UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2011

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

June 30, 2011

The UBS Funds—Fixed Income

Annual Report

President's letter	1

Market commentary	2

Fixed Income

UBS Absolute Return Bond Fund	3

UBS Core Plus Bond Fund (formerly, UBS U.S. Bond Fund)	20

UBS Fixed Income Opportunities Fund	33

UBS Global Bond Fund	52

UBS High Yield Fund	65

Explanation of expense disclosure	82

Statement of assets and liabilities	86

Statement of operations	90

Statement of changes in net assets	92

Financial highlights	94

Notes to financial statements	104

Report of independent registered public accounting firm	127

General information	128

Board approval of investment advisory agreements	129

Trustee and Officer information	134

Federal tax information	140

This page has been left blank intentionally.

President's letter

August 15, 2011

Dear Shareholder,

I'm writing this letter to you following what have easily been two of the most tumultuous weeks that the financial markets have seen in a while.

Standard & Poor's decision to downgrade US long-term sovereign debt from AAA to AA+ on Friday, August 5, 2011, came at the end of a five-day period that had already seen the Dow Jones Industrial Average (DJIA) fall over 700 points. News of the downgrade triggered further volatility in the equity market, and the ensuing days were characterized by sharp market declines, and equally steep gains.

Today, the equity market is in calmer territory, having already reclaimed, for the time being, the losses of the past week. While no one can predict with any certainty what will transpire in the days and weeks to come, we believe that the longer term implications of the downgrade, though still unclear, are likely to be limited. However, in the near-term, we expect market volatility to persist.

When I last wrote to you six months ago, I noted that irrational fear has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—and, ultimately, may have a profound negative impact on their portfolios.1 This is an important point to remember in the current atmosphere of uncertainty. The truth is, ups and downs in the market—though never welcome—are a fact of life. A market decline of 15% or more, similar to that which we have just seen, has occurred in the DJIA, on average, once every two years.2 However, equally as certain is that every market decline is also followed by a market recovery.

Against the current market backdrop, it is never more important for investors to maintain a long-term perspective. History has shown that investors with the fortitude to remain invested through a crisis have been rewarded, while those reacting to short-term volatility have met with less success. Arguably, staying the course is easier said than done. To that end, an actively managed, diversified portfolio of stocks and bonds may provide you with smoother returns, and thus make it easier for you to stay on track.3

In a few months, UBS Global Asset Management will reach a major milestone: 30 years of managing clients' assets in a constantly evolving global marketplace. For as long as we have been managing money, our formidable history of experience has shown us that only by adhering to our disciplined processes through up and down markets are we best positioned to seek to achieve the type of long-term investment results that will help our clients achieve their financial goals. This is a standard that we will resolutely adhere to in managing our asset allocation, equity and fixed income funds in the days and weeks, and years to come.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  Source: Dalbar.

2  Source: Ned Davis. Covers the period from 1/2/1900 to 8/15/2011.

3  Diversification and asset allocation do not ensure gains or guarantee against loss.

1

The markets in review

Decelerating Growth in Developed Countries

The US and many developed countries abroad experienced decelerating economic growth during the reporting period. Oil and food prices moved higher during this time, which had a negative impact on consumer spending. In addition, supply disruptions following the devastating earthquake and tsunami in Japan last March led to moderating growth in the manufacturing sector. In the US, gross domestic product ("GDP") growth was 2.5% and 2.3% during the third and fourth quarter of 2010, respectively. The Commerce Department then reported that first and second quarter 2011 GDP growth was 0.4% and 1.3%, respectively.

In contrast to their developed country counterparts, growth in most emerging market economies, such as China and India, remained robust. Against a backdrop of higher inflation, several emerging market central banks raised their interest rates and took other actions in an effort to cool growth and stem rising prices. By the end of the period, commodity prices had declined from their peaks and inflationary pressures appeared to have eased.

Riskier fixed income securities outperform

There was also a meaningful shift in investor sentiment in the fixed income market during the reporting period. This, in turn, impacted the performance of the spread sectors (non-Treasuries). During the first nine months of the period, there were hopes for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the natural disaster in Japan and the European sovereign debt crisis, most spread sectors outperformed Treasuries and yields moved higher. Nonetheless, it was a different story during the last three months of the period. High oil prices hurt consumer spending and economic data pointed to a soft patch in many developed countries. Against this backdrop, Treasury yields declined and nearly every spread sector lagged Treasuries. All told, during 12 months ended June 30, 2011, the spread sectors typically outperformed Treasuries, and the overall US bond market (as measured by the Barclays Capital US Aggregate Index1) returned 3.90%.

Despite increased volatility and periodic flights to quality, riskier fixed income asset classes generated solid gains during the reporting period, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index2 returned 15.21%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)3 rose 11.73%.

1  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Absolute Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 2.47% (Class A shares declined 0.07% after the deduction of the maximum sales charge), while Class Y shares returned 2.50%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-3 Year Index returned 1.34%, and the US LIBOR 3-Month Index (the "Index") returned 0.33% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period. Notably, spread and currency management enhanced the Fund's results.

Portfolio performance summary1

What worked

•  The Fund's allocation to the corporate bond sector contributed to performance. In particular, our US and European financial holdings were rewarded. Spreads in these sectors narrowed as corporate profits were generally better than expected and there was overall strong demand from investors seeking to generate additional yield in the low interest rate environment. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

•  The Fund's positions in the securitized sector were beneficial. We actively managed the Fund's exposure to the securitized sector and, overall, our holdings enhanced results.

•  Active currency management was beneficial. Throughout the 12-month period, we implemented a number of tactical currency trades to take advantage of opportunities in the foreign exchange markets. In particular, the Fund's exposures to the Swedish krona and Norwegian krone contributed to performance.

•  Several derivative instruments were used during the period. Certain bond futures and options were utilized to manage the Fund's duration and yield curve exposure. Credit default swaps were used to implement specific credit-related investment strategies. Additionally, foreign exchange futures were utilized to manage the Fund's currency exposures. Overall, the Fund's use of derivatives was within our expectations, and they were successful in helping us to manage the Fund's overall risk exposure.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Absolute Return Bond Fund

What didn't work

•  Security selection detracted from performance over the period.

  – While the Fund's exposure to US financials aided performance, this was somewhat offset by issue selection within the sector.

  – Issue selection of certain US mortgage-backed securities was, overall, a drag on the Fund's performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Absolute Return Bond Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	2.47%	(4.43)%	(2.88)%
Class C3	2.08	(4.77)	(3.22)
Class Y4	2.50	(4.27)	(2.70)
After deducting maximum sales charge
Class A2	(0.07)%	(4.91)%	(3.28)%
Class C3	1.59	(4.77)	(3.22)
BofA Merrill Lynch US Treasury 1-3 Year Index[5]	1.34%	4.14%	3.74%
US LIBOR 3-Month Index[6]	0.33	2.53	2.88

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.14% and 1.00%; Class C—1.42% and 1.35%; Class Y—0.80% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Absolute Return Bond Fund is April 27, 2005. Inception date of the indices, for the purpose of this illustration, is April 30, 2005.

2  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index designed to track short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates. The US LIBOR 3-Month Index is designed to track the interest rate earned on three month inter-bank US dollar denominated deposits. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

5

UBS Absolute Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Absolute Return Bond Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index from April 27, 2005, which is the inception date of the two classes, through June 30, 2011. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Absolute Return Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2011

Percentage of net assets
Federal Home Loan Bank, 5.250%, due 06/18/14	3.1%
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	3.0
Eurohypo AG, 3.750%, due 03/24/14	2.9
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12	2.8
Kreditanstalt fuer Wiederaufbau, 5.550%, due 06/07/21	2.2
Federal National Mortgage Association, 4.125%, due 04/15/14	2.2
Federal National Mortgage Association Pools, #933765, 4.500%, due 04/01/38	2.1
Inter-American Development Bank, 3.250%, due 11/15/11	1.8
European Investment Bank, 6.250%, due 04/15/14	1.6
Telecom Italia SpA, 5.625%, due 12/29/15	1.5
Total	23.2%

Country exposure by issuer, top five (unaudited)

As of June 30, 2011

Percentage of net assets
United States	41.3%
United Kingdom	14.1
Germany	9.9
Netherlands	4.7
Italy	3.7
Total	73.7%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Bonds
Corporate bonds
Aerospace & defense	0.40%
Auto components	0.18
Building materials	0.45
Chemicals	0.54
Commercial banks	9.36
Communications equipment	0.27
Construction & engineering	1.14
Consumer finance	0.54
Diversified financial services	11.16
Diversified telecommunication services	2.87
Electric utilities	0.77
Energy	0.07
Food & staples retailing	0.58
Health care equipment & supplies	0.52
Household durables	0.17
Industrial conglomerates	0.29
Insurance	3.54
Media	1.23
Metals & mining	1.75
Oil, gas & consumable fuels	3.24
Pharmaceuticals	0.25
Road & rail	0.45
Semiconductors & semiconductor equipment	0.19
Sovereign	1.22
Specialty retail	0.60
Telecommunications	0.19
Thrifts & mortgage finance	3.08
Tobacco	2.33
Wireless telecommunication services	2.13
Total corporate bonds	49.51%
Asset-backed securities	1.76
Collateralized debt obligations	1.02
Commercial mortgage-backed securities	0.47
Mortgage & agency debt securities	23.23
Non-US government obligations	12.22
Supranational bonds	4.56
Total bonds	92.77%
Short-term investment	6.76
Total investments	99.53%
Cash and other assets, less liabilities	0.47
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Absolute Return Bond Fund. Figures would be different if a breakdown of the derivatives exposure was included.

7

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds: 92.77%
Corporate bonds: 49.51%
Australia: 0.92%
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		$1,000,000	$993,310
Westpac Banking Corp., 4.200%, due 02/27/15		350,000	370,366
Total Australia corporate bonds			1,363,676
Canada: 0.57%
Barrick Gold Corp., 2.900%, due 05/30/16[1]		400,000	399,685
Nova Chemicals Corp., 8.625%, due 11/01/19		195,000	217,181
Teck Resources Ltd., 3.150%, due 01/15/17		220,000	220,143
Total Canada corporate bonds			837,009
Denmark: 0.26%
Dong Energy A/S, 4.875%, due 05/07/14	EUR	250,000	381,286
France: 1.72%
AXA SA, 6.667%, due 07/06/16[2,3]	GBP	525,000	754,126
Casino Guichard Perrachon SA, 5.500%, due 01/30/15	EUR	550,000	847,932
CNP Assurances, 6.875%, due 09/30/41[2]		500,000	715,105
Compagnie de Financement Foncier, 3.625%, due 01/16/12		145,000	212,373
Total France corporate bonds			2,529,536
Germany: 3.45%
Commerzbank AG, 6.375%, due 03/22/19		350,000	479,797
Eurohypo AG, 3.750%, due 03/24/14		2,900,000	4,330,353
HeidelbergCement Finance BV, 8.500%, due 10/31/19		160,000	259,287
Total Germany corporate bonds			5,069,437
Ireland: 0.71%
Allied Irish Banks PLC, 4.500%, due 10/01/12		300,000	363,263
GE Capital UK Funding, 6.000%, due 04/11/13	GBP	400,000	681,770
Total Ireland corporate bonds			1,045,033
Italy: 2.60%
Intesa Sanpaolo SpA, 2.658%, due 02/24/14[1,2]		$600,000	598,531
6.625%, due 05/08/18	EUR	500,000	733,308

	Face amount		Value
Telecom Italia SpA, 5.625%, due 12/29/15	GBP	1,350,000	$2,225,681
Wind Acquisition Finance SA, 11.750%, due 07/15/17[4]	EUR	160,000	261,027
Total Italy corporate bonds			3,818,547
Luxembourg: 1.51%
ArcelorMittal, 9.000%, due 02/15/15		$350,000	417,756
Boardriders SA, 8.875%, due 12/15/17[4]	EUR	200,000	303,806
Fiat Industrial Finance Europe SA, 6.250%, due 03/09/18		550,000	791,601
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	250,000	426,315
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20[1]		$285,000	283,575
Total Luxembourg corporate bonds			2,223,053
Mexico: 0.50%
America Movil SAB de CV, 3.625%, due 03/30/15		700,000	733,571
Netherlands: 4.41%
Allianz Finance II BV, 4.750%, due 07/22/19	EUR	850,000	1,288,609
Conti-Gummi Finance BV, 7.125%, due 10/15/18[4]		175,000	262,024
CRH Finance BV, 7.375%, due 05/28/14		250,000	399,734
ELM BV for Swiss Reinsurance Co., 5.252%, due 05/25/16[2,3]		650,000	829,505
MDC BV, 5.750%, due 05/06/14[1]		$1,650,000	1,802,625
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	230,000	387,691
Repsol International Finance BV, 4.750%, due 02/16/17	EUR	300,000	449,497
Scotland International Finance BV, 4.250%, due 05/23/13[1]		$800,000	802,520
Ziggo Bond Co. BV, 8.000%, due 05/15/18[4]	EUR	175,000	260,755
Total Netherlands corporate bonds			6,482,960
Portugal: 0.51%
EDP Finance BV, 5.375%, due 11/02/12[1]		$750,000	750,981
Qatar: 0.30%
Qtel International Finance Ltd., 6.500%, due 06/10/14[1]		400,000	442,500
South Africa: 0.20%
Edcon Proprietary Ltd., 9.500%, due 03/01/18[4]	EUR	215,000	294,634

8

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
South Korea: 0.52%
Hyundai Capital Services, Inc., 4.375%, due 07/27/16[1]		$750,000	$769,067
Spain: 0.51%
Telefonica Emisiones SAU, 5.431%, due 02/03/14	EUR	500,000	758,363
Sweden: 0.26%
Vattenfall Treasury AB, 4.250%, due 05/19/14		250,000	376,262
Switzerland: 0.91%
Credit Suisse/London, 6.125%, due 05/16/14		850,000	1,337,818
United Kingdom: 10.09%
Anglo American Capital PLC, 9.375%, due 04/08/14[1]		$450,000	537,983
Aviva PLC, 4.729%, due 11/28/14[2,3]	EUR	675,000	856,495
BAA Funding Ltd., 3.975%, due 02/15/12[1]		1,150,000	1,680,947
Barclays Bank PLC, 2.500%, due 01/23/13		$950,000	967,476
BP Capital Markets PLC, 1.550%, due 08/11/11		100,000	100,115
Brambles Finance PLC, 4.625%, due 04/20/18	EUR	550,000	816,997
HSBC Holdings PLC, 4.500%, due 04/30/14		250,000	376,566
6.250%, due 03/19/18		300,000	462,199
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18		550,000	798,380
8.375%, due 02/17/16		450,000	777,430
Lloyds TSB Bank PLC, 2.624%, due 01/24/14[2]		$1,500,000	1,520,863
Nationwide Building Society, 4.650%, due 02/25/15[1]		550,000	569,552
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	779,428
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	EUR	1,000,000	1,498,114
Smiths Group PLC, 6.050%, due 05/15/14[1]		$400,000	433,620
Standard Chartered Bank PLC, 3.850%, due 04/27/15[1]		1,400,000	1,449,272
Vodafone Group PLC, 5.750%, due 03/15/16		650,000	734,731
WPP PLC, 6.625%, due 05/12/16	EUR	300,000	485,549
Total United Kingdom corporate bonds			14,845,717

	Face amount		Value
United States: 19.56%
Ally Financial, Inc., 4.500%, due 02/11/14		$215,000	$215,000
Altria Group, Inc., 9.250%, due 08/06/19		300,000	391,184
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	200,000	298,109
American International Group, Inc., 3.650%, due 01/15/14		$750,000	764,318
Anadarko Petroleum Corp., 5.750%, due 06/15/14		1,000,000	1,103,971
7.625%, due 03/15/14		325,000	372,658
AT&T, Inc., 4.850%, due 02/15/14		750,000	814,626
BAE Systems Holdings, Inc., 4.950%, due 06/01/14[1]		550,000	590,919
Bank of America Corp., 4.900%, due 05/01/13		710,000	747,962
5.650%, due 05/01/18		650,000	685,315
Boston Scientific Corp., 4.500%, due 01/15/15		720,000	759,149
Celanese US Holdings LLC, 6.625%, due 10/15/18		285,000	300,675
Cellco Partnership, 7.625%, due 12/19/11	EUR	500,000	743,362
8.500%, due 11/15/18		$500,000	649,282
Citigroup, Inc., 4.750%, due 05/31/17[2]	EUR	400,000	533,798
5.625%, due 08/27/12		$540,000	564,134
Comcast Corp., 6.300%, due 11/15/17		620,000	718,659
CSX Corp., 5.750%, due 03/15/13		610,000	656,326
DirecTV Holdings LLC, 7.625%, due 05/15/16		550,000	599,500
Enterprise Products Operating LLC, 3.700%, due 06/01/15		380,000	398,381
Series I, 5.000%, due 03/01/15		330,000	359,264
ERAC USA Finance Co., 2.750%, due 07/01/13[1]		400,000	408,079
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]		260,000	280,150
General Electric Capital Corp., 0.367%, due 12/20/13[2]		240,000	237,106
Series A, 3.750%, due 11/14/14		1,410,000	1,492,496
Series A, 6.750%, due 03/15/32		1,500,000	1,666,578
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		1,300,000	1,512,606
JPMorgan Chase & Co., 3.400%, due 06/24/15		1,350,000	1,385,979
6.300%, due 04/23/19		1,200,000	1,352,563

9

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Morgan Stanley, 5.950%, due 12/28/17		$1,300,000	$1,397,561
Motorola Solutions, Inc., 6.000%, due 11/15/17		350,000	398,257
Nalco Co., 6.625%, due 01/15/19[1]		275,000	281,875
ONEOK Partners LP, 8.625%, due 03/01/19		550,000	699,224
Petrohawk Energy Corp., 7.875%, due 06/01/15		275,000	288,063
Pfizer, Inc., 3.625%, due 06/03/13	EUR	250,000	370,285
Quicksilver Resources, Inc., 11.750%, due 01/01/16		$245,000	280,525
Reynolds Group Issuer LLC, 7.750%, due 10/15/16[4]	EUR	170,000	255,154
SLM Corp., 6.250%, due 01/25/16		$350,000	363,125
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17		265,000	276,925
UST, Inc., 6.625%, due 07/15/12		1,375,000	1,453,022
Wells Fargo & Co., 5.250%, due 10/23/12		2,000,000	2,110,184
Total United States corporate bonds			28,776,349
Total corporate bonds (cost $69,122,620)			72,835,799
Asset-backed securities: 1.76%
United Kingdom: 0.78%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 1.012%, due 04/15/16[2]	GBP	150,000	234,495
2003-B PLC, Series A, 4.650%, due 07/15/13		240,000	400,066
Permanent Financing PLC, Series 6, Class 5A2, 0.984%, due 06/10/42[2,4]		320,000	512,390
Total United Kingdom asset-backed securities			1,146,951
United States: 0.98%
Bank of America Corp., Series 2008-A5, Class A5, 1.387%, due 12/16/13[2]		$300,000	300,135
Series 2004-A1, 4.500%, due 01/17/14	EUR	270,000	400,306

	Face amount		Value
Chase Issuance Trust, Series 2007-A16, Class A16, 0.547%, due 06/16/14[2]		$300,000	$300,572
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14	EUR	300,000	442,058
Total United States asset-backed securities			1,443,071
Total asset-backed securities (cost $2,484,875)			2,590,022
Collateralized debt obligations: 1.02%
Cayman Islands: 0.44%
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.524%, due 01/22/22[1,2,5,6]		$290,000	216,224
FM Leveraged Capital Fund, Series 2006-2A, Class E, 4.011%, due 11/15/20[2,5,6]		400,000	272,000
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.647%, due 06/15/21[1,2,5,6]		200,000	162,360
Total Cayman Islands collateralized debt obligations			650,584
Netherlands: 0.34%
Highlander Euro CDO, Series 2006-2CA, Class E, 5.126%, due 12/14/22[1,5,6,7]	EUR	250,000	195,770
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24[1,5,6]		350,000	304,532
Total Netherlands collateralized debt obligations			500,302
United States: 0.24%
Axius Europe CLO SA, Series 2007-1A, Class D, 4.699%, due 11/15/23[1,2,5,6]		350,000	350,211
Total collateralized debt obligations (cost $2,128,374)			1,501,097
Commercial mortgage-backed securities: 0.47%
United States: 0.47%
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49		$175,000	187,784
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.992%, due 08/10/45[2]		300,000	322,080

10

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class B, 5.240%, due 09/15/37	$175,000	$179,623
Total commercial mortgage-backed securities (cost $592,938)		689,487
Mortgage & agency debt securities: 23.23%
United Kingdom: 3.19%
Arkle Master Issuer PLC, Series 2010-1A, Class 2A, 1.411%, due 05/17/60[1,2]	500,000	499,194
Arran Residential Mortgages Funding PLC, Series 2011-1A, Class A1C, 1.537%, due 11/19/47[1,2]	1,700,000	1,700,401
Holmes Master Issuer PLC, Series 2011-1A, Class A2, 1.628%, due 10/15/54[1,2]	1,500,000	1,501,859
Permanent Master Issuer PLC, Series 2011-1A, Class 1A1, 1.669%, due 07/15/42[1,2]	1,000,000	1,002,418
Total United Kingdom mortgage & agency debt securities		4,703,872
United States: 20.04%
Federal Home Loan Bank, 5.250%, due 06/18/14	4,100,000	4,620,987
Federal Home Loan Mortgage Corp.,[8] 4.750%, due 03/05/12	1,300,000	1,339,209
5.000%, due 02/16/17	3,900,000	4,452,275
Federal Home Loan Mortgage Corp. Gold Pools,[8] #Q01348, 4.500%, due 06/01/41	150,000	155,190
#G04668, 5.000%, due 03/01/38	635,494	676,000
#G08307, 5.000%, due 11/01/38	955,481	1,015,786
#A60064, 5.500%, due 04/01/37	1,900,000	2,057,114
#G06381, 5.500%, due 08/01/40	779,375	845,649
Federal National Mortgage Association,[8] 4.125%, due 04/15/14	2,950,000	3,212,582
Federal National Mortgage Association Pools,[8] #992260, 4.000%, due 01/01/39	1,981,210	1,986,482
#AH6655, 4.000%, due 02/01/41	550,000	550,776
#933765, 4.500%, due 04/01/38	2,937,095	3,046,747

	Face amount		Value
#AE0106, 4.500%, due 06/01/40		$369,982	$383,503
5.000%, TBA		1,270,000	1,349,375
5.500%, TBA		75,000	81,094
6.000%, TBA		1,200,000	1,318,126
6.500%, TBA		425,000	481,180
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K-012, Class A-1,[8] 3.427%, due 10/25/20		1,307,024	1,353,803
Government National Mortgage Association Pools, #741646, 4.500%, due 06/15/41		525,000	555,133
Total United States mortgage & agency debt securities			29,481,011
Total mortgage & agency debt securities (cost $32,957,832)			34,184,883
Non-US government obligations: 12.22%
Denmark: 0.86%
Government of Denmark, 1.875%, due 03/16/12		1,250,000	1,262,222
Germany: 6.45%
Bundesobligation, 4.000%, due 04/13/12	EUR	1,420,000	2,099,903
Kreditanstalt fuer Wiederaufbau, 3.375%, due 01/16/12		2,800,000	4,100,484
5.550%, due 06/07/21	GBP	1,800,000	3,285,653
			9,486,040
Italy: 1.13%
Republic of Italy, 4.750%, due 01/25/16		$1,565,000	1,662,418
Japan: 1.08%
Japan Bank for International Cooperation, 5.250%, due 03/23/16		1,400,000	1,589,322
Spain: 2.70%
Instituto de Credito Oficial, 5.375%, due 07/02/12		1,800,000	1,859,202
Kingdom of Spain, 4.700%, due 07/30/41	EUR	1,775,000	2,123,023
			3,982,225
Total Non-US government obligations (cost $17,391,117)			17,982,227

11

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Concluded)
Supranational bonds: 4.56%
European Investment Bank, 2.500%, due 04/15/12	EUR	1,225,000	$1,789,686
6.250%, due 04/15/14	GBP	1,270,000	2,286,695
Inter-American Development Bank, 3.250%, due 11/15/11		$2,600,000	2,628,899
Total supranational bonds (cost $6,425,166)			6,705,280
Total bonds (cost $131,102,922)			136,488,795

	Shares	Value
Short-term investment: 6.76%
Investment company: 6.76%
UBS Cash Management Prime Relationship Fund[9] (cost $9,946,180)	9,946,180	$9,946,180
Total investments: 99.53% (cost $141,049,102)		146,434,975
Cash and other assets, less liabilities: 0.47%		693,971
Net assets: 100.00%		$147,128,946

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $141,049,102; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,570,368
Gross unrealized depreciation	(1,184,495)
Net unrealized appreciation of investments	$5,385,873

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 81.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $18,014,850 or 12.24% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $2,149,790 or 1.46% of net assets.

5  Security is illiquid. At June 30, 2011, the value of these securities amounted to $1,501,097 or 1.02% of net assets.

6  These securities, which represent 1.02% of net assets as of June 30, 2011, are considered restricted. (See restricted securities table below for more information.)

12

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/11	Value as a percentage of net assets
Axius Europe CLO SA, Series 2007-1A, Class D, 09/28/07- 4.699%, due 11/15/23	11/01/09	$466,689	0.32%	$350,211	0.24%
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 4.524%, due 01/22/22	04/27/07	285,865	0.19	216,224	0.15
FM Leveraged Capital Fund Series 2006-2A, Class E 4.011%, due 11/15/20	10/31/06	400,000	0.27	272,000	0.18
Highlander Euro CDO, Series 2006-2CA, Class E, 5.126%, due 12/14/22	11/28/06	329,608	0.22	195,770	0.13
Queen Street CLO, Series 2007-1A, Class F, 6.980%, due 08/15/24	05/18/07	463,444	0.32	304,532	0.21
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 3.647%, due 06/15/21	03/09/07	198,806	0.14	162,360	0.11
		$2,144,412	1.46%	$1,501,097	1.02%

7  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

8  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

9  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$5,509,864	$49,570,026	$45,133,710	$9,946,180	$16,199

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	512,500	JPY	58,814,039	07/27/11	$(12,107)
Barclays Bank PLC	JPY	167,315,550	USD	2,075,000	07/27/11	(3,552)
Barclays Bank PLC	USD	6,562,688	NOK	36,620,000	07/27/11	215,497
HSBC Bank, N.A.	EUR	33,540,000	USD	47,695,792	07/27/11	(912,724)
HSBC Bank, N.A.	GBP	11,780,000	USD	19,057,071	07/27/11	155,944
JPMorgan Chase Bank	CAD	2,535,000	USD	2,576,953	07/27/11	(50,090)
JPMorgan Chase Bank	JPY	423,800,000	USD	5,280,043	07/27/11	15,198
JPMorgan Chase Bank	SEK	16,496,104	EUR	1,785,000	07/27/11	(17,640)
JPMorgan Chase Bank	USD	5,838,813	SEK	37,730,000	07/27/11	118,415

Net unrealized depreciation on forward foreign currency contracts  $(491,059)

13

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 113 contracts (USD)	September 2011	$(24,759,184)	$(24,785,844)	$(26,660)
5 Year US Treasury Notes, 310 contracts (USD)	September 2011	(36,889,510)	(36,950,547)	(61,037)
10 Year US Treasury Notes, 110 contracts (USD)	September 2011	(13,472,252)	(13,456,094)	16,158
Interest rate futures buy contracts:
Euro-Bund, 60 contracts (EUR)	September 2011	10,996,800	10,917,890	(78,910)
Interest rate futures sell contracts:
Euro-Bobl, 149 contracts (EUR)	September 2011	(25,123,728)	(25,189,714)	(65,986)
Euro-Schatz, 36 contracts (EUR)	September 2011	(5,605,243)	(5,614,952)	(9,709)
Long Gilt, 20 contracts (GBP)	September 2011	(3,845,980)	(3,856,695)	(10,715)
Net unrealized depreciation on futures contracts				$(236,859)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments made	Value	Unrealized depreciation
Deutsche Bank AG	CHF	6,490,000	02/03/16	1.5575%	0.2400%[2]	—	$(149,064)	$(149,064)

1  Payments made or received are based on the notional amount.

2  Rate based on 6 month LIBOR (CHF BBA).

14

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	4,500,000	06/20/16	1.0000%	—[3]	$5,864	$(12,434)	$(6,570)
JP Morgan Chase Bank	EUR	500,000	06/20/16	5.0000	—[4]	40,184	(27,066)	13,118
JP Morgan Chase Bank	EUR	2,800,000	06/20/16	1.0000	—[5]	2,405	18,586	20,991
JP Morgan Chase Bank	EUR	5,100,000	06/20/16	1.0000	—[5]	(43,000)	33,854	(9,146)
Morgan Stanley & Co. Inc.	EUR	800,000	06/20/16	5.0000	—[4]	52,740	(43,306)	9,434
Morgan Stanley & Co. Inc.	EUR	3,150,000	06/20/16	1.0000	—[5]	(9,105)	20,910	11,805
Morgan Stanley & Co. Inc.	USD	1,500,000	06/20/16	5.0000	—[6]	34,167	(14,318)	19,849
Morgan Stanley & Co. Inc.	USD	3,900,000	06/20/16	1.0000	—[3]	11,951	(10,776)	1,175
						$95,206	$(34,550)	$60,656

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the CDX.NA.IG Series 16 Index.

4  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 15 Index.

5  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Series 15 Index.

6  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the CDX.NA.HY Series 16 Index.

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	540,000	06/20/16	1.0000%	—[3]	$(6,409)	$6,065	$(344)
Barclays Bank PLC	EUR	1,080,000	06/20/16	1.0000	—[4]	34,972	(23,336)	11,636
Barclays Bank PLC	USD	750,000	09/20/16	1.0000	—[5]	(7,194)	16,808	9,614
Deutsche Bank AG	USD	1,130,000	03/20/14	1.0000	—[6]	10,693	(3,021)	7,672
Deutsche Bank AG	USD	750,000	06/20/16	1.0000	—[7]	23,183	(22,300)	883
Deutsche Bank AG	USD	1,500,000	06/20/16	1.0000	—[8]	(27,459)	29,571	2,112
Deutsche Bank AG	USD	750,000	09/20/16	1.0000	—[5]	(7,561)	16,808	9,247
Goldman Sachs International	USD	2,260,000	03/20/14	1.0000	—[9]	25,005	(35,881)	(10,876)
Goldman Sachs International	USD	300,000	03/20/16	1.0000	—[10]	1,344	979	2,323
JPMorgan Chase Bank	EUR	1,680,000	03/20/14	5.0000	—[11]	270,721	(187,698)	83,023
JPMorgan Chase Bank	EUR	540,000	06/20/16	1.0000	—[3]	(7,112)	6,065	(1,047)
JPMorgan Chase Bank	USD	1,100,000	03/20/14	1.0000	—[6]	9,401	(2,941)	6,460

15

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	USD	300,000	03/20/16	1.0000%	—[10]	$1,344	$979	$2,323
JPMorgan Chase Bank	USD	1,500,000	06/20/16	1.0000	—[12]	44,201	(46,017)	(1,816)
JPMorgan Chase Bank	USD	1,500,000	06/20/16	1.0000	—[13]	(1,966)	6,482	4,516
Merrill Lynch International	EUR	1,100,000	06/20/16	1.0000	—[14]	(2,402)	8,497	6,095
						$360,761	$(228,940)	$131,821

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Legal & General Finance PLC 5.875% bond, due 12/11/31.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Centrica PLC 7.000% bond, due 09/19/18.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CNA Financial Corp. 5.850% bond, due 12/15/14.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Honeywell International, Inc 5.700% bond, due 03/15/36.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Prudential Financial, Inc. 4.500% bond, due 07/15/13

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Allstate Corp. 6.750% bond, due 05/15/18

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15

12  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Lockheed Martin Corp. 7.650% bond, due 01/05/16.

13  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Constellation Energy Group, Inc. 4.550% bond, due 06/15/15.

14  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volvo Treasury AB 5.000% bond, due 05/31/17

16

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments made	Value	Unrealized appreciation	Credit spread[4]
JPMorgan Chase Bank	USD	2,950,000	06/20/16	—[3]	5.0000%	$(1,639)	$28,159	$26,520	4.8062%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments received are based on the notional amount.

3  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the CDX.NA.HY. Series 16 Index.

4  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Barclays Bank PLC	EUR	540,000	06/20/16	—[4]	1.0000%	$28,313	$(29,069)	$(756)	1.8312%
Barclays Bank PLC	EUR	1,080,000	06/20/16	—[5]	1.0000	(21,981)	17,658	(4,323)	0.7085
Barclays Bank PLC	USD	750,000	09/20/16	—[6]	1.0000	14,850	(27,242)	(12,392)	1.7588
Deutsche Bank AG	USD	750,000	03/20/16	—[7]	1.0000	11,204	(21,056)	(9,852)	1.6135
Deutsche Bank AG	USD	1,500,000	06/20/16	—[8]	1.0000	41,493	(40,403)	1,090	1.5758
Deutsche Bank AG	USD	750,000	09/20/16	—[6]	1.0000	14,850	(27,242)	(12,392)	1.7588
Goldman Sachs International	USD	1,490,000	03/20/16	—[9]	1.0000	14,985	7,410	22,395	0.8829
Goldman Sachs International	USD	800,000	06/20/18	—[10]	0.5140	—	(102,511)	(102,511)	2.7561
Goldman Sachs International	USD	1,600,000	12/20/18	—[11]	1.1425	—	(66,302)	(66,302)	1.7708
Goldman Sachs International	USD	3,000,000	09/20/19	—[12]	1.0000	(19,160)	52,604	33,444	0.7561
JPMorgan Chase Bank	EUR	430,000	03/20/16	—[13]	1.0000	12,797	(18,982)	(6,185)	1.7098
JPMorgan Chase Bank	EUR	1,080,000	03/20/16	—[14]	5.0000	(212,763)	117,872	(94,891)	3.1855
JPMorgan Chase Bank	EUR	540,000	06/20/16	—[4]	1.0000	28,313	(29,069)	(756)	1.8312
JPMorgan Chase Bank	USD	740,000	03/20/16	—[7]	1.0000	12,076	(20,775)	(8,699)	1.6350
JPMorgan Chase Bank	USD	1,500,000	06/20/16	—[15]	1.0000	28,081	(27,407)	674	1.3833
Merrill Lynch International	EUR	1,100,000	06/20/16	—[16]	1.0000	65,049	(89,456)	(24,407)	2.2628
						$18,107	$(303,970)	$(285,863)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

17

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aegon NV 4.125% bond, due 12/08/14.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the E.ON International Finance BV 6.375% bond, due 05/29/17.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hartford Financial Services Group, Inc. 4.000% bond, due 03/30/15.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/1/25.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Kingdom of Spain 5.500% bond, due 12/20/17.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Austria 5.250% bond, due 01/04/11.

13  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the AXA SA 6.000% bond, due 06/18/13.

14  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

15  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Generation Co. LLC 6.200% bond, due 10/01/17.

16  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Renault SA 2.647% bond, due 08/04/14.

18

UBS Absolute Return Bond Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$72,835,799	$—	$72,835,799
Asset-backed securities	—	2,590,022	—	2,590,022
Collateralized debt obligations	—	—	1,501,097	1,501,097
Commercial mortgage-backed securities	—	689,487	—	689,487
Mortgage & agency debt securities	—	34,184,883	—	34,184,883
Non-US government obligations	—	17,982,227	—	17,982,227
Supranational bonds	—	6,705,280	—	6,705,280
Short-term investment	—	9,946,180	—	9,946,180
Forward foreign currency contracts	—	(491,059)	—	(491,059)
Futures contracts	(236,859)	—	—	(236,859)
Swap agreements	—	(688,365)	—	(688,365)
Total	$(236,859)	$143,754,454	$1,501,097	$145,018,692

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$1,269,921	$1,269,921
Purchases	3,898	3,898
Issuances	—	—
Sales	(1,126,512)	(1,126,512)
Settlements	—	—
Accrued discounts (premiums)	397	397
Total realized gain (loss)	(1,936,014)	(1,936,014)
Net change in unrealized appreciation/depreciation	3,289,407	3,289,407
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$1,501,097	$1,501,097

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $823,449.

See accompanying notes to financial statements.
19

UBS Core Plus Bond Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Core Plus Bond Fund (the "Fund") (formerly UBS U.S. Bond Fund) returned 5.00% (Class A shares returned 0.26% after the deduction of the maximum sales charge), while Class Y shares returned 5.26%. The Fund's benchmark, the Barclays Capital US Aggregate Index (the "Index"), returned 3.90% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 22; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the reporting period, largely due to sector allocation, issue selection and yield curve positioning.

Portfolio performance summary1

What worked

•  The Fund's overweight to several spread sectors (non-US Treasuries) was beneficial during the reporting period.

  – The largest contributor to performance was the Fund's overweight exposure to commercial mortgage-backed securities (CMBS). CMBS spreads narrowed significantly during the reporting period due, in part, to overall robust demand from investors seeking to generate incremental yield in the low interest rate environment. While CMBS prices weakened toward the end of the period given increased risk aversion, it was not enough to offset their earlier strong returns. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

  – An overweight to investment grade bonds was rewarded. While they, too, gave back a portion of their gains late in the period, overall, the Fund's overweight added value. In particular, the Fund's allocation to investment grade bonds in the financials and industrials sectors enhanced its results.

  – Out-of-index exposures to high yield bonds and emerging markets debt also enhanced the Fund's returns. Overall, these riskier asset classes generated strong returns during the period.

•  Issue selection was a positive for performance.

  – Within the corporate bond sector, the Fund's industrial holdings, especially its energy and natural gas credits, contributed to results. The spreads of issuers in this sector narrowed as the economic recovery continued, corporate profits generally exceeded expectations and investor demand was typically solid. Issue selection in financials was also rewarded.

  – Asset-backed issue selection added value, as well. In particular, the Fund's BBB-rated credit card receivables generated solid results during the period.2

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

20

UBS Core Plus Bond Fund

•  The Fund's yield curve positioning and, to a lesser extent, duration, meaningfully contributed to performance.

  – The Fund's positioning on the yield curve was a positive for results. In particular, our positioning on the curve in July 2010 was beneficial, as we emphasized portions of the curve that generated very strong returns.

  – We tactically adjusted the Fund's duration during the reporting period. Overall, duration positioning was additive for performance. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

What didn't work

•  Certain bonds held by the Fund somewhat held back performance. Several of the Fund's utility credits modestly detracted from performance. In addition, certain exposures to sovereign bonds also detracted from results.

•  The Fund's use of derivatives was a slight detractor from performance. Several derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

21

UBS Core Plus Bond Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	5.00%	2.10%	3.35%	4.29%
Class B3	4.20	1.35	N/A	2.25[6]
Class C4	4.60	1.60	N/A	2.20
Class Y5	5.26	2.36	3.59	4.78
After deducting maximum sales charge
Class A2	0.26%	1.17%	2.87%	3.95%
Class B3	(0.80)	1.02	N/A	2.25[6]
Class C4	3.85	1.60	N/A	2.20
Barclays Capital US Aggregate Index[7]	3.90%	6.52%	5.74%	6.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.41% and 0.66%; Class B—2.24% and 1.41%; Class C—1.88% and 1.16%; Class Y—1.11% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Core Plus Bond Fund (formerly, UBS U.S. Bond Fund) Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 6, 2001 and November 8, 2001, respectively. Inception date of Class Y shares and the index is August 31,1995.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial-mortgage backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

22

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class Y shares versus the Barclays Capital US Aggregate Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

23

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings
(unaudited)1

As of June 30, 2011

Percentage of net assets
US Treasury Notes, 0.750%, due 03/31/13	8.5%
US Treasury Bonds, 4.750%, due 02/15/41	4.5
Federal National Mortgage Association Pools, 4.500%, TBA	3.6
Federal National Mortgage Association Pools, 5.000%, TBA	3.3
Federal National Mortgage Association, 1.625%, due 10/26/15	2.8
Federal Home Loan Mortgage Corp. Gold Pools, #A89870, 4.500%, due 11/01/39	2.2
Federal Home Loan Mortgage Corp., 1.000%, due 08/27/14	2.1
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	1.6
US Treasury Notes, 1.750%, due 05/31/16	1.6
Federal National Mortgage Association Pools, #AD9114, 5.000%, due 07/01/40	1.4
Total	31.6%

Industry diversification (unaudited)2

As a percentage of net assets as of June 30, 2011

Bonds
Corporate bonds
Aerospace & defense	0.20%
Biotechnology	0.24
Building products	0.32
Capital markets	1.43
Chemicals	0.17
Commercial banks	2.40
Commercial services & supplies	0.23
Consumer finance	1.01
Diversified financial services	3.02
Diversified telecommunication services	0.36
Electric utilities	0.96
Energy equipment & services	0.40
Food & staples retailing	0.44
Food products	0.60
Household durables	0.31
Insurance	2.32
Leisure equipment & products	0.14
Machinery	0.15
Media	1.86
Metals & mining	0.78
Multi-utilities	0.12
Oil, gas & consumable fuels	2.24
Paper & forest products	0.43
Pharmaceuticals	0.25
Tobacco	0.40
Wireless telecommunication services	1.04
Total corporate bonds	21.82%
Asset-backed securities	1.14
Commercial mortgage-backed securities	8.43
Mortgage & agency debt securities	41.85
Municipal bonds	1.42
US government obligations	16.70
Supranational bond	0.28
Total bonds	91.64%
Investment companies
UBS High Yield Relationship Fund	3.66
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.26
Total investment companies	4.92%
Short-term investment	6.48
Investment of cash collateral from securities loaned	0.57
Total investments	103.61%
Liabilities, in excess of cash and other assets	(3.61)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the industry breakdown of direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification and derivatives exposure was included.

24

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds: 91.64%
Corporate bonds: 21.82%
Australia: 0.08%
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21	$30,000	$29,799
Austria: 0.22%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	75,000	84,750
Canada: 0.26%
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	103,104
Cayman Islands: 0.93%
Transocean, Inc., 6.800%, due 03/15/38	145,000	155,688
Vale Overseas Ltd., 4.625%, due 09/15/20	155,000	154,154
6.875%, due 11/21/36	50,000	54,289
Total Cayman Islands corporate bonds		364,131
France: 0.13%
RCI Banque SA, 4.600%, due 04/12/16[1]	50,000	51,076
Ireland: 0.54%
The Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[1]	225,000	210,957
Luxembourg: 0.21%
Telecom Italia Capital SA, 4.950%, due 09/30/14	80,000	83,413
Mexico: 0.26%
America Movil SAB de CV, 5.000%, due 03/30/20	100,000	104,320
Netherlands Antilles: 0.25%
Teva Pharmaceutical Finance II BV, 3.000%, due 06/15/15	95,000	97,756
South Africa: 0.18%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	70,000	68,923
United Kingdom: 0.80%
BP Capital Markets PLC, 3.875%, due 03/10/15	120,000	126,378
Lloyds TSB Bank PLC, 6.375%, due 01/21/21	80,000	83,285
PPL WEM Holdings PLC, 3.900%, due 05/01/16[1]	35,000	35,916

	Face amount	Value
Royal Bank of Scotland PLC, 5.625%, due 08/24/20	$70,000	$70,029
Total United Kingdom corporate bonds		315,608
United States: 17.96%
Allied Waste North America, Inc., 6.875%, due 06/01/17	85,000	92,119
Altria Group, Inc., 9.950%, due 11/10/38	55,000	77,278
American International Group, Inc., 6.400%, due 12/15/20	60,000	64,583
Amgen, Inc., 3.450%, due 10/01/20	100,000	95,351
Anadarko Petroleum Corp., 5.950%, due 09/15/16	75,000	84,419
Appalachian Power Co., 4.600%, due 03/30/21	70,000	70,499
Bank of America Corp., 5.625%, due 07/01/20	40,000	41,301
6.500%, due 08/01/16	130,000	144,983
Bunge Ltd. Finance Corp., 5.100%, due 07/15/15	80,000	86,019
Capital One Financial Corp., 7.375%, due 05/23/14	55,000	62,801
Caterpillar, Inc., 3.900%, due 05/27/21	60,000	60,008
Cellco Partnership, 8.500%, due 11/15/18	85,000	110,378
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	128,978
CIT Group, Inc., 7.000%, due 05/02/16[1]	135,000	134,494
Citigroup, Inc., 6.125%, due 05/15/18	160,000	176,197
8.125%, due 07/15/39	60,000	75,082
Comcast Corp., 6.300%, due 11/15/17	160,000	185,460
CVS Caremark Corp., 6.125%, due 09/15/39	100,000	102,520
CVS Pass-Through Trust, 6.036%, due 12/10/28	66,496	70,573
DirecTV Holdings LLC, 6.000%, due 08/15/40	70,000	70,973
7.625%, due 05/15/16	105,000	114,450
Dow Chemical Co., 4.250%, due 11/15/20	70,000	68,317
Duke Energy Carolinas LLC, 5.100%, due 04/15/18	55,000	60,830
ERAC USA Finance Co., 7.000%, due 10/15/37[1]	85,000	93,528
FGI Operating Co., Inc., 10.250%, due 08/01/15	75,000	79,687

25

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Ford Motor Credit Co. LLC, 5.000%, due 05/15/18	$110,000	$109,624
5.750%, due 02/01/21	110,000	109,864
7.800%, due 06/01/12	215,000	224,843
Fortune Brands, Inc., 6.375%, due 06/15/14	60,000	66,703
General Electric Capital Corp., 2.950%, due 05/09/16	75,000	75,413
Series A, 6.750%, due 03/15/32	260,000	288,874
Georgia-Pacific LLC, 5.400%, due 11/01/20[1]	80,000	81,531
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	260,000	282,969
Hartford Financial Services Group, Inc., 6.300%, due 03/15/18	85,000	92,429
Hasbro, Inc., 6.350%, due 03/15/40	55,000	56,853
International Lease Finance Corp., 7.125%, due 09/01/18[1]	80,000	85,600
Jersey Central Power & Light Co., 7.350%, due 02/01/19	60,000	72,847
JP Morgan Chase Capital XXII, Series V, 6.450%, due 02/02/37	225,000	226,705
JPMorgan Chase & Co., 4.400%, due 07/22/20	145,000	142,052
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	45,000	43,539
Kraft Foods, Inc., 6.500%, due 02/09/40	135,000	149,954
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	50,000	69,272
MetLife, Inc., 6.400%, due 12/15/36	150,000	146,250
Morgan Stanley, 5.500%, due 01/26/20	15,000	15,196
Series F, 5.625%, due 09/23/19	110,000	112,876
6.625%, due 04/01/18	150,000	165,239
Mutual of Omaha Insurance Co., 6.800%, due 06/15/36[1]	80,000	81,359
Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[1]	95,000	117,866
NBC Universal, Inc., 5.950%, due 04/01/41[1]	85,000	86,436
News America, Inc., 6.200%, due 12/15/34	35,000	35,745
7.750%, due 12/01/45	60,000	71,692

	Face amount	Value
NuStar Logistics LP, 7.650%, due 04/15/18	$100,000	$119,447
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	58,434
ONEOK, Inc., 6.000%, due 06/15/35	60,000	59,478
Owens Corning, 6.500%, due 12/01/16	115,000	125,129
Pacific Gas & Electric Co., 6.050%, due 03/01/34	30,000	31,722
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	100,000	130,321
Principal Financial Group, Inc., 8.875%, due 05/15/19	105,000	133,562
Prudential Financial, Inc., Series C, 5.400%, due 06/13/35	25,000	22,902
6.100%, due 06/15/17	45,000	50,541
PSEG Power LLC, 8.625%, due 04/15/31	35,000	44,976
Qwest Corp., 7.625%, due 06/15/15	125,000	141,250
Reynolds American, Inc., 7.625%, due 06/01/16	65,000	77,962
Sempra Energy, 9.800%, due 02/15/19	35,000	46,949
Southern Natural Gas Co., 8.000%, due 03/01/32	130,000	162,893
Time Warner, Inc., 6.100%, due 07/15/40	35,000	35,579
Tupperware Brands Corp., 4.750%, due 06/01/21[1]	55,000	54,234
Verizon Communications, Inc., 6.100%, due 04/15/18	100,000	114,595
Wells Fargo & Co., 3.676%, due 06/15/16	95,000	97,597
Williams Partners LP, 6.300%, due 04/15/40	50,000	51,835
WMG Acquisition Corp., 9.500%, due 06/15/16	125,000	131,875
Total United States corporate bonds		7,053,840
Total corporate bonds (cost $8,176,851)		8,567,677
Asset-backed securities: 1.14%
United States: 1.14%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.386%, due 08/25/35[2]	58,124	55,313
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.087%, due 11/15/16[2]	350,000	349,524

26

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	$42,208	$41,556
Total asset-backed securities (cost $415,648)		446,393
Commercial mortgage-backed securities: 8.43%
United States: 8.43%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.833%, due 04/10/49[2]	150,000	142,023
Series 2007-4, Class AM, 5.997%, due 02/10/51[2]	300,000	293,656
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.213%, due 12/10/49[2]	300,000	289,238
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	39,245	40,815
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	296,260	301,567
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.606%, due 12/10/49[2]	150,000	137,535
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	220,000	213,072
Series 2007-GG11, Class A4, 5.736%, due 12/10/49	220,000	236,071
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.992%, due 08/10/45[2,3]	200,000	214,720
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43	150,000	149,229
Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45[2]	200,000	182,771
Series 2007-LD12, Class A4, 5.882%, due 02/15/51[2]	260,000	282,697
Series 2007-LD11, Class A4, 6.005%, due 06/15/49[2]	160,000	172,560
Series 2006-LDP7, Class AJ, 6.067%, due 04/15/45[2]	225,000	204,480
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class B, 5.240%, due 09/15/37	75,000	76,981

	Face amount	Value
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.992%, due 08/12/45[1,2]	$375,000	$374,025
Total commercial mortgage-backed securities (cost $3,289,303)		3,311,440
Mortgage & agency debt securities: 41.85%
United Kingdom: 1.40%
Fosse Master Issuer PLC, Series 2011-1A, Class A2, 1.619%, due 10/18/54[1,2]	300,000	300,533
Holmes Master Issuer PLC, Series 2011-1A, Class A2, 1.628%, due 10/15/54[1,2]	250,000	250,310
Total United Kingdom mortgage & agency debt securities		550,843
United States: 40.45%
Federal Home Loan Mortgage Corp.[4] 1.000%, due 08/27/14	830,000	828,904
Federal Home Loan Mortgage Corp. Gold Pools[4] #G13223, 4.000%, due 05/01/23	379,600	397,178
#A96140, 4.000%, due 01/01/41	148,847	148,939
#G08431, 4.000%, due 01/01/41	395,664	395,908
#A89870, 4.500%, due 11/01/39	830,000	859,431
#AI2472, 4.500%, due 05/01/41	425,000	440,369
#AI4815, 4.500%, due 06/01/41	505,000	523,262
#Q01348, 4.500%, due 06/01/41	250,000	258,650
#G05249, 5.000%, due 01/01/39	383,614	407,825
#G04567, 5.500%, due 07/01/38	180,320	195,062
#G05267, 5.500%, due 12/01/38	197,607	213,762
#G06381, 5.500%, due 08/01/40	194,844	211,412
#C63008, 6.000%, due 01/01/32	235,249	261,068
#G06019, 6.000%, due 10/01/36	220,294	243,646
#G01717, 6.500%, due 11/01/29	109,186	123,734
Federal National Mortgage Association,[4] 1.625%, due 10/26/15	1,120,000	1,115,167
Federal National Mortgage Association Pools,[4] 4.500%, TBA	1,375,000	1,422,480
5.000%, TBA	1,225,000	1,301,562
5.500%, TBA	475,000	513,594
#AH3347, 4.000%, due 01/01/41	448,037	448,669
#935520, 4.500%, due 08/01/39	220,784	228,820
#AE0106, 4.500%, due 06/01/40	24,665	25,567
#AH6927, 4.500%, due 04/01/41	299,215	310,035
#890209, 5.000%, due 05/01/40	457,254	486,620
#AD9114, 5.000%, due 07/01/40	523,846	558,927
#576764, 5.500%, due 09/01/24	126,483	137,118
#688066, 5.500%, due 03/01/33	247,742	271,682

27

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#688314, 5.500%, due 03/01/33	$296,711	$325,385
#802481, 5.500%, due 11/01/34	430,619	468,807
#995018, 5.500%, due 06/01/38	317,488	344,287
#408267, 6.000%, due 03/01/28	25,699	28,967
#323715, 6.000%, due 05/01/29	23,709	26,321
#522564, 6.000%, due 07/01/29	81,428	90,327
#676733, 6.000%, due 01/01/33	179,404	200,859
#708631, 6.000%, due 06/01/33	45,732	51,514
#AE0405, 6.000%, due 08/01/37	332,342	366,996
#831730, 6.500%, due 09/01/36	270,684	306,821
#253824, 7.000%, due 03/01/31	8,954	10,315
Federal National Mortgage Association Pools Re-REMIC,[4]
Series 2005-29, Class KA, #FNR 2005-29 KA, 4.500%, due 02/25/35	214,866	226,586
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates,[4] Series K-012, Class A1, 3.427%, due 10/25/20	272,297	282,042
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.456%, due 02/25/35[2]	49,086	39,283
Government National Mortgage Association Pools, #701813, 4.500%, due 04/15/39	593,756	629,134
#G2 2687, 6.000%, due 12/20/28	34,801	38,726
#G2 2794, 6.000%, due 08/20/29	108,705	120,966
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.331%, due 02/25/37[2]	512,477	511
Total United States mortgage & agency debt securities		15,887,238
Total mortgage & agency debt securities (cost $16,217,970)		16,438,081
Municipal bonds: 1.42%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	60,000	63,826
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	115,000	98,011

	Face amount	Value
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	$110,000	$124,201
New Jersey State Turnpike Authority Revenue Bonds, Class F, 7.414%, due 01/01/40	30,000	36,470
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	57,015
State of California, GO, 6.650%, due 03/01/22	30,000	33,577
7.300%, due 10/01/39	130,000	145,363
Total municipal bonds (cost $530,548)		558,463
US government obligations: 16.70%
US Treasury Bonds, 4.750%, due 02/15/41	1,650,000	1,753,899
US Treasury Notes, 0.750%, due 03/31/13	3,315,000	3,334,426
0.875%, due 01/31/12[3]	450,000	451,969
1.750%, due 05/31/16[3]	625,000	625,975
3.125%, due 05/15/21[3]	395,000	393,890
Total US government obligations (cost $6,592,876)		6,560,159
Supranational bond: 0.28%
European Investment Bank, 1.250%, due 09/17/13[3] (cost $109,624)	110,000	111,146
Total Bonds (cost $35,332,820)		35,993,359
	Shares
Investment companies: 4.92%
UBS High Yield Relationship Fund*[5]	51,913	1,439,092
UBS Opportunistic Emerging Markets Debt Relationship Fund*[5]	28,534	493,162
Total investment companies (cost $1,802,494)		1,932,254
Short-term investment: 6.48%
Investment company: 6.48%
UBS Cash Management Prime Relationship Fund[5] (cost $2,543,100)	2,543,100	2,543,100

28

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investment of cash collateral from securities loaned: 0.57%
UBS Private Money Market Fund LLC[5] (cost $223,105)	223,105	$223,105
Total investments: 103.61% (cost $39,901,519)		40,691,818
Liabilities, in excess of cash and other assets: (3.61)%		(1,418,387)
Net assets: 100.00%		$39,273,431

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $40,185,443; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$832,954
Gross unrealized depreciation	(326,579)
Net unrealized appreciation of investments	$506,375

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 81.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $2,543,775 or 6.48% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

3  Security, or portion thereof, was on loan at June 30, 2011.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

29

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

5  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Net realized gain during the year ended 06/30/11	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$2,632,182	$36,146,097	$36,235,179	$—	$—	$2,543,100	$11,710
UBS Private Money Market Fund LLC[a]	197,250	5,546,951	5,521,096	—	—	223,105	172
UBS High Yield Relationship Fund	988,798	1,860,000	1,575,000	127,521	37,773	1,439,092	—
UBS Opportunitic Emerging Markets Debt Relationship Fund	417,560	—	—	—	75,602	493,162	—
	$4,235,790	$43,553,048	$43,331,275	$127,521	$113,375	$4,698,459	$11,882

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 12 contracts (USD)	September 2011	$1,544,910	$1,515,000	$(29,910)
US Treasury futures sell contracts:
US Long Bond, 3 contracts (USD)	September 2011	(375,558)	(369,094)	6,464
US Ultra Bond Futures, 2 contracts (USD)	September 2011	(256,106)	(252,500)	3,606
2 Year US Treasury Notes, 23 contracts (USD)	September 2011	(5,043,073)	(5,044,906)	(1,833)
10 Year US Treasury Notes, 5 contracts (USD)	September 2011	(616,172)	(611,641)	4,531
Net unrealized depreciation on futures contracts				$(17,142)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments received	Value	Unrealized depreciation
Deutsche Bank AG	USD	1,310,000	02/15/36	4.5450%	0.2608%[2]	$—	$(138,075)	$(138,075)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month LIBOR (USD BBA).

30

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments received	Value	Unrealized depreciation
Deutsche Bank AG	USD	225,000	03/20/14	1.0000%	—[3]	$1,958	$(3,572)	$(1,614)
Deutsche Bank AG	USD	250,000	12/20/15	1.0000	—[4]	5,969	(7,082)	(1,113)
						$7,927	$(10,654)	$(2,727)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions Inc. 6.500% bond, due 09/01/25.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen, Inc. 4.850% bond, due 11/18/14.

Credit default swaps on corporate issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	USD	250,000	12/20/15	—[4]	1.0000%	$(5,716)	$5,039	$(677)	0.5381%
Deutsche Bank AG	USD	150,000	03/20/16	—[5]	1.0000	2,683	746	3,429	0.8829
						$(3,033)	$5,785	$2,752

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer, Inc. 4.650% bond, due 03/01/18.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

31

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,567,677	—	$8,567,677
Asset-backed securities	—	446,393	—	446,393
Commercial mortgage-backed securities	—	3,311,440	—	3,311,440
Mortgage & agency debt securities	—	16,438,081	—	16,438,081
Municipal bonds	—	558,463	—	558,463
US government obligations	—	6,560,159	—	6,560,159
Supranational bond	—	111,146	—	111,146
Investment companies	—	1,932,254	—	1,932,254
Short-term investment	—	2,543,100	—	2,543,100
Investment of cash collateral from securities loaned	—	223,105	—	223,105
Futures contracts	(17,142)	—	—	(17,142)
Swap agreements	—	(142,944)	—	(142,944)
Total	$(17,142)	$40,548,874	—	$40,531,732

See accompanying notes to financial statements.
32

UBS Fixed Income Opportunities Fund

Portfolio performance

From its inception on November 29, 2010 through June 30, 2011, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned 0.76% (Class A shares declined 3.76% after the deduction of the maximum sales charge), while Class Y shares returned 0.97%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.18% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a modest positive return during the reporting period, largely due to sector allocation.

Portfolio performance summary1

What worked

•  The Fund's focus on several spread sectors (non-US Treasuries) was beneficial during the reporting period.

  – An emphasis on investment grade bonds was rewarded. While they gave back a portion of their gains later in the period when investor risk aversion increased, overall, the Fund's position in the sector added value. In particular, the Fund's allocation to financials enhanced results.

  – An allocation to high yield bonds—in particular securities rated BB and below—was beneficial.2 Demand for these securities was typically strong as investors looked to generate incremental yield in the low interest rate environment.

  – Security selection of emerging markets debt boosted the Fund's returns. We emphasized inflation-linked securities in a number of countries, such as Brazil, that were experiencing inflationary pressures.

  – A small allocation to commercial mortgage-backed securities (CMBS) was rewarded as their spreads narrowed during much of the period given overall solid demand. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

•  Certain derivative instruments, namely bond and interest rate futures, as well as interest rate swaps, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. Currency forwards and currency options were utilized as part of our currency management strategy. The Fund's use of derivatives was modestly positive for performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

33

UBS Fixed Income Opportunities Fund

What didn't work

•  The Fund's interest rate strategies and duration positioning modestly detracted from performance. The Fund's duration was generally positioned net short in anticipation that interest rates would move higher. This was beneficial for performance during the first three months of the period, as Treasury yields moved higher given expectations for strengthening economic conditions. However, having a short duration later detracted from results as economic growth decelerated and an escalation of the European sovereign debt crisis triggered a flight to quality and caused Treasury yields to decline. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•  Overall, currency positioning was a slight negative for performance. The Fund's active currency decisions in several developed markets as well as the use of currency hedging, detracted from results. This more than offset the positives associated with the Fund's currency exposures to a number of emerging market countries, including Brazil, Indonesia, India and Turkey.

This letter is intended to assist shareholders in understanding how the Fund performed from its inception on November 29, 2010 through June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

34

UBS Fixed Income Opportunities Fund

Total returns for periods ended 6/30/2011 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	0.76%
Class C3	0.43
Class Y4	0.97
After deducting maximum sales charge
Class A2	(3.76)%
Class C3	(0.31)
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.18%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 24, 2010 prospectuses were as follows: Class A—1.60% and 0.95%; Class C—2.10% and 1.45%; Class Y—1.35% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 24-month period ending October 27, 2012, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

35

UBS Fixed Income Opportunities Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Fixed Income Opportunities Fund Class A and Class Y shares versus the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index from November 29, 2010, which is the inception date of the two classes, through June 30, 2011. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

36

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
Federal National Mortgage Association, 4.556%, due 10/09/19	2.3%
Citigroup, Inc., 4.750%, due 05/31/17	2.0
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	1.6
US Treasury Bonds, PO, 4.683%, due 05/15/40	1.5
Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	1.4
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.3
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	1.3
Morgan Stanley, 7.300%, due 05/13/19	1.1
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14	1.1
US Treasury Bonds, 4.750%, due 02/15/41	1.1
Total	14.7%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2011

Percentage of net assets
United States	55.6%
United Kingdom	6.8
Ireland	2.6
Canada	1.9
Spain	1.6
Total	68.5%

Industry diversification (unaudited)2

As a percentage of net assets as of June 30, 2011

Bonds
Corporate bonds
Airlines	0.41%
Broadcasting	0.41
Building materials	1.57
Capital markets	2.25
Chemicals	2.16
Commercial banks	13.74
Consumer finance	1.78
Containers & packaging	0.36
Diversified financial services	8.19
Electric utilities	3.23
Health care providers & services	1.29
Hotels, restaurants & leisure	2.56
Household durables	0.54
Insurance	0.63
Leisure equipment & products	0.29
Machinery	0.54
Media	1.92
Metals & mining	1.91
Oil, gas & consumable fuels	5.96
Paper & forest products	1.41
Real estate investment trust (REIT)	0.08
Road & rail	0.02
Specialty retail	0.81
Textiles, apparel & luxury goods	0.19
Tobacco	0.57
Transportation infrastructure	0.67
Wireless telecommunication services	2.41
Total corporate bonds	55.90%
Asset-backed securities	3.24
Collateralized debt obligations	2.03
Commercial mortgage-backed securities	8.21
Mortgage & agency debt securities	3.49
Municipal bonds	4.54
US government obligations	2.58
Non-US government obligations	0.82
Total bonds	80.81%
Preferred stock	0.20
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	15.48
Short-term investment	4.79
Options purchased	2.08
Total investments	103.36%
Liabilities, in excess of cash and other assets	(3.36)
Net assets	100.00%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification and derivatives exposure was included.

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds: 80.81%
Corporate bonds: 55.90%
Australia: 1.09%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	500,000	$554,344
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15		500,000	545,738
Total Australia corporate bonds			1,100,082
Austria: 0.45%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]		$400,000	452,000
Brazil: 1.35%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		550,000	539,000
Petrobras International Finance Co., 5.375%, due 01/27/21		800,000	821,447
Total Brazil corporate bonds			1,360,447
Canada: 1.86%
ING Bank of Canada, 4.300%, due 12/05/16[2]	CAD	150,000	146,975
Nova Chemicals Corp., 8.625%, due 11/01/19		$800,000	891,000
Rogers Communications, Inc., 5.340%, due 03/22/21	CAD	800,000	837,086
Total Canada corporate bonds			1,875,061
France: 0.42%
Credit Agricole SA, 6.637%, due 05/31/17[1,2,3]		$500,000	426,250
Germany: 1.58%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	500,000	810,271
Unitymedia GmbH, 9.625%, due 12/01/19[4]		500,000	786,707
Total Germany corporate bonds			1,596,978
Greece: 0.71%
OTE PLC, 3.750%, due 11/11/11		500,000	720,161
Ireland: 2.62%
Allied Irish Banks PLC, 1.355%, due 04/11/12[2]		200,000	247,976
1.546%, due 09/15/11[2]		750,000	1,046,827
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[4]		250,000	364,350

	Face amount		Value
The Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[1]		$500,000	$468,793
4.000%, due 01/28/15	EUR	250,000	264,398
Irish Life & Permanent Group Holdings PLC, 3.600%, due 01/14/13[1]		$300,000	252,213
Total Ireland corporate bonds			2,644,557
Italy: 0.32%
Wind Acquisition Finance SA, 11.750%, due 07/15/17[4]	EUR	200,000	326,284
Luxembourg: 0.89%
ArcelorMittal, 5.500%, due 03/01/21		$900,000	901,405
Mexico: 1.27%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		750,000	775,312
Petroleos Mexicanos, 6.500%, due 06/02/41[1]		500,000	507,324
Total Mexico corporate bonds			1,282,636
Netherlands: 1.28%
Case New Holland, Inc., 7.750%, due 09/01/13		500,000	541,250
Ziggo Bond Co. BV, 8.000%, due 05/15/18[4]	EUR	500,000	745,015
Total Netherland corporate bonds			1,286,265
Portugal: 0.85%
EDP Finance BV, 4.900%, due 10/01/19[1]		1,000,000	856,722
South Africa: 0.87%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		500,000	492,306
Edcon Proprietary Ltd., 4.721%, due 06/15/14[2,4]		300,000	380,664
Total South Africa corporate bonds			872,970
Spain: 1.63%
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[4]		200,000	294,380
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,355,151
Total Spain corporate bonds			1,649,531
Sweden: 0.38%
Nordea Bank AB, 4.875%, due 05/13/21[1]		400,000	384,148

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 5.42%
Barclays Bank PLC, 5.140%, due 10/14/20		$1,000,000	$948,413
CEVA Group PLC, 8.500%, due 12/01/14[4]	EUR	500,000	679,758
FCE Bank PLC, 7.125%, due 01/15/13		500,000	750,453
Ineos Group Holdings PLC, 7.875%, due 02/15/16[4]		500,000	705,135
Lloyds TSB Bank PLC, 6.375%, due 01/21/21		$250,000	260,264
6.500%, due 03/24/20	EUR	1,000,000	1,348,380
PPL WEM Holdings PLC, 3.900%, due 05/01/16[1]		$500,000	513,091
Virgin Media Finance PLC, 9.125%, due 08/15/16		250,000	263,125
Total United Kingdom corporate bonds			5,468,619
United States: 32.91%
Ally Financial, Inc., 3.769%, due 12/01/12[5]		600,000	561,000
6.625%, due 05/15/12		250,000	257,792
Anadarko Petroleum Corp., 8.700%, due 03/15/19		600,000	764,586
Apria Healthcare Group, Inc., 11.250%, due 11/01/14		750,000	776,250
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		750,000	827,812
Cequel Communications Holdings I LLC, 8.625%, due 11/15/17[1]		100,000	104,000
Chesapeake Energy Corp., 6.500%, due 08/15/17		750,000	793,125
CIT Group, Inc., 7.000%, due 05/01/15		500,000	500,625
Citigroup, Inc., 4.750%, due 05/31/17[2]	EUR	1,500,000	2,001,744
5.000%, due 09/15/14		$750,000	785,969
Delta Air Lines 2007-1 Class A Pass Through Trust, Series 071A, 6.821%, due 08/10/22		392,449	408,146
Discover Bank, 8.700%, due 11/18/19		500,000	603,180
DISH DBS Corp., 6.625%, due 10/01/14		750,000	789,375
Dow Chemical Co., 7.375%, due 03/01/23		500,000	584,106
Exelon Generation Co. LLC, 6.200%, due 10/01/17		900,000	1,015,298

	Face amount		Value
Felcor Lodging LP, 6.750%, due 06/01/19[1]		$80,000	$76,800
FireKeepers Development Authority, 13.875%, due 05/01/15[1]		750,000	866,250
Ford Motor Credit Co. LLC, 5.000%, due 05/15/18		250,000	249,145
8.700%, due 10/01/14		1,000,000	1,119,490
12.000%, due 05/15/15		250,000	310,030
Forest Oil Corp., 8.500%, due 02/15/14		500,000	542,500
Fortune Brands, Inc., 5.375%, due 01/15/16		250,000	270,893
6.375%, due 06/15/14		250,000	277,930
Frontier Communications Corp., 8.250%, due 05/01/14		500,000	549,375
GenOn Americas Generation LLC, 8.500%, due 10/01/21		850,000	871,250
Georgia-Pacific LLC, 5.400%, due 11/01/20[1]		950,000	968,175
Goldman Sachs Group, Inc., 4.100%, due 11/03/15	CAD	330,000	339,252
5.000%, due 05/03/18		500,000	515,512
HCA Holdings, Inc., 6.750%, due 07/15/13		$500,000	521,250
Hertz Corp., 8.875%, due 01/01/14		22,000	22,550
HSBC USA, Inc., 5.000%, due 09/27/20		750,000	741,870
JC Penney Corp., Inc., 7.650%, due 08/15/16		400,000	448,000
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39		1,000,000	998,760
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		750,000	780,938
Merrill Lynch & Co., Inc., 6.050%, due 05/16/16		1,350,000	1,415,327
6.400%, due 08/28/17		1,500,000	1,637,370
MGM Resorts International, 13.000%, due 11/15/13		750,000	890,625
Morgan Stanley, 3.800%, due 04/29/16		250,000	247,097
5.750%, due 01/25/21		250,000	252,957
6.250%, due 08/28/17		500,000	540,716
7.300%, due 05/13/19		1,000,000	1,134,026
Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[1]		250,000	310,173
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]		250,000	325,802
Petrohawk Energy Corp., 7.250%, due 08/15/18		1,000,000	1,026,250
Plains Exploration & Production Co., 7.000%, due 03/15/17		750,000	772,500

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Quiksilver, Inc., 6.875%, due 04/15/15		$200,000	$194,500
Regions Financial Corp., 5.750%, due 06/15/15		250,000	246,250
Reynolds American, Inc., 6.750%, due 06/15/17		500,000	577,288
Ryerson, Inc., 12.000%, due 11/01/15		500,000	531,250
SLM Corp., 1.670%, due 11/15/11[2]	EUR	100,000	143,030
5.400%, due 10/25/11		500,000	504,986
Springleaf Finance Corp., 5.625%, due 08/17/11		$550,000	547,836
Univision Communications, Inc., 7.875%, due 11/01/20[1]		400,000	410,000
Wachovia Capital Trust III, 5.570%, due 08/01/11[2,3]		300,000	274,500
Total United States corporate bonds			33,225,461
Total corporate bonds (cost $56,128,627)			56,429,577
Asset-backed securities: 3.24%
United Kingdom: 0.40%
Permanent Financing PLC, Series 6, Class 5A2, 0.984%, due 06/10/42[2,4]	GBP	250,000	400,305
United States: 2.84%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 0.366%, due 04/25/36[2]		$395,813	339,062
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.336%, due 08/25/36[2]		768,821	525,106
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.506%, due 11/25/35[2]		1,259,254	1,040,121
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.336%, due 09/25/36[2]		1,273,461	967,910
Total United States asset-backed securities			2,872,199
Total asset-backed securities (cost $3,374,303)			3,272,504

	Face amount		Value
Collateralized debt obligations: 2.03%
United Kingdom: 0.66%
Jubilee CDO BV, Series XIII, Class A2, 2.438%, due 04/20/17[2,6]	EUR	500,000	$662,558
United States: 1.37%
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.208%, due 12/16/15[1,2,6,7]		$500,000	475,000
Race Point CLO, Series 2X, Class B1, 1.761%, due 05/15/15[2,4,6]		1,000,000	915,087
Total United States collateralized debt obligations			1,390,087
Total collateralized debt obligations (cost $2,070,765)			2,052,645
Commercial mortgage-backed securities: 8.21%
United States: 8.21%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.833%, due 04/10/49[2]		500,000	473,411
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.213%, due 12/10/49[2]		500,000	482,063
Commercial Mortgage Pass Through Certificates, Series 2005-F10A, Class AJ2, 0.377%, due 04/15/17[1,2]		800,000	772,607
Series 2006-C8, Class AM, 5.347%, due 12/10/46		150,000	142,911
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 6.010%, due 05/15/46[2]		575,000	418,485
Series 2007-C3, Class AM, 6.010%, due 05/15/46[2]		400,000	368,809
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.606%, due 12/10/49		1,000,000	916,903
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39		500,000	484,254
Series 2007-GG11, Class AM, 5.867%, due 12/10/49[2]		500,000	457,182
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.992%, due 08/10/45[2]		775,000	832,040

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM, 6.005%, due 06/15/49[2]	$1,000,000	$889,893
Morgan Stanley Capital I, Series 2006-HQ8, Class A3, 5.652%, due 03/12/44[2]	379,911	383,538
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.992%, due 08/12/45[1,2]	700,000	698,180
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.096%, due 02/15/51[2]	1,000,000	967,344
Total commercial mortgage-backed securities (cost $8,653,128)		8,287,620
Mortgage & agency debt securities: 3.49%
United Kingdom: 0.30%
Holmes Master Issuer PLC, Series 2011-1A, Class A2, 1.628%, due 10/15/54[1,2,8]	300,000	300,372
United States: 3.19%
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	500,000	555,499
Federal National Mortgage Association,[9] 4.556%, due 10/09/19[5,10]	3,250,000	2,275,098
5.097%, due 05/15/30[10]	1,000,000	392,698
Total United States mortgage & agency debt securities		3,223,295
Total mortgage & agency debt securities (cost $3,459,223)		3,523,667
Municipal bonds: 4.54%
American Municipal Power-Ohio, Inc., Revenue Bonds, Series 2010, Class B, 7.834%, due 02/15/41	250,000	298,960
Commonwealth of Pennsylvania, GO Unlimited, Series 2010, 5.850%, due 07/15/30	500,000	510,215

	Face amount		Value
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33		$250,000	$213,068
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34		500,000	564,550
New York City Transitional Finance Authority, Series 2010, 5.267%, due 05/01/27		250,000	258,613
Port Authority of New York & New Jersey, Series 2009, 6.040%, due 12/01/29		250,000	272,502
State of California, GO bonds, 7.300%, due 10/01/39		800,000	894,544
State of Illinois, GO bonds, Series 2010, 4.421%, due 01/01/15		225,000	232,076
5.365%, due 03/01/17		800,000	826,032
5.665%, due 03/01/18		500,000	516,935
Total municipal bonds (cost $4,360,101)			4,587,495
US government obligations: 2.58%
US Treasury Bonds, PO, 4.683%, due 05/15/40[5,10]		6,000,000	1,540,104
US Treasury Bonds, 4.750%, due 02/15/41[10]		1,000,000	1,062,969
Total US government obligations (cost $2,632,742)			2,603,073
Non-US government obligations: 0.82%
Greece: 0.31%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	250,000	310,296
Russia: 0.51%
Federation of Russia, 3.625%, due 04/29/15[4]		$500,000	512,750
Total Non-US government obligations (cost $813,170)			823,046
Total bonds (cost $81,492,059)			81,579,627
	Shares
Preferred stock: 0.20%
GMAC Capital Trust I* (cost $200,000)		8,000	204,800

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investment companies: 15.48%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[11] (cost $15,000,000)	903,948	$15,623,479
Short-term investment: 4.79%
Investment company: 4.79%
UBS Cash Management Prime Relationship Fund[11] (cost $4,839,734)	4,839,734	4,839,734
	Number of contracts
Options purchased: 2.08%
Call Options: 0.21%
10 Year US Treasury Notes, strike @ USD 125.00, expires August 2011*	310	130,781
5 Year US Treasury Notes, strike @ USD 120.50, expires July 2011*	123	13,453
5 Year US Treasury Notes, strike @ USD 121.00, expires July 2011*	123	5,766
90 Day Euro-Dollar Time Deposit, strike @ USD 99.62, expires September 2011*	250	56,250
		206,250
Put Options: 0.88%
1 Year Euro-Dollar Mid Curve, strike @ USD 98.50, expires September 2011*	160	7,000
1 Year Euro-Dollar Mid Curve, strike @ USD 98.25, expires December 2011*	160	31,000
10 Year US Treasury Notes, strike @ USD 122.00, expires August 2011*	317	401,203
30 Year US Treasury Bond, strike @ USD 123.00, expires July 2011*	123	153,750
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires August 2011*	298	22,350
90 Day Euro-Dollar Time Deposit, strike @ USD 98.50, expires September 2011*	10	125
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires December 2011*	525	114,844

	Number of contracts	Value
90 Day Euro-Dollar Time Deposit, strike @ USD 98.25, expires December 2011*	160	$4,000
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires December 2011*	525	65,625
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires March 2012*	105	36,750
90 Day Euro-Dollar Time Deposit, strike @ USD 98.00, expires December 2012*	130	53,625
		890,272
	Notional Amount
Options purchased on interest rate swaps: 0.99%
Expiring 09/23/11. If exercised the Fund pays semi annually 3.716% and receives quarterly floating 3 month LIBOR terminating 09/27/21. European style. Counterparty: Merrill Lynch International*	$18,625,000	111,481
Expiring 06/14/13. If exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 3.410% terminating 06/18/18. European style. Counterparty: Deutsche Bank AG*	8,240,000	219,939
Expiring 06/14/13. If exercised the Fund pays semi annually 3.410% and receives quarterly floating 3 month LIBOR terminating 06/18/18. European style. Counterparty: Deutsche Bank AG*	8,240,000	245,473
Expiring 11/02/15. If exercised the Fund pays semi annually 6.000% and receives quarterly floating 3 month LIBOR terminating 11/04/25. European style. Counterparty: Deutsche Bank AG*	3,050,000	109,701

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

	Notional amount	Value
Options purchased—(Concluded)
Expiring 06/14/21. If exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 5.080% terminating 06/16/26. European style. Counterparty: Deutsche Bank AG*	$4,050,000	$156,821
Expiring 06/14/21. If exercised the Fund pays semi annually 5.080% and receives quarterly floating 3 month LIBOR terminating 06/16/26. European style. Counterparty: Deutsche Bank AG*	4,050,000	159,817
		1,003,232
Total options purchased (cost $3,113,431)		2,099,754
Total investments: 103.36% (cost $104,645,224)		104,347,394
Liabilities, in excess of cash and other assets: (3.36%)		(3,393,801)
Net assets: 100.00%		$100,953,593

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $104,819,024; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,981,114
Gross unrealized depreciation	(2,452,744)
Net unrealized depreciation of investments	$(471,630)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 81.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $11,837,363 or 11.73% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $6,110,435 or 6.05% of net assets.

5  Rate shown reflects annualized yield at June 30, 2011 on zero coupon bond.

6  Security is illiquid. At June 30, 2011, the value of these securities amounted to $2,052,645 or 2.03% of net assets.

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

7  This security, which represents 0.47% of net assets as of June 30, 2011, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/11	Value as a percentage of net assets
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.208%, due 12/16/15	12/14/10	$455,500	0.45%	$475,000	0.47%

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is the rate as of June 30, 2011. Maturity date disclosed is the ultimate maturity date.

9  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

10  All or a portion of these securities have been designated as collateral for open swap agreements.

11  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Net realized gain during the year ended 06/30/11	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$—	$65,663,293	$60,823,559	$—	$—	$4,839,734	$5,603
UBS High Yield Relationship Fund	—	3,000,000	3,002,596	2,596	—	—	—
UBS Opportunitic Emerging Markets Debt Relationship Fund	—	15,000,000	—	—	623,479	15,623,479	—
	$—	$83,663,293	$63,826,155	$2,596	$623,479	$20,463,213	$5,603

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	EUR	11,135,000	USD	15,609,822	09/01/11	$(510,725)
Goldman Sachs International	CAD	1,530,000	USD	1,551,819	09/01/11	(32,202)
JPMorgan Chase Bank	AUD	1,045,000	USD	1,083,348	09/01/11	(28,981)
JPMorgan Chase Bank	GBP	250,000	USD	404,890	09/01/11	3,943
JPMorgan Chase Bank	JPY	47,300,000	USD	576,976	09/01/11	(10,753)
Royal Bank of Scotland	AUD	2,155,000	USD	2,249,544	09/01/11	(44,303)
Royal Bank of Scotland	EUR	1,435,000	USD	2,026,391	09/01/11	(51,111)
Net unrealized depreciation on forward foreign currency contracts						$(674,132)

44

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 76 contracts (USD)	September 2011	$9,378,013	$9,350,375	$(27,638)
US Ultra Bond Futures, 74 contracts (USD)	September 2011	9,617,995	9,342,500	(275,495)
2 Year US Treasury Notes, 413 contracts (USD)	September 2011	90,704,582	90,588,969	(115,613)
10 Year US Treasury Notes, 49 contracts (USD)	September 2011	6,003,803	5,994,078	(9,725)
US Treasury futures sell contracts:
US Long Bond, 49 contracts (USD)	September 2011	(6,094,680)	(6,028,531)	66,149
2 Year US Treasury Notes, 43 contracts (USD)	September 2011	(9,417,590)	(9,431,781)	(14,191)
5 Year US Treasury Notes, 37 contracts (USD)	September 2011	(4,446,870)	(4,410,227)	36,643
10 Year US Treasury Notes, 71 contracts (USD)	September 2011	(8,840,496)	(8,685,297)	155,199
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 120 contracts (USD)	March 2015	28,784,066	28,995,000	210,934
Interest rate futures sell contracts:
1 Month Euro-Dollar Futures, 34 contracts (USD)	July 2011	(8,481,950)	(8,483,637)	(1,687)
1 Month Euro-Dollar Futures, 34 contracts (USD)	August 2011	(8,478,113)	(8,481,513)	(3,400)
90 Day Euro-Dollar Futures, 114 contracts (USD)	September 2011	(28,389,876)	(28,401,675)	(11,799)
90 Day Euro-Dollar Futures, 120 contracts (USD)	March 2013	(29,583,614)	(29,604,000)	(20,386)
Euro-Bobl, 16 contracts (EUR)	September 2011	(2,700,291)	(2,704,936)	(4,645)
Euro-Bund, 14 contracts (EUR)	September 2011	(2,540,563)	(2,547,507)	(6,944)
Japanese 10 Year Bond, 6 contracts (JPY)	September 2011	(10,475,714)	(10,511,645)	(35,931)
30 Day Fed Fund Futures, 113 contracts (USD)	July 2011	(47,030,814)	(47,040,013)	(9,199)
Net unrealized depreciation on futures contracts				$(67,728)

Currency swap agreements

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination date	Pay rate	Receive rate	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche
Bank AG	USD	2,700,000	EUR	1,964,350	03/16/40	0.2453%[1]	1.4770%[2]	$(16,829)	$146,055	$129,226
Deutsche Bank AG	USD	3,907,301	EUR	2,701,397	01/13/41	0.2828[1]	1.3110[2]	407,300	11,604	418,904
Deutsche Bank AG	EUR	1,964,350	USD	2,700,000	03/16/20	1.4770[2]	0.2453[1]	1,551	(147,051)	(145,500)
Deutsche Bank AG	EUR	2,701,397	USD	3,907,301	01/13/21	1.3110[2]	0.2828[1]	(407,300)	1,148	(406,152)
Merrill Lynch International	USD	3,430,105	CAD	3,322,400	03/16/20	0.2453[1]	1.2886[3]	102,647	16,459	119,106
Merrill Lynch International	CAD	3,322,400	USD	3,430,105	03/16/40	1.2886[3]	0.2453[1]	(93,962)	16,443	(77,519)
								$(6,593)	$44,658	$38,065

1  Rate based on 3 month USD LIBOR.

2  Rate based on 3 month EURIBOR.

3  Rate based on 3 month Canadian Bankers Acceptance Rate.

45

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

Interest rate swap agreements

UBS Fixed Income Opportunities Fund had outstanding interest rate swap agreements with the following terms as of June 30, 2011:

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	102,000,000	06/20/21	0.1858%[2]	0.2465%[3]	$—	$(16,881)	$(16,881)
Deutsche Bank AG	AUD	3,600,000	09/21/19	4.8750[4]	5.9700	(102,849)	78,108	(24,741)
Deutsche Bank AG	AUD	2,840,000	02/11/21	—[5]	6.5850	—	38,092	38,092
Deutsche Bank AG	AUD	1,660,000	09/21/39	5.6200	4.8750[4]	41,245	9,928	51,173
Deutsche Bank AG	CAD	11,600,000	10/03/13	—[6]	1.8750	41,249	(4,996)	36,253
Deutsche Bank AG	CAD	10,350,000	10/03/16	2.4850	—[6]	(134,496)	77,778	(56,718)
Deutsche Bank AG	CAD	2,850,000	10/03/21	—[6]	3.2600	76,335	(67,062)	9,273
Deutsche Bank AG	EUR	4,060,000	03/15/16	1.4890[7]	2.9300	—	69,620	69,620
Deutsche Bank AG	KRW	2,585,000,000	01/26/21	4.8100	—[8]	—	(48,628)	(48,628)
Deutsche Bank AG	USD	86,500,000	06/30/13	0.8150	—[9]	—	(116,853)	(116,853)
Deutsche Bank AG	USD	3,000,000	12/15/15	1.5210	0.2470[3]	(41,000)	31,918	(9,082)
Deutsche Bank AG	USD	1,250,000	09/23/20	2.6900	0.2455[3]	(23,000)	34,412	11,412
Deutsche Bank AG	USD	1,450,000	02/15/36	3.6300	0.2608[3]	(50,000)	66,855	16,855
Deutsche Bank AG	USD	4,550,000	05/15/38	4.4125	0.2608[3]	124,000	(325,585)	(201,585)
Deutsche Bank AG	USD	875,000	05/15/40	3.4700	0.2608[3]	(157,000)	172,312	15,312
Deutsche Bank AG	USD	695,000	05/15/40	4.5600	0.2608[3]	—	(54,318)	(54,318)
Deutsche Bank AG	USD	1,250,000	09/17/40	3.4730	0.2450[3]	(83,000)	113,189	30,189
JPMorgan Chase Bank	AUD	2,585,000	01/27/21	—[5]	6.4650	—	23,956	23,956
JPMorgan Chase Bank	AUD	5,000,000	01/28/21	5.1300[4]	6.0650	—	134,818	134,818
JPMorgan Chase Bank	AUD	2,680,000	01/28/41	5.7450	5.1300[4]	—	(49,837)	(49,837)
JPMorgan Chase Bank	CAD	6,125,000	02/11/14	—[6]	2.7750	—	81,200	81,200
JPMorgan Chase Bank	CAD	4,950,000	03/11/16	2.7950	1.2900[10]	—	(102,747)	(102,747)
JPMorgan Chase Bank	CAD	5,490,000	02/11/17	3.5000	—[6]	—	(180,853)	(180,853)
JPMorgan Chase Bank	CAD	1,550,000	02/11/22	—[6]	4.1450	—	66,121	66,121
JPMorgan Chase Bank	EUR	1,180,000	12/17/15	1.7480[7]	2.6375	—	18,146	18,146
JPMorgan Chase Bank	EUR	6,100,000	04/27/22	—[11]	3.8650	—	150,765	150,765
JPMorgan Chase Bank	EUR	2,910,000	04/27/42	3.9190	—[11]	—	12,579	12,579
JPMorgan Chase Bank	USD	5,400,000	12/08/15	1.8050	0.2518[3]	(1,300)	(12,775)	(14,075)
JPMorgan Chase Bank	USD	4,500,000	02/18/16	2.5320	0.2605[3]	—	(178,001)	(178,001)
JPMorgan Chase Bank	USD	5,490,000	12/08/20	0.2518[3]	3.1250	(118)	72	(46)
JPMorgan Chase Bank	USD	1,390,000	12/08/40	3.9975	0.2518[3]	—	8,476	8,476
Merrill Lynch International	AUD	175,000	02/15/21	—[5]	6.6350	—	2,652	2,652
Merrill Lynch International	CAD	1,340,000	12/15/15	2.6770	1.2921[10]	—	(17,385)	(17,385)
Merrill Lynch International	CAD	2,400,000	02/04/21	3.7250	1.3000[10]	—	(98,796)	(98,796)
Merrill Lynch International	CAD	3,000,000	02/04/31	1.3000[10]	4.3100	5,192	149,681	154,873
Merrill Lynch International	CAD	1,200,000	02/04/41	4.2075	1.3000[10]	—	(64,032)	(64,032)
Merrill Lynch International	JPY	841,000,000	04/26/13	0.3456[12]	0.4513	—	12,100	12,100
Merrill Lynch International	JPY	676,000,000	04/26/16	0.7063	0.3456[12]	—	(70,126)	(70,126)
Merrill Lynch International	JPY	176,000,000	04/26/21	0.3456[12]	1.3338	—	45,101	45,101
Merrill Lynch International	KRW	3,015,000,000	02/11/21	4.8400	—[8]	—	(59,443)	(59,443)

46

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Merrill Lynch International	USD	15,650,000	03/21/18	2.7625%	0.2465%[3]	$—	$(315,837)	$(315,837)
Merrill Lynch International	USD	8,200,000	06/20/18	3.4025	0.2470[3]	—	(420,400)	(420,400)
Merrill Lynch International	USD	3,090,000	09/27/21	—[9]	3.7160	—	98,267	98,267
Merrill Lynch International	USD	3,670,000	02/17/41	4.4225	0.2605[3]	—	(303,282)	(303,282)
Morgan Stanley & Co. Inc.	CAD	8,870,000	04/08/17	3.6000	1.7904[10]	—	(300,813)	(300,813)
Morgan Stanley & Co. Inc.	CAD	5,020,000	04/08/22	—[6]	4.2300	—	224,686	224,686
Morgan Stanley & Co. Inc.	USD	3,500,000	09/23/20	2.6900	0.2455[3]	(60,500)	96,353	35,853
						$(365,242)	$(991,465)	$(1,356,707)

1  Payments made or received are based on the notional amount.

2  Rate based on 1 month LIBOR (USD BBA).

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 6 month BBSW.

5  Rate based on 6 month BBSW. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

6  Rate based on 3 month Canadian Bankers Acceptance Rate. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

7  Rate based on 6 month EURIBOR.

8  Rate based on 3 month KORIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

9  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

10  Rate based on 3 month Canadian Bankers Acceptance Rate.

11  Rate based on 6 month EURIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

12  Rate based on 6 month LIBOR (JPY BBA).

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	11,750,000	06/20/16	5.0000%	—[3]	$124,028	$(112,159)	$11,869
Credit Suisse International	USD	15,250,000	06/20/16	5.0000	—[3]	173,681	(145,568)	28,113
Deutsche Bank	EUR	3,250,000	12/20/15	1.0000	—[4]	6,046	6,468	12,514
Deutsche Bank	USD	9,000,000	12/20/15	5.0000	—[5]	1,172,611	(1,081,670)	90,941
JPMorgan Chase Bank	USD	1,000,000	06/20/16	5.0000	—[6]	145,611	(129,207)	16,404
Merrill Lynch International	EUR	1,800,000	12/20/15	1.0000	—[4]	6,873	3,583	10,456
Merrill Lynch International	EUR	10,000,000	06/20/16	1.0000	—[7]	27,897	66,381	94,278
Merrill Lynch International	USD	1,500,000	12/20/15	1.0000	—[8]	(70,295)	15,493	(54,802)
Merrill Lynch International	USD	2,500,000	12/20/15	5.0000	—[5]	323,750	(300,464)	23,286
Merrill Lynch International	USD	1,500,000	06/20/16	5.0000	—[6]	219,500	(193,811)	25,689
Merrill Lynch International	USD	52,000,000	06/20/16	1.0000	—[9]	258,937	(143,687)	115,250
Morgan Stanley & Co. Inc.	USD	10,000,000	12/20/15	1.0000	—[10]	61,257	(81,240)	(19,983)
						$2,449,896	$(2,095,881)	$354,015

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or

47

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY.Series 16 Index.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the iTraxx Europe Series 14 Index.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.EM Series 14 Index.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.EM Series 15 Index.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the iTraxx Europe Series 15 Index.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MCDX.NA.Series 15 Index.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG.Series 16 Index.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG.Series 15 Index.

Credit default swaps on corporate issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	EUR	1,500,000	03/20/14	5.0000%	—[3]	$236,056	$(167,588)	$68,468
Deutsche Bank AG	EUR	2,500,000	06/20/16	1.0000	—[4]	(9,883)	15,027	5,144
Deutsche Bank AG	USD	1,515,000	03/20/14	1.0000	—[5]	13,182	(24,053)	(10,871)
Deutsche Bank AG	USD	2,250,000	03/20/14	1.0000	—[6]	16,250	(6,015)	10,235
JPMorgan Chase Bank	USD	1,125,000	06/20/16	1.0000	—[7]	(398)	4,861	4,463
Merrill Lynch International	EUR	2,750,000	06/20/16	1.0000	—[8]	(88,491)	65,403	(23,088)
Merrill Lynch International	USD	400,000	03/20/16	1.0000	—[9]	(12,191)	15,646	3,455
Merrill Lynch International	USD	3,500,000	06/20/16	1.0000	—[10]	110,916	(104,634)	6,282
Morgan Stanley & Co. Inc.	EUR	2,500,000	06/20/16	1.0000	—[11]	(10,692)	22,654	11,962
						$254,749	$(178,699)	$76,050

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ING Bank NV 5.250% bond, due 06/07/19.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Constellation Energy Group, Inc. 4.550% bond, due 06/15/15.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Agricole SA 5.065% bond, due 08/10/22.

48

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the JC Penney Corp., Inc. 6.375% bond, due 10/15/36.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Parcel Service of America, Inc. 8.375% bond, due 01/04/30.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the BNP Paribas 4.250% bond, due 01/16/14.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	EUR	1,000,000	03/20/16	—[4]	5.0000%	$(190,725)	$109,140	$(81,585)	3.1855%
Deutsche Bank AG	USD	1,000,000	03/20/16	—[5]	1.0000	17,887	4,973	22,860	0.8829
Deutsche Bank AG	USD	1,500,000	03/20/16	—[6]	1.0000	33,597	(42,111)	(8,514)	1.6135
JPMorgan Chase Bank	EUR	900,000	03/20/16	—[7]	1.0000	47,675	(66,086)	(18,411)	2.1846
Merrill Lynch International	EUR	900,000	03/20/16	—[8]	1.0000	36,430	(43,760)	(7,330)	1.7814
Merrill Lynch International	USD	1,125,000	06/20/16	—[9]	1.0000	21,061	(20,555)	506	1.3833
Morgan Stanley & Co. Inc.	USD	5,250,000	03/20/16	—[10]	1.0000	(64,257)	38,452	(25,805)	0.8375
Morgan Stanley & Co. Inc.	USD	1,300,000	06/20/16	—[11]	1.0000	23,959	(35,016)	(11,057)	1.5758
						$(74,373)	$(54,963)	$(129,336)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions Inc. 6.500% bond, due 09/01/25.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Renault SA 2.647% bond, due 08/04/14.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aegon NV 4.125% bond, due 12/08/14.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Generation Co. LLC 6.200% bond, due 10/01/17.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

49

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

Options written

	Expiration date	Premiums received	Value
Call options
5 Year US Treasury Notes, 123 contracts, strike @ USD 121.50	July 2011	$26,644	$(2,883)
Put options
90 Day Euro-Dollar Time Deposit, 1,050 contracts, strike @ USD 99.38	December 2011	127,575	(170,625)
90 Day Euro-Dollar Time Deposit, 105 contracts, strike @ USD 99.63	December 2011	23,257	(31,500)
90 Day Euro-Dollar Time Deposit, 130 contracts, strike @ USD 96.00	December 2012	58,045	(11,375)
Options written on interest rate swaps
If option exercised the Fund pays semi annually 7.25% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	November 2015	63,135	(55,591)
If option exercised the Fund pays semi annually 8.76% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 3,050,000	November 2015	38,735	(22,642)
If option exercised the Fund pays quarterly floating 3 month LIBOR and receives semi annually 4.70%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,200,000	June 2016	402,116	(400,143)
If option exercised the Fund pays semi annually 4.70% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 10,200,000	June 2016	402,115	(413,098)
Receiver options written on credit default swap on credit indices
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 16 Index and Fund pays fixed rate of 5.000%.Underlying credit default swap terminating 06/20/16. European style. Counterparty: Credit Suisse, Notional Amount USD 27,000,000	June 2016	639,900	(477,099)
Total options written		$1,781,522	$(1,584,956)

Written option activity for the period ended June 30, 2011 for UBS Fixed Income Opportunities Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2010	—	$—
Options written	7,501	1,336,801
Options terminated in closing purchase transactions	(6,093)	(1,101,280)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2011	1,408	$235,521

Swaption and foreign exchange option activity for the period ended June 30, 2011 for UBS Fixed Income Opportunities Fund was as follows:

Swaptions & Foreign exchange options outstanding at June 30, 2010	$—
Swaptions & Foreign exchange options written	2,009,626
Swaptions & Foreign exchange options terminated in closing purchase transactions	(32,825)
Swaptions & Foreign exchange options expired prior to exercise	(430,800)
Swaptions & Foreign exchange options outstanding at June 30, 2011	$1,546,001

50

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

	Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$56,429,577	$—	$56,429,577
Asset-backed securities	—	3,272,504	—	3,272,504
Collateralized debt obligations	—	1,577,645	475,000	2,052,645
Commercial mortgage-backed securities	—	8,287,620	—	8,287,620
Mortgage & agency debt securities	—	3,523,667	—	3,523,667
Municipal bonds	—	4,587,495	—	4,587,495
US government obligations	—	2,603,073	—	2,603,073
Non-US government obligations	—	823,046	—	823,046
Preferred stock	204,800	—	—	204,800
Investment company	—	15,623,479	—	15,623,479
Short-term investment	—	4,839,734	—	4,839,734
Options purchased	1,096,522	1,003,232	—	2,099,754
Forward foreign currency contracts	—	(674,132)	—	(674,132)
Futures contracts	(67,728)	—	—	(67,728)
Swap agreements	—	(3,276,350)	—	(3,276,350)
Options written	(216,383)	(1,368,573)	—	(1,584,956)
Total	$1,017,211	$97,252,017	$475,000	$98,744,228

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$—	$—
Purchases	455,500	455,500
Issuances	—	—
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	4,367	4,367
Total realized gain (loss)	—	—
Net change in unrealized appreciation/depreciation	15,133	15,133
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$475,000	$475,000

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $15,133.

See accompanying notes to financial statements.
51

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Global Bond Fund (the "Fund") returned 11.55% (Class A shares returned 6.46% after the deduction of the maximum sales charge), while Class Y shares returned 11.77%. The Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the "Index"), returned 10.51% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 54; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due to a variety of factors, including its overweight exposure to the corporate bond sector.

Portfolio performance summary1

What worked

•  An overweight to the corporate bond sector was the largest contributor to performance. In particular, our overweights to US and European financials were rewarded. In addition, an overweight to US industrials was beneficial. Spreads in these sectors narrowed as corporate profits were generally better than expected, and because there was overall strong demand from investors seeking to generate additional yield in the low interest rate environment. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

•  The Fund held investment grade bonds in several sectors that contributed to performance. Holdings in the European financials and US industrials sectors performed well over the period. Investor sentiment for the European financial sector improved as banks raised their capital reserves and deleveraged their balance sheets. In addition, increased regulatory oversight was viewed as a positive by fixed income investors.

•  Currency management, overall, generated positive results. We actively managed the Fund's currency exposure throughout the reporting period, which added to Fund performance. In particular, the Fund's exposures to the Australian dollar, the euro and the US dollar positively contributed to results.

•  Several derivative instruments were used during the period. Certain bond futures and options were utilized to manage the Fund's duration and yield curve exposure. Credit default swaps were used to implement specific credit-related investment strategies. Additionally, foreign exchange futures were utilized to manage the Fund's currency exposures. Overall, the Fund's use of derivatives was within our expectations, and these strategies were successful in helping us to manage the Fund's overall risk exposure.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

52

UBS Global Bond Fund

What didn't work

•  Duration positioning detracted from results. In particular, we kept the Fund's duration in the US shorter than the Index, as we felt US yields were unsustainably low, and that they would move higher as the US economic expansion continued. However, this positioning was not rewarded, as yields in the US declined given signs of decelerating growth and several flights to quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

•  Overall, the Fund's yield curve positioning strategies were not rewarded. We tactically adjusted the Fund's yield curve positioning throughout the period. In aggregate, this was a negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

53

UBS Global Bond Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	11.55%	2.49%	N/A	4.76%
Class B3	10.81	1.74	N/A	4.60[6]
Class C4	10.88	1.99	N/A	3.79
Class Y5	11.77	2.77	5.72%	4.87
After deducting maximum sales charge
Class A2	6.46%	1.55%	N/A	4.27%
Class B3	5.81	1.44	N/A	4.60[6]
Class C4	10.13	1.99	N/A	3.79
Barclays Capital Global Aggregate Index[7]	10.51%	7.10%	7.41%	6.35%
The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—2.05% and 1.15%; Class B—2.85% and 1.90%; Class C—2.52% and 1.65%; Class Y—1.73% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception dates of Class B and Class C shares are November 26, 2001 and July 2, 2002, respectively. Inception date of Class Y shares and the Index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.50%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

54

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS Global Bond Fund Class A versus the Barclays Capital Global Aggregate Index from November 5, 2001, which is the inception date of the class, through June 30, 2011. The second graph depicts the performance of UBS Global Bond Fund Class Y versus the Barclays Capital Global Aggregate Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

55

UBS Global Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2011

Percentage of net assets
Government of Japan, 1.800%, due 06/20/17	7.4%
Government of Japan, 1.500%, due 03/20/14	3.7
Government of Japan, 0.600%, due 03/20/16	3.6
Bundesrepublik Deutschland, 6.250%, due 01/04/24	3.2
Government of Japan, 1.900%, due 06/20/25	2.8
Instituto de Credito Oficial, 5.375%, due 07/02/12	2.6
US Treasury Notes, 1.750%, due 05/31/16	2.6
Canadian Government Bond, 3.500%, due 06/01/20	2.3
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	2.3
European Investment Bank, 6.250%, due 04/15/14	2.2
Total	32.7%

Country exposure by issuer, top five (unaudited)

As of June 30, 2011

Percentage of net assets
United States	32.7%
Japan	17.7
United Kingdom	10.9
Italy	7.2
Germany	5.8
Total	74.3%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Bonds
Corporate bonds
Building products	0.31%
Chemicals	0.51
Commercial banks	9.64
Commercial services & supplies	0.31
Construction & engineering	0.47
Diversified financial services	6.04
Diversified telecommunication services	1.82
Electric utilities	0.48
Gas utilities	0.47
Health care equipment & supplies	0.34
Insurance	0.78
Leisure equipment & products	0.33
Media	1.92
Metals & mining	1.59
Oil, gas & consumable fuels	1.77
Semiconductors & semiconductor equipment	0.14
Specialty retail	0.13
Telecommunications	0.68
Thrifts & mortgage finance	1.30
Tobacco	1.75
Wireless telecommunication services	1.22
Total corporate bonds	32.00%
Asset-backed securities	2.34
Collateralized debt obligations	1.82
Mortgage & agency debt securities	8.81
US government obligations	8.32
Non-US government obligations	38.63
Supranational bonds	3.20
Total bonds	95.12%
Short-term investment	2.39
Total investments	97.51%
Cash and other assets, less liabilities	2.49
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Global Bond Fund. Figures would be different if a breakdown of the derivatives exposure was included.

56

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds: 95.12%
Corporate bonds: 32.00%
Australia: 1.10%
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		$100,000	$99,331
Westpac Banking Corp., 4.200%, due 02/27/15		70,000	74,073
Total Australia corporate bonds			173,404
Canada: 0.59%
Barrick Gold Corp., 2.900%, due 05/30/16[1]		50,000	49,960
Nova Chemicals Corp., 8.625%, due 11/01/19		25,000	27,844
Teck Resources Ltd., 3.150%, due 01/15/17		15,000	15,010
Total Canada corporate bonds			92,814
Cayman Islands: 0.55%
Vale Overseas Ltd., 5.625%, due 09/15/19		50,000	53,363
6.875%, due 11/21/36		30,000	32,573
Total Cayman Islands corporate bonds			85,936
France: 1.73%
AXA SA, 6.667%, due 07/06/16[2,3]	GBP	50,000	71,821
CM-CIC Covered Bonds, 4.375%, due 03/17/21[4]	EUR	100,000	146,911
France Telecom SA, 8.500%, due 03/01/31		$40,000	53,836
Total France corporate bonds			272,568
Germany: 2.61%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	30,000	48,616
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	200,000	363,220
Total Germany corporate bonds			411,836
Ireland: 0.54%
GE Capital UK Funding, 6.000%, due 04/11/13		50,000	85,221
Italy: 1.52%
Telecom Italia SpA, 2.226%, due 06/07/16[2]	EUR	50,000	70,475
7.375%, due 12/15/17	GBP	50,000	87,792
Wind Acquisition Finance SA, 11.750%, due 07/15/17[4]	EUR	50,000	81,571
Total Italy corporate bonds			239,838

	Face amount		Value
Luxembourg: 0.64%
Enel Finance International SA, 5.625%, due 08/14/24	GBP	50,000	$76,683
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20[1]		$25,000	24,875
Total Luxembourg corporate bonds			101,558
Mexico: 0.67%
America Movil SAB de CV, 3.625%, due 03/30/15		100,000	104,796
Netherlands: 0.53%
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP	50,000	84,281
Norway: 1.00%
DnB NOR Boligkreditt, 3.875%, due 06/16/21	EUR	110,000	157,815
Qatar: 0.70%
Qtel International Finance Ltd., 6.500%, due 06/10/14[1]		$100,000	110,625
Spain: 1.07%
Bankia SAU, 4.125%, due 03/24/36	EUR	100,000	93,854
Gas Natural Capital Markets SA, 5.250%, due 07/09/14		50,000	74,319
Total Spain corporate bonds			168,173
United Kingdom: 5.48%
Aviva PLC, 4.729%, due 11/28/14[2,3]		40,000	50,755
BAA Funding Ltd., 3.975%, due 02/15/12[1]		50,000	73,085
Barclays Bank PLC, 4.750%, due 03/15/20[2,3]		40,000	41,330
4.875%, due 12/15/14[2,3]		60,000	72,217
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18		100,000	145,160
Lloyds TSB Bank PLC, 4.500%, due 09/15/14[4]		100,000	146,526
Nationwide Building Society, 1.730%, due 12/22/16[2]		150,000	204,852
WPP PLC, 6.625%, due 05/12/16		80,000	129,480
Total United Kingdom corporate bonds			863,405

57

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States: 13.27%
Alltel Corp., 7.875%, due 07/01/32		$40,000	$52,528
Ally Financial, Inc., 4.500%, due 02/11/14		15,000	15,000
Altria Group, Inc., 9.250%, due 08/06/19		100,000	130,395
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	50,000	74,527
Anadarko Petroleum Corp., 5.750%, due 06/15/14		$100,000	110,397
Bank of America Corp., 7.375%, due 05/15/14		125,000	140,524
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		150,000	165,671
Boston Scientific Corp., 6.000%, due 01/15/20		50,000	54,127
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	26,375
Citigroup, Inc., 4.750%, due 05/31/17[2]	EUR	50,000	66,725
5.625%, due 08/27/12		$70,000	73,128
Comcast Corp., 6.300%, due 11/15/17		150,000	173,869
Enterprise Products Operating LLC, 3.700%, due 06/01/15		30,000	31,451
5.000%, due 03/01/15		20,000	21,774
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]		20,000	21,550
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	122,216
Goldman Sachs Group, Inc., 7.500%, due 02/15/19		200,000	232,709
Hasbro, Inc., 6.350%, due 03/15/40		50,000	51,685
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		75,000	72,566
Morgan Stanley, 5.450%, due 01/09/17		250,000	264,381
Nalco Co., 6.625%, due 01/15/19[1]		25,000	25,625
Petrohawk Energy Corp., 7.875%, due 06/01/15		20,000	20,950
Quicksilver Resources, Inc., 11.750%, due 01/01/16		20,000	22,900
SLM Corp., 6.250%, due 01/25/16		50,000	51,875
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17		20,000	20,900

	Face amount		Value
Waste Management, Inc., 7.375%, due 03/11/19		$40,000	$48,589
Total United States corporate bonds			2,092,437
Total corporate bonds (cost $4,872,614)			5,044,707
Asset-backed securities: 2.34%
United Kingdom: 1.37%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 1.012%, due 04/15/16[2]	GBP	20,000	31,266
2003-B PLC, Class A, 4.650%, due 07/15/13		30,000	50,008
Permanent Financing PLC, Series 6, Class 5A2, 0.984%, due 06/10/42[2,4,5]		40,000	64,049
Whinstone Capital Management Ltd., Series 1A, Class B2, 3.149%, due 10/25/44[2]	EUR	77,108	69,886
Total United Kingdom asset-backed securities			215,209
United States: 0.97%
Bank of America Corp., Series 2004-A1, 4.500%, due 01/17/14		40,000	59,305
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, 5.600%, due 07/17/14		50,000	73,676
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.366%, due 09/25/36[2]		$32,639	19,994
Total United States asset-backed securities			152,975
Total asset-backed securities (cost $390,567)			368,184
Collateralized debt obligations: 1.82%
Netherlands: 0.55%
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24[1,6,7,8]	EUR	100,000	87,009

58

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
United States: 1.27%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.502%, due 06/09/19[1,2,6,7]	$250,000	$200,000
Total collateralized debt obligations (cost $379,921)		287,009
Mortgage & agency debt securities: 8.81%
United States: 8.81%
Federal Home Loan Mortgage Corp. Gold Pools,[9] #G04461, 5.000%, due 07/01/38	147,357	156,657
Federal National Mortgage Association Pools,[9] #AA5244, 4.000%, due 05/01/39	68,749	68,932
#909356, 5.000%, due 02/01/37	163,373	174,019
#914467, 5.000%, due 04/01/37	125,209	133,290
#928197, 5.500%, due 03/01/37	129,062	139,815
#AC1466, 5.500%, due 08/01/39	155,647	169,479
#900568, 6.000%, due 09/01/36	74,093	81,657
#940642, 6.000%, due 08/01/37	136,979	151,350
#889579, 6.000%, due 05/01/38	105,035	115,561
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates[9] Series K-012, Class A-1, 3.427%, due 10/25/20	138,624	143,585
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31	46,924	53,538
Total mortgage & agency debt securities (cost $1,292,910)		1,387,883
US government obligations: 8.32%
US Treasury Bonds, 4.375%, due 05/15/40	325,000	324,799
US Treasury Notes, 1.250%, due 10/31/15	125,000	123,945

	Face amount		Value
1.750%, due 05/31/16		$400,000	$400,624
2.625%, due 08/15/20		270,000	261,352
3.625%, due 02/15/20		190,000	200,999
Total US government obligations (cost $1,348,153)			1,311,719
Non-US government obligations: 38.63%
Canada: 2.32%
Canadian Government Bond, 3.500%, due 06/01/20	CAD	340,000	365,724
Denmark: 0.66%
Government of Denmark, 4.000%, due 11/15/17	DKK	500,000	104,342
Germany: 3.23%
Bundesrepublik Deutschland, 6.250%, due 01/04/24	EUR	270,000	508,924
Italy: 5.69%
Buoni Poliennali Del Tesoro, 4.000%, due 09/01/20		200,000	276,256
5.000%, due 08/01/39		235,000	312,909
Republic of Italy, 4.750%, due 01/25/16		$290,000	308,052
			897,217
Japan: 17.64%
Government of Japan, 0.600%, due 03/20/16	JPY	45,000,000	563,801
1.500%, due 03/20/14		45,000,000	578,067
1.800%, due 06/20/17		88,000,000	1,172,629
1.900%, due 06/20/25		33,800,000	438,896
2.500%, due 09/20/35		2,000,000	27,266
			2,780,659
Netherlands: 0.42%
Government of Netherlands, 4.000%, due 01/15/37	EUR	45,000	66,445
Spain: 4.58%
Kingdom of Spain, 4.200%, due 07/30/13		55,000	80,613
4.700%, due 07/30/41		190,000	227,253
Instituto de Credito Oficial, 5.375%, due 07/02/12		$400,000	413,156
			721,022

59

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
United Kingdom: 4.09%
UK Gilts, 2.000%, due 01/22/16	GBP	200,000	$320,043
4.500%, due 12/07/42		140,000	233,885
5.000%, due 03/07/12		55,000	90,909
			644,837
Total Non-US government obligations (cost $5,695,830)			6,089,170
Supranational bonds: 3.20%
European Investment Bank, 6.125%, due 01/23/17	AUD	150,000	162,214
6.250%, due 04/15/14	GBP	190,000	342,104
Total supranational bonds (cost $522,047)			504,318
Total bonds (cost $14,502,042)			14,992,990

	Shares	Value
Short-term investment: 2.39%
Investment company: 2.39%
UBS Cash Management Prime Relationship Fund[10] (cost $377,148)	377,148	$377,148
Total investments: 97.51% (cost $14,879,190)		15,370,138
Cash and other assets, less liabilities: 2.49%		392,970
Net assets: 100.00%		$15,763,108

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $14,886,717; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$783,430
Gross unrealized depreciation	(300,009)
Net unrealized appreciation of investments	$483,421

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 81.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $592,729 or 3.76% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $439,057 or 2.79% of net assets.

5  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is the rate as of June 30, 2011. Maturity date disclosed is the ultimate maturity date.

6  Security is illiquid. At June 30, 2011, the value of these securities amounted to $287,009 or 1.82% of net assets.

60

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

7  These securities, which represent 1.82% of net assets as of June 30, 2011, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/11	Value as a percentage of net assets
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.502%, due 06/09/19	05/09/07-09/25/09	$247,508	1.57%	$200,000	1.27%
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	05/18/07	132,413	0.84	87,009	0.55
		$379,921	2.41%	$287,009	1.82%

8  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

9  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

10  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$570,589	$6,210,436	$6,403,877	$377,148	$1,219

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	JPY	12,898,576	USD	160,000	09/06/11	$(277)
Barclays Bank PLC	SEK	1,053,286	GBP	100,000	09/06/11	(5,518)
JPMorgan Chase Bank	CAD	120,000	USD	122,566	09/06/11	(1,655)
JPMorgan Chase Bank	GBP	965,000	USD	1,569,719	09/06/11	22,149
JPMorgan Chase Bank	JPY	22,800,000	USD	283,881	09/06/11	569
JPMorgan Chase Bank	SEK	555,068	EUR	60,000	09/06/11	(569)
JPMorgan Chase Bank	USD	131,440	CHF	110,000	09/06/11	(554)
JPMorgan Chase Bank	USD	178,550	EUR	125,000	09/06/11	2,391
JPMorgan Chase Bank	USD	228,283	KRW	249,000,000	09/06/11	4,007
JPMorgan Chase Bank	USD	61,814	NOK	340,000	09/06/11	942
JPMorgan Chase Bank	USD	749,334	SEK	4,780,000	09/06/11	3,496
Morgan Stanley & Co. Inc.	EUR	100,000	JPY	11,460,820	09/06/11	(2,342)
Net unrealized appreciation on forward foreign currency contracts						$22,639

61

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 2 contracts (USD)	September 2011	$(244,950)	$(244,656)	$294
Interest rate futures buy contracts:
Euro-Bund, 5 contracts (EUR)	September 2011	907,738	909,824	2,086
10 Year Japanese Government Bond, 3 contracts (JPY)	September 2011	524,572	525,880	1,308
Interest rate futures sell contracts:
Long Gilt, 2 contracts (GBP)	September 2011	(384,598)	(385,669)	(1,071)
Net unrealized appreciation on futures contracts				$2,617

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments made	Value	Unrealized depreciation
Deutsche Bank AG	CHF	710,000	02/03/16	1.5575%	0.2400%[2]	—	$(16,307)	$(16,307)

1  Payments made or received are based on the notional amount.

2  Rate based on 6 month LIBOR (CHF BBA).

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Morgan Stanley & Co. Inc.	EUR	100,000	06/20/16	1.0000%	—[3]	$(289)	$664	$375
Morgan Stanley & Co. Inc.	EUR	50,000	06/20/16	5.0000	—[4]	3,296	(2,707)	589
						$3,007	$(2,043)	$964

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 15 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 15 Index.

62

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments made	Value	Unrealized (depreciation)	Credit spread[3]
JPMorgan Chase Bank	USD	150,000	06/20/16	—[4]	5.0000%	$(1,885)	$1,432	$(453)	4.8062%

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$5,044,707	$—	$5,044,707
Asset-backed securities	—	368,184	—	368,184
Collateralized debt obligations	—	—	287,009	287,009
Mortgage & agency debt securities	—	1,387,883	—	1,387,883
US government obligations	—	1,311,719	—	1,311,719
Non-US government obligations	—	6,089,170	—	6,089,170
Supranational bonds	—	504,318	—	504,318
Short-term investment	—	377,148	—	377,148
Forward foreign currency contracts	—	22,639	—	22,639
Futures contracts	2,617	—	—	2,617
Swap agreements	—	(16,918)	—	(16,918)
Total	$2,617	$15,088,850	$287,009	$15,378,476

63

UBS Global Bond Fund

Portfolio of investments

June 30, 2011

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Collateralized debt obligations	Total
Assets
Beginning balance	$269,435	$269,435
Purchases	—	—
Issuances	—	—
Sales	(101,540)	(101,540)
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(98,460)	(98,460)
Net change in unrealized appreciation/depreciation	217,574	217,574
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$287,009	$287,009

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $100,324.

See accompanying notes to financial statements.
64

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS High Yield Fund (the "Fund") returned 14.30% (Class A shares returned 9.12% after the deduction of the maximum sales charge), while Class Y shares returned 14.47%. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 15.21% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 67; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a strong return during the reporting period, but underperformed the Index. Certain sector allocations and issue selection detracted from performance.

Portfolio performance summary1

What worked

•  The Fund's positioning in the insurance subsector contributed to performance during the reporting period. Within the financials sector, an overweight to the insurance subsector aided the Fund's results. There was a broad recovery in the insurance industry and spreads in this space continued to narrow from their elevated levels during the credit crisis. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

•  Issue selection contributed positively within the forestry/paper and media industries. A combination of successful refinancing and increased merger and acquisition activity aided the Fund's holdings during the reporting period.

•  Overall, the Fund's positioning from a credit-quality perspective enhanced results.

  – The Fund's overweight to securities rated CCC and lower was beneficial for performance, as investor risk appetite was generally robust during the review period.2

  – Having an underweight to BB-rated securities was rewarded, as these higher rated securities lagged their lower-rated counterparts.3

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

3  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

65

UBS High Yield Fund

What didn't work

•  An underweight in banking was not rewarded, as the sector rallied sharply during the reporting period. We increased the Fund's exposure to banking during the first half of the reporting period, but remained underweight.

•  Issue selection in several sectors detracted from the Fund's relative performance. Issue selection was disappointing in a number of sectors, including technology, banks, gaming and printing/publishing.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

66

UBS High Yield Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	14.30%	6.89%	7.43%	5.92%
Class B3	13.24	6.08	N/A	7.30[6]
Class C4	13.72	6.39	N/A	7.29
Class Y5	14.47	7.18	7.70	6.38
After deducting maximum sales charge
Class A2	9.12%	5.93%	6.93%	5.53%
Class B3	8.24	5.79	N/A	7.30[6]
Class C4	12.97	6.39	N/A	7.29
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[7]	15.21%	9.18%	8.84%	7.00%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.38% and 1.20%; Class B—2.20% and 1.95%; Class C—1.88% and 1.70%; Class Y—1.05% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS High Yield Fund Class A shares is December 31, 1998. Inception date of Class B and Class C shares is November 7, 2001. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

67

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS High Yield Fund Class A and Class Y versus the BofA Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

68

UBS High Yield Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2011

Percentage of net assets
CIT Group, Inc., 7.000%, due 05/01/17	2.2%
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15	1.2
FireKeepers Development Authority, 13.875%, due 05/01/15	1.1
MGM Resorts International, 10.000%, due 11/01/16	1.1
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17	1.0
Clearwire Communications LLC, 12.000%, due 12/01/15	0.9
Marina District Finance Co., Inc., 9.500%, due 10/15/15	0.8
Kinove German Bondco GmbH, 9.625%, due 06/15/18	0.8
Intelsat Jackson Holdings SA, 11.250%, due 06/15/16	0.8
CIT Group, Inc., 7.000%, due 05/01/16	0.8
Total	10.7%

69

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets
As of June 30, 2011

Bonds
Corporate bonds
Aerospace	0.68%
Air transportation	0.19
Automotive & auto parts distributors	3.79
Banks & thrifts	3.71
Broadcasting	1.39
Building materials	1.04
Cable TV	2.05
Capital goods	0.73
Chemicals	3.43
Commercial banks	0.58
Consumer products	0.37
Containers	1.54
Diversified financial services	6.22
Diversified media	1.03
Electric utilities	4.24
Energy	10.70
Entertainment/film	0.46
Environmental	0.15
Food & drug retail	0.56
Food/beverage/tobacco	1.97
Gaming	8.52
Healthcare	3.49
Homebuilders/real estate	2.85
Hotel	0.60
Insurance	3.69
Leisure	0.94
Machinery	0.79
Metals/mining	1.12
Paper	2.07%
Paper & forest products	0.21
Publishing/printing	1.00
Restaurants	0.36
Services	2.56
Specialty retail	0.88
Steels	2.05
Super retail index	3.84
Technology	4.74
Telecommunications	7.77
Textile/apparel	0.13
Transportation excluding air/rail	1.16
Total corporate bonds	93.60%
Commercial mortgage-backed securities	0.46
Total bonds	94.06%
Common stocks	0.06%
Preferred stocks	0.40
Warrants	0.00[1]
Short-term investment	3.17
Total investments	97.69%
Cash and other assets, less liabilities	2.31
Net assets	100.00%

1  Amount represents less than 0.005%.

70

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds: 94.06%
Corporate bonds: 93.60%
Australia: 0.13%
Mirabela Nickel Ltd., 8.750%, due 04/15/18[1]		$125,000	$124,375
Austria: 0.28%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]		235,000	265,550
Bermuda: 0.34%
Intelsat Bermuda Ltd., 11.250%, due 02/04/17		300,000	322,125
Brazil: 0.27%
OGX Petroleo e Gas Participacoes SA, 8.500%, due 06/01/18[1]		250,000	257,125
Canada: 1.94%
Bombardier, Inc., 7.500%, due 03/15/18[1]		110,000	123,200
7.750%, due 03/15/20[1]		150,000	168,750
CHC Helicopter SA, 9.250%, due 10/15/20[1]		250,000	225,625
Connacher Oil and Gas Ltd., 8.500%, due 08/01/19[1]		285,000	270,750
Nova Chemicals Corp., 8.625%, due 11/01/19		675,000	751,781
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]		200,000	218,250
Trinidad Drilling Ltd., 7.875%, due 01/15/19[1]		95,000	98,325
Total Canada corporate bonds			1,856,681
Cayman Islands: 0.86%
Sable International Finance Ltd., 7.750%, due 02/15/17[1]		125,000	125,625
Seagate HDD Cayman, 7.750%, due 12/15/18[1]		665,000	698,250
Total Cayman Islands corporate bonds			823,875
France: 0.56%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17		135,000	139,050
CMA CGM SA, 8.500%, due 04/15/17[1]		475,000	399,000
Total France corporate bonds			538,050
Germany: 1.36%
HT1 Funding GmbH, 6.352%, due 06/30/17[2]	EUR	375,000	443,202

	Face amount		Value
Kinove German Bondco GmbH, 9.625%, due 06/15/18[1]		$740,000	$771,450
Unitymedia Hessen, 8.125%, due 12/01/17[1]		75,000	79,688
Total Germany corporate bonds			1,294,340
Ireland: 0.56%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[1]		200,000	206,000
Governor & Co. of the Bank of Ireland, 4.625%, due 04/08/13	EUR	275,000	327,009
Total Ireland corporate bonds			533,009
Italy: 0.32%
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]		$270,000	305,775
Luxembourg: 2.06%
APERAM, 7.750%, due 04/01/18[1]		150,000	151,125
ConvaTec Healthcare E SA, 10.500%, due 12/15/18[1]		400,000	414,000
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]		555,000	535,575
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20[1]		100,000	99,500
11.250%, due 06/15/16		727,000	770,620
Total Luxembourg corporate bonds			1,970,820
Mexico: 0.22%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		200,000	206,750
Netherlands: 0.65%
ING Groep NV, 5.775%, due 12/08/15[2,3]		245,000	225,400
VimpelCom Holdings BV, 6.255%, due 03/01/17[1]		200,000	197,506
7.504%, due 03/01/22[1]		200,000	200,200
Total Netherlands corporate bonds			623,106
Russia: 0.24%
Evraz Group SA, 9.500%, due 04/24/18[1]		200,000	230,500
South Africa: 0.33%
Edcon Proprietary Ltd., 4.721%, due 06/15/14[3,4]	EUR	250,000	317,220
Spain: 0.26%
Cemex Espana Luxembourg, 9.250%, due 05/12/20[1]		$252,000	249,480

71

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 2.38%
Global Crossing UK Finance PLC, 10.750%, due 12/15/14	$300,000	$313,125
Hanson Ltd., 6.125%, due 08/15/16	200,000	211,000
HBOS Capital Funding LP, 6.071%, due 06/30/14[1,2,3]	300,000	259,500
Ineos Finance PLC, 9.000%, due 05/15/15[1]	100,000	105,000
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	155,000	153,063
Lloyds TSB Bank PLC, 6.900%, due 08/22/11[2]	525,000	480,375
Vedanta Resources PLC, 8.250%, due 06/07/21[1]	200,000	201,500
9.500%, due 07/18/18[1]	100,000	109,000
Virgin Media Finance PLC, 9.125%, due 08/15/16	150,000	157,875
9.500%, due 08/15/16	100,000	113,000
Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	150,000	164,437
Total United Kingdom corporate bonds		2,267,875
United States: 80.84%
Accellent, Inc., 8.375%, due 02/01/17	275,000	284,281
ACCO Brands Corp., 10.625%, due 03/15/15	75,000	83,719
Advanced Micro Devices, Inc., 8.125%, due 12/15/17	135,000	141,075
AES Corp., 8.000%, due 10/15/17	60,000	63,600
8.000%, due 06/01/20	550,000	585,750
AK Steel Corp., 7.625%, due 05/15/20	200,000	205,000
Allison Transmission, Inc., 11.000%, due 11/01/15[1]	190,000	202,350
Ally Financial, Inc., 7.500%, due 09/15/20	150,000	156,750
8.000%, due 03/15/20	425,000	451,563
8.300%, due 02/12/15	500,000	558,750
Alta Mesa Holdings, 9.625%, due 10/15/18[1]	215,000	215,000
AMC Entertainment, Inc., 8.750%, due 06/01/19	275,000	290,125
American General Institutional Capital, Series A, 7.570%, due 12/01/45[1]	600,000	624,000
American International Group, Inc., 6.250%, due 03/15/37	175,000	159,250
8.175%, due 05/15/58[3]	130,000	142,038

	Face amount	Value
AMGH Merger Sub, Inc., 9.250%, due 11/01/18[1]	$135,000	$142,425
Aquilex Holdings LLC, 11.125%, due 12/15/16	70,000	68,075
ARAMARK Corp., 8.500%, due 02/01/15	460,000	477,825
Ashland, Inc., 9.125%, due 06/01/17	165,000	185,625
Aspect Software, Inc., 10.625%, due 05/07/17	60,000	64,500
ATP Oil & Gas Corp., 11.875%, due 05/01/15	50,000	50,750
Avis Budget Car Rental LLC, 7.750%, due 05/15/16	125,000	127,188
9.625%, due 03/15/18	100,000	106,750
Bank of America Corp., 8.000%, due 01/30/18[2,3]	75,000	78,323
BankAmerica Capital II, 8.000%, due 12/15/26	380,000	386,650
BE Aerospace, Inc., 6.875%, due 10/01/20	175,000	183,313
Beazer Homes USA, Inc., 6.875%, due 07/15/15	15,000	13,312
8.125%, due 06/15/16	150,000	131,625
Belden, Inc., 9.250%, due 06/15/19	100,000	111,250
Berry Petroleum Co., 6.750%, due 11/01/20	100,000	100,500
Berry Plastics Corp., 8.250%, due 11/15/15	125,000	131,875
9.500%, due 05/15/18	140,000	138,950
Boise Paper Holdings LLC, 9.000%, due 11/01/17	70,000	76,125
Bon-Ton Department Stores, Inc., 10.250%, due 03/15/14	320,000	320,000
Boyd Gaming Corp., 9.125%, due 12/01/18[1]	495,000	503,662
Brigham Exploration Co., 6.875%, due 06/01/19[1]	60,000	59,700
Brocade Communications Systems, Inc., 6.875%, due 01/15/20	50,000	53,875
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	96,400
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19[1]	500,000	495,000
Cablevision Systems Corp., 8.625%, due 09/15/17	445,000	482,269
Caesars Entertainment Operating Co., Inc., 5.625%, due 06/01/15	135,000	109,012
10.000%, due 12/15/15	225,000	228,375
10.000%, due 12/15/18	780,000	703,950
11.250%, due 06/01/17	880,000	971,300

72

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	$200,000	$216,000
Calpine Corp., 7.500%, due 02/15/21[1]	285,000	290,700
7.875%, due 07/31/20[1]	645,000	674,025
Capella Healthcare, Inc., 9.250%, due 07/01/17[1]	55,000	58,025
Carriage Services, Inc., 7.875%, due 01/15/15	250,000	250,000
Case New Holland, Inc., 7.875%, due 12/01/17[1]	225,000	247,500
Casella Waste Systems, Inc., 11.000%, due 07/15/14	125,000	139,062
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17	100,000	115,875
CDW Finance Corp., 12.535%, due 10/12/17	375,000	404,062
Celanese US Holdings LLC, 6.625%, due 10/15/18	95,000	100,225
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	180,000	162,900
Cequel Communications Holdings I LLC, 8.625%, due 11/15/17[1]	50,000	52,000
Ceridian Corp., 11.250%, due 11/15/15	390,000	390,000
Chesapeake Energy Corp., 6.625%, due 08/15/20	106,000	111,565
9.500%, due 02/15/15	475,000	551,000
Chrysler Group LLC, 8.000%, due 06/15/19[1]	480,000	471,600
CIT Group, Inc., 7.000%, due 05/01/15	480,000	480,600
7.000%, due 05/01/16	755,000	752,169
7.000%, due 05/01/17	2,075,000	2,069,812
Citigroup Capital XXI, 8.300%, due 12/21/57[3]	700,000	715,750
Claire's Stores, Inc., 9.625%, due 06/01/15[5]	352,378	342,688
10.500%, due 06/01/17	150,000	141,375
Clear Channel Communications, Inc., 5.500%, due 09/15/14	130,000	113,750
10.750%, due 08/01/16	430,000	388,075
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, due 12/15/17	105,000	114,450
9.250%, due 12/15/17	25,000	27,188
Clearwater Paper Corp., 7.125%, due 11/01/18	125,000	128,125

	Face amount	Value
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	$815,000	$871,006
CMP Susquehanna Corp., 16.611%, due 05/15/14[6]	50,000	38,228
Community Health Systems, Inc., 8.875%, due 07/15/15	250,000	257,500
Comstock Resources, Inc., 8.375%, due 10/15/17	100,000	105,000
Consol Energy, Inc., 8.000%, due 04/01/17	200,000	218,000
Constellation Brands, Inc., 8.375%, due 12/15/14	350,000	398,125
CPM Holdings, Inc., 10.875%, due 09/01/14	150,000	162,750
Cricket Communications, Inc., 7.750%, due 05/15/16	200,000	212,000
10.000%, due 07/15/15	125,000	134,687
Crosstex Energy LP, 8.875%, due 02/15/18	280,000	298,200
CSC Holdings LLC, 8.625%, due 02/15/19	125,000	140,937
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	160,000	177,200
Denbury Resources, Inc., 8.250%, due 02/15/20	125,000	136,250
9.750%, due 03/01/16	335,000	374,362
Developers Diversified Realty Corp., REIT, 9.625%, due 03/15/16	310,000	374,054
Diamond Resorts Corp., 12.000%, due 08/15/18[1]	670,000	710,200
DISH DBS Corp., 6.625%, due 10/01/14	400,000	421,000
7.875%, due 09/01/19	200,000	215,750
Domtar Corp., 10.750%, due 06/01/17	85,000	110,606
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17	400,000	437,000
Dynegy Holdings, Inc., 7.500%, due 06/01/15	200,000	163,000
8.375%, due 05/01/16	160,000	128,000
E*Trade Financial Corp., 7.875%, due 12/01/15	250,000	251,250
12.500%, due 11/30/17[5]	324,000	379,080
Eagle Parent, Inc., 8.625%, due 05/01/19[1]	50,000	48,187
EH Holding Corp., 6.500%, due 06/15/19[1]	55,000	55,962
7.625%, due 06/15/21[1]	55,000	56,100
El Paso Corp., 7.750%, due 01/15/32	560,000	651,432
Encore Acquisition Co., 9.500%, due 05/01/16	140,000	155,575

73

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Energy Future Holdings Corp., Series P, 5.550%, due 11/15/14	$145,000	$114,550
Energy Future Intermediate Holding Co. LLC, 10.000%, due 12/01/20	296,000	315,672
Entravision Communications Corp., 8.750%, due 08/01/17	175,000	181,125
Equinix, Inc., 8.125%, due 03/01/18	400,000	435,500
Ferrellgas Partners-LP, 9.125%, due 10/01/17	435,000	467,081
FireKeepers Development Authority, 13.875%, due 05/01/15[1]	930,000	1,074,150
First Data Corp., 9.875%, due 09/24/15	380,000	390,450
11.250%, due 03/31/16	195,000	192,075
Ford Motor Co., 7.450%, due 07/16/31	615,000	697,187
Ford Motor Credit Co. LLC, 8.700%, due 10/01/14	250,000	279,872
12.000%, due 05/15/15	895,000	1,109,906
Forest Oil Corp., 8.500%, due 02/15/14	140,000	151,900
Freescale Semiconductor, Inc., 9.125%, due 12/15/14[5]	135,000	141,244
9.250%, due 04/15/18[1]	115,000	123,912
10.125%, due 03/15/18[1]	125,000	138,750
10.750%, due 08/01/20[1]	150,000	169,500
Frontier Communications Corp., 8.250%, due 04/15/17	60,000	65,250
8.500%, due 04/15/20	60,000	65,400
9.000%, due 08/15/31	380,000	389,500
FTI Consulting, Inc., 6.750%, due 10/01/20	100,000	101,000
Gannett Co., Inc., 9.375%, due 11/15/17	150,000	165,000
GenOn Energy, Inc., 9.500%, due 10/15/18	340,000	353,600
9.875%, due 10/15/20	200,000	209,000
Geo Group, Inc., 7.750%, due 10/15/17	125,000	132,500
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	235,000	250,275
Georgia-Pacific LLC, 5.400%, due 11/01/20[1]	200,000	203,826
8.250%, due 05/01/16[1]	375,000	425,085
8.875%, due 05/15/31	215,000	271,631
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,3]	300,000	264,000

	Face amount	Value
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	$246,000	$276,750
Graham Packaging Co. LP, 8.250%, due 10/01/18	45,000	50,062
Graphic Packaging International, Inc., 7.875%, due 10/01/18	120,000	127,200
9.500%, due 06/15/17	55,000	60,225
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	215,000	217,150
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	450,000	411,187
Hartford Financial Services Group, Inc., 8.125%, due 06/15/38[3]	460,000	495,650
HCA Holdings, Inc., 7.750%, due 05/15/21[1]	280,000	290,500
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	470,000	484,100
Hertz Corp., 7.375%, due 01/15/21[1]	240,000	244,200
Hexion US Finance Corp., 8.875%, due 02/01/18	145,000	150,800
Hilcorp Finance Co., 7.625%, due 04/15/21[1]	90,000	94,050
8.000%, due 02/15/20[1]	85,000	91,375
Hilton Worldwide, Inc., 4.761%, due 11/15/13[1,3]	250,000	246,875
Host Hotels & Resorts LP, REIT, 9.000%, due 05/15/17	285,000	320,625
Huntington Ingalls Industries, Inc., 6.875%, due 03/15/18[1]	95,000	97,375
7.125%, due 03/15/21[1]	75,000	77,625
Icahn Enterprises LP, 8.000%, due 01/15/18	125,000	126,875
ILFC E-Capital Trust I, 5.740%, due 12/21/65[1,3]	420,000	342,800
Inergy LP, 6.875%, due 08/01/21[1]	175,000	175,000
7.000%, due 10/01/18	80,000	80,800
ING Capital Funding Trust III, 3.846%, due 09/30/11[2,3]	215,000	203,041
Ingles Markets, Inc., 8.875%, due 05/15/17	205,000	219,350
Insight Communications Co., Inc., 9.375%, due 07/15/18[1]	50,000	54,875
Interactive Data Corp., 10.250%, due 08/01/18[1]	25,000	27,250
International Lease Finance Corp., 7.125%, due 09/01/18[1]	425,000	454,750
8.625%, due 09/15/15	405,000	438,919
8.750%, due 03/15/17	130,000	142,187
Iron Mountain, Inc., 8.000%, due 06/15/20	125,000	129,375
8.375%, due 08/15/21	300,000	315,000

74

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Jabil Circuit, Inc., 8.250%, due 03/15/18	$150,000	$171,375
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	180,000	182,700
JC Penney Corp., Inc., 7.125%, due 11/15/23	325,000	338,000
JMC Steel Group, 8.250%, due 03/15/18[1]	130,000	131,950
K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16	180,000	179,550
KB Home, 5.875%, due 01/15/15	150,000	142,500
6.250%, due 06/15/15	150,000	143,250
KEMET Corp., 10.500%, due 05/01/18	100,000	110,500
Key Energy Services, Inc., 6.750%, due 03/01/21	200,000	200,000
Land O'Lakes Capital Trust I, 7.450%, due 03/15/28[1]	340,000	323,850
Landry's Restaurants, Inc., 11.625%, due 12/01/15	325,000	347,750
Level 3 Financing, Inc., 9.250%, due 11/01/14	241,000	247,929
10.000%, due 02/01/18	150,000	161,062
Libbey Glass, Inc., 10.000%, due 02/15/15	68,000	73,780
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	125,000	124,687
10.750%, due 06/15/58[1,3]	335,000	444,712
Limited Brands, Inc., 7.600%, due 07/15/37	100,000	98,000
8.500%, due 06/15/19	155,000	176,700
Lincoln National Corp., 7.000%, due 05/17/66[3]	550,000	550,990
Linn Energy LLC, 6.500%, due 05/15/19[1]	200,000	198,000
7.750%, due 02/01/21[1]	240,000	249,600
Longview Fibre Paper & Packaging, Inc., 8.000%, due 06/01/16[1]	50,000	50,250
Lyondell Chemical Co., 8.000%, due 11/01/17[1]	243,000	270,337
11.000%, due 05/01/18	175,000	196,000
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	233,877
Manitowoc Co., Inc., 8.500%, due 11/01/20	325,000	346,938
Marina District Finance Co., Inc., 9.500%, due 10/15/15[1]	780,000	811,200
Marquette Transportation Finance Corp., 10.875%, due 01/15/17	100,000	100,750

	Face amount	Value
McClatchy Co., 11.500%, due 02/15/17	$210,000	$223,125
McJunkin Red Man Corp., 9.500%, due 12/15/16[1]	355,000	361,212
MedAssets, Inc., 8.000%, due 11/15/18[1]	225,000	222,750
Mediacom LLC, 9.125%, due 08/15/19	75,000	79,125
Mercer International, Inc., 9.500%, due 12/01/17	205,000	219,862
Meritage Homes Corp., 6.250%, due 03/15/15	100,000	98,500
Meritor, Inc., 10.625%, due 03/15/18	150,000	168,375
MGM Resorts International, 10.000%, due 11/01/16[1]	1,010,000	1,070,600
10.375%, due 05/15/14	125,000	141,875
11.125%, due 11/15/17	410,000	468,425
13.000%, due 11/15/13	260,000	308,750
Michael Foods, Inc., 9.750%, due 07/15/18[1]	220,000	235,400
Michaels Stores, Inc., 11.375%, due 11/01/16	215,000	228,975
Mirant Americas Generation LLC, 9.125%, due 05/01/31	240,000	241,200
Momentive Performance Materials, Inc., 12.500%, due 06/15/14	80,000	87,000
Multiplan, Inc., 9.875%, due 09/01/18[1]	485,000	515,312
Murray Energy Corp., 10.250%, due 10/15/15[1]	210,000	220,500
Mylan, Inc., 7.625%, due 07/15/17[1]	250,000	272,500
Nalco Co., 6.625%, due 01/15/19[1]	250,000	256,250
Navios Maritime Acquisition Corp., 8.625%, due 11/01/17	450,000	443,250
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17	160,000	164,800
Navistar International Corp., 8.250%, due 11/01/21	125,000	133,750
NB Capital Trust II, 7.830%, due 12/15/26	115,000	116,725
Neiman Marcus Group, Inc., 10.375%, due 10/15/15	115,000	120,750
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17	125,000	131,562
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	250,000	250,000
Nielsen Finance LLC, 7.750%, due 10/15/18[1]	35,000	36,750
11.625%, due 02/01/14	91,000	106,243

75

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Niska Gas Storage US LLC, 8.875%, due 03/15/18	$290,000	$304,500
North American Energy Alliance LLC, 10.875%, due 06/01/16[1]	200,000	220,000
NRG Energy, Inc., 7.625%, due 05/15/19[1]	105,000	104,475
8.500%, due 06/15/19	100,000	103,500
Omnicare, Inc., 7.750%, due 06/01/20	42,000	44,573
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	120,000	130,500
PAETEC Holding Corp., 9.875%, due 12/01/18[1]	300,000	310,875
Patriot Coal Corp., 8.250%, due 04/30/18	125,000	129,375
Peabody Energy Corp., 6.500%, due 09/15/20	50,000	53,750
Peninsula Gaming LLC, 8.375%, due 08/15/15	100,000	105,000
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	215,000	228,438
Petrohawk Energy Corp., 7.875%, due 06/01/15	200,000	209,500
10.500%, due 08/01/14	445,000	500,625
Pinafore LLC, Inc., 9.000%, due 10/01/18[1]	270,000	290,925
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	230,000	245,238
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	133,350
10.000%, due 03/01/16	305,000	343,125
Production Resource Group, Inc., 8.875%, due 05/01/19[1]	50,000	49,625
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	200,000	223,000
QEP Resources, Inc., 6.875%, due 03/01/21	105,000	110,775
Quicksilver Resources, Inc., 7.125%, due 04/01/16	350,000	344,750
11.750%, due 01/01/16	140,000	160,300
Quiksilver, Inc., 6.875%, due 04/15/15	125,000	121,563
QVC, Inc., 7.125%, due 04/15/17[1]	70,000	73,500
7.500%, due 10/01/19[1]	130,000	137,800
Qwest Communications International, Inc., 7.125%, due 04/01/18	450,000	483,188
Radiation Therapy Services, Inc., 9.875%, due 04/15/17	100,000	99,875
RBS Global, Inc., 8.500%, due 05/01/18	140,000	147,875

	Face amount	Value
Realogy Corp., 10.500%, due 04/15/14	$435,000	$430,650
Regal Entertainment Group, 9.125%, due 08/15/18	100,000	103,500
Residential Capital LLC, 9.625%, due 05/15/15	125,000	124,063
Reynolds Group Issuer, Inc., 8.500%, due 10/15/16[1]	200,000	208,500
8.750%, due 05/15/18[1]	325,000	319,313
Rite Aid Corp., 10.375%, due 07/15/16	300,000	318,750
Roofing Supply Group LLC, 8.625%, due 12/01/17[1]	180,000	179,775
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	190,000	192,375
Ryerson, Inc., 12.000%, due 11/01/15	580,000	616,250
Ryland Group, Inc., 6.625%, due 05/01/20	275,000	259,875
Salem Communications Corp., 9.625%, due 12/15/16	49,000	51,634
SandRidge Energy, Inc., 8.750%, due 01/15/20	210,000	223,650
9.875%, due 05/15/16[1]	190,000	208,525
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	325,000	307,125
SBA Telecommunications, Inc., 8.250%, due 08/15/19	180,000	192,600
Scientific Games Corp., 8.125%, due 09/15/18	55,000	57,063
Sealy Mattress Co., 10.875%, due 04/15/16[1]	87,000	96,570
Severstal Columbus LLC, 10.250%, due 02/15/18	200,000	221,000
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15[1]	365,000	251,850
Sinclair Television Group, Inc., 9.250%, due 11/01/17[1]	225,000	246,938
Smithfield Foods, Inc., 10.000%, due 07/15/14	102,000	118,320
Solo Cup Co., 8.500%, due 02/15/14	100,000	93,250
Sprint Capital Corp., 6.875%, due 11/15/28	175,000	165,813
8.750%, due 03/15/32	430,000	465,475
Sprint Nextel Corp., 6.000%, due 12/01/16	175,000	174,781
8.375%, due 08/15/17	300,000	329,625
SPX Corp., 7.625%, due 12/15/14	400,000	442,000
SquareTwo Financial Corp., 11.625%, due 04/01/17	355,000	370,975

76

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Standard Pacific Corp., 10.750%, due 09/15/16	$115,000	$130,238
SunGard Data Systems, Inc., 10.250%, due 08/15/15	540,000	558,900
Susser Holdings LLC, 8.500%, due 05/15/16	50,000	52,625
Swift Energy Co., 8.875%, due 01/15/20	125,000	133,750
Tenet Healthcare Corp., 6.875%, due 11/15/31	150,000	125,250
Tesoro Corp., 9.750%, due 06/01/19	205,000	229,088
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	445,000	269,225
Toll Brothers Finance Corp., 8.910%, due 10/15/17	225,000	263,697
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17	505,000	527,725
Tube City IMS Corp., 9.750%, due 02/01/15	240,000	247,800
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	600,000	613,500
Tyson Foods, Inc., 10.500%, due 03/01/14	175,000	207,813
U.S. Foodservice, 8.500%, due 06/30/19[1]	140,000	135,800
Unisys Corp., 12.750%, due 10/15/14[1]	154,000	179,410
United States Steel Corp., 7.375%, due 04/01/20	150,000	154,125
Universal Hospital Services, Inc., 8.500%, due 06/01/15[5]	130,000	133,900
Univision Communications, Inc., 7.875%, due 11/01/20[1]	35,000	35,875
8.500%, due 05/15/21[1]	185,000	184,538
USG Corp., 8.375%, due 10/15/18[1]	35,000	34,475
9.750%, due 08/01/14[1]	100,000	106,000
Vanguard Health Holding Co. II LLC, 8.000%, due 02/01/18	225,000	232,313
Verso Paper Holdings LLC, Series B, 11.500%, due 07/01/14	234,000	249,210
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	200,000	208,500
West Corp., 7.875%, due 01/15/19[1]	250,000	242,500
11.000%, due 10/15/16	300,000	318,000

	Face amount	Value
Weyerhaeuser Co., 7.375%, due 03/15/32	$170,000	$176,907
Whiting Petroleum Corp., 6.500%, due 10/01/18	150,000	156,000
WMG Acquisition Corp., 9.500%, due 06/15/16	485,000	511,675
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	315,000	289,013
XM Satellite Radio, Inc., 13.000%, due 08/01/13[1]	115,000	134,838
Yankee Candle Co., Inc., Series B, 9.750%, due 02/15/17	245,000	257,863
Yankee Finance, Inc., 10.250%, due 02/15/16[1,5]	425,000	426,063
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	500,000	542,500
Zions Bancorp., 5.500%, due 11/16/15	140,000	144,156
Total United States corporate bonds		77,200,049
Total corporate bonds (cost $83,783,832)		89,386,705
Commercial mortgage-backed securities: 0.46%
United States: 0.46%
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 6.010%, due 05/15/46[3]	250,000	181,950
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class AJ, 5.677%, due 12/10/49[3]	225,000	164,503
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.096%, due 02/15/51[3]	100,000	96,734
Total commercial mortgage-backed securities (cost $397,957)		443,187
Total bonds (cost $84,181,789)		89,829,892
	Shares
Common stocks: 0.06%
United States: 0.06%
American Restaurant Group, Inc.*,6,7	972	0
Knology, Inc.*	3,926	58,301
Pliant Corp.*,6,7,9	1	0
Total common stocks (cost $0)		58,301

77

UBS High Yield Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Preferred stocks: 0.40%
United States: 0.40%
CMP Susquehanna Radio Holdings Corp., Series A*,1,2,3,6,7,9	11,661	$117
GMAC Capital Trust I*	15,000	384,000
Total United States preferred stocks		384,117
Total preferred stocks (cost $375,135)		384,117
	Number of warrants
Warrants: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*,6,7	13,325	133
Sabreliner Corp., strike @ $0.01, expires 06/08/18*,6,7	8,400	0
Total warrants (cost $153,135)		133

	Shares	Value
Short-term investment: 3.17%
Investment company: 3.17%
UBS Cash Management Prime Relationship Fund[10] (cost $3,024,386)	3,024,386	$3,024,386
Total investments: 97.69% (cost $87,734,445)		93,296,829
Cash and other assets, less liabilities: 2.31%		2,202,680
Net assets: 100.00%		$95,499,509

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $87,825,277; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,436,682
Gross unrealized depreciation	(965,130)
Net unrealized appreciation of investments	$5,471,552

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 81.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $31,084,862 or 32.55% of net assets.

2  Perpetual bond security. The maturity date reflects the next call date.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $317,220 or 0.33% of net assets.

5  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

6  Security is illiquid. At June 30, 2011, the value of these securities amounted to $38,478 or 0.04% of net assets.

7  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2011, the value of these securities amounted to $250 or 0.00% of net assets.

8  Amount represents less than 0.005%.

78

UBS High Yield Fund

Portfolio of investments

June 30, 2011

9  These securities, which represent 0.00% of net assets as of June 30, 2011, is considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/11 Market value	Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A	03/30/09	$135	0.00%[8]	$117	0.00%[8]
Pliant Corp.	10/20/00	0	0.00	0	0.00
		$135	0.00%[8]	$117	0.00%[8]

10  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$1,804,675	$37,295,209	$36,075,498	$3,024,386	$3,374

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
JPMorgan Chase Bank	EUR	825,000	USD	1,183,355	07/20/11	$(12,524)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$89,386,705	$—	$89,386,705
Commercial mortgage-backed securities	—	443,187	—	443,187
Common stocks	58,301	—	0	58,301
Preferred stocks	384,000	—	117	384,117
Warrants	—	—	133	133
Short-term investment	—	3,024,386	—	3,024,386
Forward foreign currency contracts	—	(12,524)	—	(12,524)
Total	$442,301	$92,841,754	$250	$93,284,305
79

UBS High Yield Fund

Portfolio of investments

June 30, 2011

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Common stocks	Preferred stock	Warrants	Total
Assets
Beginning balance	$17,750	$0	$117	$133	$18,000
Purchases	—	—	—	—	—
Issuances	—	—	—	—	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Accrued discounts (premiums)	(79,481)	—	—	—	(79,481)
Total realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	99,959	—	—	—	99,959
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(38,228)	—	—	—	(38,228)
Ending balance	$—	$0	$117	$133	$250

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $0.

1  Transfers out of Level 3 represent the value at the beginning of the period. At June 30, 2011, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
80

The UBS Funds

Portfolio acronyms

BBA  British Bankers Association

BBSW  Bank Bill Swap Rate

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

EURIBOR  Euro Interbank Offered Rate

GE  General Electric

GMAC  General Motors Acceptance Corp.

GO  General Obligation

GS  Goldman Sachs

KORIBOR  Korea Interbank Offered Rate

LIBOR  London Interbank Offered Rate

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

REIT  Real estate investment trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduits

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.
81

The UBS Funds

June 30, 2011 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2011 to June 30, 2011.

82

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS Absolute Return Bond Fund
Class A	Actual	$1,000.00	$1,002.60	$4.97	1.00%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class C	Actual	1,000.00	1,000.80	6.70	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class Y	Actual	1,000.00	1,001.90	4.02	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
UBS Core Plus Bond Fund
Class A	Actual	1,000.00	1,024.50	3.21	0.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.21	0.64
Class B	Actual	1,000.00	1,020.70	6.96	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	6.95	1.39
Class C	Actual	1,000.00	1,023.20	5.72	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	1,027.00	1.96	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.86	1.96	0.39
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	985.70	4.68	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	983.50	7.13	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	986.60	3.45	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

83

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS Global Bond Fund
Class A	Actual	$1,000.00	$1,049.30	$5.84	1.15%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class B	Actual	1,000.00	1,046.60	9.64	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.49	1.90
Class C	Actual	1,000.00	1,046.90	8.37	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	8.25	1.65
Class Y	Actual	1,000.00	1,051.10	4.58	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
UBS High Yield Fund
Class A	Actual	1,000.00	1,042.00	6.08	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,036.40	9.85	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	1,039.40	8.60	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class Y	Actual	1,000.00	1,041.30	4.81	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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85

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2011

	UBS Absolute Return Bond Fund	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$131,102,922	$35,332,820	$84,805,490
Affiliated issuers	9,946,180	4,345,594	19,839,734
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	223,105	—
Foreign currency, at cost	2,214,470	—	206,555
	$143,263,572	$39,901,519	$104,851,779
Investments, at value:
Unaffiliated issuers	$136,488,795	$35,993,359	$83,884,181
Affiliated issuers	9,946,180	4,475,354	20,463,213
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	223,105	—
Foreign currency, at value	2,235,796	—	207,433
Cash	—	856,534	247,400
Receivables:
Interest	1,736,439	233,372	1,034,979
Investment securities sold	1,289,219	4,487,056	1,934,941
Fund shares sold	17,742	30,071	237,719
Foreign tax reclaims	3,321	—	—
Deferred offering costs	—	—	22,635
Due from broker	366,983	3,192	—
Cash collateral for futures contracts	753,690	22,865	647,213
Cash collateral for swap agreements	—	—	210,000
Outstanding swap agreements, at value[2]	389,307	5,785	2,376,975
Unrealized appreciation on forward foreign currency contracts	505,054	—	3,943
Other assets	24,218	21,891	7,641
Total assets	153,756,744	46,352,584	111,278,273
Liabilities:
Payables:
Cash collateral from securities loaned	—	223,105	—
Investment securities purchased	4,257,115	6,587,687	1,837,354
Investment advisory and administration fee	153,566	9,589	57,172
Fund shares redeemed	22,192	16,514	185,042
Custody and fund accounting fees	19,924	12,747	18,358
Distribution and service fees	3,783	5,377	39,254
Trustees' fees	5,907	4,224	5,230
Offering costs	—	—	54,000
Due to custodian	365	—	—
Accrued expenses	91,161	71,181	91,126
Due to broker	—	—	120,788
Options written, at value[3]	—	—	1,584,956
Outstanding swap agreements, at value[2]	1,077,672	148,729	5,653,325
Unrealized depreciation on forward foreign currency contracts	996,113	—	678,075
Total liabilities	6,627,798	7,079,153	10,324,680
Net assets	$147,128,946	$39,273,431	$100,953,593

1  The market value of securities loaned by UBS Core Plus Bond Fund, as of June 30, 2011 was $565,293.

2  Net upfront payments received by UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund were $472,435, $4,894, $2,258,437 and $1,122, respectively.

3  Premiums received by UBS Fixed Income Opportunities Fund were $1,781,522.

86

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$14,502,042	$84,710,059
Affiliated issuers	377,148	3,024,386
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—
Foreign currency, at cost	218,164	34,408
	$15,097,354	$87,768,853
Investments, at value:
Unaffiliated issuers	$14,992,990	$90,272,443
Affiliated issuers	377,148	3,024,386
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	219,794	34,894
Cash	—	812,158
Receivables:
Interest	211,135	1,657,597
Investment securities sold	629,479	773,506
Fund shares sold	3,468	169,186
Foreign tax reclaims	—	—
Deferred offering costs	—	—
Due from broker	—	—
Cash collateral for futures contracts	26,015	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	2,096	—
Unrealized appreciation on forward foreign currency contracts	33,554	—
Other assets	23,920	20,421
Total assets	16,519,599	96,764,591
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	160,155	953,375
Investment advisory and administration fee	5,323	86,049
Fund shares redeemed	463,921	66,232
Custody and fund accounting fees	12,734	10,516
Distribution and service fees	6,259	29,676
Trustees' fees	3,838	5,087
Offering costs	—	—
Due to custodian	—	—
Accrued expenses	73,091	101,623
Due to broker	1,241	—
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	19,014	—
Unrealized depreciation on forward foreign currency contracts	10,915	12,524
Total liabilities	756,491	1,265,082
Net assets	$15,763,108	$95,499,509

See accompanying notes to financial statements.
87

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2011

	UBS Absolute Return Bond Fund[1]	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund[1]
Net assets consist of:
Beneficial interest	$276,296,450	$74,422,322	$103,314,706
Accumulated undistributed (distributions in excess of) net investment income	(3,605,208)	379,766	4,803
Accumulated net realized loss	(130,042,371)	(36,163,764)	(509,199)
Net unrealized appreciation (depreciation)	4,480,075	635,107	(1,856,717)
Net assets	$147,128,946	$39,273,431	$100,953,593
Class A:
Net assets	$7,790,615	$5,995,815	$67,313,930
Shares outstanding	1,245,263	688,967	6,781,609
Net asset value and redemption proceeds per share	$6.26	$8.70	$9.93
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.42	$9.11	$10.40
Class B:
Net assets	N/A	$55,198	N/A
Shares outstanding	N/A	6,335	N/A
Net asset value and offering price per share	N/A	$8.71	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	N/A	$8.27	N/A
Class C:
Net assets	$2,037,596	$2,174,997	$8,116,200
Shares outstanding	325,611	250,709	818,552
Net asset value and offering price per share	$6.26	$8.68	$9.92
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$6.23	$8.61	$9.85
Class Y:
Net assets	$137,300,735	$31,047,421	$25,523,463
Shares outstanding	21,957,476	3,571,670	2,568,560
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.25	$8.69	$9.94

1  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

2  For Class A, the maximum sales charge is 4.50% for UBS Global Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund, and 2.50% for UBS Absolute Return Bond Fund, Classes B, C and Y have no front-end sales charges. For Class A shares of each Fund except UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class A shares of UBS Absolute Return Bond Fund, the maximum contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $250,000 or more that were not subject to a front end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. For Class C, the maximum contingent deferred sales charge is 0.75% for UBS Global Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund, and 0.50% for UBS Absolute Return Bond Fund. Class Y has no contingent deferred sales charge.

88

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Net assets consist of:
Beneficial interest	$31,200,120	$175,937,862
Accumulated undistributed (distributions in excess of) net investment income	456,862	556,833
Accumulated net realized loss	(16,398,513)	(86,545,576)
Net unrealized appreciation (depreciation)	504,639	5,550,390
Net assets	$15,763,108	$95,499,509
Class A:
Net assets	$6,768,241	$40,987,009
Shares outstanding	913,945	6,589,889
Net asset value and redemption proceeds per share	$7.41	$6.22
Offering price per share (NAV per share plus maximum sales charge)[2]	$7.76	$6.51
Class B:
Net assets	$45,149	$597,991
Shares outstanding	6,073	96,074
Net asset value and offering price per share	$7.43	$6.22
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$7.06	$5.91
Class C:
Net assets	$2,699,928	$9,164,527
Shares outstanding	365,869	1,472,119
Net asset value and offering price per share	$7.38	$6.23
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$7.32	$6.18
Class Y:
Net assets	$6,249,790	$44,749,982
Shares outstanding	728,909	7,132,960
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$8.57	$6.27

See accompanying notes to financial statements.
89

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2011

	UBS Absolute Return Bond Fund	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund[2]
Investment income:
Interest and other	$5,431,402	$1,502,583	$1,845,853
Affiliated interest	16,199	11,710	5,603
Securities lending[1]	—	955	—
Foreign tax withheld	(25,142)	—	—
Total income	5,422,459	1,515,248	1,851,456
Expenses:
Advisory and administration	$932,280	$255,920	$296,388
Service and distribution:
Class A	14,280	21,860	56,706
Class B	—	472	—
Class C	13,007	17,709	22,961
Transfer agency and related service fees:
Class A	17,664	9,088	7,026
Class B	—	85	—
Class C	2,912	1,797	1,454
Class Y	152	7,032	55
Custodian and fund accounting	77,855	50,697	36,121
Federal and state registration	36,178	49,459	878
Professional services	101,180	87,501	81,062
Shareholder reports	15,687	12,298	11,780
Trustees	26,164	19,276	14,792
Amortization of offering costs	—	—	31,365
Other	21,746	13,409	9,675
Total expenses	1,259,105	546,603	570,263
Fee waivers and/or expense reimbursements by Advisor	(16,003)	(332,908)	(204,510)
Net expenses	1,243,102	213,695	365,753
Net investment income	4,179,357	1,301,553	1,485,703
Net realized gain (loss) on:
Investments in unaffiliated issuers	(350,906)	902,478	(1,718,299)
Investments in affiliated issuers	—	127,521	2,596
Futures contracts	(4,422,906)	(31,740)	488,387
Options written	—	14,744	1,243,020
Swap agreements	(165,197)	(20,420)	(1,185,279)
Forward foreign currency contracts	(7,052,099)	4,896	(519,344)
Foreign currency transactions	1,423,444	9,835	89,326
Net realized gain (loss)	(10,567,664)	1,007,314	(1,599,593)
Change in net unrealized appreciation/depreciation on:
Investments	9,195,793	(29,365)	(297,830)
Futures contracts	1,114,799	(53,898)	(67,728)
Options written	—	—	196,566
Swap agreements	176,568	58,056	(1,017,913)
Forward foreign currency contracts	(368,751)	(14,370)	(674,132)
Translation of other assets and liabilities denominated in foreign currency	111,937	—	4,320
Change in net unrealized appreciation/depreciation	10,230,346	(39,577)	(1,856,717)
Net realized and unrealized gain (loss)	(337,318)	967,737	(3,456,310)
Net increase (decrease) in net assets resulting from operations	$3,842,039	$2,269,290	$(1,970,607)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $172 for UBS Core Plus Bond Fund.

2  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

90

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Investment income:
Interest and other	$622,168	$7,976,482
Affiliated interest	1,219	3,374
Securities lending[1]	—	—
Foreign tax withheld	—	(1,560)
Total income	623,387	7,978,296
Expenses:
Advisory and administration	$122,814	$603,189
Service and distribution:
Class A	17,451	94,901
Class B	1,069	7,423
Class C	18,152	69,603
Transfer agency and related service fees:
Class A	7,434	42,330
Class B	132	1,270
Class C	1,635	9,942
Class Y	4,484	10,313
Custodian and fund accounting	50,940	41,146
Federal and state registration	44,787	44,388
Professional services	88,581	91,181
Shareholder reports	16,476	80,090
Trustees	17,453	22,262
Amortization of offering costs	—	—
Other	9,595	17,099
Total expenses	401,003	1,135,137
Fee waivers and/or expense reimbursements by Advisor	(211,853)	(114,150)
Net expenses	189,150	1,020,987
Net investment income	434,237	6,957,309
Net realized gain (loss) on:
Investments in unaffiliated issuers	149,261	3,691,078
Investments in affiliated issuers	—	—
Futures contracts	(49,210)	—
Options written	—	—
Swap agreements	23,842	—
Forward foreign currency contracts	(32,391)	(38,451)
Foreign currency transactions	383,014	(93)
Net realized gain (loss)	474,516	3,652,534
Change in net unrealized appreciation/depreciation on:
Investments	911,234	998,183
Futures contracts	3,636	—
Options written	—	—
Swap agreements	(100)	—
Forward foreign currency contracts	53,601	(12,524)
Translation of other assets and liabilities denominated in foreign currency	2,684	530
Change in net unrealized appreciation/depreciation	971,055	986,189
Net realized and unrealized gain (loss)	1,445,571	4,638,723
Net increase (decrease) in net assets resulting from operations	$1,879,808	$11,596,032

See accompanying notes to financial statements.
91

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Absolute Return Bond Fund		UBS Core Plus Bond Fund		UBS Fixed Income Opportunities Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010	Period ended June 30, 2011[1]
Operations:
Net investment income	$4,179,357	$3,885,147	$1,301,553	$1,906,138	$1,485,703
Net realized gain (loss)	(10,567,664)	(4,186,552)	1,007,314	2,124,339	(1,599,593)
Change in net unrealized appreciation/depreciation	10,230,346	3,698,343	(39,577)	2,918,815	(1,856,717)
Net increase (decrease) in net assets from operations	3,842,039	3,396,938	2,269,290	6,949,292	(1,970,607)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(118,806)	(337,877)	(440,852)	(518,764)	(374,094)
Return of capital	(165,746)	(50,071)	—	—	(368,635)
Total Class A dividends and distributions	(284,552)	(387,948)	(440,852)	(518,764)	(742,729)
Class B:
Net investment income and net foreign currency gains	—	—	(1,595)	(4,783)	—
Total Class B dividends and distributions	—	—	(1,595)	(4,783)	—
Class C:
Net investment income and net foreign currency gains	(21,772)	(84,610)	(100,168)	(138,464)	(26,993)
Return of capital	(45,290)	(12,539)	—	—	(49,759)
Total Class C dividends and distributions	(67,062)	(97,149)	(100,168)	(138,464)	(76,752)
Class Y:
Net investment income and net foreign currency gains	(2,064,203)	(3,446,259)	(1,660,450)	(2,592,086)	(155,605)
Return of capital	(2,385,897)	(510,709)	—	—	(246,080)
Total Class Y dividends and distributions	(4,450,100)	(3,956,968)	(1,660,450)	(2,592,086)	(401,685)
Decrease in net assets from dividends and distributions	(4,801,714)	(4,442,065)	(2,203,065)	(3,254,097)	(1,221,166)
Beneficial interest transactions:
Proceeds from shares sold	1,032,723	1,856,827	5,635,622	13,516,769	116,091,420
Shares issued on reinvestment of dividends and distributions	4,758,182	4,394,016	2,100,969	3,123,358	911,111
Cost of shares redeemed	(6,063,863)	(10,775,409)	(14,834,259)	(41,004,427)	(12,945,222)
Redemption fees	686	493	5,674	8,940	88,057
Net increase (decrease) in net assets resulting from beneficial interest transactions	(272,272)	(4,524,073)	(7,091,994)	(24,355,360)	104,145,366
Increase (decrease) in net assets	(1,231,947)	(5,569,200)	(7,025,769)	(20,660,165)	100,953,593
Net assets, beginning of period	148,360,893	153,930,093	46,299,200	66,959,365	—
Net assets, end of period	$147,128,946	$148,360,893	$39,273,431	$46,299,200	$100,953,593
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(3,605,208)	$157,160	$379,766	$1,084,803	$4,803

1  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

92

The UBS Funds

Financial statements

	UBS Global Bond Fund		UBS High Yield Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income	$434,237	$643,076	$6,957,309	$8,757,347
Net realized gain (loss)	474,516	1,281,408	3,652,534	3,810,693
Change in net unrealized appreciation/depreciation	971,055	369,576	986,189	7,962,022
Net increase (decrease) in net assets from operations	1,879,808	2,294,060	11,596,032	20,530,062
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(659,803)	(231,955)	(3,000,404)	(3,411,268)
Return of capital	—	—	—	—
Total Class A dividends and distributions	(659,803)	(231,955)	(3,000,404)	(3,411,268)
Class B:
Net investment income and net foreign currency gains	(9,797)	(3,025)	(53,266)	(81,622)
Total Class B dividends and distributions	(9,797)	(3,025)	(53,266)	(81,622)
Class C:
Net investment income and net foreign currency gains	(212,238)	(51,974)	(687,533)	(754,944)
Return of capital	—	—	—	—
Total Class C dividends and distributions	(212,238)	(51,974)	(687,533)	(754,944)
Class Y:
Net investment income and net foreign currency gains	(617,857)	(427,927)	(3,330,657)	(4,118,309)
Return of capital	—	—	—	—
Total Class Y dividends and distributions	(617,857)	(427,927)	(3,330,657)	(4,118,309)
Decrease in net assets from dividends and distributions	(1,499,695)	(714,881)	(7,071,860)	(8,366,143)
Beneficial interest transactions:
Proceeds from shares sold	1,967,712	8,359,734	20,020,501	12,200,138
Shares issued on reinvestment of dividends and distributions	1,330,191	673,245	5,403,254	6,616,743
Cost of shares redeemed	(5,923,183)	(26,950,230)	(17,758,604)	(56,934,196)
Redemption fees	580	540	2,033	9,441
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,624,700)	(17,916,711)	7,667,184	(38,107,874)
Increase (decrease) in net assets	(2,244,587)	(16,337,532)	12,191,356	(25,943,955)
Net assets, beginning of period	18,007,695	34,345,227	83,308,153	109,252,108
Net assets, end of period	$15,763,108	$18,007,695	$95,499,509	$83,308,153
Net assets include accumulated undistributed (distributions in excess of) net investment income	$456,862	$1,141,237	$556,833	$671,477

See accompanying notes to financial statements.
93

UBS Absolute Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.35	$7.81	$10.05	$10.14
Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.13	0.34	0.35
Net realized and unrealized loss from investment activities	(0.01)	(0.02)	(0.88)	(2.13)	(0.06)
Total income (loss) from investment operations	0.16	0.13	(0.75)	(1.79)	0.29
Less dividends/distributions:
From net investment income	(0.09)	(0.16)	(0.71)	(0.45)	(0.30)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.20)	(0.18)	(0.71)	(0.45)	(0.38)
Net asset value, end of year	$6.26	$6.30	$6.35	$7.81	$10.05
Total investment return[2]	2.47%	1.99%	(9.48)%	(18.07)%	2.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%	1.14%	1.12%	0.99%	0.95%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.00%	1.00%	1.00%	0.99%	0.95%
Net investment income	2.64%	2.36%	1.85%	3.68%	3.43%
Supplemental data:
Net assets, end of year (000's)	$7,791	$11,333	$17,850	$50,761	$257,180
Portfolio turnover rate	72%	37%	99%	33%	56%

	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.34	$7.81	$10.05	$10.15
Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.13	0.36	0.37
Net realized and unrealized loss from investment activities	(0.02)	(0.01)	(0.88)	(2.12)	(0.07)
Total income (loss) from investment operations	0.16	0.15	(0.75)	(1.76)	0.30
Less dividends/distributions:
From net investment income	(0.10)	(0.17)	(0.72)	(0.48)	(0.32)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.21)	(0.19)	(0.72)	(0.48)	(0.40)
Net asset value, end of year	$6.25	$6.30	$6.34	$7.81	$10.05
Total investment return[2]	2.50%	2.34%	(9.32)%	(17.92)%	2.96%
Ratios to average net assets:
Expenses	0.81%	0.80%	0.83%	0.76%	0.75%
Net investment income	2.82%	2.56%	1.94%	3.92%	3.63%
Supplemental data:
Net assets, end of year (000's)	$137,301	$133,822	$130,933	$187,445	$259,089
Portfolio turnover rate	72%	37%	99%	33%	56%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

94

UBS Absolute Return Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.35	$7.81	$10.04	$10.14
Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.10	0.31	0.31
Net realized and unrealized loss from investment activities	(0.02)	(0.03)	(0.87)	(2.12)	(0.06)
Total income (loss) from investment operations	0.13	0.10	(0.77)	(1.81)	0.25
Less dividends/distributions:
From net investment income	(0.06)	(0.13)	(0.69)	(0.42)	(0.27)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.17)	(0.15)	(0.69)	(0.42)	(0.35)
Net asset value, end of year	$6.26	$6.30	$6.35	$7.81	$10.04
Total investment return[2]	2.08%	1.61%	(9.81)%	(18.27)%	2.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.42%	1.42%	1.42%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.35%	1.35%	1.35%	1.32%	1.30%[3]
Net investment income	2.29%	2.01%	1.46%	3.35%	3.07%
Supplemental data:
Net assets, end of year (000's)	$2,038	$3,206	$5,147	$9,971	$37,548
Portfolio turnover rate	72%	37%	99%	33%	56%

See accompanying notes to financial statements.
95

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.69	$8.17	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.24	0.28	0.23	0.25	0.32
Net realized and unrealized gain (loss) from investment activities	0.18	0.73	(0.56)	(1.06)	0.24
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.42	1.01	(0.33)	(0.81)	0.56
Redemption fees	0.00[3]	0.00[3]	0.01	0.01	—
Less dividends/distributions:
From net investment income	(0.41)	(0.49)	(0.64)	(0.53)	(0.37)
Net asset value, end of year	$8.70	$8.69	$8.17	$9.13	$10.46
Total investment return[2]	5.00%	12.72%	(3.29)%	(8.03)%	5.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.45%	1.39%	1.27%	1.02%	1.07%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.85%	0.85%	0.85%
Net investment income	2.76%	3.30%	2.71%	2.05%	3.08%
Supplemental data:
Net assets, end of year (000's)	$5,996	$8,956	$9,128	$9,330	$29,356
Portfolio turnover rate	400%	283%	247%	192%	209%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.70	$8.18	$9.14	$10.47	$10.28
Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.16	0.18	0.25
Net realized and unrealized gain (loss) from investment activities	0.18	0.74	(0.54)	(1.07)	0.23
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.36	0.95	(0.38)	(0.89)	0.48
Redemption fees	—	—	0.00[3]	0.01	—
Less dividends/distributions:
From net investment income	(0.35)	(0.43)	(0.58)	(0.45)	(0.29)
Net asset value, end of year	$8.71	$8.70	$8.18	$9.14	$10.47
Total investment return[2]	4.20%	11.85%	(4.01)%	(8.72)%	4.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.22%	2.10%	1.91%	1.84%
Expenses after fee waivers and/or expense reimbursement	1.39%	1.39%	1.60%	1.60%	1.60%
Net investment income	2.02%	2.52%	1.89%	1.77%	2.39%
Supplemental data:
Net assets, end of year (000's)	$55	$56	$109	$250	$442
Portfolio turnover rate	400%	283%	247%	192%	209%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

96

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.66	$8.15	$9.12	$10.45	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.20	0.24	0.19	0.20	0.27
Net realized and unrealized gain (loss) from investment activities	0.19	0.72	(0.57)	(1.05)	0.24
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.39	0.96	(0.38)	(0.85)	0.51
Redemption fees	0.00[3]	0.00[3]	0.01	—	—
Less dividends/distributions:
From net investment income	(0.37)	(0.45)	(0.60)	(0.48)	(0.32)
Net asset value, end of year	$8.68	$8.66	$8.15	$9.12	$10.45
Total investment return[2]	4.60%	12.06%	(3.76)%	(8.58)%	4.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.92%	1.86%	1.76%	1.58%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.35%	1.35%	1.35%
Net investment income	2.27%	2.80%	2.35%	2.01%	2.56%
Supplemental data:
Net assets, end of year (000's)	$2,175	$2,628	$2,574	$1,117	$1,525
Portfolio turnover rate	400%	283%	247%	192%	209%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.68	$8.16	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.26	0.30	0.24	0.28	0.34
Net realized and unrealized gain (loss) from investment activities	0.19	0.74	(0.55)	(1.06)	0.25
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.45	1.04	(0.31)	(0.78)	0.59
Redemption fees	0.00[3]	0.00[3]	—	—	—
Less dividends/distributions:
From net investment income	(0.44)	(0.52)	(0.66)	(0.55)	(0.40)
Net asset value, end of year	$8.69	$8.68	$8.16	$9.13	$10.46
Total investment return[2]	5.26%	13.02%	(3.15)%	(7.78)%	5.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.12%	1.09%	0.96%	0.78%	0.76%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.60%	0.60%	0.60%
Net investment income	3.02%	3.53%	2.88%	2.77%	3.27%
Supplemental data:
Net assets, end of year (000's)	$31,047	$34,659	$55,149	$102,473	$163,172
Portfolio turnover rate	400%	283%	247%	192%	209%

See accompanying notes to financial statements.
97

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C	Class Y
	For the period ended June 30, 2011[3]	For the period ended June 30, 2011[3]	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.21	0.18	0.23
Net realized and unrealized loss from investment activities	(0.15)	(0.14)	(0.13)
Total income from investment operations	0.06	0.04	0.10
Redemption fees	0.02	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.05)	(0.02)	(0.06)
From return of capital	(0.10)	(0.10)	(0.10)
Total dividends/distributions	(0.15)	(0.12)	(0.16)
Net asset value, end of period	$9.93	$9.92	$9.94
Total investment return[2]	0.76%	0.43%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.39%[5]	1.94%[5]	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	1.45%[5]	0.70%[5]
Net investment income	3.53%[5]	3.06%[5]	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$67,314	$8,116	$25,523
Portfolio turnover rate	48%	48%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares. Total investment return for periods of less than one year has not been annualized.

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
98

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99

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.33	$7.12	$9.17	$9.41	$9.50
Income (loss) from investment operations:
Net investment income[1]	0.19	0.18	0.22	0.27	0.26
Net realized and unrealized gain (loss) from investment activities	0.61	0.25	(0.92)	(0.08)	(0.10)
Total income (loss) from investment operations	0.80	0.43	(0.70)	0.19	0.16
Less dividends/distributions:
From net investment income	(0.72)	(0.22)	(1.35)	(0.43)	(0.25)
Net asset value, end of year	$7.41	$7.33	$7.12	$9.17	$9.41
Total investment return[2]	11.55%	5.94%	(7.66)%	1.94%	1.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.43%	2.05%	1.68%	1.31%	1.40%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	2.53%	2.34%	2.90%	2.81%	2.67%
Supplemental data:
Net assets, end of year (000's)	$6,768	$7,240	$7,930	$12,123	$14,093
Portfolio turnover rate	63%	61%	116%	137%	74%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.35	$7.14	$9.20	$9.43	$9.52
Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.17	0.20	0.18
Net realized and unrealized gain (loss) from investment activities	0.62	0.25	(0.93)	(0.08)	(0.09)
Total income (loss) from investment operations	0.75	0.37	(0.76)	0.12	0.09
Less dividends/distributions:
From net investment income	(0.67)	(0.16)	(1.30)	(0.35)	(0.18)
Net asset value, end of year	$7.43	$7.35	$7.14	$9.20	$9.43
Total investment return[2]	10.81%	5.14%	(8.45)%	1.27%	0.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.20%	2.85%	2.55%	2.20%	2.17%
Expenses after fee waivers and/or expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income	1.79%	1.59%	2.15%	2.06%	1.92%
Supplemental data:
Net assets, end of year (000's)	$45	$146	$122	$131	$215
Portfolio turnover rate	63%	61%	116%	137%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

100

UBS Global Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.31	$7.09	$9.15	$9.38	$9.47
Income (loss) from investment operations:
Net investment income[1]	0.15	0.14	0.18	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	0.61	0.26	(0.92)	(0.07)	(0.10)
Total income (loss) from investment operations	0.76	0.40	(0.74)	0.15	0.11
Less dividends/distributions:
From net investment income	(0.69)	(0.18)	(1.32)	(0.38)	(0.20)
Net asset value, end of year	$7.38	$7.31	$7.09	$9.15	$9.38
Total investment return[2]	10.88%	5.58%	(8.27)%	1.56%	1.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.89%	2.52%	2.17%	1.79%	1.77%
Expenses after fee waivers and/or expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.01%	1.84%	2.37%	2.31%	2.17%
Supplemental data:
Net assets, end of year (000's)	$2,700	$2,242	$1,856	$1,716	$1,491
Portfolio turnover rate	63%	61%	116%	137%	74%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.37	$8.10	$10.24	$10.45	$10.51
Income (loss) from investment operations:
Net investment income[1]	0.24	0.22	0.28	0.32	0.31
Net realized and unrealized gain (loss) from investment activities	0.70	0.28	(1.05)	(0.08)	(0.10)
Total income (loss) from investment operations	0.94	0.50	(0.77)	0.24	0.21
Less dividends/distributions:
From net investment income	(0.74)	(0.23)	(1.37)	(0.45)	(0.27)
Net asset value, end of year	$8.57	$8.37	$8.10	$10.24	$10.45
Total investment return[2]	11.77%	6.33%	(7.54)%	2.28%	2.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.13%	1.73%	1.44%	1.04%	1.03%
Expenses after fee waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.78%	2.60%	3.15%	3.06%	2.93%
Supplemental data:
Net assets, end of year (000's)	$6,250	$8,379	$24,437	$52,620	$107,465
Portfolio turnover rate	63%	61%	116%	137%	74%

See accompanying notes to financial statements.
101

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.89	$5.16	$6.19	$6.92	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.48	0.57	0.50	0.51	0.50
Net realized and unrealized gain (loss) from investment activities	0.34	0.71	(1.00)	(0.75)	0.08
Total income (loss) from investment operations	0.82	1.28	(0.50)	(0.24)	0.58
Less dividends/distributions:
From net investment income	(0.49)	(0.55)	(0.53)	(0.49)	(0.55)
Net asset value, end of year	$6.22	$5.89	$5.16	$6.19	$6.92
Total investment return[2]	14.30%	25.49%	(7.12)%	(3.55)%	8.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.37%	1.38%	1.33%	1.29%	1.28%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	7.73%	9.80%	9.96%	7.81%	7.16%
Supplemental data:
Net assets, end of year (000's)	$40,987	$36,334	$39,859	$40,582	$45,031
Portfolio turnover rate	55%	61%	92%	39%	46%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.90	$5.16	$6.20	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.44	0.52	0.46	0.46	0.45
Net realized and unrealized gain (loss) from investment activities	0.33	0.73	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	0.77	1.25	(0.55)	(0.29)	0.54
Less dividends/distributions:
From net investment income	(0.45)	(0.51)	(0.49)	(0.44)	(0.50)
Net asset value, end of year	$6.22	$5.90	$5.16	$6.20	$6.93
Total investment return[2]	13.24%	24.76%	(7.98)%	(4.27)%	7.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.17%	2.20%	2.15%	2.07%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	7.02%	9.05%	9.01%	7.02%	6.42%
Supplemental data:
Net assets, end of year (000's)	$598	$921	$900	$1,480	$2,386
Portfolio turnover rate	55%	61%	92%	39%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

102

UBS High Yield Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.90	$5.16	$6.19	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.45	0.54	0.48	0.48	0.47
Net realized and unrealized gain (loss) from investment activities	0.34	0.72	(1.01)	(0.76)	0.08
Total income (loss) from investment operations	0.79	1.26	(0.53)	(0.28)	0.55
Less dividends/distributions:
From net investment income	(0.46)	(0.52)	(0.50)	(0.46)	(0.51)
Net asset value, end of year	$6.23	$5.90	$5.16	$6.19	$6.93
Total investment return[2]	13.72%	25.07%	(7.60)%	(4.03)%	8.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.86%	1.88%	1.86%	1.79%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Net investment income	7.24%	9.27%	9.41%	7.31%	6.66%
Supplemental data:
Net assets, end of year (000's)	$9,165	$8,902	$7,072	$8,453	$11,330
Portfolio turnover rate	55%	61%	92%	39%	46%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.94	$5.20	$6.23	$6.96	$6.92
Income (loss) from investment operations:
Net investment income[1]	0.50	0.59	0.52	0.53	0.52
Net realized and unrealized gain (loss) from investment activities	0.34	0.71	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	0.84	1.30	(0.49)	(0.22)	0.61
Less dividends/distributions:
From net investment income	(0.51)	(0.56)	(0.54)	(0.51)	(0.57)
Net asset value, end of year	$6.27	$5.94	$5.20	$6.23	$6.96
Total investment return[2]	14.47%	25.80%	(6.83)%	(3.28)%	8.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.03%	1.05%	1.06%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.97%	10.08%	10.07%	8.13%	7.43%
Supplemental data:
Net assets, end of year (000's)	$44,750	$37,152	$61,421	$99,538	$47,768
Portfolio turnover rate	55%	61%	92%	39%	46%

See accompanying notes to financial statements.
103

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following five funds are covered in this report: UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund (formerly UBS U.S. Bond Fund), UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, and UBS High Yield Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as

104

The UBS Funds

Notes to financial statements

security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

105

The UBS Funds

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS") (ASU 2011-04)". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative

106

The UBS Funds

Notes to financial statements

instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2011, except for outstanding swap contracts for UBS Absolute Return Bond Fund, for which the average volume during the year was lower than at year end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended June 30, 2011 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Forward contracts[1]	$—	$—	$505,054	$505,054
Futures contracts[2]	16,158	—	—	16,158
Swap agreements[1]	—	389,307	—	389,307
Total value	$16,158	$389,307	$505,054	$910,519

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Forward contracts[1]	$—	$—	$(996,113)	$(996,113)
Futures contracts[2]	(253,017)	—	—	(253,017)
Swap agreements[1]	(149,064)	(928,608)	—	(1,077,672)
Total value	$(402,081)	$(928,608)	$(996,113)	$(2,326,802)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

107

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2011, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Absolute Return Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$(7,052,099)	$(7,052,099)
Futures contracts	(4,422,906)	—	—	(4,422,906)
Swap agreements	175,142	(340,339)	—	(165,197)
Total net realized gain (loss)	$(4,247,764)	$(340,339)	$(7,052,099)	$(11,640,202)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(368,751)	$(368,751)
Futures contracts	1,114,799	—	—	1,114,799
Swap agreements	(149,064)	325,632	—	176,568
Total net change in unrealized appreciation/depreciation	$965,735	$325,632	$(368,751)	$922,616

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Total
UBS Core Plus Bond Fund
Futures contracts[2]	$14,601	$—	$14,601
Swap agreements[1]	—	5,785	5,785
Total value	$14,601	$5,785	$20,386

1  Statement of assets and liabilities location: Outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Total
UBS Core Plus Bond Fund
Futures contracts[2]	$(31,743)	$—	$(31,743)
Swap agreements[1]	(138,075)	(10,654)	(148,729)
Total value	$(169,818)	$(10,654)	$(180,472)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

108

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2011, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$4,896	$4,896
Futures contracts	(31,740)	—	—	(31,740)
Options purchased[3]	(30,938)	—	—	(30,938)
Options written	14,744	—	—	14,744
Swap agreements	(21,477)	1,057	—	(20,420)
Total net realized gain (loss)	$(69,411)	$1,057	$4,896	$(63,458)
Net change in unrealized appreciation/depreciation[2]
Futures contracts	$(53,898)	$—	$—	$(53,898)
Forward contracts	—	—	(14,370)	(14,370)
Swap agreements	58,031	25	—	58,056
Total net change in unrealized appreciation/depreciation	$4,133	$25	$(14,370)	$(10,212)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, forward foreign currency contracts, options written and swap agreements.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$3,943	$3,943
Futures contracts[2]	468,925	—	—	468,925
Options purchased[1]	2,099,754	—	—	2,099,754
Swap agreements[1]	1,817,185	368,081	191,709	2,376,975
Total value	$4,385,864	$368,081	$195,652	$4,949,597

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

109

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$(678,075)	$(678,075)
Futures contracts[2]	(536,653)	—	—	(536,653)
Options written[1]	(1,107,857)	(477,099)	—	(1,584,956)
Swap agreements[1]	(2,808,650)	(2,697,624)	(147,051)	(5,653,325)
Total value	$(4,453,160)	$(3,174,723)	$(825,126)	$(8,453,009)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$(519,344)	$(519,344)
Futures contracts	491,955	(3,568)	—	—	488,387
Options purchased[3]	(1,904,824)	—	—	—	(1,904,824)
Options written	784,545	—	458,475	—	1,243,020
Swap agreements	(75,819)	—	(1,174,660)	65,200	(1,185,279)
Total net realized gain (loss)	$(704,143)	$(3,568)	$(716,185)	$(454,144)	$(1,878,040)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$(674,132)	$(674,132)
Futures contracts	(67,728)	—	—	—	(67,728)
Options purchased[3]	(1,013,677)	—	—	—	(1,013,677)
Options written	196,566	—	—	—	196,566
Swap agreements	(1,356,707)	—	300,729	38,065	(1,017,913)
Total net change in unrealized appreciation/depreciation	$(2,241,546)	$—	$300,729	$(636,067)	$(2,576,884)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

110

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$33,554	$33,554
Futures contracts[2]	3,688	—	—	3,688
Swap agreements[1]	—	2,096	—	2,096
Total value	$3,688	$2,096	$33,554	$39,338

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$(10,915)	$(10,915)
Futures contracts[2]	(1,071)	—	—	(1,071)
Swap agreements[1]	(16,307)	(2,707)	—	(19,014)
Total value	$(17,378)	$(2,707)	$(10,915)	$(31,000)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended June 30, 2011, were as follows:

	Interest rate risk	Credit Risk	Foreign exchange risk	Total
UBS Global Bond Fund
Net realized gain(loss)[1]
Forward contracts	$—	$—	$(32,391)	$(32,391)
Futures contracts	(49,210)	—	—	(49,210)
Swap agreements	19,065	4,777	—	23,842
Total net realized gain(loss)	$(30,145)	$4,777	$(32,391)	$(57,759)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$53,601	$53,601
Futures contracts	3,636	—	—	3,636
Swap agreements	(16,307)	16,207	—	(100)
Total net change in unrealized appreciation/depreciation	$(12,671)	$16,207	$53,601	$57,137

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements, and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

111

The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

112

The UBS Funds

Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance the Fund's overall total return, income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount.

113

The UBS Funds

Notes to financial statements

Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

114

The UBS Funds

Notes to financial statements

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: Occasionally, UBS Absolute Return Bond Fund and UBS High Yield Fund may enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends or interest payable on securities while those securities are in a short position. These dividends or interest are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the year ended June 30, 2011, there were no short positions held by either of these Funds.

115

The UBS Funds

Notes to financial statements

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund which will distribute their net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Absolute Return Bond Fund	0.550%	0.500%	0.475%	0.450%	0.425%
UBS Core Plus Bond Fund	0.500	0.475	0.450	0.425	0.400
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525

For UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Absolute Return Bond Fund and UBS High Yield Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that each Fund's operating expenses excluding

116

The UBS Funds

Notes to financial statements

expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Absolute Return Bond Fund	1.00%	N/A*	1.35%	0.85%	$820,406	$16,003
UBS Core Plus Bond Fund	0.64	1.39	1.14	0.39	222,539	332,908
UBS Fixed Income Opportunities Fund	0.95	N/A*	1.45	0.70	265,727	204,510
UBS Global Bond Fund	1.15	1.90	1.65	0.90	110,115	211,853
UBS High Yield Fund	1.20	1.95	1.70	0.95	536,168	114,150

*  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2011 are subject to repayment through June 30, 2014. At June 30, 2011, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Absolute Return Bond Fund—Class A	$70,868	$35,057	$21,740	$14,071
UBS Absolute Return Bond Fund—Class C	9,755	4,733	3,090	1,932
UBS Core Plus Bond Fund—Class A	173,961	34,710	68,455	70,796
UBS Core Plus Bond Fund—Class B	1,885	738	728	419
UBS Core Plus Bond Fund—Class C	43,838	6,551	18,828	18,459
UBS Core Plus Bond Fund—Class Y	820,328	275,353	301,741	243,234
UBS Fixed Income Opportunities Fund—Class A	99,909	—	—	99,909
UBS Fixed Income Opportunities Fund—Class C	15,057	—	—	15,057
UBS Fixed Income Opportunities Fund—Class Y	89,544	—	—	89,544
UBS Global Bond Fund—Class A	212,679	50,263	73,286	89,130
UBS Global Bond Fund—Class B	3,499	761	1,350	1,388
UBS Global Bond Fund—Class C	57,502	8,446	18,996	30,060
UBS Global Bond Fund—Class Y	440,075	217,046	131,754	91,275
UBS High Yield Fund—Class A	173,668	46,068	63,865	63,735
UBS High Yield Fund—Class B	6,031	2,019	2,384	1,628
UBS High Yield Fund—Class C	40,597	10,727	14,851	15,019
UBS High Yield Fund—Class Y	153,902	75,272	44,862	33,768

117

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Absolute Return Bond Fund	$18,579	$111,874
UBS Core Plus Bond Fund	5,080	33,381
UBS Fixed Income Opportunities Fund	13,002	30,661
UBS Global Bond Fund	2,030	12,699
UBS High Yield Fund	11,908	67,021

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2011 and for the year ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending in the Statement of operations. Amounts relating to those investments at June 30, 2011 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Absolute Return Bond Fund	0.15%	N/A*	0.50%
UBS Core Plus Bond Fund	0.25	1.00	0.75
UBS Fixed Income Opportunities Fund	0.25	N/A*	0.75
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75

*  UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund do not offer Class B shares.

118

The UBS Funds

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Absolute Return Bond Fund—Class A	$2,032	$118
UBS Absolute Return Bond Fund—Class C	1,751	—
UBS Core Plus Bond Fund—Class A	2,524	4,856
UBS Core Plus Bond Fund—Class B	86	167
UBS Core Plus Bond Fund—Class C	2,767	97
UBS Fixed Income Opportunities Fund—Class A	29,201	167,204
UBS Fixed Income Opportunities Fund—Class C	10,053	809
UBS Global Bond Fund—Class A	2,830	232
UBS Global Bond Fund—Class B	82	119
UBS Global Bond Fund—Class C	3,347	12
UBS High Yield Fund—Class A	17,265	12,076
UBS High Yield Fund—Class B	1,011	4,384
UBS High Yield Fund—Class C	11,400	150

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Absolute Return Bond Fund	$10,470
UBS Core Plus Bond Fund	2,900
UBS Fixed Income Opportunities Fund	4,318
UBS Global Bond Fund	4,743
UBS High Yield Fund	21,603

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash

119

The UBS Funds

Notes to financial statements

equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in each Fund's respective Portfolio of investments. In addition, UBS Core Plus Bond Fund received US Government Agency securities as collateral amounting to $355,892. The market value of loaned securities and related collateral outstanding at June 30, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$565,293	$578,997	$223,105

6. Purchases and sales of securities

For the year ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$98,112,229	$103,704,676
UBS Core Plus Bond Fund	103,824,170	106,822,272
UBS Fixed Income Opportunities Fund	124,468,715	30,757,842
UBS Global Bond Fund	8,428,724	12,758,343
UBS High Yield Fund	52,637,572	47,519,602

For the year ended June 30, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Absolute Return Bond Fund	$3,040,078	$8,102,011
UBS Core Plus Bond Fund	67,984,545	72,487,475
UBS Fixed Income Opportunities Fund	2,599,679	—
UBS Global Bond Fund	1,642,589	851,466

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

120

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

	2011			2010
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Absolute Return Bond Fund	$2,204,781	$2,596,933	$4,801,714	$3,868,746	$573,319	$4,442,065
UBS Core Plus Bond Fund	2,203,065	—	2,203,065	3,254,097	—	3,254,097
UBS Fixed Income Opportunities Fund[1]	556,692	664,474	1,221,166	—	—	—
UBS Global Bond Fund	1,499,695	—	1,499,695	714,881	—	714,881
UBS High Yield Fund	7,071,860	—	7,071,860	8,366,143	—	8,366,143

1  UBS Fixed Income Opportunities Fund commenced operations on November 29, 2010.

At June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Absolute Return Bond Fund	$—	$(133,366,425)	$4,198,921	$(129,167,504)
UBS Core Plus Bond Fund	357,891	(36,178,013)	390,201	(35,429,921)
UBS Fixed Income Opportunities Fund	—	(1,809,670)	(695,261)	(2,504,931)
UBS Global Bond Fund	823,573	(16,739,849)	479,264	(15,437,012)
UBS High Yield Fund	556,927	(86,467,361)	5,472,081	(80,438,353)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2011 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Absolute Return Bond Fund	$(5,736,944)	$5,736,944	$—
UBS Core Plus Bond Fund	196,475	(202,988)	6,513
UBS Fixed Income Opportunities Fund	(924,208)	1,090,394	(166,186)
UBS Global Bond Fund	381,083	(381,083)	—
UBS High Yield Fund	(93)	33,835,863	(33,835,770)

121

The UBS Funds

Notes to financial statements

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019
UBS Absolute Return Bond Fund	$—	$—	$—	$564,587	$8,900,102	$70,926,250	$38,038,802	$10,014,427
UBS Core Plus Bond Fund	—	—	—	1,013,774	—	3,069,977	32,070,048	—
UBS Fixed Income Opportunities Fund	—	—	—	—	—	—	—	1,787,007
UBS Global Bond Fund	—	—	—	262,929	577,591	3,369,482	12,176,817	—
UBS High Yield Fund	15,791,570	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241	25,725,339	—

During the fiscal year ended June 30, 2011, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Core Plus Bond Fund	$623,495
UBS Global Bond Fund	96,568
UBS High Yield Fund	3,589,867

UBS High Yield Fund had capital loss carryforwards in the amount of $33,835,770 that expired as of June 30, 2011.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2011, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Absolute Return Bond Fund	$195,649	$3,725,112
UBS High Yield Fund	—	93

As of and during the year ended June 30, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2011, or since inception in the case of UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each

122

The UBS Funds

Notes to financial statements

Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the year ended June 30, 2011.

9. Shares of beneficial interest

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	147,821	$941,394	14,070	$89,075	255	$2,254
Shares repurchased	(741,044)	(4,714,057)	(207,035)	(1,317,005)	(5,159)	(32,801)
Dividends reinvested	39,253	248,044	9,495	60,038	704,933	4,450,100
Redemption fees	—	360	—	326	—	—
Net increase (decrease)	(553,970)	$(3,524,259)	(183,470)	$(1,167,566)	700,029	$4,419,553

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	309,990	$2,712,353	3,048	$26,309
Shares repurchased	(697,246)	(6,048,838)	(616)	(5,439)
Shares converted from Class B to Class A	2,710	23,647	(2,707)	(23,647)
Dividends reinvested	42,676	369,281	175	1,518
Redemption fees	—	1,982	—	—
Net decrease	(341,870)	$(2,941,575)	(100)	$(1,259)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,999	$137,474	314,144	$2,735,839
Shares repurchased	(79,141)	(688,107)	(926,110)	(8,068,228)
Dividends reinvested	10,456	90,180	189,546	1,639,990
Redemption fees	—	315	—	3,377
Net decrease	(52,686)	$(460,138)	(422,420)	$(3,689,022)

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,001,031	$82,263,982	830,015	$8,517,271	2,528,626	$25,310,167
Shares repurchased	(1,263,856)	(12,764,240)	(17,869)	(180,982)	—	—
Dividends reinvested	44,434	445,259	6,406	64,167	39,934	401,685
Redemption fees	—	87,471	—	586	—	—
Net increase	6,781,609	$70,032,472	818,552	$8,401,042	2,568,560	$25,711,852

123

The UBS Funds

Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	42,530	$316,402	—	$—
Shares repurchased	(207,548)	(1,557,130)	(3,112)	(22,784)
Shares converted from Class B to Class A	11,930	89,985	(11,892)	(89,985)
Dividends reinvested	79,262	565,787	1,231	8,796
Redemption fees	—	35	—	—
Net decrease	(73,826)	$(584,921)	(13,773)	$(103,973)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	102,740	$744,499	94,578	$816,826
Shares repurchased	(68,774)	(497,604)	(436,167)	(3,755,680)
Dividends reinvested	25,051	177,950	69,958	577,658
Redemption fees	—	12	—	533
Net increase (decrease)	59,017	$424,857	(271,631)	$(2,360,663)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,280,817	$8,106,143	—	$—
Shares repurchased	(1,151,730)	(7,189,565)	(49,329)	(305,228)
Shares converted from Class B to Class A	14,288	89,305	(14,280)	(89,305)
Dividends reinvested	280,657	1,738,044	3,434	21,203
Redemption fees	—	1,633	—	—
Net increase (decrease)	424,032	$2,745,560	(60,175)	$(373,330)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	133,030	$829,023	1,748,491	$10,996,030
Shares repurchased	(231,863)	(1,451,699)	(1,391,821)	(8,722,807)
Dividends reinvested	61,456	381,252	521,701	3,262,755
Redemption fees	—	244	—	156
Net increase (decrease)	(37,377)	$(241,180)	878,371	$5,536,134

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	217,038	$1,401,201	70,592	$455,064	20	$562
Shares repurchased	(1,285,276)	(8,274,781)	(385,497)	(2,484,236)	(2,543)	(16,392)
Dividends reinvested	55,176	353,982	12,969	83,173	617,551	3,956,861
Redemption fees	—	493	—	—	—	—
Net increase (decrease)	(1,013,062)	$(6,519,105)	(301,936)	$(1,945,999)	615,028	$3,941,031

124

The UBS Funds

Notes to financial statements

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	262,271	$2,233,905	—	$—
Shares repurchased	(404,919)	(3,461,690)	(1,035)	(8,898)
Shares converted from Class B to Class A	6,393	54,084	(6,386)	(54,084)
Dividends reinvested	50,240	425,583	519	4,384
Redemption fees	—	2,823	—	—
Net decrease	(86,015)	$(745,295)	(6,902)	$(58,598)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,234	$502,420	1,273,659	$10,726,360
Shares repurchased	(86,427)	(734,856)	(4,338,818)	(36,744,899)
Dividends reinvested	14,810	125,041	303,875	2,568,350
Redemption fees	—	201	—	5,916
Net decrease	(12,383)	$(107,194)	(2,761,284)	$(23,444,273)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	251,384	$1,895,900	3,919	$30,661
Shares repurchased	(406,539)	(3,054,815)	(733)	(5,816)
Shares converted from Class B to Class A	841	6,421	(838)	(6,421)
Dividends reinvested	28,230	211,673	369	2,775
Redemption fees	—	12	—	—
Net increase (decrease)	(126,084)	$(940,809)	2,717	$21,199

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	84,908	$637,045	680,645	$5,789,707
Shares repurchased	(45,365)	(342,107)	(2,744,310)	(23,541,071)
Dividends reinvested	5,755	43,010	48,617	415,787
Redemption fees	—	4	—	524
Net increase (decrease)	45,298	$337,952	(2,015,048)	$(17,335,053)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	932,338	$5,419,062	4,005	$22,493
Shares repurchased	(2,860,458)	(15,823,923)	(22,957)	(127,320)
Shares converted from Class B to Class A	6,102	35,866	(6,102)	(35,866)
Dividends reinvested	360,925	2,087,179	6,853	39,638
Redemption fees	—	2,539	—	—
Net decrease	(1,561,093)	$(8,279,277)	(18,201)	$(101,055)

125

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,977	$1,626,635	872,636	$5,096,082
Shares repurchased	(217,274)	(1,264,177)	(7,136,983)	(39,682,910)
Dividends reinvested	76,798	444,474	697,236	4,045,452
Redemption fees	—	83	—	6,819
Net increase (decrease)	139,501	$807,015	(5,567,111)	$(30,534,557)

126

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund (formerly UBS U.S. Bond Fund), UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund (five of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2011, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund at June 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2011

127

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

128

The UBS Funds

Board approval of investment advisory agreements

(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 9 and 10, 2011 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2011, June 9, 2011 and June 10, 2011, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

129

The UBS Funds

Board approval of investment advisory agreements

(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Equity Fund, UBS Global Bond Fund and UBS Absolute Return Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Dynamic Alpha Fund, the Advisor discussed the factors that had affected the short-term and longer-term performance of the Fund. The Advisor explained that after the market turmoil in 2008, the Advisor implemented strategy enhancements to provide the Fund with more protection against downside risk in order to further the Fund's goal of providing positive returns in a variety of market environments. The Advisor stated that during the one-year performance period, the Fund's more conservative stance with respect to risk may have impacted the UBS Dynamic Alpha Fund's performance relative to its peers. The Advisor also described for the Board the modifications that had been made to the UBS Dynamic Alpha Fund's security selection process, which management believes will enhance the Fund's performance.

With respect to the performance of the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Large Cap Equity Fund over the past year, the Advisor noted that each Fund had positive returns but also noted that each Fund underperformed relative to its peer universe. The Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. With respect to the UBS U.S. Large Cap Equity Fund, it also was noted that while the Fund had underperformed during the last year, the Fund's performance for the longer-term, ten-year performance period compared very favorably to most of its peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Global Equity Fund during the one-year performance period. Although the UBS Global Equity Fund experienced a positive return during the past year, the Fund underperformed relative to its peer universe. The Advisor noted that stock selection was the primary factor that contributed to the Fund's relative underperformance. The Advisor discussed the stock selection process for the UBS Global Equity Fund and explained the steps the Advisor was taking to improve the Fund's performance. The Advisor also noted that while the UBS Global Equity Fund underperformed relative to its peer universe for the one-year performance period, it exceeded its peer universe median for the three year performance period.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its peer universe for the one-year period, the Fund experienced a positive return and outperformed its benchmark index during this time period. The Fund's weaker peer group relative performance was partially attributable to its more conservative posture with respect to credit sectors. The Advisor discussed with the Board the performance

130

The UBS Funds

Board approval of investment advisory agreements

(unaudited)

outlook for the Fund in the upcoming year and stated that it believed that the previous enhancements that had been made to the investment process should continue to contribute positively to the performance of the Fund in the future.

The Advisor next addressed the relative underperformance of the UBS Absolute Return Bond Fund with respect to the Fund's peers. The Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor stated that the UBS Absolute Return Bond Fund's more conservative strategy with respect to the emerging markets and high yield asset classes resulted in its relative underperformance in comparison to its peers. The Advisor noted that the ability of UBS Absolute Return Bond Fund to maintain a negative duration posture may allow the Fund to be more competitive with its peers in the future as global yields remain at historically low levels.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Dynamic Alpha Fund and UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Core Plus Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS Dynamic Alpha Fund, UBS Global Equity Fund, UBS U.S. Equity Alpha Fund and UBS High Yield Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee and total expenses of the UBS Dynamic Alpha Fund. It was noted that the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor explained that the complexity of the Fund's investment strategy was the reason that the Fund's management fee was higher than the management fees of funds in its expense group. The Advisor explained that the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that in order to achieve its absolute return goal, the Fund uses sophisticated derivatives techniques, including the use of short positions for individual markets, currencies and securities. The Advisor also stated that the Fund is continually adding additional types of investments as sources of return and that there is continual innovation with respect to the strategies, tools and techniques utilized to manage the Fund. The Advisor stated that employing these sophisticated management techniques make the Fund more expensive to manage than other global allocation funds but also noted that the Fund's management fee was not among the highest of its peers, ranking in the third quintile of its Lipper expense group. The Advisor also noted that the UBS Dynamic Alpha Fund's management fee included breakpoints, which would decrease the level of management fees as assets grew. The Board also considered that the UBS Dynamic Alpha Fund's total expenses were higher than the total expenses of the Fund's Lipper expense

131

The UBS Funds

Board approval of investment advisory agreements

(unaudited)

group. The Advisor noted that the UBS Dynamic Alpha Fund's total expenses were in the third quintile of its Lipper expense group and were not significantly higher than the expense group median.

The Board also noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not appreciably higher than its Lipper expense group median and the Fund was in the second quintile in its expense group with respect to total expenses.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were both at the median of its Lipper expense group.

The Board then considered the management fee of the UBS U.S. Large Cap Value Equity Fund. It was noted that the UBS U.S. Large Cap Value Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Value Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that compared favorably with the Fund's peers, placing in the second quintile of the Lipper expense group.

The Board then considered the total expenses of the UBS Global Equity Fund and UBS High Yield Fund, noting that the total expenses of each Fund were not significantly higher than each Fund's Lipper expense group median. The Board also noted each Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in each respective Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The

132

The UBS Funds

Board approval of investment advisory agreements

(unaudited)

Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

133

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as Trustee or Officer of the Trust, the Trustee's or Officer's principal occupation during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 53 A.C. Advisory, Inc. 150 No. Clark Street, Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (1992-2006), a director of Lincoln National Convertible Securities Fund, Inc. (1992-2006) and a director of Wyndham International, Inc. (2004-2006).

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (12 portfolios); a Director of the Legg Mason Equity Funds (54 portfolios); trustee, Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

134

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 57 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply- chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

135

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 60 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp. (since 2008), CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004-2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (2008-2010).

Interested Trustee:

Shawn Lytle; 40*[2]	Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (2008-2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (2005-2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

136

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through 2007 she was a vice president and assistant treasurer of certain UBS funds. From 2007 to 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver* 47	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

137

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

138

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 55		Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

139

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2011, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Fund	Direct US Treasury obligations
UBS Absolute Return Bond Fund	5.47%
UBS Core Plus Bond Fund	12.05
UBS Fixed Income Opportunities Fund	9.49
UBS High Yield Fund	14.72

140

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive

Chicago, IL 60606

S1197

UBS Equity
Funds

June 30, 2011

The UBS Funds—Equities

Annual Report

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	3

UBS International Equity Fund	12

UBS Market Neutral Multi-Strategy Fund	23

UBS U.S. Equity Alpha Fund	42

UBS U.S. Large Cap Equity Fund	53

UBS U.S. Large Cap Value Equity Fund	62

UBS U.S. Small Cap Growth Fund	71

Explanation of expense disclosure	80

Statement of assets and liabilities	84

Statement of operations	88

Statement of changes in net assets	90

Financial highlights	94

Notes to financial statements	108

Report of independent registered public accounting firm	126

General information	127

Board approval of investment advisory agreements	128

Trustee and Officer information	133

Federal tax information	139

This page has been left blank intentionally.

President's letter

August 15, 2011

Dear Shareholder,

I'm writing this letter to you following what have easily been two of the most tumultuous weeks that the financial markets have seen in a while.

Standard & Poor's decision to downgrade US long-term sovereign debt from AAA to AA+ on Friday, August 5, 2011, came at the end of a five-day period that had already seen the Dow Jones Industrial Average (DJIA) fall over 700 points. News of the downgrade triggered further volatility in the equity market, and the ensuing days were characterized by sharp market declines, and equally steep gains.

Today, the equity market is in calmer territory, having already reclaimed, for the time being, the losses of the past week. While no one can predict with any certainty what will transpire in the days and weeks to come, we believe that the longer term implications of the downgrade, though still unclear, are likely to be limited. However, in the near-term, we expect market volatility to persist.

When I last wrote to you six months ago, I noted that irrational fear has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—and, ultimately, may have a profound negative impact on their portfolios.1 This is an important point to remember in the current atmosphere of uncertainty. The truth is, ups and downs in the market—though never welcome—are a fact of life. A market decline of 15% or more, similar to that which we have just seen, has occurred in the DJIA, on average, once every two years.2 However, equally as certain is that every market decline is also followed by a market recovery.

Against the current market backdrop, it is never more important for investors to maintain a long-term perspective. History has shown that investors with the fortitude to remain invested through a crisis have been rewarded, while those reacting to short-term volatility have met with less success. Arguably, staying the course is easier said than done. To that end, an actively managed, diversified portfolio of stocks and bonds may provide you with smoother returns, and thus make it easier for you to stay on track.3

In a few months, UBS Global Asset Management will reach a major milestone: 30 years of managing clients' assets in a constantly evolving global marketplace. For as long as we have been managing money, our formidable history of experience has shown us that only by adhering to our disciplined processes through up and down markets are we best positioned to seek to achieve the type of long-term investment results that will help our clients achieve their financial goals. This is a standard that we will resolutely adhere to in managing our asset allocation, equity and fixed income funds in the days and weeks, and years to come.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  Source: Dalbar.

2  Source: Ned Davis. Covers the period from 1/2/1900 to 8/15/2011.

3  Diversification and asset allocation do not ensure gains or guarantee against loss.

The markets in review

Decelerating Growth in Developed Countries

The US and many developed countries abroad experienced decelerating economic growth during the reporting period. Oil and food prices moved higher during this time, which had a negative impact on consumer spending. In addition, supply disruptions following the devastating earthquake and tsunami in Japan in March led to moderating growth in the manufacturing sector. In the US, gross domestic product ("GDP") growth was 2.5% and 2.3% during the third and fourth quarters of 2010, followed by first and second quarter 2011 GDP growth of 0.4% and 1.3%, respectively.

In contrast to their developed country counterparts, growth in most emerging market economies, such as China and India, remained robust. Against a backdrop of higher inflation, several emerging market central banks raised their interest rates and took other actions in an effort to cool growth and stem rising prices. By the end of the period, commodity prices had declined from their peaks, and inflationary pressures appeared to have eased.

Global equities produce strong returns

While the global equity markets gave back a portion of their earlier gains late in the reporting period, overall they generated impressive results. Expectations for strengthening growth, corporate profits that were often better than expected and robust demand supported the US stock market during the first nine months of the period. However, risk appetite was later replaced with increased risk aversion as a result of the European sovereign debt crisis, fears that the US may default on its debt obligations and overall disappointing economic data. Despite weakening stock prices during the last two months of the period, the US stock market, as measured by the S&P 500 Index,1 returned 30.69% during the 12-months ended June 30, 2011.

International developed equities, as measured by the MSCI EAFE Index (net),2 proved resilient as well, gaining 30.36% during the reporting period. However, they experienced heightened volatility at times in light of fears that the European debt crisis may escalate. Emerging markets equities (as measured by the MSCI Emerging Markets Index (net)3) also posted strong returns, gaining 27.80% over the period. Continued robust growth in developing countries and higher commodity prices supported emerging markets equities.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Global Equity Fund (the "Fund") returned 25.52% (Class A shares returned 18.65% after the deduction of the maximum sales charge), while Class Y shares returned 25.98%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), returned 30.51% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return, but underperformed its benchmark Index during the reporting period, primarily due to overall stock selection decisions.

Portfolio performance summary1

What worked

•  Several individual stocks were positive for performance during the period.

  – Autodesk, a global leader in 3D design and engineering software, was the Fund's leading contributor to performance during the reporting period. Its shares moved sharply higher given strong demand for its products amid an upturn in corporate capital spending. We exited the position in May 2011, as the stock had performed extremely well, and we felt it was approaching fair value.

  – An overweight in Naspers, a South African Internet and traditional publishing company that generated strong results, benefited Fund performance. (For details, see "Portfolio highlights.")

  – Volkswagen is Europe's largest auto manufacturer, with substantial operations in Asia and the Americas. Volkswagen has experienced improving business fundamentals, as sales volumes in Europe have risen and the company increased market share year-over-year in most markets. Volkswagen is also strengthening its market presence in the US as it opened a new low-cost assembly plant. In addition, we feel that the US version of the Jetta will be successful in returning Volkswagen's US operations to profitability.

  – UnitedHealth Group, a diversified health care benefits company, was another large contributor to the Fund's performance during the reporting period. (For additional details, see "Portfolio highlights.")

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's sector allocations are a by-product of our bottom-up stock selection process. During the reporting period, having underweights to the defensive consumer staples and utilities sectors were beneficial to the Fund's relative performance.

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – Lloyds Banking Group, a major British financial institution, was the largest detractor from the Fund's results during the reporting period. The company announced disappointing earnings results over the period, while concerns regarding valuations in its balance sheet and the company's exposure to distressed assets also dragged down its shares.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Equity Fund

  – Research in Motion, the manufacturer of the Blackberry mobile device, saw its shares move sharply lower during the period, and we eliminated the stock in June 2011. (For additional details, see "Portfolio highlights.")

  – Petrobank Energy is a Canadian oil and natural gas exploration and production company. It posted disappointing earnings due, in part, to a shortage of available rigs. We feel that this is a temporary setback, and that the company is well-positioned for future solid earnings growth.

  – New World Development Company is a real estate development company headquartered in Hong Kong. Its shares declined during the reporting period as rising interest rates in the country triggered slower growth in real estate prices.

•  Sector allocations in several areas detracted from results. During the reporting period, having an underweight to the energy sector and an overweight to the financials sector were negatives for the Fund's relative performance.

Portfolio highlights

•  Naspers is a South Africa-based multinational media company. We believe it offers attractive exposure to the media industry in the underdeveloped and growing African continent and the BRIC countries (Brazil, Russia, India and China). Naspers has a significant interest in Tencent Holdings Limited, an operator of an instant messaging platform in China. Tencent Holdings' shares rose sharply in the Chinese stock market during the reporting period, which helped to drive the shares of Naspers higher.

•  UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Among the managed care companies, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association's 2011 National Health Insurer Report Card.

•  Research in Motion's (RIM) new product delays led to a profit warning which, coupled with market share loss data in the US, caused its share price to fall sharply. Although the company's issues in its US operations were not unexpected, its weakness outside of the US was a surprise and contrary to our thesis. While RIM's stock could rebound, especially given its very low valuation, we sold out of the position due to the risks associated with its global business prospects.

•  Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. The company also reported weak earnings as the personal computer market was not as strong as anticipated. In addition, there were uncertainties regarding the new CEO's ability to execute his strategy. Given these factors, we eliminated the stock from the portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	25.52%	2.13%	4.02%	4.00%
Class B3	24.59	1.40	N/A	4.19[6]
Class C4	24.48	1.36	N/A	3.87
Class Y5	25.98	2.48	4.37	6.08
After deducting maximum sales charge
Class A2	18.65%	0.97%	3.44%	3.59%
Class B3	19.59	1.02	N/A	4.19[6]
Class C4	23.48	1.36	N/A	3.87
MSCI World Free Index (net)[7]	30.51%	2.28%	3.99%	6.06%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.55% and 1.50%; Class B—2.27% and 2.25%; Class C—2.34% and 2.25%; Class Y—1.15% and 1.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 11, 2001 and November 27, 2001, respectively. Inception date of Class Y shares is January 28, 1994. The inception return of the index is calculated as of January 31, 1994, which is the closest month-end to the inception date of the oldest share class (Class Y).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net) over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2011

Percentage of net assets
Citigroup, Inc.	2.4%
Apple, Inc.	2.2
Colgate-Palmolive Co.	2.1
HON HAI Precision Industry Co., Ltd.	2.1
Microsoft Corp.	2.0
Imperial Tobacco Group PLC	2.0
Wells Fargo & Co.	2.0
China Construction Bank Corp., H Shares	1.9
Wolters Kluwer NV	1.9
Fresenius Medical Care AG & Co. KGaA	1.9
Total	20.5%

Country exposure by issuer, top five (unaudited)

As of June 30, 2011

Percentage of net assets
United States	33.1%
Germany	8.4
Canada	7.8
United Kingdom	7.1
Japan	5.7
Total	62.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	1.17%
Automobiles	0.95
Beverages	1.55
Biotechnology	1.87
Building products	1.65
Capital markets	2.14
Chemicals	2.94
Commercial banks	12.43
Commercial services & supplies	1.62
Communications equipment	0.75
Computers & peripherals	2.19
Construction & engineering	1.49
Construction materials	1.03
Diversified financial services	2.39
Diversified telecommunication services	1.86
Electronic equipment, instruments & components	2.10
Energy equipment & services	0.91
Food & staples retailing	1.69
Health care equipment & supplies	1.44
Health care providers & services	4.57
Hotels, restaurants & leisure	1.21
Household products	2.12
Insurance	5.39
Internet software & services	1.77
IT services	1.10
Leisure equipment & products	1.01
Machinery	1.81
Media	4.43
Metals & mining	3.20
Multi-utilities	1.13
Oil, gas & consumable fuels	11.05
Personal products	1.31
Pharmaceuticals	1.51
Professional services	1.46
Real estate management & development	1.90
Semiconductors & semiconductor equipment	2.60
Software	3.29
Specialty retail	0.94
Tobacco	2.01
Trading companies & distributors	1.72
Wireless telecommunication services	1.70
Total common stocks	99.40%
Preferred stock	1.79
Participation note	0.83
Short-term investment	0.06
Investment of cash collateral from securities loaned	3.10
Total investments	105.18%
Liabilities, in excess of cash and other assets	(5.18)
Net assets	100.00%

UBS Global Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 99.40%
Australia: 1.12%
Orica Ltd.	43,348	$1,257,138
Brazil: 1.49%
Vale SA ADR	52,100	1,664,595
Canada: 7.76%
Canadian Oil Sands Ltd.	48,400	1,396,622
Gran Tierra Energy, Inc.*	221,700	1,459,687
Petrobank Energy & Resources Ltd.*	86,500	1,269,988
Petrominerales Ltd.[1]	61,200	1,796,435
Suncor Energy, Inc.	35,100	1,375,686
Teck Resources Ltd., Class B	27,100	1,377,409
Total Canada common stocks		8,675,827
China: 5.25%
AIA Group Ltd.*	458,255	1,594,903
China Construction Bank Corp., H Shares	2,580,450	2,147,768
China Overseas Land & Investment Ltd.	428,000	926,047
New World Development Co., Ltd.	792,000	1,203,063
Total China common stocks		5,871,781
Denmark: 1.49%
FLSmidth & Co. A/S	19,543	1,661,949
France: 1.69%
Carrefour SA1	46,062	1,891,799
Germany: 6.64%
Allianz SE	9,280	1,296,576
Beiersdorf AG NPV	22,557	1,463,772
Fresenius Medical Care AG & Co. KGaA	28,034	2,095,984
HeidelbergCement AG	18,047	1,150,452
SAP AG	23,411	1,415,947
Total Germany common stocks		7,422,731
Indonesia: 1.77%
Bank Rakyat Indonesia PT	2,596,500	1,975,550
Ireland: 2.54%
Accenture PLC, Class A	20,400	1,232,568
Covidien PLC	30,304	1,613,082
Total Ireland common stocks		2,845,650
Italy: 1.81%
Fiat Industrial SpA*	156,854	2,027,771

	Shares	Value
Japan: 5.68%
ITOCHU Corp.	184,800	$1,922,323
KDDI Corp.	128	920,973
Sankyo Co., Ltd.	21,800	1,126,680
Shin-Etsu Chemical Co., Ltd.	20,700	1,110,332
Sumitomo Mitsui Financial Group, Inc.	41,500	1,277,202
Total Japan common stocks		6,357,510
Netherlands: 5.22%
ASML Holding NV	29,337	1,080,850
Heineken NV	28,793	1,731,812
LyondellBasell Industries NV, Class A	23,925	921,591
Wolters Kluwer NV	94,863	2,102,107
Total Netherlands common stocks		5,836,360
Norway: 2.23%
Petroleum Geo-Services ASA*	29,307	418,860
Telenor ASA	126,798	2,076,523
Total Norway common stocks		2,495,383
Russia: 4.04%
Gazprom OAO ADR	98,018	1,435,626
Mobile Telesystems OJSC ADR	52,400	996,648
Sberbank of Russia	566,032	2,088,024
Total Russia common stocks		4,520,298
South Africa: 1.53%
Naspers Ltd., Class N	30,273	1,713,289
South Korea: 1.63%
Samsung Electronics Co., Ltd.	2,345	1,822,626
Spain: 1.20%
Banco Santander SA	116,063	1,339,188
Switzerland: 2.97%
Novartis AG	27,587	1,689,910
SGS SA	857	1,626,942
Total Switzerland common stocks		3,316,852
Taiwan: 2.10%
HON HAI Precision Industry Co., Ltd.	681,840	2,351,945
Thailand: 1.17%
Bank of Ayudhya PCL[1]	1,408,500	1,307,515

UBS Global Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
United Kingdom: 7.08%
BP PLC	235,106	$1,732,260
Imperial Tobacco Group PLC	67,703	2,251,011
Lloyds Banking Group PLC*	1,931,234	1,517,494
Prudential PLC	116,179	1,342,626
Tullow Oil PLC	27,104	539,446
Xstrata PLC	24,587	542,236
Total United Kingdom common stocks		7,925,073
United States: 32.99%
Apple, Inc.*	7,300	2,450,391
Bank of New York Mellon Corp.	55,200	1,414,224
Boeing Co.	17,700	1,308,561
Carnival Corp.	36,100	1,358,443
Citigroup, Inc.	64,100	2,669,124
Colgate-Palmolive Co.	27,100	2,368,811
Comcast Corp., Class A	45,100	1,142,834
EOG Resources, Inc.	13,000	1,359,150
F5 Networks, Inc.*	7,600	837,900
General Motors Co.*	34,948	1,061,021
Gilead Sciences, Inc.*	50,600	2,095,346
Goldman Sachs Group, Inc.	7,400	984,866
Google, Inc., Class A*	3,900	1,974,882
Helmerich & Payne, Inc.	9,100	601,692
Lowe's Cos., Inc.	45,200	1,053,612
MDU Resources Group, Inc.	56,100	1,262,250
MetLife, Inc.	40,700	1,785,509
Microsoft Corp.	86,900	2,259,400
Owens Corning*	49,400	1,845,090
Republic Services, Inc.	58,800	1,813,980
UnitedHealth Group, Inc.	27,700	1,428,766
Universal Health Services, Inc., Class B	30,900	1,592,277
Wells Fargo & Co.	80,000	2,244,800
Total United States common stocks		36,912,929
Total common stocks (cost $101,905,708)		111,193,759

	Shares	Value
Preferred stock: 1.79%
Germany: 1.79%
Volkswagen AG, Preference shares (cost $1,854,865)	9,724	$2,004,847
Participation note: 0.83%
India: 0.83%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $1,373,009)	258,401	923,139
Short-term investment: 0.06%
Investment company: 0.06%
UBS Cash Management Prime Relationship Fund[2] (cost $71,213)	71,213	71,213
Investment of cash collateral from securities loaned: 3.10%
UBS Private Money Market Fund LLC[2] (cost $3,462,365)	3,462,365	3,462,365
Total investments: 105.18% (cost $108,667,160)		117,655,323
Liabilities, in excess of cash and other assets: (5.18)%		(5,791,432)
Net assets: 100.00%		$111,863,891

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $108,891,440; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,382,244
Gross unrealized depreciation	(3,618,361)
Net unrealized appreciation of investments	$8,763,883

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

UBS Global Equity Fund

Portfolio of investments

June 30, 2011

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$760,855	$40,535,904	$41,225,546	$71,213	$1,736
UBS Private Money Market Fund LLC[a]	2,220,517	65,174,064	63,932,216	3,462,365	966
	$2,981,372	$105,709,968	$105,157,762	$3,533,578	$2,702

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Goldman Sachs International	EUR	6,450,000	USD	9,241,463	09/06/11	$(95,105)
JPMorgan Chase Bank	BRL	1,950,000	USD	1,205,564	09/06/11	(25,773)
JPMorgan Chase Bank	CAD	2,025,000	USD	2,068,304	09/06/11	(27,926)
JPMorgan Chase Bank	CHF	605,000	USD	722,919	09/06/11	3,049
JPMorgan Chase Bank	DKK	8,070,000	USD	1,550,147	09/06/11	(16,366)
JPMorgan Chase Bank	EUR	1,350,000	USD	1,931,359	09/06/11	(22,807)
JPMorgan Chase Bank	HKD	21,950,000	USD	2,821,065	09/06/11	(798)
JPMorgan Chase Bank	KRW	1,679,000,000	USD	1,539,308	09/06/11	(27,018)
JPMorgan Chase Bank	MYR	3,357,000	USD	1,100,295	09/06/11	(6,045)
JPMorgan Chase Bank	NOK	13,020,000	USD	2,367,101	09/06/11	(36,085)
JPMorgan Chase Bank	SGD	710,000	USD	573,076	09/06/11	(4,964)
JPMorgan Chase Bank	THB	41,330,000	USD	1,348,043	09/06/11	9,091
JPMorgan Chase Bank	TWD	64,900,000	USD	2,253,472	09/06/11	(7,671)
JPMorgan Chase Bank	USD	1,038,114	CAD	1,020,000	09/06/11	17,765
JPMorgan Chase Bank	USD	724,291	CHF	605,000	09/06/11	(4,421)
JPMorgan Chase Bank	USD	569,576	EUR	400,000	09/06/11	9,436
JPMorgan Chase Bank	USD	935,325	GBP	575,000	09/06/11	(13,197)
JPMorgan Chase Bank	USD	446,233	HKD	3,475,000	09/06/11	509
JPMorgan Chase Bank	USD	4,804,452	JPY	385,800,000	09/06/11	(10,521)
JPMorgan Chase Bank	USD	252,054	KRW	273,000,000	09/06/11	2,625
JPMorgan Chase Bank	USD	2,621,419	MXN	31,450,000	09/06/11	49,081
JPMorgan Chase Bank	USD	212,230	MYR	649,000	09/06/11	1,656
JPMorgan Chase Bank	USD	4,337,670	SEK	27,670,000	09/06/11	20,236
JPMorgan Chase Bank	USD	3,729,160	SGD	4,615,000	09/06/11	28,096
JPMorgan Chase Bank	USD	203,728	THB	6,340,000	09/06/11	1,667
JPMorgan Chase Bank	ZAR	9,150,000	USD	1,329,241	09/06/11	(11,136)
Morgan Stanley & Co., Inc.	SEK	16,496,014	EUR	1,790,000	09/06/11	(6,973)
Net unrealized depreciation on forward foreign currency contracts						$(173,595)

UBS Global Equity Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$52,017,240	$59,176,519	$—	$111,193,759
Preferred stock	—	2,004,847	—	2,004,847
Participation note	—	923,139	—	923,139
Short-term investment	—	71,213	—	71,213
Investment of cash collateral from securities loaned	—	3,462,365	—	3,462,365
Forward foreign currency contracts	—	(173,595)	—	(173,595)
Total	$52,017,240	$65,464,488	$—	$117,481,728

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS International Equity Fund (the "Fund") returned 28.14% (Class A shares returned 21.01% after the deduction of the maximum sales charge), while Class Y shares returned 28.46%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 30.33% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 15; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return, but underperformed its benchmark Index during the reporting period, primarily due to overall stock selection.

Portfolio performance summary1

What worked

•  Several individual stocks contributed to performance during the period.

  – Vancouver-based Western Coal Corp. was the largest contributor to the Fund's performance. The company reported impressive production gains and benefited from rising coal prices. In November 2010, southern Appalachia coal company Walter Energy agreed to purchase Western Coal at more than a 50% premium to its share price. We subsequently sold our position in Western Coal.

  – Hyundai Mobis is the largest auto parts company in Korea and a member of the Hyundai Motor Group. Its share price rose as the company reported strong auto sales in Korea, which was driven by rising global auto demand and robust interest in its new model lineup.

  – Volkswagen is Europe's largest auto manufacturer, with substantial operations in Asia and the Americas. Volkswagen has experienced improving business fundamentals, as sales volumes in Europe have risen and the company increased market share year-over-year in most markets. Volkswagen is also strengthening its market presence in the US as it opened a new low-cost assembly plant. In addition, we feel that the US version of the Jetta will be successful in returning Volkswagen's US operations to profitability.

  – Tokyo Electric Power Co. is a distributor of electricity in the Kanto area of Japan. The company suffered due to the March 2011 earthquake and resulting tsunami in Japan, which damaged its nuclear reactors. The Fund's relative performance benefited by not holding the stock, as it fell sharply over the period.

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, an underweight to the defensive utilities sector was beneficial to the Fund's relative performance. Overweights to the more cyclical consumer discretionary and industrials sectors were also positive for performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – Lloyds Banking Group, a major British financial institution, was the largest detractor from the Fund's results during the reporting period. The company announced disappointing earnings results over the period, while concerns regarding valuations in its balance sheet and the company's exposure to distressed assets also dragged down its shares.

  – Research in Motion, the manufacturer of the Blackberry mobile device, saw its shares move sharply lower during the period, and we eliminated the stock in June 2011. (For additional details, see "Portfolio highlights.")

  – Sino-Ocean Land Holdings2 is an investment holding company that operates as a real estate development company in China. Its shares suffered due to negative investor sentiment stemming from the Chinese government's decision to raise interest rates and lending requirements, as it sought to temper economic growth in the face of rising inflation.

  – Youku.com is the leading Chinese online video content website. Its shares performed poorly due to concerns of accounting fraud. In addition, we believe that investor profit-taking, following a period of very strong performance, negatively impacted Youku.com's performance. However, we believe the company is well-positioned for growth, as evidenced by a recent cooperative agreement with Warner Brothers to add between 400 and 450 movie titles to Youku's video-on-demand channel.

•  Sector allocations in several areas detracted from results. During the reporting period, an overweight to the information technology sector and an underweight to the materials sector were negative for the Fund's relative performance.

Portfolio highlights

•  Naspers is a South Africa-based multinational media company. We believe it offers attractive exposure to the media industry in the underdeveloped and growing African continent, and the BRIC countries (Brazil, Russia, India and China). Naspers has a significant interest in Tencent Holdings Limited, an operator of an instant messaging platform in China. Tencent Holdings' shares rose sharply in the Chinese stock market during the reporting period, which helped to drive the shares of Naspers higher.

•  Baidu Inc. is the dominant Chinese Internet search engine and provider of online Internet advertising. Baidu, which commands over 70% of the Chinese search market, has been the largest beneficiary of US Internet company Google's gradual withdrawal from China over censorship issues related to its Internet search business in China. With increased scale and faster-than-expected top line growth, the company continues to deliver improving operating margin expansion above market expectations. We view Baidu as one of the best opportunities to capitalize on increasing Internet advertising spending in the still nascent, but rapidly growing, Chinese Internet and e-commerce market.

•  Research in Motion's (RIM) new product delays led to a profit warning which, coupled with market share loss data in the US, caused its share price to fall sharply. While the company's issues in its US operations were not unexpected, its weakness outside of the US was a surprise and contrary to our thesis. While RIM's stock could rebound, especially given its very low valuation, we sold out of the position due to the risks associated with its global business prospects.

2  As of June 30, 2011, this position was no longer held by the Fund.

UBS International Equity Fund

•  New World Development Company is a real estate development company headquartered in Hong Kong. Its shares declined during the reporting period as rising interest rates in the country triggered slower growth in real estate prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	28.14%	1.85%	4.77%	3.43%
Class B3	27.27	1.12	N/A	5.73[6]
Class C4	27.14	1.08	N/A	5.38
Class Y5	28.46	2.06	4.99	5.03
After deducting maximum sales charge
Class A2	21.01%	0.70%	4.17%	3.02%
Class B3	22.27	0.82	N/A	5.73[6]
Class C4	26.14	1.08	N/A	5.38
MSCI World Free ex USA Index (net)[7]	30.33%	2.02%	6.13%	5.58%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.76% and 1.25%; Class B—2.56% and 2.00%; Class C—2.56% and 2.00%; Class Y—1.55% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Inception date of UBS International Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are February 12, 2002 and January 25, 2002, respectively. Inception date of Class Y shares and the index is August 31, 1993.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2010, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is contructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2011

Percentage of net assets
BNP Paribas SA	1.7%
Novartis AG	1.6
BP PLC	1.5
Volkswagen AG, Preference shares	1.4
Rio Tinto PLC	1.4
Suncor Energy, Inc.	1.3
Hyundai Mobis	1.3
Imperial Tobacco Group PLC	1.2
Telenor ASA	1.2
Vodafone Group PLC	1.2
Total	13.8%

Country exposure by issuer, top five (unaudited)

As of June 30, 2011

Percentage of net assets
United Kingdom	17.0%
Japan	14.2
Germany	10.1
Canada	6.6
China	6.5
Total	54.4%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	0.74%
Airlines	0.88
Auto components	2.02
Automobiles	1.59
Beverages	1.15
Building products	1.42
Capital markets	0.44
Chemicals	3.63
Commercial banks	13.48
Commercial services & supplies	0.93
Computers & peripherals	0.54
Construction & engineering	1.44
Construction materials	0.74
Diversified financial services	1.32
Diversified telecommunication services	1.18
Electric utilities	1.36
Electrical equipment	0.42
Electronic equipment, instruments & components	1.63
Energy equipment & services	1.96
Food & staples retailing	1.48
Food products	1.18
Health care equipment & supplies	0.58
Health care providers & services	1.08
Hotels, restaurants & leisure	1.84
Household durables	0.29
Household products	0.52
Industrial conglomerates	0.42
Insurance	4.06
Internet software & services	1.60
Leisure equipment & products	0.71
Machinery	6.30
Media	2.52
Metals & mining	7.26
Multiline retail	0.22
Office electronics	0.27
Oil, gas & consumable fuels	9.27
Personal products	0.63
Pharmaceuticals	3.92
Professional services	0.81
Real estate management & development	0.45
Semiconductors & semiconductor equipment	3.16
Software	1.30
Specialty retail	0.96
Textiles, apparel & luxury goods	1.41
Thrifts & mortgage finance	0.41
Tobacco	1.63
Trading companies & distributors	1.70
Wireless telecommunication services	2.74
Total common stocks	95.59%
Preferred stock	1.41
Participation note	0.52
Short-term investment	1.33
Investment of cash collateral from securities loaned	5.61
Total investments	104.46%
Liabilities, in excess of cash and other assets	(4.46)
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 95.59%
Australia: 3.22%
Alumina Ltd.	55,507	$127,081
BHP Billiton Ltd.	1,969	93,061
Incitec Pivot Ltd.	27,811	115,897
Mount Gibson Iron Ltd.*	27,096	53,801
National Australia Bank Ltd.	4,058	111,961
Orica Ltd.	9,484	275,046
Qantas Airways Ltd.*	70,630	140,003
Total Australia common stocks		916,850
Belgium: 0.24%
Anheuser-Busch InBev NV	1,178	68,307
Brazil: 1.49%
Cia Hering	5,700	131,118
Vale SA ADR	9,200	293,940
Total Brazil common stocks		425,058
Canada: 6.60%
Bombardier, Inc., Class B	24,200	174,390
Canadian Oil Sands Ltd.	6,400	184,677
Gran Tierra Energy, Inc.*	28,300	186,329
Imax Corp.*	2,600	84,318
Petrobank Energy & Resources Ltd.*	10,100	148,288
Petrominerales Ltd.[1]	7,700	226,022
Royal Bank of Canada	4,400	251,513
Suncor Energy, Inc.	9,600	376,256
Teck Resources Ltd., Class B	2,400	121,985
Trican Well Service Ltd.[1]	5,400	126,874
Total Canada common stocks		1,880,652
China: 6.48%
AIA Group Ltd.*	78,038	271,602
Baidu, Inc. ADR*	2,100	294,273
China Construction Bank Corp., H Shares	375,280	312,354
China Merchants Bank Co., Ltd., H Shares	86,259	209,495
Ctrip.com International Ltd. ADR*	2,400	103,392
Dongfang Electric Corp. Ltd., H Shares	32,000	119,142
Intime Department Store Group Co., Ltd.	37,000	62,927
Melco Crown Entertainment Ltd. ADR*[1]	8,100	103,437
New World Development Ltd.	84,000	127,598
Sina Corp.*[1]	900	93,690
Xinyi Glass Holdings Ltd.	78,000	77,743
Youku.com, Inc. ADR*[1]	2,000	68,700
Total China common stocks		1,844,353
Denmark: 1.67%
FLSmidth & Co. A/S	3,485	296,367
Novo Nordisk A/S, Class B	1,437	180,161
Total Denmark common stocks		476,528

	Shares	Value
Finland: 1.18%
Sampo Oyj, Class A	6,865	$221,654
YIT Oyj	4,569	114,229
Total Finland common stocks		335,883
France: 3.18%
BNP Paribas SA	6,438	496,534
Carrefour SA1	6,838	280,842
Valeo SA1	1,865	127,338
Total France common stocks		904,714
Germany: 8.72%
Aareal Bank AG*	3,409	116,683
Aixtron SE NA1	2,685	91,636
Bayer AG	2,817	226,476
Beiersdorf AG NPV	2,774	180,011
Dialog Semiconductor PLC*	4,650	84,511
E.ON AG	7,460	211,774
Fresenius Medical Care AG & Co. KGaA	4,132	308,932
GEA Group AG	3,995	142,857
HeidelbergCement AG	3,318	211,514
Kabel Deutschland Holding AG*	2,438	149,900
Lanxess AG	1,382	113,300
MAN SE1	1,433	190,930
Metro AG	2,339	141,594
SAP AG	2,691	162,757
ThyssenKrupp AG	2,926	151,787
Total Germany common stocks		2,484,662
Hong Kong: 0.77%
Hong Kong Exchanges & Clearing Ltd.	6,200	130,526
Shangri-La Asia Ltd.	36,000	88,662
Total Hong Kong common stocks		219,188
Indonesia: 1.67%
Astra International Tbk PT	21,500	159,524
Bank Rakyat Indonesia PT	416,000	316,514
Total Indonesia common stocks		476,038
Ireland: 0.39%
Ryanair Holdings PLC ADR	3,800	111,492
Israel: 0.42%
Teva Pharmaceutical Industries Ltd.	2,473	119,224
Italy: 2.36%
DiaSorin SpA	1,200	57,602
Fiat Industrial SpA*	22,105	285,768
Saipem SpA	4,031	208,115
Tod's SpA	902	120,605
Total Italy common stocks		672,090

UBS International Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
Japan: 14.21%
Asahi Glass Co., Ltd.[1]	28,000	$326,944
Canon, Inc.	1,600	76,299
Denki Kagaku Kogyo KK	32,000	154,145
Disco Corp.	2,000	126,771
FANUC Corp.	1,600	266,803
Ibiden Co., Ltd.	2,900	90,702
Isuzu Motors Ltd.	30,000	142,165
ITOCHU Corp.	31,500	327,669
KDDI Corp.	23	165,487
Komatsu Ltd.	6,200	192,902
Makino Milling Machine Co., Ltd.	12,000	111,698
Mitsubishi Corp.	6,200	155,341
Mitsubishi UFJ Financial Group, Inc.	14,700	71,564
Nippon Sheet Glass Co., Ltd.	25,000	77,616
Nissan Motor Co., Ltd.	14,500	152,210
ORIX Corp.	1,350	131,328
OSAKA Titanium Technologies Co.[1]	2,100	154,201
Sankyo Co., Ltd.	3,900	201,562
Shin-Etsu Chemical Co., Ltd.	3,300	177,009
Sony Financial Holdings, Inc.	16,400	296,542
Sumitomo Mitsui Financial Group, Inc.	8,100	249,285
THK Co., Ltd.	11,900	302,919
Toshiba Corp.	18,000	95,264
Total Japan common stocks		4,046,426
Luxembourg: 1.03%
ArcelorMittal	8,436	293,550
Malaysia: 0.50%
Petronas Chemicals Group Bhd*	60,700	142,681
Netherlands: 4.16%
ASM International NV	2,050	80,902
ASML Holding NV	6,510	239,845
Gemalto NV	1,234	59,000
Heineken NV	4,323	260,015
ING Groep NV CVA*	9,325	115,027
Royal Dutch Shell PLC, Class A	5,316	189,421
Wolters Kluwer NV	10,916	241,892
Total Netherlands common stocks		1,186,102
Norway: 2.44%
Petroleum Geo-Services ASA*	6,163	88,083
Storebrand ASA	15,973	136,078
Subsea 7 SA*	5,277	134,987
Telenor ASA	20,430	334,574
Total Norway common stocks		693,722
Russia: 2.83%
Gazprom OAO ADR*	14,412	211,086

	Shares	Value
Mobile Telesystems OJSC ADR	5,950	$113,169
NovaTek OAO GDR[2]	1,022	141,148
Sberbank of Russia Federation	72,041	265,751
VTB Bank OJSC GDR[2]	11,938	73,533
Total Russia common stocks		804,687
Singapore: 1.18%
Biosensors International Group Ltd.*	103,000	108,177
DBS Group Holdings Ltd.	266	3,187
Golden Agri-Resources Ltd.	190,000	105,591
Keppel Corp. Ltd.	13,200	119,437
Total Singapore common stocks		336,392
South Africa: 1.45%
MTN Group Ltd.	8,069	171,928
Naspers Ltd., Class N	4,252	240,640
Total South Africa common stocks		412,568
South Korea: 2.26%
Hyundai Mobis	984	369,264
Samsung Electronics Co., Ltd.	354	275,143
Total South Korea common stocks		644,407
Spain: 1.63%
Banco Santander SA	23,023	265,650
Inditex SA	1,553	141,815
Viscofan SA	1,397	55,658
Total Spain common stocks		463,123
Sweden: 1.63%
JM AB NPV	3,499	82,503
Skandinaviska Enskilda Banken AB, Class A	13,661	111,668
Swedish Match AB	3,742	125,483
Volvo AB, Class B	8,217	143,560
Total Sweden common stocks		463,214
Switzerland: 4.67%
Cie Financiere Richemont SA, Class A	1,917	125,531
GAM Holding AG*	7,571	124,230
Meyer Burger Technology AG*[1]	1,222	53,978
Nestle SA	2,798	173,893
Novartis AG	7,613	466,353
SGS SA	122	231,606
Swatch Group AG	1,707	153,299
Total Switzerland common stocks		1,328,890
Taiwan: 1.31%
AU Optronics Corp.*	104,000	71,261
HON HAI Precision Industry Co., Ltd.	87,624	302,251
Total Taiwan common stocks		373,512

UBS International Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
Thailand: 0.92%
Kasikornbank PCL	64,200	$262,335
United Kingdom: 16.98%
Afren PLC*	34,299	86,927
Aggreko PLC	8,581	265,679
Anglo American PLC	1,867	92,524
Barclays PLC	71,563	294,568
BG Group PLC	7,424	168,492
BP PLC	58,656	432,177
Carnival PLC	5,911	229,102
Cobham PLC	10,687	36,268
Croda International PLC	1,872	56,696
HSBC Holdings PLC	17,772	176,307
Imperial Tobacco Group PLC	10,203	339,233
Lloyds Banking Group PLC*	239,060	187,845
Prudential PLC	19,958	230,645
Reckitt Benckiser Group PLC	2,689	148,468
Rio Tinto PLC	5,449	393,468
Sage Group PLC	44,814	207,799
Scottish & Southern Energy PLC	7,904	176,790
Shire PLC	4,007	125,089
Standard Chartered PLC	6,805	178,819
Tullow Oil PLC	14,501	288,611
Vodafone Group PLC	123,571	328,406
Weir Group PLC	2,990	102,078
Xstrata PLC	13,213	291,398
Total United Kingdom common stocks		4,837,389
Total common stocks (cost $22,377,539)		27,224,037

	Shares	Value
Preferred stock: 1.41%
Germany: 1.41%
Volkswagen AG, Preference shares (cost $231,923)	1,953	$402,660
Participation note: 0.52%
India: 0.52%
Housing Development & Infrastructure Limited, expires 08/10/12* (cost $206,645)	41,383	147,841
Short-term investment: 1.33%
Investment company: 1.33%
UBS Cash Management Prime Relationship Fund[3] (cost $379,602)	379,602	379,602
Investment of cash collateral from securities loaned: 5.61%
UBS Private Money Market Fund LLC[3] (cost $1,597,843)	1,597,843	1,597,843
Total investments: 104.46% (cost $24,793,552)		29,751,983
Liabilities, in excess of cash and other assets: (4.46)%		(1,269,887)
Net assets: 100.00%		$28,482,096

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $25,533,187; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,994,878
Gross unrealized depreciation	(776,082)
Net unrealized appreciation of investments	$4,218,796

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $214,681 or 0.75% of net assets.

UBS International Equity Fund

Portfolio of investments

June 30, 2011

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$722,032	$12,177,434	$12,519,864	$379,602	$1,199
UBS Private Money Market Fund LLC[a]	471,729	13,849,455	12,723,341	1,597,843	380
	$1,193,761	$26,026,889	$25,243,205	$1,977,445	$1,579

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	AUD	150,000	USD	156,941	09/06/11	$(2,623)
JPMorgan Chase Bank	BRL	630,000	USD	389,490	09/06/11	(8,327)
JPMorgan Chase Bank	DKK	720,000	USD	138,303	09/06/11	(1,460)
JPMorgan Chase Bank	EUR	160,000	USD	231,788	09/06/11	184
JPMorgan Chase Bank	EUR	755,000	USD	1,080,764	09/06/11	(12,121)
JPMorgan Chase Bank	HKD	3,080,000	USD	395,849	09/06/11	(112)
JPMorgan Chase Bank	JPY	22,900,000	USD	284,548	09/06/11	(6)
JPMorgan Chase Bank	KRW	558,000,000	USD	511,575	09/06/11	(8,979)
JPMorgan Chase Bank	MYR	458,000	USD	150,115	09/06/11	(825)
JPMorgan Chase Bank	NOK	3,300,000	USD	599,956	09/06/11	(9,146)
JPMorgan Chase Bank	THB	7,880,000	USD	257,019	09/06/11	1,733
JPMorgan Chase Bank	TWD	11,600,000	USD	402,778	09/06/11	(1,371)
JPMorgan Chase Bank	USD	331,950	CAD	325,000	09/06/11	4,482
JPMorgan Chase Bank	USD	412,243	CHF	345,000	09/06/11	(1,739)
JPMorgan Chase Bank	USD	249,567	CHF	210,000	09/06/11	305
JPMorgan Chase Bank	USD	173,303	EUR	120,000	09/06/11	401
JPMorgan Chase Bank	USD	1,570,254	JPY	126,100,000	09/06/11	(3,342)
JPMorgan Chase Bank	USD	232,089	KRW	253,000,000	09/06/11	3,933
JPMorgan Chase Bank	USD	177,540	MXN	2,130,000	09/06/11	3,324
JPMorgan Chase Bank	USD	186,465	PLN	515,000	09/06/11	57
JPMorgan Chase Bank	USD	406,020	SEK	2,590,000	09/06/11	1,894
JPMorgan Chase Bank	USD	315,140	SGD	390,000	09/06/11	2,374
JPMorgan Chase Bank	ZAR	3,230,000	USD	469,229	09/06/11	(3,931)
Morgan Stanley & Co., Inc.	SEK	1,797,052	EUR	195,000	09/06/11	(760)
Net unrealized depreciation on forward foreign currency contracts						$(36,055)

UBS International Equity Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$3,193,862	$24,030,175	$—	$27,224,037
Preferred stock	—	402,660	—	402,660
Participation note	—	147,841	—	147,841
Short-term investment	—	379,602	—	379,602
Investment of cash collateral from securities loaned	—	1,597,843	—	1,597,843
Forward foreign currency contracts	—	(36,055)	—	(36,055)
Total	$3,193,862	$26,522,066	$—	$29,715,928

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Market Neutral Multi-Strategy Fund (the "Fund") declined 3.00% (Class A shares declined 8.32% after the deduction of the maximum sales charge), while Class Y shares declined 2.70%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.14% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 25; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund generated a negative return during the reporting period and lagged the Index. For a portion of the period, the Fund's portfolio was allocated among five unique components, or "sleeves," consisting of US fundamental, European fundamental, global quantitative, event-driven and concentrated European disciplines. The Fund's underperformance was driven by the negative returns generated by the concentrated European and European fundamental sleeves.

During the reporting period, Japanese futures were used to hedge stock-specific exposure, while currency forwards were used to reduce an unwanted currency exposure. The use of these derivatives during the period were successful in helping to manage the Fund's overall risk.

Portfolio performance summary1

What worked

•  The global quantitative sleeve was the largest contributor to performance during the reporting period. The global quantitative sleeve is based on our proprietary multi-factor model that captures key fundamental-driven investment themes: valuation, capital use, quality, growth and market behavior. Each factor is designed to have zero correlation to all other factors. During the period, our research indicated that strong growth would continue in emerging market countries and, therefore, we selectively invested in companies that had exposure to these countries. Our research further indicated that momentum stocks (including those in emerging market countries) would generate strong results, and we likewise positioned the sleeve to benefit accordingly. Both of these positions generated strong performance over the period.

•  Overall, the event-driven sleeve modestly added value over the 12-months ended June 30, 2011. The event-driven sleeve seeks to identify and capitalize on specific events, such as changes in major global equity indexes. The Fund benefited the most from positions triggered by changes to the Russell 2000 Index.

•  The US fundamental sleeve was slightly positive for performance. This sleeve added minimal value, as macro events tended to drive the global equity markets, rather than fundamental stock-specific factors.

•  Our strategic allocation among the various sleeves was beneficial. In particular, allocating a larger portion of the Fund's portfolio to the global quantitative sleeve, and a smaller portion to the concentrated European and European fundamental sleeves, was positive for performance.

What didn't work

•  The concentrated European sleeve significantly detracted from performance. As its name implies, this sleeve takes larger positions in a relatively small number of stocks. Within this sleeve, having an overweight to higher quality companies and an underweight to more cyclical companies was a negative for performance. As the

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Market Neutral Multi-Strategy Fund

reporting period progressed, investor risk aversion abated, which resulted in the outperformance of lower quality companies. In addition, robust growth in emerging market countries led to strong results for cyclical European companies.

  Given a change in the lead manager in early 2011, we chose to eliminate the sleeve from the Fund's portfolio.

•  The European fundamental sleeve has produced disappointing results since its inclusion early this year. The European sovereign debt crisis hurt the performance of this sleeve as undervalued, economically-sensitive stocks generated weak results. The manager's decision to emphasize undervalued European companies that, in its view, would benefit from improving economic conditions, has yet to be rewarded. We believe macro concerns have swamped any fundamental valuations for the time being, but we do not expect this situation to be permanent, or even necessarily to last as long as the debt crisis lasts.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(3.00)%	(3.00)%
Class C3	(3.60)	(3.60)
Class Y4	(2.70)	(2.70)
After deducting maximum sales charge
Class A2	(8.32)%	(8.32)%
Class C3	(4.56)	(4.56)
Citigroup Three-Month US Treasury Bill Index[5]	0.14%	0.14%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—4.13% and 3.55%; Class C—4.88% and 4.30%; Class Y—3.88% and 3.30%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Market Neutral Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Market Neutral Multi-Strategy Fund Class A and Class Y shares versus the Citigroup Three-Month US Treasury Bill Index from June 30, 2010, which is the inception date of the two classes, through June 30, 2011. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Top ten equity holdings (unaudited)1,2

As of June 30, 2011

Percentage of net assets
Enagas SA	1.3%
Imperial Tobacco Group PLC	1.3
Telenor ASA	1.2
Xstrata PLC	1.1
Linde AG	1.1
BAE Systems PLC	1.1
Sampo Oyj, Class A	1.1
Illinois Tool Works, Inc.	1.0
Finmeccanica SpA	1.0
Vedanta Resources PLC	1.0
Total	11.2%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment companies diversification and derivatives exposure was included.

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	3.01%
Air freight & logistics	1.21
Airlines	0.84
Auto components	0.41
Automobiles	0.41
Beverages	2.02
Biotechnology	2.10
Building products	0.24
Capital markets	1.57
Chemicals	2.56
Commercial banks	1.86
Communications equipment	0.84
Computers & peripherals	1.48
Construction & engineering	1.08
Consumer finance	0.21
Containers & packaging	0.10
Distributors	0.18
Diversified consumer services	0.84
Diversified financial services	0.21
Diversified telecommunication services	3.51
Electric utilities	4.35
Electrical equipment	0.41
Electronic equipment, instruments & components	0.60
Energy equipment & services	1.74
Food & staples retailing	1.78
Food products	1.71
Gas utilities	1.41
Health care equipment & supplies	2.00
Health care providers & services	1.86
Health care technology	0.11
Hotels, restaurants & leisure	0.69
Household durables	0.58
Household products	0.35
Independent power producers & energy traders	0.37
Industrial conglomerates	0.67
Insurance	2.18
Internet & catalog retail	0.69
IT services	1.81
Leisure equipment & products	0.30
Life sciences tools & services	0.44
Machinery	2.98
Marine	0.10
Media	2.58
Metals & mining	3.01
Multiline retail	0.59
Oil, gas & consumable fuels	3.04
Personal products	0.69
Pharmaceuticals	2.39
Professional services	0.32
Real estate investment trust (REIT)	1.23
Real estate management & development	0.43
Road & rail	0.93
Semiconductors & semiconductor equipment	2.54
Software	2.25
Specialty retail	2.16%
Textiles, apparel & luxury goods	0.99
Thrifts & mortgage finance	0.65
Tobacco	1.39
Trading companies & distributors	0.10
Transportation infrastructure	0.10
Wireless telecommunication services	0.27
Total common stocks	77.47%
Preferred stock	0.26
Investment companies
iShares Russell 1000 Index Fund	0.90
iShares Russell 2000 Index Fund	0.91
Total investment companies	1.81%
Rights	0.00[2]
Short-term investment	49.26
Total investments before investments sold short	128.80%
Investments sold short
Common stocks
Aerospace & defense	(1.73)
Air freight & logistics	(1.61)
Airlines	(0.46)
Auto components	(0.19)
Automobiles	(0.57)
Beverages	(1.80)
Biotechnology	(0.57)
Building products	(0.81)
Capital markets	(1.14)
Chemicals	(3.34)
Commercial banks	(1.90)
Commercial services & supplies	(0.66)
Communications equipment	(0.52)
Computers & peripherals	(1.52)
Construction & engineering	(0.34)
Construction materials	(0.21)
Consumer finance	(0.20)
Containers & packaging	(0.10)
Distributors	(0.04)
Diversified consumer services	(0.57)
Diversified financial services	(0.29)
Diversified telecommunication services	(3.26)
Electric utilities	(2.52)
Electrical equipment	(1.15)
Electronic equipment, instruments & components	(0.60)
Energy equipment & services	(1.62)
Food & staples retailing	(1.75)
Food products	(4.05)
Gas utilities	(0.70)
Health care equipment & supplies	(1.96)
Health care providers & services	(1.38)
Hotels, restaurants & leisure	(1.39)
Household durables	(0.38)

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Investments sold short—(Concluded)
Common stocks—(Concluded)
Household products	(0.52)%
Independent power producers & energy traders	(0.76)
Industrial conglomerates	(0.54)
Insurance	(3.22)
Internet & catalog retail	(0.63)
Internet software & services	(0.42)
IT services	(0.75)
Leisure equipment & products	(0.10)
Life sciences tools & services	(1.43)
Machinery	(3.26)
Marine	(0.35)
Media	(1.61)
Metals & mining	(3.77)
Multiline retail	(0.89)
Multi-utilities	(1.95)
Oil, gas & consumable fuels	(3.44)
Paper & forest products	(0.21)
Pharmaceuticals	(3.87)
Professional services	(0.21)
Real estate investment trust (REIT)	(1.49)
Real estate management & development	(0.39)
Road & rail	(0.93)
Semiconductors & semiconductor equipment	(3.20)
Software	(2.35)
Specialty retail	(1.22)
Textiles, apparel & luxury goods	(0.50)
Thrifts & mortgage finance	(0.46)
Trading companies & distributors	(1.03)
Transportation infrastructure	(0.10)
Water utilities	(0.57)
Wireless telecommunication services	(0.21)
Total common stocks	(79.71)
Preferred stock	(0.10)
Investment companies
SPDR S&P 500 ETF Trust	(1.05)
SPDR S&P MidCap 400 ETF Trust	(0.51)
Total investment companies	(1.56)
Rights	(0.00)[2]
Total investments sold short	(81.37)%
Total investments, net of investments sold short	47.43
Cash and other assets, less liabilities	52.57
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Market Neutral Multi-Strategy Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification and derivatives exposure was included.

2  Amount represents less than 0.005%.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 77.47%
Australia: 0.66%
Charter Hall Office REIT	5,609	$20,174
CSL Ltd.	600	21,267
Echo Entertainment Group Ltd.*	1,423	6,273
Fairfax Media Ltd.	19,852	20,968
OneSteel Ltd.	10,803	21,530
Suncorp Group Ltd.	2,356	20,635
Telstra Corp. Ltd.	6,515	20,231
Total Australia common stocks		131,078
Austria: 0.51%
Telekom Austria AG	8,030	102,427
Belgium: 0.24%
Anheuser-Busch InBev NV	90	5,219
Delhaize Group SA	273	20,468
KBC Groep NV	551	21,644
Total Belgium common stocks		47,331
Canada: 0.42%
Ensign Energy Services, Inc.	1,000	19,825
Precision Drilling Corp.*	1,500	21,541
Teck Resources Ltd., Class B	400	20,331
Trican Well Service Ltd.	900	21,145
Total Canada common stocks		82,842
China: 0.35%
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., H Shares	3,420	6,556
New World Development Ltd.	14,000	21,266
NWS Holdings Ltd.	16,000	21,439
Yangzijiang Shipbuilding Holdings Ltd.	17,000	20,300
Total China common stocks		69,561
Denmark: 1.08%
Carlsberg A/S, Class B	1,589	172,905
H Lundbeck A/S	810	21,321
TDC A/S*	2,267	20,719
Total Denmark common stocks		214,945
Finland: 1.27%
Orion Oyj, Class B	827	21,312
Sampo Oyj, Class A	6,523	210,611
Wartsila Oyj	635	21,426
Total Finland common stocks		253,349
France: 3.21%
Alstom SA	968	59,616
BNP Paribas	339	26,146
Carrefour SA*	2,322	95,366

	Shares	Value
EDF SA	2,861	$112,316
France Telecom SA	2,699	57,417
LVMH Moet Hennessy Louis Vuitton SA	405	72,891
Total SA	362	20,937
Vinci SA	2,720	174,237
Vivendi SA	746	20,745
Total France common stocks		639,671
Germany: 4.33%
Allianz SE	841	117,502
Bayer AG	1,737	139,648
Fresenius Medical Care AG & Co. KGaA	1,809	135,251
Hamburger Hafen und Logistik AG	477	20,716
Kabel Deutschland Holding AG*	325	19,983
Linde AG	1,245	218,282
Salzgitter AG	418	31,874
SAP AG	2,636	159,431
Suedzucker AG	586	20,823
Total Germany common stocks		863,510
Greece: 0.82%
Hellenic Telecommunications Organization SA	15,295	143,382
OPAP SA	1,361	21,266
Total Greece common stocks		164,648
Hong Kong: 0.23%
Hopewell Holdings Ltd.	7,000	22,264
Shangri-La Asia Ltd.	666	1,640
Swire Pacific Ltd., Class A	1,500	22,118
Total Hong Kong common stocks		46,022
Ireland: 1.45%
Accenture PLC, Class A	1,995	120,538
Covidien PLC[1]	1,100	58,553
Experian PLC	1,631	20,772
Kerry Group PLC, Class A	1,275	52,721
Seagate Technology PLC	2,230	36,037
Total Ireland common stocks		288,621
Italy: 2.17%
Azimut Holding SpA	12,544	116,981
Enel SpA	3,186	20,810
Fiat SpA	1,920	21,079
Finmeccanica SpA	16,332	197,651
Mediaset SpA	4,543	21,359
UniCredit SpA	25,913	54,810
Total Italy common stocks		432,690
Japan: 3.71%
Aozora Bank Ltd.	9,000	20,867
Asahi Glass Co., Ltd.	2,000	23,353

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Asahi Group Holdings Ltd.	1,000	$20,150
Autobacs Seven Co., Ltd.	1,300	54,865
Bridgestone Corp.	900	20,713
Central Glass Co., Ltd.	4,000	19,253
Central Japan Railway Co.	3	23,579
Dainippon Sumitomo Pharma Co., Ltd.	2,200	20,924
Eisai Co., Ltd.	500	19,528
Fujitsu Ltd.	4,000	22,861
Gunma Bank Ltd.	4,000	21,145
Hachijuni Bank Ltd.	4,000	22,486
Hokuhoku Financial Group, Inc.	10,000	19,854
Izumi Co., Ltd.	3,400	51,122
JTEKT Corp.	1,400	20,569
KDDI Corp.	3	21,585
Makino Milling Machine Co., Ltd.	2,000	18,616
Marubeni Corp.	3,000	19,939
Mitsubishi UFJ Financial Group, Inc.	4,300	20,934
Mizuho Securities Co., Ltd.*	9,000	21,688
Mori Seiki Co., Ltd.	1,500	19,867
Nippon Meat Packers, Inc.	1,000	14,338
Nishi-Nippon City Bank Ltd.	7,000	20,725
NTT Data Corp.	6	19,939
Oriental Land Co., Ltd.	200	16,954
Sapporo Holdings Ltd.	5,000	20,615
Sekisui Chemical Co., Ltd.	2,000	17,073
Sumitomo Rubber Industries Ltd.	1,700	20,583
Toho Co., Ltd.	1,200	19,966
Toyota Industries Corp.	600	19,765
Tsumura & Co.	600	19,198
Yamada Denki Co., Ltd.	260	21,210
Yamazaki Baking Co., Ltd.	2,000	26,802
Total Japan common stocks		741,066
Luxembourg: 0.10%
Ternium SA ADR	700	20,671
Macau: 0.11%
Sands China Ltd.*	8,000	21,798
Mexico: 0.10%
Fresnillo PLC	892	20,105
Netherlands: 1.24%
ASML Holding NV	553	20,374
Koninklijke DSM NV	341	22,132
Koninklijke KPN NV	1,413	20,539
Koninklijke Philips Electronics NV	4,346	111,537
LyondellBasell Industries NV, Class A	500	19,260
Wolters Kluwer NV	2,399	53,160
Total Netherlands common stocks		247,002

	Shares	Value
Norway: 1.57%
Petroleum Geo-Services ASA*	2,601	$37,174
Statoil ASA	827	20,940
Telenor ASA	15,123	247,663
Yara International ASA	136	7,687
Total Norway common stocks		313,464
Portugal: 0.45%
Portugal Telecom, SGPS, SA	9,134	90,452
Singapore: 0.48%
Golden Agri-Resources Ltd.	37,000	20,562
Jardine Cycle & Carriage Ltd.	1,000	35,147
Olam International Ltd.	9,000	20,014
UOL Group Ltd.	5,000	20,325
Total Singapore common stocks		96,048
Spain: 2.14%
Acciona SA	431	45,747
EDP Renovaveis SA*	5,089	33,573
Enagas SA	10,793	261,719
Fomento de Construcciones y Contratas SA	717	21,862
Gamesa Corp.Tecnologica SA*	2,651	21,476
Gas Natural SDG SA	1,010	21,175
Repsol YPF SA	623	21,630
Total Spain common stocks		427,182
Sweden: 0.59%
Getinge AB, Class B	783	21,016
Hennes & Mauritz AB, Class B	964	33,223
Lundin Petroleum AB*	1,641	22,314
Scania AB, Class B	921	21,362
Swedish Match AB	613	20,556
Total Sweden common stocks		118,471
Switzerland: 2.08%
Actelion Ltd.*	425	20,927
Aryzta AG	1,254	67,196
Ferrexpo PLC	2,723	20,523
Kuehne & Nagel International AG	136	20,642
Meyer Burger Technology AG*	473	20,893
Nestle SA	322	20,012
Novartis AG	1,253	76,756
Straumann Holding AG	544	131,300
Weatherford International Ltd.*	1,950	36,562
Total Switzerland common stocks		414,811
United Kingdom: 8.26%
Aberdeen Asset Management PLC	29,693	106,256
BAE Systems PLC	42,620	217,876
BG Group PLC	1,688	38,310

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
BP PLC	1,412	$10,404
British Land Co., PLC	32	312
Croda International PLC	674	20,413
Drax Group PLC	2,540	20,519
Ensco International PLC ADR[1]	1,400	74,620
Home Retail Group PLC	7,748	20,340
Imperial Tobacco Group PLC	7,751	257,708
Premier Oil PLC*	2,908	20,845
Reed Elsevier PLC	4,702	42,762
Sage Group PLC	19,374	89,836
Scottish & Southern Energy PLC	7,386	165,203
Smith & Nephew PLC	1,959	20,900
Tesco PLC	16,848	108,812
Tullow Oil PLC	600	11,942
Vedanta Resources PLC	5,787	194,666
Xstrata PLC	10,264	226,360
Total United Kingdom common stocks		1,648,084
United States: 39.90%
Acorda Therapeutics, Inc.*[1]	2,300	74,313
Adobe Systems, Inc.*[1]	3,100	97,495
Aeropostale, Inc.*	1,100	19,250
Aflac, Inc.[1]	1,400	65,352
Agilent Technologies, Inc.*[1]	400	20,444
Alaska Air Group, Inc.*	300	20,538
Alexion Pharmaceuticals, Inc.*[1]	2,600	122,278
Allergan, Inc.[1]	800	66,600
Alliant Techsystems, Inc.	300	21,399
Allied Healthcare International, Inc.*	14,710	36,628
Amazon.com, Inc.*	400	81,796
AMC Networks, Inc., Class A*	1,280	55,680
American Electric Power Co., Inc.[1]	3,600	135,648
American National Bankshares, Inc.	1,950	35,861
Amgen, Inc.*[1]	300	17,505
Amylin Pharmaceuticals, Inc.*	2,600	34,736
Analog Devices, Inc.[1]	500	19,570
ANN, Inc.*[1]	700	18,270
Apollo Group, Inc., Class A*[1]	1,400	61,152
Apple, Inc.*[1]	430	144,338
Ashland, Inc.[1]	300	19,386
Atlas Air Worldwide Holdings, Inc.*[1]	300	17,853
Avon Products, Inc.[1]	4,900	137,200
Baxter International, Inc.[1]	700	41,783
Biogen Idec, Inc.*[1]	150	16,038
Bio-Rad Laboratories, Inc., Class A*[1]	400	47,744
Boise, Inc.[1]	2,600	20,254
Brinker International, Inc.[1]	800	19,568
Broadcom Corp., Class A*[1]	3,600	121,104
C.H. Robinson Worldwide, Inc.	300	23,652
CA, Inc.	900	20,556

	Shares	Value
Capital One Financial Corp.[1]	400	$20,668
Career Education Corp.*	1,000	21,150
Carnival Corp.[1]	1,300	48,919
CBL & Associates Properties, Inc.[1]	1,100	19,943
Celanese Corp., Series A1	2,300	122,613
CF Industries Holdings, Inc.[1]	138	19,550
Cisco Systems, Inc.[1]	3,400	53,074
Citigroup, Inc.[1]	540	22,486
Cliffs Natural Resources, Inc.[1]	260	24,037
Coach, Inc.[1]	1,300	83,109
Colgate-Palmolive Co.[1]	800	69,928
Comcast Corp., Class A1	1,400	35,476
Comerica, Inc.[1]	600	20,742
Commercial Metals Co.	1,400	20,090
Complete Production Services, Inc.*[1]	600	20,016
Comverge, Inc.*	12,730	37,808
CPI Corp.	2,860	37,609
Crown Castle International Corp.*[1]	800	32,632
Cubist Pharmaceuticals, Inc.*[1]	600	21,594
Culp, Inc.*	4,330	40,659
Cutera, Inc.*	4,225	36,039
Dell, Inc.*	1,200	20,004
Delta Air Lines, Inc.*[1]	2,100	19,257
Diamond Offshore Drilling, Inc.	300	21,123
Discover Financial Services[1]	800	21,400
Dolby Laboratories, Inc., Class A*[1]	1,000	42,460
Dover Corp.[1]	1,900	128,820
Dow Chemical Co.	600	21,600
Dun & Bradstreet Corp.	300	22,662
Eastman Chemical Co.[1]	200	20,414
Eastman Kodak Co.*	5,800	20,764
EchoStar Corp., Class A*[1]	600	21,858
Edison International	3,200	124,000
Emdeon, Inc., Class A*[1]	1,600	20,992
EOG Resources, Inc.[1]	530	55,412
Equifax, Inc.	600	20,832
Expeditors International Washington, Inc.	400	20,476
Federal Realty Investment Trust	200	17,036
FedEx Corp.[1]	1,900	180,215
Fidelity National Information Services, Inc.[1]	2,700	83,133
FirstEnergy Corp.[1]	2,900	128,035
Flextronics International Ltd.*[1]	3,200	20,544
Fortune Brands, Inc.[1]	1,000	63,770
Frontier Oil Corp.[1]	600	19,386
Gaiam, Inc., Class A	7,265	36,107
GameStop Corp., Class A*[1]	4,100	109,347
General Dynamics Corp.[1]	1,900	141,588
General Motors Co.*	2,000	60,720
Georgia Gulf Corp.*[1]	800	19,312
Goldman Sachs Group, Inc.[1]	200	26,618
Harte-Hanks, Inc.	6,390	51,887
Hasbro, Inc.	400	17,572

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
United States—(Concluded)
Helix Energy Solutions Group, Inc.*[1]	1,200	$19,872
Hertz Global Holdings, Inc.*	2,400	38,112
Hess Corp.[1]	400	29,904
Hewlett-Packard Co.[1]	1,500	54,600
HollyFrontier Corp.*[1]	300	20,820
Hooker Furniture Corp.	3,890	34,465
Hudson City Bancorp, Inc.	2,500	20,475
Illinois Tool Works, Inc.[1]	3,600	203,364
International Business Machines Corp.[1]	135	23,159
Interpublic Group of Cos., Inc.[1]	4,700	58,750
Intersil Corp., Class A1	9,200	118,220
Intuit, Inc.*	400	20,744
ITT Educational Services, Inc.*	300	23,472
John B Sanfilippo & Son, Inc.*	4,380	37,055
Johnson & Johnson[1]	700	46,564
JPMorgan Chase & Co.[1]	500	20,470
KBR, Inc.[1]	500	18,845
Kimco Realty Corp.	1,100	20,504
Kinder Morgan, Inc.	700	20,111
KKR & Co. LP	1,300	21,216
KLA-Tencor Corp.	500	20,240
Kohl's Corp.[1]	900	45,009
Kraft Foods, Inc., Class A	1,700	59,891
Kroger Co.[1]	4,400	109,120
Landstar System, Inc.	400	18,592
LCA-Vision, Inc.*	7,600	36,328
Lear Corp.	400	21,392
Lender Processing Services, Inc.	1,000	20,910
Liberty Property Trust	600	19,548
LodgeNet Interactive Corp.*	10,480	31,754
Lowe's Cos., Inc.[1]	2,600	60,606
Mack-Cali Realty Corp.	600	19,764
Macy's, Inc.[1]	700	20,468
Magellan Health Services, Inc.*	400	21,896
Marathon Oil Corp.[1]	400	21,072
Marvell Technology Group Ltd.*[1]	5,000	73,825
Masco Corp.	500	6,015
Maxim Integrated Products, Inc.	800	20,448
McKesson Corp.[1]	600	50,190
Medtronic, Inc.[1]	900	34,677
Merck & Co., Inc.[1]	1,300	45,877
Microsoft Corp.	800	20,800
Midas, Inc.*	5,930	37,478
Molson Coors Brewing Co., Class B1	900	40,266
Motorola Solutions, Inc.*	400	18,416
NextEra Energy, Inc.[1]	2,400	137,904
Noble Corp.[1]	1,900	74,879
Norfolk Southern Corp.[1]	1,400	104,902
Northwest Bancshares, Inc.	6,910	86,928
Novellus Systems, Inc.*	600	21,684

	Shares	Value
NRG Energy, Inc.*	800	$19,664
PACCAR, Inc.[1]	1,400	71,526
Pall Corp.[1]	700	39,361
PepsiCo, Inc.	2,050	144,381
Pharmasset, Inc.*[1]	800	89,760
Pinnacle Airlines Corp.*	8,065	36,615
Polaris Industries, Inc.[1]	200	22,234
Power-One, Inc.*	2,500	20,250
Principal Financial Group, Inc.	700	21,294
QLogic Corp.*	1,300	20,696
QUALCOMM, Inc.	1,300	73,827
Radian Group, Inc.	5,100	21,573
RadioShack Corp.	5,540	73,737
Rayonier, Inc.[1]	300	19,605
Rochester Medical Corp.*	4,040	36,522
SEI Investments Co.	900	20,259
SL Green Realty Corp.[1]	200	16,574
Smithfield Foods, Inc.*	900	19,683
Sotheby's1	500	21,750
Southwest Airlines Co.[1]	8,000	91,360
StarTek, Inc.*	14,700	50,715
Stone Energy Corp.*[1]	700	21,273
Symantec Corp.*[1]	2,100	41,412
Teradyne, Inc.*[1]	1,400	20,720
Tesoro Corp.*	900	20,619
Texas Instruments, Inc.[1]	1,600	52,528
Textron, Inc.	900	21,249
Ultra Petroleum Corp.*[1]	4,100	187,780
UnitedHealth Group, Inc.[1]	1,400	72,212
US Bancorp[1]	1,200	30,612
Valero Energy Corp.	800	20,456
Veeco Instruments, Inc.*[1]	400	19,364
Ventas, Inc.	1,365	71,949
Viacom, Inc., Class B1	1,600	81,600
Visa, Inc., Class A1	500	42,130
W&T Offshore, Inc.	800	20,896
Waters Corp.*	200	19,148
Weingarten Realty Investors	800	20,128
WellCare Health Plans, Inc.*	400	20,564
Wells Fargo & Co.[1]	2,000	56,120
Zimmer Holdings, Inc.*[1]	300	18,960
Total United States common stocks		7,962,184
Total common stocks (cost $14,678,733)		15,458,033
Preferred stocks: 0.26%
Germany: 0.26%
Volkswagen AG, Preference shares (cost $44,510)	252	51,956

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investment companies: 1.81%
iShares Russell 1000 Index Fund	2,435	$179,922
iShares Russell 2000 Index Fund	2,180	180,504
Total investment companies (cost $347,257)		360,426
	Number of rights
Rights: 0.00%[2]
France: 0.00%[2]
Sanofi-Aventis SA, expires 12/31/20*	500	1,205
Total rights (cost $1,177)		1,205
	Shares
Short-term investment: 49.26%
Investment company: 49.26%
UBS Cash Management Prime Relationship Fund[3] (cost $9,830,068)	9,830,068	9,830,068
Total investments before investments sold short: 128.80% (cost $24,901,745)		25,701,688
Investments sold short: (81.37)%
Common stocks: (79.71)%
Australia: (1.13)%
ASX Ltd.	(636)	(20,802)
BlueScope Steel Ltd.	(11,506)	(14,939)
Caltex Australia Ltd.	(581)	(7,352)
CSR Ltd.	(6,694)	(20,898)
Dexus Property Group	(21,484)	(20,329)
DUET Group	(4,619)	(8,435)
Foster's Group Ltd.	(3,677)	(20,356)
Newcrest Mining Ltd.	(523)	(21,229)
Origin Energy Ltd.	(1,276)	(21,698)
Paladin Energy Ltd.	(7,955)	(21,656)
Ramsay Health Care Ltd.	(1,078)	(21,072)
Tatts Group Ltd.	(2,489)	(6,422)
Transurban Group	(3,685)	(20,749)
Total Australia common stocks		(225,937)
Austria: (0.72)%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	(3,300)	(143,862)
Belgium: (0.60)%
Colruyt SA	(2,392)	(119,639)

	Shares	Value
Bermuda: (0.20)%
Frontline Ltd.	(1,358)	$(19,559)
Seadrill Ltd.	(592)	(20,839)
Total Bermuda common stocks		(40,398)
Canada: (1.07)%
BCE, Inc.	(500)	(19,607)
Crescent Point Energy Corp.	(500)	(23,106)
Fairfax Financial Holdings Ltd.	(50)	(20,011)
Fortis, Inc.	(600)	(20,125)
George Weston Ltd.	(100)	(7,252)
Ivanhoe Mines Ltd.	(800)	(20,215)
Onex Corp.	(500)	(19,374)
Potash Corp. of Saskatchewan, Inc.	(340)	(19,417)
Provident Energy Ltd.	(2,400)	(21,451)
Ritchie Bros Auctioneers, Inc.	(800)	(22,031)
Uranium One, Inc.	(7,900)	(21,789)
Total Canada common stocks		(214,378)
China: (0.05)%
Zijin Mining Group Co., Ltd., H Shares	(18,000)	(9,082)
Denmark: (1.02)%
H Lundbeck A/S	(3,293)	(86,678)
Novo Nordisk A/S, Class B	(453)	(56,794)
William Demant Holding A/S	(659)	(59,461)
Total Denmark common stocks		(202,933)
Finland: (1.21)%
Fortum Oyj	(1,807)	(52,332)
Metso Oyj	(2,949)	(167,495)
Sampo Oyj, Class A	(652)	(21,051)
Total Finland common stocks		(240,878)
France: (5.16)%
Accor SA	(1,152)	(51,580)
Air France-KLM	(1,337)	(20,525)
Air Liquide SA	(77)	(11,037)
Alstom SA	(334)	(20,570)
Atos Origin SA	(171)	(9,663)
Carrefour SA	(508)	(20,864)
Cie de Saint-Gobain	(1,535)	(99,409)
Cie Generale d'Optique Essilor International SA	(333)	(27,010)
Credit Agricole SA	(45)	(677)
Danone	(2,913)	(217,352)
Dassault Systemes SA	(1,597)	(135,972)
Edenred	(699)	(21,316)
EDF Energies Nouvelles SA	(351)	(20,208)
Pernod-Ricard SA	(2,001)	(197,243)
Renault SA	(823)	(48,726)
Schneider Electric SA	(183)	(30,574)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
France—(Concluded)
Unibail-Rodamco SE	(325)	$(75,106)
Vallourec SA	(175)	(21,310)
Total France common stocks		(1,029,142)
Germany: (3.13)%
Axel Springer AG	(427)	(21,090)
Commerzbank AG	(4,834)	(20,787)
Deutsche Bank AG	(1,235)	(72,974)
Deutsche Lufthansa AG	(935)	(20,364)
GEA Group AG	(4,233)	(151,367)
Hochtief AG	(255)	(21,289)
K&S AG NPV	(780)	(59,947)
Merck KGaA	(808)	(87,805)
RWE AG	(636)	(35,199)
Siemens AG	(644)	(88,424)
ThyssenKrupp AG	(408)	(21,165)
United Internet AG	(1,177)	(24,739)
Total Germany common stocks		(625,150)
Hong Kong: (0.09)%
Orient Overseas International Ltd.	(2,500)	(16,193)
Shangri-La Asia Ltd.	(666)	(1,640)
Total Hong Kong common stocks		(17,833)
Ireland: (0.38)%
James Hardie Industries SE CDI	(3,464)	(21,922)
Seagate Technology PLC	(521)	(8,419)
Warner Chilcott PLC, Class A	(1,900)	(45,847)
Total Ireland common stocks		(76,188)
Italy: (2.58)%
Assicurazioni Generali SpA	(4,141)	(87,327)
Luxottica Group SpA	(1,638)	(52,508)
Pirelli & Co. SpA NPV	(1,950)	(21,071)
Snam Rete Gas SpA	(23,488)	(139,049)
Terna-Rete Elettrica Nazionale SpA	(41,926)	(194,826)
Unione di Banche Italiane SCPA	(3,683)	(20,735)
Total Italy common stocks		(515,516)
Japan: (3.51)%
Acom Co., Ltd.	(1,240)	(20,579)
All Nippon Airways Co., Ltd.	(6,000)	(19,615)
Benesse Holdings, Inc.	(400)	(17,214)
Chiyoda Corp.	(2,000)	(23,016)
Chugoku Electric Power Co., Inc.	(1,200)	(20,817)
Cosmo Oil Co., Ltd.	(7,000)	(19,893)
Daito Trust Construction Co., Ltd.	(200)	(16,986)
Denki Kagaku Kogyo KK	(4,000)	(19,268)
Denso Corp.	(500)	(18,564)

	Shares	Value
Electric Power Development Co., Ltd.	(800)	$(21,608)
Hitachi Chemical Co., Ltd.	(1,000)	(19,900)
JSR Corp.	(1,100)	(21,342)
Kaneka Corp.	(3,000)	(19,749)
Kawasaki Kisen Kaisha Ltd.	(6,000)	(20,989)
Mazda Motor Corp.	(2,000)	(5,275)
McDonald's Holdings Co. Japan Ltd.	(800)	(20,367)
Mitsubishi Gas Chemical Co., Inc.	(3,000)	(22,012)
NEC Corp.	(3,000)	(6,869)
Nippon Yusen KK	(5,000)	(18,616)
Nissin Foods Holdings Co., Ltd.	(600)	(21,836)
Nitto Denko Corp.	(400)	(20,318)
Odakyu Electric Railway Co., Ltd.	(3,000)	(23,827)
Olympus Corp.	(1,000)	(33,704)
Senshu Ikeda Holdings, Inc.	(13,600)	(19,880)
Square Enix Holdings Co., Ltd.	(1,200)	(21,642)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(22,357)
Toagosei Co., Ltd.	(11,000)	(55,453)
Tobu Railway Co., Ltd.	(5,000)	(21,066)
Toyota Motor Corp. ADR	(300)	(24,726)
Unicharm Corp.	(500)	(21,851)
Yakult Honsha Co., Ltd.	(700)	(20,267)
Yamaha Corp.	(1,800)	(20,469)
Yamato Holdings Co., Ltd.	(1,300)	(20,419)
Total Japan common stocks		(700,494)
Jersey (Channel Islands): (0.10)%
Heritage Oil PLC	(5,761)	(20,287)
Luxembourg: (0.07)%
Tenaris SA	(563)	(12,855)
Netherlands: (1.86)%
Koninklijke KPN NV	(8,864)	(128,848)
LyondellBasell Industries NV, Class A	(920)	(35,438)
QIAGEN NV	(1,830)	(34,807)
TNT NV	(2,469)	(20,949)
Unilever NV, CVA	(4,586)	(150,238)
Total Netherlands common stocks		(370,280)
Norway: (1.56)%
Renewable Energy Corp. ASA	(12,107)	(20,802)
Subsea 7 SA	(4,123)	(105,467)
Telenor ASA	(1,277)	(20,913)
Yara International ASA	(2,916)	(164,813)
Total Norway common stocks		(311,995)
Portugal: (0.11)%
Jeronimo Martins, SGPS, SA	(1,113)	(21,381)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Singapore: (0.67)%
Ascendas Real Estate Investment Trust	(12,000)	$(19,943)
CapitaMall Trust	(13,000)	(19,827)
DBS Group Holdings Ltd.	(2,000)	(23,939)
Global Logistic Properties Ltd.	(12,000)	(20,157)
Keppel Land Ltd.	(7,000)	(20,720)
Singapore Technologies Engineering Ltd.	(3,000)	(7,378)
Wilmar International Ltd.	(5,000)	(22,106)
Total Singapore common stocks		(134,070)
Spain: (1.12)%
Acerinox SA	(3,992)	(72,767)
EDP Renovaveis SA	(3,106)	(20,491)
Iberdrola Renovables SA	(4,641)	(20,501)
Telefonica SA	(4,462)	(109,113)
Zardoya Otis SA	(30)	(437)
Total Spain common stocks		(223,309)
Sweden: (0.53)%
Hennes & Mauritz AB, Class B	(598)	(20,610)
Holmen AB, Class B	(662)	(20,639)
Modern Times Group AB, Class B	(325)	(21,474)
Skanska AB, Class B	(1,212)	(21,692)
Svenska Handelsbanken AB, Class A	(687)	(21,191)
Total Sweden common stocks		(105,606)
Switzerland: (1.59)%
Credit Suisse Group AG	(519)	(20,173)
EFG International AG	(1,893)	(20,977)
Kuehne & Nagel International AG	(92)	(13,963)
Roche Holding AG (Non-voting)	(121)	(20,243)
Sonova Holding AG	(283)	(26,490)
Swiss Re Ltd.	(3,702)	(207,875)
Swisscom AG	(16)	(7,333)
Total Switzerland common stocks		(317,054)
United Kingdom: (8.32)%
3i Group PLC	(4,613)	(20,809)
Antofagasta PLC	(3,529)	(78,963)
ARM Holdings PLC	(5,692)	(53,832)
AstraZeneca PLC	(1,880)	(93,872)
Autonomy Corp. PLC	(1,934)	(52,988)
BHP Billiton PLC	(4,069)	(159,486)
BP PLC	(26)	(192)
British Land Co., PLC	(2,153)	(21,031)
British Sky Broadcasting Group PLC	(1,471)	(19,979)
BT Group PLC, Class A	(71,474)	(231,836)
Burberry Group PLC	(1,233)	(28,667)
Cable & Wireless Worldwide PLC	(135,975)	(100,453)
Capital Shopping Centres Group PLC	(3,189)	(20,448)

	Shares	Value
HSBC Holdings PLC	(2,335)	$(23,164)
Invensys PLC	(4,065)	(21,004)
ITV PLC	(39,996)	(45,862)
Kazakhmys	(3,741)	(82,971)
Lloyds Banking Group PLC	(28,211)	(22,167)
Lonmin PLC	(2,036)	(47,484)
Rolls-Royce Holdings PLC	(17,851)	(184,803)
Rolls-Royce Holdings PLC, Class C5	(914,112)	(1,467)
RSA Insurance Group PLC	(24,064)	(52,058)
Shire PLC	(654)	(20,416)
Smith & Nephew PLC	(4,685)	(49,983)
Standard Life PLC	(35,388)	(119,563)
TUI Travel PLC	(5,611)	(20,225)
WM Morrison Supermarkets PLC	(18,020)	(86,102)
Total United Kingdom common stocks		(1,659,825)
United States: (42.93)%
Accuride Corp.	(2,870)	(36,248)
Acme Packet, Inc.	(300)	(21,039)
Actuant Corp., Class A	(800)	(21,464)
Advanced Micro Devices, Inc.	(7,100)	(49,629)
AGCO Corp.	(700)	(34,552)
AK Steel Holding Corp.	(1,400)	(22,064)
Alliant Energy Corp.	(2,000)	(81,320)
Altera Corp.	(2,600)	(120,510)
Amazon.com, Inc.	(100)	(20,449)
American Water Works Co., Inc.	(2,200)	(64,790)
Amylin Pharmaceuticals, Inc.	(1,600)	(21,376)
AO Smith Corp.	(500)	(21,150)
Aqua America, Inc.	(2,200)	(48,356)
Atlantic Power Corp.	(2,255)	(34,321)
BankUnited, Inc.	(1,295)	(34,369)
BB&T Corp.	(900)	(24,156)
Berkshire Hathaway, Inc., Class B	(300)	(23,217)
BioMarin Pharmaceutical, Inc.	(800)	(21,768)
Bio-Reference Labs, Inc.	(1,800)	(37,620)
BMC Software, Inc.	(2,800)	(153,160)
Booz Allen Hamilton Holding Corp.	(220)	(4,204)
Bristol-Myers Squibb Co.	(1,400)	(40,544)
Brown-Forman Corp., Class B	(1,000)	(74,690)
Bruker Corp.	(1,000)	(20,360)
C.H. Robinson Worldwide, Inc.	(1,800)	(141,912)
Calpine Corp.	(2,200)	(35,486)
Cardinal Health, Inc.	(1,100)	(49,962)
Caterpillar, Inc.	(1,000)	(106,460)
Cell Therapeutics, Inc.	(18,425)	(29,019)
CenturyLink, Inc.	(800)	(32,344)
Charles River Laboratories International, Inc.	(1,400)	(56,910)
Charter Communications, Inc., Class A	(630)	(34,184)
Chemtura Corp.	(2,000)	(36,400)
Chesapeake Energy Corp.	(2,500)	(74,225)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
Chevron Corp.	(300)	$(30,852)
Church & Dwight Co., Inc.	(2,000)	(81,080)
Ciena Corp.	(1,100)	(20,218)
CIT Group, Inc.	(500)	(22,130)
Clean Energy Fuels Corp.	(700)	(9,205)
Cobalt International Energy, Inc.	(1,500)	(20,445)
Cognizant Technology Solutions Corp., Class A	(900)	(66,006)
Compuware Corp.	(1,800)	(17,568)
ConocoPhillips	(600)	(45,114)
CONSOL Energy, Inc.	(700)	(33,936)
Consolidated Edison, Inc.	(2,100)	(111,804)
Constellation Brands, Inc., Class A	(2,200)	(45,804)
CoreLogic, Inc.	(1,200)	(20,052)
Corning, Inc.	(2,600)	(47,190)
Cree, Inc.	(600)	(20,154)
CSX Corp.	(3,200)	(83,904)
CVR Energy, Inc.	(700)	(17,234)
Dell, Inc.	(6,800)	(113,356)
DISH Network Corp., Class A	(700)	(21,469)
Dollar General Corp.	(1,500)	(50,835)
Douglas Emmett, Inc.	(1,000)	(19,890)
DreamWorks Animation SKG, Inc., Class A	(1,000)	(20,100)
DuPont Fabros Technology, Inc.	(800)	(20,160)
eBay, Inc.	(600)	(19,362)
Edison International	(500)	(19,375)
EI Du Pont de Nemours & Co.	(1,500)	(81,075)
El Paso Corp.	(1,000)	(20,200)
Eli Lilly & Co.	(4,000)	(150,120)
EMC Corp.	(3,100)	(85,405)
Entropic Communications, Inc.	(5,810)	(51,651)
Equinix, Inc.	(200)	(20,204)
Expeditors International Washington, Inc.	(2,700)	(138,213)
Fastenal Co.	(1,900)	(68,381)
First American Financial Corp.	(1,300)	(20,345)
First Niagara Financial Group, Inc.	(1,500)	(19,800)
First Republic Bank	(1,035)	(33,410)
Fiserv, Inc.	(800)	(50,104)
Flowers Foods, Inc.	(3,000)	(66,120)
Forest Laboratories, Inc.	(2,700)	(106,218)
Franklin Resources, Inc.	(100)	(13,129)
Freeport-McMoRan Copper & Gold, Inc.	(800)	(42,320)
General Growth Properties, Inc.	(1,262)	(21,063)
General Motors Co.	(1,160)	(35,218)
GeoEye, Inc.	(500)	(18,700)
Global Power Equipment Group, Inc.	(1,375)	(36,465)
GNC Holdings, Inc., Class A	(1,740)	(37,949)

	Shares	Value
Gold Resource Corp.	(1,340)	$(33,406)
Goodrich Corp.	(1,400)	(133,700)
GrafTech International Ltd.	(1,000)	(20,270)
Grand Canyon Education, Inc.	(567)	(8,040)
Green Mountain Coffee Roasters, Inc.	(200)	(17,852)
Greenhill & Co., Inc.	(373)	(20,075)
GSI Group, Inc.	(3,000)	(36,150)
Halliburton Co.	(300)	(15,300)
Haynes International, Inc.	(1,530)	(94,753)
HCA Holdings, Inc.	(1,055)	(34,815)
Hershey Co.	(1,400)	(79,590)
Hertz Global Holdings, Inc.	(1,300)	(20,644)
Hormel Foods Corp.	(1,400)	(41,734)
Hospira, Inc.	(800)	(45,328)
Hudson City Bancorp, Inc.	(2,300)	(18,837)
Human Genome Sciences, Inc.	(800)	(19,632)
Humana, Inc.	(900)	(72,486)
IDEXX Laboratories, Inc.	(400)	(31,024)
Illumina, Inc.	(300)	(22,545)
Innospec, Inc.	(1,090)	(36,635)
Integrys Energy Group, Inc.	(800)	(41,472)
Intrepid Potash, Inc.	(600)	(19,500)
Intuitive Surgical, Inc.	(200)	(74,422)
Invesco Ltd.	(900)	(21,060)
JC Penney Co., Inc.	(600)	(20,724)
JetBlue Airways Corp.	(5,200)	(31,720)
KB Home	(1,700)	(16,626)
Kemet Corp.	(2,500)	(35,725)
Kraft Foods, Inc., Class A	(600)	(21,138)
Laboratory Corp. of America Holdings	(400)	(38,716)
Lamar Advertising Co., Class A	(2,700)	(73,899)
Lennar Corp., Class A	(1,100)	(19,965)
Lennox International, Inc.	(500)	(21,535)
Lincoln Educational Services Corp.	(5,030)	(86,264)
LKQ Corp.	(300)	(7,827)
Longtop Financial Technologies Ltd. ADR[4,5]	(700)	(4,638)
LSI Corp.	(6,700)	(47,704)
M&T Bank Corp.	(200)	(17,590)
Manitowoc Co., Inc.	(1,260)	(21,218)
McDonald's Corp.	(800)	(67,456)
McMoRan Exploration Co.	(1,200)	(22,176)
Mead Johnson Nutrition Co.	(300)	(20,265)
MEMC Electronic Materials, Inc.	(2,500)	(21,325)
MetroPCS Communications, Inc.	(1,200)	(20,652)
MGIC Investment Corp.	(3,500)	(20,825)
MGM Resorts International	(500)	(6,605)
Micron Technology, Inc.	(3,000)	(22,440)
Molycorp, Inc.	(400)	(24,424)
Morgan Stanley	(739)	(17,004)
Motorola Mobility Holdings, Inc.	(912)	(20,100)
MSCI, Inc., Class A	(500)	(18,840)
Nanometrics, Inc.	(5,145)	(97,704)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Navistar International Corp.	(900)	$(50,814)
Nektar Therapeutics	(2,800)	(20,356)
NetApp, Inc.	(1,700)	(89,726)
Netflix, Inc.	(400)	(105,076)
Newell Rubbermaid, Inc.	(1,300)	(20,514)
Nielsen Holdings NV	(700)	(21,812)
NII Holdings, Inc.	(500)	(21,190)
Nordstrom, Inc.	(600)	(28,164)
Northern Trust Corp.	(400)	(18,384)
Novellus Systems, Inc.	(2,400)	(86,736)
NSTAR	(2,300)	(105,754)
Nuance Communications, Inc.	(1,000)	(21,470)
NuVasive, Inc.	(2,655)	(87,296)
NVIDIA Corp.	(1,700)	(27,090)
Occidental Petroleum Corp.	(600)	(62,424)
Office Depot, Inc.	(4,700)	(19,834)
Old Republic International Corp.	(1,700)	(19,975)
Olin Corp.	(900)	(20,394)
Omnicare, Inc.	(700)	(22,323)
O'Reilly Automotive, Inc.	(1,250)	(81,888)
Owens Corning	(500)	(18,675)
OYO Geospace Corp.	(905)	(90,500)
Parexel International Corp.	(900)	(21,204)
PepsiCo, Inc.	(300)	(21,129)
PerkinElmer, Inc.	(1,900)	(51,129)
PG&E Corp.	(100)	(4,203)
Pioneer Natural Resources Co.	(700)	(62,699)
PNC Financial Services Group, Inc.	(1,000)	(59,610)
Polypore International, Inc.	(300)	(20,352)
PulteGroup, Inc.	(2,500)	(19,150)
Quad/Graphics, Inc.	(880)	(34,197)
Quicksilver Resources, Inc.	(2,400)	(35,424)
Range Resources Corp.	(400)	(22,200)
RLJ Lodging Trust	(2,015)	(35,001)
Rockwell Automation, Inc.	(1,200)	(104,112)
Salesforce.com, Inc.	(150)	(22,347)
Sanderson Farms, Inc.	(400)	(19,112)
SandRidge Energy, Inc.	(1,900)	(20,254)
Sara Lee Corp.	(2,200)	(41,778)
Schlumberger Ltd.	(700)	(60,480)
Schweitzer-Mauduit International, Inc.	(400)	(22,460)
Sears Holdings Corp.	(1,100)	(78,584)
SemGroup Corp., Class A	(1,350)	(34,655)
Sirius XM Radio, Inc.	(9,800)	(21,462)
Six Flags Entertainment Corp.	(940)	(35,203)
Skechers U.S.A., Inc., Class A	(1,400)	(20,272)
SLM Corp.	(1,200)	(20,172)
Smithfield Foods, Inc.	(3,100)	(67,797)
Southern Co.	(1,800)	(72,684)

	Shares	Value
Starwood Hotels & Resorts Worldwide, Inc.	(1,200)	$(67,248)
State Bank Financial Corp.	(2,090)	(34,213)
Sterling Financial Corp.	(2,175)	(34,952)
Swift Transportation Co.	(2,660)	(36,043)
Swisher Hygiene, Inc.	(6,320)	(35,582)
Tellabs, Inc.	(4,300)	(19,823)
Temple-Inland, Inc.	(700)	(20,818)
Terex Corp.	(700)	(19,915)
Thermo Fisher Scientific, Inc.	(1,200)	(77,268)
Time Warner Cable, Inc.	(500)	(39,020)
TJX Cos., Inc.	(1,600)	(84,048)
Travelers Cos., Inc.	(1,200)	(70,056)
Varian Semiconductor Equipment Associates, Inc.	(325)	(19,968)
Verint Systems, Inc.	(1,000)	(37,040)
VeriSign, Inc.	(600)	(20,076)
Verisk Analytics, Inc., Class A	(600)	(20,772)
Vertex Pharmaceuticals, Inc.	(400)	(20,796)
Viasat, Inc.	(500)	(21,635)
Vulcan Materials Co.	(500)	(19,265)
Waste Management, Inc.	(500)	(18,635)
Weyerhaeuser Co.	(1,000)	(21,860)
Whole Foods Market, Inc.	(1,500)	(95,175)
WW Grainger, Inc.	(900)	(138,285)
Total United States common stocks		(8,566,524)
Total common stocks (proceeds $14,828,158)		(15,904,616)
Preferred Stocks: (0.10)%
Germany: (0.10)%
Porsche Automobil Holding SE, Preference shares	(261)	(20,703)
Total preferred stocks (proceeds $20,667)		(20,703)
Investment companies: (1.56)%
SPDR S&P 500 ETF Trust	(1,585)	(209,172)
SPDR S&P MidCap 400 ETF Trust	(580)	(102,892)
Total investment companies (proceeds $310,170)		(312,064)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

	Number of Rights	Value
Rights: 0.00%[2]
China: 0.00%[2]
China CITIC Bank, expires 07/25/11* (proceeds $0)	(1,200)	$(135)
Total investments sold short (proceeds $15,158,995)		(16,237,518)
Total investments, net of investments sold short: 47.43%		9,464,170
Cash and other assets, less liabilities: 52.57%		10,488,813
Net assets: 100.00%		$19,952,983

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $25,164,264; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$881,880
Gross unrealized depreciation	(344,456)
Net unrealized appreciation of investments	$537,424

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Amount represents less than 0.005%.

3  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$—	$69,505,047	$59,674,979	$9,830,068	$17,221

4  Security is illiquid. At June 30, 2011, the value of this security amounted to $(4,638) or (0.02)% of net assets.

5  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2011, the value of these securities amounted to $(6,105) or (0.03)% of net assets.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	GBP	455,000	USD	739,170	12/05/11	$10,297
JPMorgan Chase Bank	JPY	45,100,000	USD	561,873	12/05/11	996
JPMorgan Chase Bank	USD	736,286	GBP	455,000	12/05/11	(7,412)
JPMorgan Chase Bank	USD	474,613	JPY	38,400,000	12/05/11	2,940
JPMorgan Chase Bank	USD	83,713	JPY	6,700,000	12/05/11	(390)
Net unrealized appreciation on forward foreign currency contracts						$6,431

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Mini TPX Index, 5 contracts (JPY)	September 2011	$51,807	$53,004	$1,197
Index futures sell contracts:
TOPIX Index, 1 contract (JPY)	September 2011	(104,183)	(106,008)	(1,825)
Interest rate futures buy contracts:
S&P SmallCap 600 E-MINI, 8 contracts (USD)	September 2011	335,417	355,120	19,703
Net unrealized appreciation on futures contracts				$19,075

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$9,607,400	$5,850,633	$—	$15,458,033
Common stocks sold short	(10,216,523)	(5,681,988)	(6,105)	(15,904,616)
Rights	1,205	—	—	1,205
Rights sold short	—	(134)	—	(134)
Preferred stock	—	51,956	—	51,956
Preferred stocks sold short	—	(20,703)	—	(20,703)
Investment companies	360,426	—	—	360,426
Investment companies sold short	(312,064)	—	—	(312,064)
Short-term investment	—	9,830,068	—	9,830,068
Forward foreign currency contracts	—	6,431	—	6,431
Futures contracts	19,703	(628)	—	19,075
Total	$(539,853)	$10,035,635	$(6,105)	$9,489,677

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2011

Concluded

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stocks sold short	Total
Assets
Beginning balance	$—	$—
Purchases	3,199	3,199
Issuances	0	0
Sales	(30,486)	(30,486)
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	663	663
Net change in unrealized appreciation/depreciation	20,519	20,519
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$(6,105)	$(6,105)

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $20,519.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 27.53% (Class A shares returned 20.49% after the deduction of the maximum sales charge), while Class Y shares returned 27.91%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 31.93% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 45; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a strong absolute return, but lagged the Index. Stock selection in the financials sector was negative for the Fund's relative performance, whereas industry allocation was a positive for results.

Portfolio performance summary1

What worked

•  Stock selection in the health care sector was positive for performance. A number of the Fund's holdings generated strong returns and boosted its performance.

  – UnitedHealth Group, a diversified health care benefits company, was among the largest contributors to the Fund's performance during the reporting period. (For additional details, see "Portfolio highlights.")

  – Biopharmaceutical company Acorda Therapeutics generated strong results. We continue to feel that its shares are attractively valued. (For additional details, see "Portfolio highlights.")

  – Having a short position in Amedisys2, a provider of home health care and hospice services, was a positive for performance as it generated weak results during the reporting period. Amedisys's shares were negatively impacted by allegations that it abused Medicare's reimbursement system for at-home therapy care services.

•  The Fund's holdings in the materials sector contributed to performance. A noteworthy performer was Celanese, a global, integrated producer of chemical products. The company announced that it had engineered a cost-efficient process to produce ethanol from traditional hydrocarbons. It's believed that this process could be used as a substitute for corn in the production of ethanol.

•  Several stock selection decisions added to relative performance.

  – An overweight in Fortune Brands, a producer of home and hardware products, office products, golf equipment, and spirits and wine, was the Fund's largest contributor to performance during the reporting period. (For additional details, see "Portfolio highlights.")

  – Shares of information technology company Autodesk2 rose sharply, as demand for its design software increased and its earnings exceeded expectations.

•  Industry allocations, overall, were a modest positive for the period. Industry weighting slightly enhanced the Fund's results during the reporting period. In particular, underweights to financials and consumer staples, along with an overweight to healthcare, were rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  As of June 30, 2011, this position was no longer held by the Fund.

UBS U.S. Equity Alpha Fund

What didn't work

•  The Fund's holdings in the financials sector were the main driver of underperformance versus the Index. While the Fund benefited from its underweight exposure to financials, this was more than offset by weak stock selection in the sector. Examples of Fund holdings that performed poorly were Morgan Stanley, Wells Fargo and Goldman Sachs. Uncertainties regarding new financial regulations and the potential impact on future earnings dragged down the share prices of these companies. We remain confident in the stocks that we own in the financials sector, as we feel they offer the potential to outperform over the long run.

•  Several stocks in the energy sector detracted from the Fund's results.

  – Ultra Petroleum was negatively impacted as natural gas prices remained weak. We expect to see firming prices as the economic recovery continues.

  – We held a short position in Halliburton, given our concerns over the company's ability to execute its business plan. This position was not rewarded, as the company's share price rose.

•  A number of individual holdings generated weak returns.

  – Hewlett-Packard was a negative contributor to relative returns, as its share price declined over the period. (For additional details, see "Portfolio highlights.")

  – Networking leader Cisco Systems performed poorly during the reporting period, when its earnings did not meet expectations and it provided disappointing guidance for future earnings. (For additional details, see "Portfolio highlights.")

  – An underweight to Netflix was a detractor from relative performance, as its share price moved sharply higher over the reporting period. (For additional details, see "Portfolio highlights.")

•  Several Industry group weightings subtracted from performance. In aggregate, industry positioning was modestly positive for performance. However, underweights to the telecommunications services and materials sectors detracted from results.

Portfolio highlights

•  UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Among the managed care companies, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association's 2011 National Health Insurer Report Card.

•  Acorda Therapeutics is engaged in the identification, development and commercialization of therapies that improve neurological functioning in people with multiple sclerosis (MS), spinal cord injury and other disorders of the nervous system. In January 2010, the US Food and Drug Administration (FDA) approved Acorda Therapeutics product Ampyra, a treatment to improve walking in patients with MS. We feel that sales of Ampyra will surpass expectations, and that the company could be an acquisition candidate.

•  Fortune Brands has devoted significant resources in recent years to strengthen its market positioning in its home, spirits and golf markets, as well as to improve its cost structure. These investments have started to bear

UBS U.S. Equity Alpha Fund

fruit with consistent market share gains across all three business segments despite the continuously sluggish or weak respective markets. We believe as the economy continues to recover, the advantages of Fortune Brands' market share gains and improved cost structure should translate into stronger earnings power than currently anticipated by the market. In addition, management has a strong track record on execution and capital deployment.

•  Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. In addition, there were uncertainties regarding the new CEO's ability to execute his strategy. We continue to own Hewlett-Packard, as we like the sustainability of its revenue streams, including Hewlett-Packard's high-margin ink cartridge business.

•  The Fund's position in Cisco Systems, a global leader in network communications, detracted from performance. Concerns regarding potential cuts in US government spending, along with fears that Cisco Systems' margins would be negatively impacted by increased foreign competition, dragged its shares lower. We still have confidence in the long-term prospects for the company, as router and bandwidth needs should remain robust in our ever-increasing digital world.

•  Netflix was among the top performing stocks during the reporting period. Therefore, the Fund's short position was a negative for relative results. The number of subscribers to the company's on-demand internet streaming video service soared during the period, which helped to drive its stock price higher. The short position was taken as the company's costs continue to exceed its revenues. In addition, Netflix could experience rising costs and lower margins in the future as content providers renegotiate their contracts with the company.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	27.53%	(0.67)%
Class C3	26.70	(1.39)
Class Y4	27.91	(0.42)
After deducting maximum sales charge
Class A2	20.49%	(1.84)%
Class C3	25.70	(1.39)
Russell 1000 Index[5]	31.93%	2.39%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—2.47% and 2.27%; Class C—3.30% and 3.01%; Class Y—2.19% and 2.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS U.S. Equity Alpha Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Alpha Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2011. The performance of Class C shares will vary based upon the class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
Exxon Mobil Corp.	5.3%
Apple, Inc.	3.6
PepsiCo, Inc.	3.1
Johnson & Johnson	2.9
General Dynamics Corp.	2.8
Kraft Foods, Inc., Class A	2.7
Time Warner, Inc.	2.7
JPMorgan Chase & Co.	2.6
Adobe Systems, Inc.	2.5
Wells Fargo & Co.	2.5
Total	30.7%

1  Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	5.00%
Air freight & logistics	1.46
Airlines	1.26
Automobiles	1.78
Beverages	3.10
Biotechnology	3.12
Capital markets	3.08
Chemicals	1.20
Commercial banks	3.96
Communications equipment	3.79
Computers & peripherals	5.39
Construction materials	0.73
Diversified consumer services	0.79
Diversified financial services	5.07
Electric utilities	5.90
Energy equipment & services	3.39
Food & staples retailing	3.61
Food products	2.69
Health care equipment & supplies	4.75
Health care providers & services	3.34
Health care technology	0.29
Hotels, restaurants & leisure	3.54
Household durables	1.16
Household products	2.37
Insurance	3.22
Internet & catalog retail	1.70
IT services	2.23
Life sciences tools & services	0.70
Machinery	3.81
Media	6.72
Metals & mining	0.60
Oil, gas & consumable fuels	9.64
Personal products	1.18
Pharmaceuticals	7.13
Real estate investment trust (REIT)	1.19
Road & rail	2.95
Semiconductors & semiconductor equipment	2.29
Software	4.41
Specialty retail	1.27
Total common stocks	119.81%
Short-term investment	0.68
Total investments before investments sold short	120.49%
Investments sold short
Common stocks
Aerospace & defense	(0.94)%
Beverages	(0.47)
Computers & peripherals	(0.47)
Diversified telecommunication services	(0.81)
Energy equipment & services	(0.85)
Food products	(0.75)
Health care providers & services	(1.00)
Hotels, restaurants & leisure	(0.64)
Household products	(0.67)
Insurance	(0.68)
Internet & catalog retail	(0.56)
IT services	(0.52)
Media	(1.02)
Multiline retail	(1.94)
Multi-utilities	(1.83)
Oil, gas & consumable fuels	(0.85)
Pharmaceuticals	(0.73)
Semiconductors & semiconductor equipment	(2.01)
Software	(1.36)
Specialty retail	(0.76)
Trading companies & distributors	(0.76)
Water utilities	(1.25)
Total investments sold short	(20.87)%
Total investments, net of investments sold short	99.62
Cash and other assets, less liabilities	0.38
Net assets	100.00%

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 119.81%
Aerospace & defense: 5.00%
Boeing Co.[1]	9,500	$702,335
General Dynamics Corp.[1]	12,400	924,048
		1,626,383
Air freight & logistics: 1.46%
FedEx Corp.[1]	5,000	474,250
Airlines: 1.26%
Southwest Airlines Co.[1]	35,900	409,978
Automobiles: 1.78%
General Motors Co.*[1]	19,100	579,876
Beverages: 3.10%
PepsiCo, Inc.[1]	14,300	1,007,149
Biotechnology: 3.12%
Acorda Therapeutics, Inc.*[1]	5,900	190,629
Alexion Pharmaceuticals, Inc.*[1]	5,700	268,071
Amgen, Inc.*[1]	4,900	285,915
Amylin Pharmaceuticals, Inc.*[1]	6,800	90,848
Pharmasset, Inc.*[1]	1,600	179,520
		1,014,983
Capital markets: 3.08%
Goldman Sachs Group, Inc.[1]	4,200	558,978
Morgan Stanley[1]	19,200	441,792
		1,000,770
Chemicals: 1.20%
Celanese Corp., Series A1	7,300	389,163
Commercial banks: 3.96%
US Bancorp[1]	18,200	464,282
Wells Fargo & Co.[1]	29,300	822,158
		1,286,440
Communications equipment: 3.79%
Cisco Systems, Inc.[1]	31,200	487,032
QUALCOMM, Inc.[1]	13,100	743,949
		1,230,981
Computers & peripherals: 5.39%
Apple, Inc.*[1]	3,500	1,174,845
Hewlett-Packard Co.[1]	15,900	578,760
		1,753,605
Construction materials: 0.73%
Vulcan Materials Co.	6,200	238,886

	Shares	Value
Diversified consumer services: 0.79%
Apollo Group, Inc., Class A*[1]	5,900	$257,712
Diversified financial services: 5.07%
Citigroup, Inc.[1]	19,719	821,099
JPMorgan Chase & Co.[1]	20,200	826,988
		1,648,087
Electric utilities: 5.90%
American Electric Power Co., Inc.[1]	10,600	399,408
Edison International[1]	13,000	503,750
FirstEnergy Corp.[1]	10,800	476,820
NextEra Energy, Inc.[1]	9,400	540,124
		1,920,102
Energy equipment & services: 3.39%
Ensco PLC ADR	8,700	463,710
Noble Corp.[1]	16,200	638,442
		1,102,152
Food & staples retailing: 3.61%
Kroger Co.[1]	30,600	758,880
Wal-Mart Stores, Inc.	7,800	414,492
		1,173,372
Food products: 2.69%
Kraft Foods, Inc., Class A1	24,800	873,704
Health care equipment & supplies: 4.75%
Baxter International, Inc.[1]	9,400	561,086
Covidien PLC[1]	7,100	377,933
Medtronic, Inc.[1]	15,700	604,921
		1,543,940
Health care providers & services: 3.34%
HCA Holdings, Inc.*[1]	12,600	415,800
UnitedHealth Group, Inc.[1]	13,000	670,540
		1,086,340
Health care technology: 0.29%
Emdeon, Inc., Class A*[1]	7,300	95,776
Hotels, restaurants & leisure: 3.54%
Carnival Corp.[1]	16,400	617,132
International Game Technology[1]	30,400	534,432
		1,151,564
Household durables: 1.16%
Fortune Brands, Inc.[1]	5,900	376,243
Household products: 2.37%
Colgate-Palmolive Co.[1]	8,800	769,208

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
Insurance: 3.22%
Aflac, Inc.[1]	8,500	$396,780
MetLife, Inc.[1]	14,800	649,276
		1,046,056
Internet & catalog retail: 1.70%
Amazon.com, Inc.*[1]	2,700	552,123
IT services: 2.23%
Visa, Inc., Class A1	8,600	724,636
Life sciences tools & services: 0.70%
Bio-Rad Laboratories, Inc., Class A*[1]	1,900	226,784
Machinery: 3.81%
Illinois Tool Works, Inc.[1]	13,900	785,211
PACCAR, Inc.[1]	8,900	454,701
		1,239,912
Media: 6.72%
Comcast Corp., Class A1	24,800	628,432
Time Warner, Inc.[1]	24,000	872,880
Viacom, Inc., Class B1	13,400	683,400
		2,184,712
Metals & mining: 0.60%
Steel Dynamics, Inc.[1]	12,100	196,625
Oil, gas & consumable fuels: 9.64%
EOG Resources, Inc.[1]	4,400	460,020
Exxon Mobil Corp.[1]	21,300	1,733,394
Hess Corp.[1]	4,400	328,944
Ultra Petroleum Corp.*[1]	13,400	613,720
		3,136,078
Personal products: 1.18%
Avon Products, Inc.[1]	13,700	383,600
Pharmaceuticals: 7.13%
Allergan, Inc.[1]	5,900	491,175
Johnson & Johnson[1]	14,100	937,932
Merck & Co., Inc.[1]	20,700	730,503
Teva Pharmaceutical Industries Ltd. ADR	3,300	159,126
		2,318,736
Real estate investment trust (REIT): 1.19%
Annaly Capital Management, Inc.	21,500	387,860
Road & rail: 2.95%
Hertz Global Holdings, Inc.*[1]	33,500	531,980
Norfolk Southern Corp.	5,700	427,101
		959,081

	Shares	Value
Semiconductors & semiconductor equipment: 2.29%
Broadcom Corp., Class A*[1]	12,400	$417,136
Intersil Corp., Class A1	25,600	328,960
		746,096
Software: 4.41%
Adobe Systems, Inc.*[1]	26,200	823,990
Symantec Corp.*[1]	31,000	611,320
		1,435,310
Specialty retail: 1.27%
GameStop Corp., Class A*[1]	15,500	413,385
Total common stocks (cost $34,384,065)		38,961,658
Short-term investment: 0.68%
Investment company: 0.68%
UBS Cash Management Prime Relationship Fund[2] (cost $221,096)	221,096	221,096
Total investments before investments sold short: 120.49% (cost $34,605,161)		39,182,754
Investments sold short: (20.87)%
Common stocks: (20.87)%
Aerospace & defense: (0.94)%
Goodrich Corp.	(3,200)	(305,600)
Beverages: (0.47)%
Constellation Brands, Inc., Class A	(7,400)	(154,068)
Computers & peripherals: (0.47)%
NetApp, Inc.	(2,900)	(153,062)
Diversified telecommunication services: (0.81)%
CenturyLink, Inc.	(6,488)	(262,310)
Energy equipment & services: (0.85)%
Halliburton Co.	(5,400)	(275,400)
Food products: (0.75)%
Smithfield Foods, Inc.	(11,100)	(242,757)
Health care providers & services: (1.00)%
Bio-Reference Labs, Inc.	(5,500)	(114,950)
Humana, Inc.	(2,600)	(209,404)
		(324,354)
Hotels, restaurants & leisure: (0.64)%
Starwood Hotels & Resorts Worldwide, Inc.	(3,700)	(207,348)

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Household products: (0.67)%
Church & Dwight Co., Inc.	(5,400)	$(218,916)
Insurance: (0.68)%
Travelers Cos., Inc.	(3,800)	(221,844)
Internet & catalog retail: (0.56)%
Netflix, Inc.	(700)	(183,883)
IT services: (0.52)%
Cognizant Technology Solutions Corp., Class A	(2,300)	(168,682)
Media: (1.02)%
Discovery Communications, Inc., Class A	(4,000)	(163,840)
Lamar Advertising Co., Class A	(6,100)	(166,957)
		(330,797)
Multiline retail: (1.94)%
Dollar General Corp.	(7,600)	(257,564)
JC Penney Co., Inc.	(6,300)	(217,602)
Sears Holdings Corp.	(2,200)	(157,168)
		(632,334)
Multi-utilities: (1.83)%
Consolidated Edison, Inc.	(4,700)	(250,228)
Integrys Energy Group, Inc.	(3,900)	(202,176)
NSTAR	(3,100)	(142,538)
		(594,942)
Oil, gas & consumable fuels: (0.85)%
Pioneer Natural Resources Co.	(3,100)	(277,667)

	Shares	Value
Pharmaceuticals: (0.73)%
Eli Lilly & Co.	(6,300)	$(236,439)
Semiconductors & semiconductor equipment: (2.01)%
Altera Corp.	(5,700)	(264,195)
Novellus Systems, Inc.	(6,900)	(249,366)
NVIDIA Corp.	(8,700)	(138,634)
		(652,195)
Software: (1.36)%
BMC Software, Inc.	(5,600)	(306,320)
Compuware Corp.	(14,100)	(137,616)
		(443,936)
Specialty retail: (0.76)%
O'Reilly Automotive, Inc.	(3,800)	(248,938)
Trading companies & distributors: (0.76)%
WW Grainger, Inc.	(1,600)	(245,840)
Water utilities: (1.25)%
American Water Works Co., Inc.	(7,500)	(220,875)
Aqua America, Inc.	(8,400)	(184,632)
		(405,507)
Total investments sold short (proceeds $5,306,832)		(6,786,819)
Total investments, net of investments sold short: 99.62%		32,395,935
Cash and other assets, less liabilities: 0.38%		123,304
Net assets: 100.00%		$32,519,239

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $35,188,573; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,163,833
Gross unrealized depreciation	(1,169,652)
Net unrealized appreciation of investments	$3,994,181

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$443,436	$18,405,180	$18,627,520	$221,096	$843

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$38,961,658	$—	$—	$38,961,658
Common stocks sold short	(6,786,819)	—	—	(6,786,819)
Short-term investment	—	221,096	—	221,096
Total	$32,174,839	$221,096	$—	$32,395,935

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 29.28% (Class A shares returned 22.21% after the deduction of the maximum sales charge), while Class Y shares returned 29.57%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 31.93% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 56; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a strong absolute return, but lagged the Index. Stock selection, notably in the financials sector, was a negative for the Fund's relative performance, whereas industry allocation was a positive for results.

Portfolio performance summary1

What worked

•  Stock selection in the health care sector was positive for performance. A number of the Fund's holdings generated strong returns and boosted performance.

  – UnitedHealth Group, a diversified health care benefits company, was among the largest contributors to the Fund's performance during the reporting period. (For additional details, see "Portfolio highlights.")

  – Biopharmaceutical company Pharmasset performed well. Its shares gained momentum after reports surfaced that the company's two-pill combination treatment for hepatitis C was successful for 94% of patients after two weeks.

  – Another of the Fund's biopharmaceutical holdings, Acorda Therapeutics, generated strong results. We continue to feel that its shares are attractively valued. (For additional details, see "Portfolio highlights.")

•  The Fund's holdings in the materials sector contributed to performance. A noteworthy performer was Celanese, a global, integrated producer of chemical products. The company announced that it had engineered a cost-efficient process to produce ethanol from traditional hydrocarbons. It's believed that this process could be used as a substitute for corn in the production of ethanol.

•  Several stock selection decisions added to relative performance.

  – An overweight in Fortune Brands,2 a producer of home and hardware products, office products, golf equipment, and spirits and wine, was the Fund's largest contributor to performance during the reporting period. (For additional details, see "Portfolio highlights.")

  – Shares of information technology company Autodesk2 rose sharply, as demand for its design software increased, and its earnings exceeded expectations.

•  Industry allocations, overall, were positive for the period. Industry weightings, which are a by-product of our bottom-up stock selection, enhanced the Fund's results during the reporting period. In particular, underweights to financials and consumer staples, along with an overweight to consumer discretionary, were rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  As of June 30, 2011, this position was no longer held by the Fund.

UBS U.S. Large Cap Equity Fund

What didn't work

•  The Fund's holdings in the financials sector were the main drivers of underperformance versus the Index. While the Fund benefited from its underweight exposure to financials, this was more than offset by weak stock selection in the sector. Examples of Fund holdings that performed poorly were Morgan Stanley, Wells Fargo, JPMorgan Chase and Goldman Sachs. Uncertainties regarding new financial regulations and the potential impact on future earnings dragged down the share prices of these companies. We remain confident in the stocks that we own in the financials sector, as we feel they offer the potential to outperform over the long run.

•  Several stocks in the energy sector detracted from the Fund's results. Ultra Petroleum and EOG Resources were both negatively impacted as natural gas prices remained weak. We expect to see firming prices as the economic recovery continues.

•  A number of individual holdings generated weak returns.

  – Hewlett-Packard was a negative contributor to relative returns, as its share price declined. (For additional details, see "Portfolio highlights.")

  – Networking leader Cisco Systems performed poorly during the reporting period. The company's earnings did not meet expectations, and it provided disappointing guidance for future earnings. (For additional details, see "Portfolio highlights.")

  – Avon Products is a distributor of cosmetics, perfume and other products in more than 140 countries across the world. A number of issues dragged down its stock over the reporting period. (For additional details, see "Portfolio highlights.")

•  Several Industry group weightings subtracted from performance. In aggregate, industry positioning was positive for performance. However, underweights to the materials and telecommunications services sectors detracted from results.

Portfolio highlights

•  UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Among the managed care companies, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association's 2011 National Health Insurer Report Card.

•  Acorda Therapeutics is engaged in the identification, development and commercialization of therapies that improve neurological functioning in people with multiple sclerosis (MS), spinal cord injury and other disorders of the nervous system. In January 2010, the US Food and Drug Administration (FDA) approved Acorda Therapeutics product Ampyra, a treatment to improve walking in patients with MS. We believe that sales of Ampyra will surpass expectations, and that the company could be an acquisition candidate.

•  Fortune Brands has devoted significant resources in recent years to strengthen its market positioning in its home, spirits and golf markets, as well as to improve its cost structure. These investments have started to bear fruit with consistent market share gains across all three business segments, despite the continuously sluggish or weak respective markets.

UBS U.S. Large Cap Equity Fund

•  Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. In addition, there were uncertainties regarding the new CEO's ability to execute his strategy. We continue to own Hewlett-Packard, as we like the sustainability of its revenue streams, including Hewlett-Packard's high-margin ink cartridge business.

•  Cisco Systems, a global leader in network communications, detracted from performance. Concerns regarding potential cuts in US government spending, along with fears that Cisco Systems' margins would be negatively impacted by increased foreign competition, dragged its shares lower. We still have confidence in the long-term prospects for the company, as router and bandwidth needs should remain robust in our ever-increasing digital world.

•  Avon Products was a weak performer given a protracted internal investigation regarding allegations of corruption, resulting in approximately $90 million in legal and accounting fees. Disappointing growth in China also weighed on the company's share price. We feel the company's valuation is very attractive given the value of its brand and global footprint.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	29.28%	1.08%	3.48%	4.25%
Class B3	28.32	0.33	N/A	3.95[6]
Class C4	28.38	0.36	N/A	3.40
Class Y5	29.57	1.36	3.77	7.97
After deducting maximum sales charge
Class A2	22.21%	(0.06)%	2.90%	3.83%
Class B3	23.32	(0.03)	N/A	3.95[6]
Class C4	27.38	0.36	N/A	3.40
Russell 1000 Index[7]	31.93%	3.30%	3.21%	8.35%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.33% and 1.20%; Class B—2.10% and 1.95%; Class C—2.01% and 1.95%; Class Y—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are November 5, 2001 and November 13, 2001, respectively. Inception date of Class Y shares and the index is February 22, 1994.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2011

Percentage of net assets
Exxon Mobil Corp.	4.5%
Apple, Inc.	3.2
Johnson & Johnson	2.6
General Dynamics Corp.	2.5
JPMorgan Chase & Co.	2.4
PepsiCo, Inc.	2.3
Citigroup, Inc.	2.2
Kraft Foods, Inc., Class A	2.2
Illinois Tool Works, Inc.	2.2
Visa, Inc., Class A	2.2
Total	26.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	4.38%
Air freight & logistics	1.37
Airlines	1.23
Automobiles	1.50
Beverages	2.35
Biotechnology	3.07
Capital markets	3.08
Chemicals	1.21
Commercial banks	3.48
Communications equipment	3.24
Computers & peripherals	4.68
Construction materials	0.58
Diversified consumer services	0.71
Diversified financial services	4.63
Electric utilities	3.62
Energy equipment & services	2.92
Food & staples retailing	1.51
Food products	2.20
Health care equipment & supplies	3.46
Health care providers & services	2.50
Health care technology	0.30
Hotels, restaurants & leisure	2.95
Household products	2.07
Insurance	2.84
Internet & catalog retail	1.73
IT services	2.16
Life sciences tools & services	0.49
Machinery	3.37
Media	5.31
Oil, gas & consumable fuels	8.46
Personal products	1.24
Pharmaceuticals	6.01
Real estate investment trust (REIT)	0.95
Road & rail	2.51
Semiconductors & semiconductor equipment	2.00
Software	3.83
Specialty retail	1.02
Total common stocks	98.96%
Short-term investment	1.33
Investment of cash collateral from securities loaned	4.62
Total investments	104.91%
Liabilities, in excess of cash and other assets	(4.91)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 98.96%
Aerospace & defense: 4.38%
Boeing Co.	58,200	$4,302,726
General Dynamics Corp.	77,500	5,775,300
		10,078,026
Air freight & logistics: 1.37%
FedEx Corp.	33,200	3,149,020
Airlines: 1.23%
Southwest Airlines Co.	248,100	2,833,302
Automobiles: 1.50%
General Motors Co.*	113,500	3,445,860
Beverages: 2.35%
PepsiCo, Inc.	76,600	5,394,938
Biotechnology: 3.07%
Acorda Therapeutics, Inc.*	42,500	1,373,175
Alexion Pharmaceuticals, Inc.*	40,100	1,885,903
Amgen, Inc.*	34,500	2,013,075
Amylin Pharmaceuticals, Inc.*	37,200	496,992
Pharmasset, Inc.*	11,600	1,301,520
		7,070,665
Capital markets: 3.08%
Goldman Sachs Group, Inc.	29,700	3,952,773
Morgan Stanley	135,800	3,124,758
		7,077,531
Chemicals: 1.21%
Celanese Corp., Series A	52,300	2,788,113
Commercial banks: 3.48%
US Bancorp	123,000	3,137,730
Wells Fargo & Co.	173,400	4,865,604
		8,003,334
Communications equipment: 3.24%
Cisco Systems, Inc.	215,600	3,365,516
QUALCOMM, Inc.	72,000	4,088,880
		7,454,396
Computers & peripherals: 4.68%
Apple, Inc.*	21,700	7,284,039
Hewlett-Packard Co.	95,900	3,490,760
		10,774,799
Construction materials: 0.58%
Vulcan Materials Co.[1]	34,900	1,344,697

	Shares	Value
Diversified consumer services: 0.71%
Apollo Group, Inc., Class A*[1]	37,300	$1,629,264
Diversified financial services: 4.63%
Citigroup, Inc.	122,830	5,114,641
JPMorgan Chase & Co.	135,400	5,543,276
		10,657,917
Electric utilities: 3.62%
American Electric Power Co., Inc.	67,700	2,550,936
FirstEnergy Corp.	67,100	2,962,465
NextEra Energy, Inc.[1]	49,000	2,815,540
		8,328,941
Energy equipment & services: 2.92%
Ensco PLC ADR[1]	59,300	3,160,690
Noble Corp.	90,100	3,550,841
		6,711,531
Food & staples retailing: 1.51%
Kroger Co.	140,200	3,476,960
Food products: 2.20%
Kraft Foods, Inc., Class A	143,800	5,066,074
Health care equipment & supplies: 3.46%
Baxter International, Inc.	40,200	2,399,538
Covidien PLC	47,400	2,523,102
Medtronic, Inc.	78,600	3,028,458
		7,951,098
Health care providers & services: 2.50%
HCA Holdings, Inc.*	53,100	1,752,300
UnitedHealth Group, Inc.	77,700	4,007,766
		5,760,066
Health care technology: 0.30%
Emdeon, Inc., Class A*	52,200	684,864
Hotels, restaurants & leisure: 2.95%
Carnival Corp.	114,800	4,319,924
International Game Technology	139,700	2,455,926
		6,775,850
Household products: 2.07%
Colgate-Palmolive Co.	54,600	4,772,586
Insurance: 2.84%
Aflac, Inc.	58,500	2,730,780
MetLife, Inc.	86,700	3,803,529
		6,534,309

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
Internet & catalog retail: 1.73%
Amazon.com, Inc.*	19,500	$3,987,555
IT services: 2.16%
Visa, Inc., Class A	58,900	4,962,914
Life sciences tools & services: 0.49%
Bio-Rad Laboratories, Inc., Class A*	9,400	1,121,984
Machinery: 3.37%
Illinois Tool Works, Inc.	89,000	5,027,610
PACCAR, Inc.	53,450	2,730,760
		7,758,370
Media: 5.31%
Comcast Corp., Class A	174,100	4,411,694
Time Warner, Inc.	128,600	4,677,182
Viacom, Inc., Class B	61,100	3,116,100
		12,204,976
Oil, gas & consumable fuels: 8.46%
EOG Resources, Inc.	33,500	3,502,425
Exxon Mobil Corp.	126,600	10,302,708
Hess Corp.	30,300	2,265,228
Ultra Petroleum Corp.*[1]	73,977	3,388,147
		19,458,508
Personal products: 1.24%
Avon Products, Inc.	101,600	2,844,800
Pharmaceuticals: 6.01%
Allergan, Inc.	33,200	2,763,900
Johnson & Johnson	89,200	5,933,584
Merck & Co., Inc.	113,100	3,991,299
Teva Pharmaceutical Industries Ltd. ADR	23,300	1,123,526
		13,812,309

	Shares	Value
Real estate investment trust (REIT): 0.95%
Annaly Capital Management, Inc.[1]	121,400	$2,190,056
Road & rail: 2.51%
Hertz Global Holdings, Inc.*	186,400	2,960,032
Norfolk Southern Corp.	37,400	2,802,382
		5,762,414
Semiconductors & semiconductor equipment: 2.00%
Broadcom Corp., Class A*	67,000	2,253,880
Intersil Corp., Class A	182,100	2,339,985
		4,593,865
Software: 3.83%
Adobe Systems, Inc.*	157,400	4,950,230
Symantec Corp.*	195,300	3,851,316
		8,801,546
Specialty retail: 1.02%
GameStop Corp., Class A*[1]	88,100	2,349,627
Total common stocks (cost $196,952,883)		227,613,065
Short-term investment: 1.33%
Investment company—1.33%
UBS Cash Management Prime Relationship Fund[2] (cost $3,069,181)	3,069,181	3,069,181
Investment of cash collateral from securities loaned: 4.62%
UBS Private Money Market Fund LLC[2] (cost $10,614,564)	10,614,564	10,614,564
Total investments: 104.91% (cost $210,636,628)		241,296,810
Liabilities, in excess of cash and other assets: (4.91)%		(11,299,365)
Net assets: 100.00%		$229,997,445

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $213,548,311; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$33,433,184
Gross unrealized depreciation	(5,684,685)
Net unrealized appreciation of investments	$27,748,499

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2011
Concluded

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$5,489,875	$64,314,867	$66,735,561	$3,069,181	$9,104
UBS Private Money Market Fund LLC[a]	—	125,865,300	115,250,736	10,614,564	660
	$5,489,875	$190,180,167	$181,986,297	$13,683,745	$9,764

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$227,613,065	$—	$—	$227,613,065
Short-term investment	—	3,069,181	—	3,069,181
Investment of cash collateral from securities loaned	—	10,614,564	—	10,614,564
Total	$227,613,065	$13,683,745	$—	$241,296,810

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 27.57% (Class A shares returned 20.56% after the deduction of the maximum sales charge), while Class Y shares returned 28.13%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 28.94% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 65; please note that the Fund's returns do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a strong absolute return, but modestly lagged the Index. Stock selection, notably in the financials sector, was a negative for the Fund's relative performance, whereas industry allocation was a positive for results.

Portfolio performance summary1

What worked

•  The Fund's holdings in the materials sector contributed to performance. A noteworthy performer was Celanese, a global, integrated producer of chemical products. The company announced that it had engineered a cost-efficient process to produce ethanol from traditional hydrocarbons. It's believed that this process could be used as a substitute for corn in the production of ethanol.

•  Stock selection in the industrials sector was positive for performance. In particular, a number of the Fund's cyclical holdings, whose performance is often tied to the economy, contributed to the Fund's results during the reporting period. For example, FedEx, Illinois Tool Works and Paccar2 all performed poorly in mid-2010, when many cyclical stocks experienced a setback given fears of a double-dip recession. While gross domestic product (GDP) growth in the US has been far from robust, the economy has continued to expand, which has helped to improve investor sentiment for cyclical stocks in general. In addition, all three companies have been able to grow their earnings, which has further helped to drive their share prices higher.

•  Several stock selection decisions added to relative performance.

  – UnitedHealth Group, a diversified health care benefits company, was among the largest contributors to the Fund's performance during the reporting period. (For additional details, see "Portfolio highlights.")

  – An overweight in Fortune Brands,2 a producer of home and hardware products, office products, golf equipment, and spirits and wine, was the Fund's largest contributor to performance during the reporting period. (For additional details, see "Portfolio highlights.")

•  Industry allocations, overall, were positive for the period. Industry weightings, which are a by-product of our bottom-up stock selection, enhanced the Fund's results during the reporting period. In particular, underweights to financials and energy, along with an overweight to consumer discretionary, were rewarded.

What didn't work

•  The Fund's holdings in the financials sector were the main drivers of underperformance versus the Index. While the Fund benefited from its underweight exposure to financials, this was more than offset by weak stock selection in the sector. Examples of Fund holdings that performed poorly were Morgan Stanley, Wells

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Value Equity Fund

Fargo and Goldman Sachs. Uncertainties regarding new financial regulations and the potential impact on future earnings dragged down the share prices of these companies. We remain confident in the stocks that we own in the financials sector, as we feel they offer the potential to outperform over the long run.

•  Several stocks in the energy sector detracted from the Fund's results.

  – Ultra Petroleum and EOG Resources were both negatively impacted as natural gas prices remained weak. We expect to see firming prices as the economic recovery continues.

  – Having an underweight to Chevron Corp.2 was also a negative, as the company was the beneficiary of higher oil prices during the reporting period

•  A number of individual holdings generated weak returns.

  – Hewlett-Packard was a negative contributor to relative returns as its shares lagged the Index. (For additional details, see "Portfolio highlights.")

  – The Fund's exposure to cable, high speed Internet and phone service provider Time Warner2 was not rewarded as its share price declined during the reporting period. (For additional details, see "Portfolio highlights.")

  – Avon Products is a distributor of cosmetics, perfume and other products in more than 140 countries across the world. A number of issues dragged down its stock over the reporting period. (For additional details, see "Portfolio highlights.")

•  Several Industry group weightings subtracted from performance. In aggregate, industry positioning was positive for performance. However, an underweight to telecommunications services, and an overweight to information technology, detracted from results.

Portfolio highlights

•  UnitedHealth Group benefited as sentiment toward managed care stocks has improved now that investors are more comfortable with health care reform legislation. Among the managed care companies, we feel that UnitedHealth Group has among the most desirable mix of assets, with exposure to each of the key growth segments: Medicare, Medicaid and Pharmacy Benefit Management. Wall Street analysts have been increasing their earnings estimates for the company. Additionally, UnitedHealth Group received high scores in the American Medical Association's 2011 National Health Insurer Report Card.

•  Fortune Brands has devoted significant resources in recent years to strengthen its market position in its home, spirits and golf markets, as well as to improve its cost structure. These investments have started to bear fruit with consistent market share gains across all three business segments, despite the continuously sluggish or weak respective markets.

•  Rising oil prices and the increasing number of US oil rigs helped to move Baker Hughes'2 share price higher during the reporting period. Even though there continue to be delays in permitting new offshore work in the Gulf of Mexico, the company has benefited from an increasing amount of wells drilled in the shallow waters of the Gulf.

•  Shares of Hewlett-Packard moved sharply lower after CEO Mark Hurd resigned amid allegations of misconduct. In addition, there were uncertainties regarding the new CEO's ability to execute his strategy. We continue to own

2  As of June 30, 2011, this position was no longer held by the Fund.

UBS U.S. Large Cap Value Equity Fund

Hewlett-Packard, as we like the sustainability of its revenue streams, including Hewlett-Packard's high-margin ink cartridge business.

•  Avon Products was a weak performer given a protracted internal investigation regarding allegations of corruption, resulting in approximately $90 million in legal and accounting fees. Disappointing growth in China also weighed on the company's share price. We feel the company's valuation is very attractive given the value of its brand and global footprint.

•  Time Warner's stock was under pressure during the reporting period. Investors were concerned that on-line movie and TV providers, such as Netflix, would adversely impact Time Warner's profitability. We eliminated the stock from the portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	27.57%	(0.71)%	N/A	3.46%
Class B3	26.84	(1.44)	N/A	3.31[6]
Class C4	26.87	(1.43)	N/A	2.96
Class Y5	28.13	(0.42)	3.53%	3.53
After deducting maximum sales charge
Class A2	20.56%	(1.82)%	N/A	2.85%
Class B3	21.84	(1.71)	N/A	3.31[6]
Class C4	25.87	(1.43)	N/A	2.96
Russell 1000 Value Index[7]	28.94%	1.15%	3.99%	3.99%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.62% and 1.21%; Class B—2.63% and 1.96%; Class C—2.42% and 1.96%; Class Y—1.51% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Large Cap Value Equity Fund Class A shares is December 7, 2001. Inception dates of Class B and Class C shares are November 8, 2001 and December 12, 2001, respectively. Inception date of Class Y shares and the index is June 29, 2001.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The first graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class A versus the Russell 1000 Value Index from December 7, 2001, which is the inception date of the class, through June 30, 2011. The second graph depicts the performance of UBS U.S. Large Cap Value Equity Fund Class Y versus the Russell 1000 Value Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
Johnson & Johnson	4.1%
Exxon Mobil Corp.	3.7
JPMorgan Chase & Co.	3.5
Wells Fargo & Co.	3.2
Merck & Co., Inc.	3.1
AT&T, Inc.	2.9
Citigroup, Inc.	2.9
Viacom, Inc., Class B	2.8
Kraft Foods, Inc., Class A	2.8
PepsiCo, Inc.	2.6
Total	31.6%

Industry diversification (unaudited)2

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	4.50%
Air freight & logistics	1.32
Airlines	1.12
Automobiles	1.75
Beverages	2.63
Capital markets	3.70
Chemicals	1.81
Commercial banks	5.33
Computers & peripherals	1.18
Construction materials	0.72
Diversified consumer services	0.79
Diversified financial services	6.42
Diversified telecommunication services	2.93
Electric utilities	6.99
Energy equipment & services	2.35
Food & staples retailing	2.35
Food products	2.79
Health care equipment & supplies	3.60
Health care providers & services	2.12
Hotels, restaurants & leisure	1.84
Household products	2.29
Insurance	3.41
Life sciences tools & services	0.71
Machinery	2.46
Media	5.25
Oil, gas & consumable fuels	8.36
Personal products	1.14
Pharmaceuticals	7.16
Real estate investment trust (REIT)	0.93
Road & rail	3.45
Semiconductors & semiconductor equipment	1.01
Software	3.64
Specialty retail	1.09
Total common stocks	97.14%
Investment company
SPDR S&P 500 ETF Trust	2.02
Short-term investment	0.81
Investment of cash collateral from securities loaned	4.05
Total investments	104.02%
Liabilities, in excess of cash and other assets	(4.02)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company was included.

2  Figures represent the industry breakdown of direct investments of UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company`s industry diversification was included.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 97.14%
Aerospace & defense: 4.50%
Boeing Co.	12,800	$946,304
General Dynamics Corp.	17,700	1,319,004
		2,265,308
Air freight & logistics: 1.32%
FedEx Corp.	7,000	663,950
Airlines: 1.12%
Southwest Airlines Co.	49,400	564,148
Automobiles: 1.75%
General Motors Co.*	29,000	880,440
Beverages: 2.63%
PepsiCo, Inc.	18,800	1,324,084
Capital markets: 3.70%
Goldman Sachs Group, Inc.	7,200	958,248
Morgan Stanley	39,400	906,594
		1,864,842
Chemicals: 1.81%
Celanese Corp., Series A	17,100	911,601
Commercial banks: 5.33%
US Bancorp	41,600	1,061,216
Wells Fargo & Co.	57,900	1,624,674
		2,685,890
Computers & peripherals: 1.18%
Hewlett-Packard Co.	16,300	593,320
Construction materials: 0.72%
Vulcan Materials Co.[1]	9,476	365,110
Diversified consumer services: 0.79%
Apollo Group, Inc., Class A*	9,100	397,488
Diversified financial services: 6.42%
Citigroup, Inc.	34,870	1,451,987
JPMorgan Chase & Co.	43,570	1,783,756
		3,235,743
Diversified telecommunication services: 2.93%
AT&T, Inc.	47,050	1,477,840
Electric utilities: 6.99%
American Electric Power Co., Inc.	25,100	945,768
Edison International	21,600	837,000
FirstEnergy Corp.	24,200	1,068,430

	Shares	Value
NextEra Energy, Inc.[1]	11,700	$672,282
		3,523,480
Energy equipment & services: 2.35%
Noble Corp.	30,100	1,186,241
Food & staples retailing: 2.35%
Kroger Co.	47,700	1,182,960
Food products: 2.79%
Kraft Foods, Inc., Class A	39,900	1,405,677
Health care equipment & supplies: 3.60%
Baxter International, Inc.	9,200	549,148
Covidien PLC	10,900	580,207
Medtronic, Inc.	17,700	681,981
		1,811,336
Health care providers & services: 2.12%
UnitedHealth Group, Inc.	20,700	1,067,706
Hotels, restaurants & leisure: 1.84%
Carnival Corp.	24,700	929,461
Household products: 2.29%
Colgate-Palmolive Co.	13,200	1,153,812
Insurance: 3.41%
Aflac, Inc.	14,100	658,188
MetLife, Inc.	24,100	1,057,267
		1,715,455
Life sciences tools & services: 0.71%
Bio-Rad Laboratories, Inc., Class A*	3,000	358,080
Machinery: 2.46%
Illinois Tool Works, Inc.	21,900	1,237,131
Media: 5.25%
Comcast Corp., Class A	48,700	1,234,058
Viacom, Inc., Class B	27,700	1,412,700
		2,646,758
Oil, gas & consumable fuels: 8.36%
EOG Resources, Inc.	5,900	616,845
Exxon Mobil Corp.	22,650	1,843,257
Hess Corp.	9,700	725,172
Ultra Petroleum Corp.*[1]	22,400	1,025,920
		4,211,194
Personal products: 1.14%
Avon Products, Inc.	20,500	574,000

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 7.16%
Johnson & Johnson	30,900	$2,055,468
Merck & Co., Inc.	43,900	1,549,231
		3,604,699
Real estate investment trust (REIT): 0.93%
Annaly Capital Management, Inc.[1]	25,900	467,236
Road & rail: 3.45%
Hertz Global Holdings, Inc.*	47,500	754,300
Norfolk Southern Corp.	13,100	981,583
		1,735,883
Semiconductors & semiconductor equipment: 1.01%
Intersil Corp., Class A	39,500	507,575
Software: 3.64%
Adobe Systems, Inc.*	30,600	962,370
Symantec Corp.*	44,100	869,652
		1,832,022
Specialty retail: 1.09%
GameStop Corp., Class A*	20,600	549,402
Total common stocks (cost $44,266,670)		48,929,872

	Shares	Value
Investment company: 2.02%
SPDR S&P 500 ETF Trust (cost $1,006,929)	7,700	$1,016,169
Short-term investment: 0.81%
Investment company: 0.81%
UBS Cash Management Prime Relationship Fund[2] (cost $406,762)	406,762	406,762
Investment of cash collateral from securities loaned: 4.05%
UBS Private Money Market Fund LLC[2] (cost $2,040,331)	2,040,331	2,040,331
Total investments: 104.02% (cost $47,720,692)		52,393,134
Liabilities, in excess of cash and other assets: (4.02)%		(2,023,947)
Net assets: 100.00%		$50,369,187

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $48,113,797; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,245,858
Gross unrealized depreciation	(966,521)
Net unrealized appreciation of investments	$4,279,337

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

UBS U.S. Large Cap Value Equity Fund

Portfolio of investments

June 30, 2011

Concluded

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$2,293,816	$16,554,193	$18,441,247	$406,762	$1,267
UBS Private Money Market Fund LLC[a]	—	28,497,662	26,457,331	2,040,331	211
	$2,293,816	$45,051,855	$44,898,578	$2,447,093	$1,478

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$48,929,872	$—	$—	$48,929,872
Investment company	1,016,169	—	—	1,016,169
Short-term investment	—	406,762	—	406,762
Investment of cash collateral from securities loaned	—	2,040,331	—	2,040,331
Total	$49,946,041	$2,447,093	$—	$52,393,134

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 50.94% (Class A shares returned 42.60% after the deduction of the maximum sales charge), while Class Y shares returned 51.27%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 43.50% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 73; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a very strong return and outperformed its benchmark, largely due to stock selection.

Portfolio performance summary1

What worked

•  The information technology sector was the Fund's largest source of relative outperformance during the period.

  – The Fund benefited from holding F5 Networks,2 a provider of integrated internet traffic management solutions. (For details, see "Portfolio highlights.")

  – ArcSight provides security and compliance management solutions. Its shares rose sharply during the period on news that it would be acquired at a significant premium. We subsequently sold the stock and captured profits.

•  Stock selection in the health care sector was positive for performance.

  – Pharmasset was a large contributor to performance. The biotechnology company's shares moved higher given expectations for rising profits from its product to treat Hepatitis C.

  – Questcor Pharmaceuticals is a specialty pharmaceutical company focused on providing prescription drugs for central nervous system disorders. During the reporting period, the company's Acthar product received FDA approval for the treatment of infantile spasms. Its shares rose as the company surpassed earning expectations.

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's sector allocations are a byproduct of our bottom-up stock selection process. Overall, overweights in energy and consumer staples and an underweight in financials were beneficial for results during the reporting period.

What didn't work

•  Stock selection in the financials sector was a negative for performance. One example is NetSpend, a provider of general-purpose reloadable (GPR) prepaid debit cards and related financial services for individuals in the US who do not have a traditional bank account. Its shares fell sharply after the Attorney General of Florida issued a series of subpoenas regarding the company's possible breaches of fiduciary responsibility. We subsequently eliminated the stock from the portfolio.

•  Stock selection within the industrials sector detracted from relative returns. The Fund's holdings of Landstar System and Knight Transportation, two short-haul truck carriers, detracted from relative

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

performance. Shares of both companies fell given concerns that higher oil prices would negatively impact their profit margins.

•  Several individual Fund holdings generated poor results during the reporting period.

  – WMS Industries is a manufacturer of lottery terminals, as well as video slot and poker machines. Its sales were disappointing as its customers have delayed purchasing replacement units given concerns regarding the economy. We sold the stock during the reporting period.

  – The Fund's holding in Talbots2 was a large detractor from performance. (For details, see "Portfolio highlights.")

•  Sector allocations in several areas detracted from results. During the reporting period, having an overweight to consumer discretionary and underweights to materials and telecommunications services were negative for the Fund's relative performance.

Portfolio highlights

•  F5 Networks is an Internet solutions provider. The company's software-based solutions manage, control and optimize Internet traffic and content for its customers, while at the same time offering a layer of security protection. F5 Networks' stock price moved sharply higher during the reporting period as it posted strong earnings results and gained market share. The company has also strengthened its security and WAN (Wide Area Network) optimization capabilities through a series of acquisitions. The position was sold from the Fund's portfolio during the reporting period, as it exceeded the Fund's market capitalization limit.

•  Tenneco is a leading global supplier of exhaust and ride control products for automakers and the aftermarket. Tenneco's reputation as a technology leader is enabling it to begin selling emission control products to off-road and commercial vehicles. This expands its potential market by more than 30%. In addition, governments outside Europe and the US have laws in place that will require more sophisticated emission controls on light vehicles. This could lead to further growth opportunities for Tenneco.

•  Talbots, a specialty retailer of women's apparel and accessories, saw its share price move sharply lower after reporting disappointing sales and earnings. Investors were also concerned with the company's higher inventory levels and poor earnings guidance by management. We eliminated the stock from the portfolio.

•  SFN Group is a temporary staffing company that recruits, screens, employs and outsources workers in the US. Its shares fell sharply after the company announced poor first quarter earnings results.

2  As of June 30, 2011, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 6/30/2011 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	50.94%	4.26%	5.24%	8.37%
Class B3	49.75	3.49	N/A	6.53[6]
Class C4	49.75	3.48	N/A	6.04
Class Y5	51.27	4.53	5.51	6.85
After deducting maximum sales charge
Class A2	42.60%	3.09%	4.65%	7.88%
Class B3	44.75	3.14	N/A	6.53[6]
Class C4	48.75	3.48	N/A	6.04
Russell 2000 Growth Index[7]	43.50	5.79	4.63	3.59

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.61% and 1.41%; Class B—2.92% and 2.16%; Class C—2.51% and 2.16%; Class Y—1.22% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is December 31, 1998. Inception dates of Class B and Class C shares are November 7, 2001 and November 19, 2001, respectively. Inception date of Class Y shares and the index is September 30, 1997.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As a percentage of net assets as of June 30, 2011

Percentage of net assets
Polycom, Inc.	2.2%
Diamond Foods, Inc.	2.1
Imax Corp.	2.0
SM Energy Co.	2.0
Tenneco, Inc.	2.0
Key Energy Services, Inc.	1.7
Cavium Networks, Inc.	1.7
The Men's Wearhouse, Inc.	1.7
Robbins & Myers, Inc.	1.6
Rock-Tenn Co., Class A	1.6
Total	18.6%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	0.70%
Air freight & logistics	1.35
Auto components	2.89
Biotechnology	8.15
Chemicals	3.12
Commercial banks	0.23
Commercial services & supplies	0.80
Communications equipment	5.93
Computers & peripherals	0.71
Construction & engineering	1.29
Containers & packaging	1.63
Distributors	1.10
Electrical equipment	3.83
Electronic equipment, instruments & components	2.62
Energy equipment & services	3.25
Food & staples retailing	1.29
Food products	3.33
Health care equipment & supplies	4.77
Health care providers & services	4.43
Health care technology	1.23
Hotels, restaurants & leisure	5.48
Household durables	0.53
Internet & catalog retail	1.31
Internet software & services	0.78
Machinery	3.16
Media	2.81
Metals & mining	0.54
Oil, gas & consumable fuels	5.33
Pharmaceuticals	2.13
Professional services	0.83
Real estate investment trust (REIT)	1.55
Road & rail	2.12
Semiconductors & semiconductor equipment	6.26
Software	8.00
Specialty retail	4.07
Textiles, apparel & luxury goods	1.02
Total common stocks	98.57%
Short-term investment	0.94
Investment of cash collateral from securities loaned	11.17
Total investments	110.68%
Liabilities, in excess of cash and other assets	(10.68)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—98.57%
Aerospace & defense—0.70%
DigitalGlobe, Inc.*	42,500	$1,079,925
Air freight & logistics—1.35%
Hub Group, Inc., Class A*	55,200	2,078,832
Auto components—2.89%
Cooper Tire & Rubber Co.	70,600	1,397,174
Tenneco, Inc.*	68,900	3,036,423
		4,433,597
Biotechnology—8.15%
Amarin Corp. PLC ADR*[1]	68,400	989,748
Cepheid, Inc.*	69,600	2,410,944
Emergent Biosolutions, Inc.*	43,600	983,180
Exact Sciences Corp.*	131,800	1,133,480
Exelixis, Inc.*	67,500	604,800
Incyte Corp. Ltd.*[1]	50,800	962,152
Ironwood Pharmaceuticals, Inc.*	69,700	1,095,684
Pharmasset, Inc.*	18,200	2,042,040
Regeneron Pharmaceuticals, Inc.*	19,200	1,088,832
Seattle Genetics, Inc.*[1]	58,600	1,202,472
		12,513,332
Chemicals—3.12%
LSB Industries, Inc.*	53,800	2,309,096
Solutia, Inc.*	108,600	2,481,510
		4,790,606
Commercial banks—0.23%
Columbia Banking System, Inc.	20,800	358,176
Commercial services & supplies—0.80%
Clean Harbors, Inc.*	11,900	1,228,675
Communications equipment—5.93%
Acme Packet, Inc.*	30,000	2,103,900
Finisar Corp.*	99,421	1,792,561
Polycom, Inc.*	51,600	3,317,880
Riverbed Technology, Inc.*	47,500	1,880,525
		9,094,866
Computers & peripherals—0.71%
Fusion-io, Inc.*[1]	36,000	1,083,240
Construction & engineering—1.29%
EMCOR Group, Inc.*	67,500	1,978,425
Containers & packaging—1.63%
Rock-Tenn Co., Class A	37,756	2,504,733

	Shares	Value
Distributors—1.10%
LKQ Corp.*	64,900	$1,693,241
Electrical equipment—3.83%
EnerSys*	58,600	2,017,012
Regal-Beloit Corp.	32,900	2,196,733
Woodward, Inc.	47,600	1,659,336
		5,873,081
Electronic equipment, instruments & components—2.62%
OSI Systems, Inc.*	52,000	2,236,000
Tech Data Corp.*	36,500	1,784,485
		4,020,485
Energy equipment & services—3.25%
Key Energy Services, Inc.*	148,900	2,680,200
Pioneer Drilling Co.*	151,700	2,311,908
		4,992,108
Food & staples retailing—1.29%
United Natural Foods, Inc.*	46,500	1,984,155
Food products—3.33%
Diamond Foods, Inc.[1]	41,900	3,198,646
TreeHouse Foods, Inc.*	35,000	1,911,350
		5,109,996
Health care equipment & supplies—4.77%
HeartWare International, Inc.*[1]	11,100	822,288
Insulet Corp.*	76,900	1,704,873
ResMed, Inc.*[1]	42,700	1,321,565
Thoratec Corp.*	38,200	1,253,724
Zoll Medical Corp.*	39,200	2,221,072
		7,323,522
Health care providers & services—4.43%
HMS Holdings Corp.*	24,245	1,863,713
IPC The Hospitalist Co., Inc.*	40,000	1,854,000
Mednax, Inc.*	14,300	1,032,317
PSS World Medical, Inc.*[1]	73,300	2,053,133
		6,803,163
Health care technology—1.23%
ePocrates, Inc.*	25,900	477,596
SXC Health Solutions Corp.*	23,932	1,410,073
		1,887,669

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
Hotels, restaurants & leisure—5.48%
BJ's Restaurants, Inc.*	38,300	$2,005,388
Buffalo Wild Wings, Inc.*	24,100	1,598,071
Panera Bread Co., Class A*	9,500	1,193,770
Texas Roadhouse, Inc.	105,300	1,846,435
The Cheesecake Factory, Inc.*	56,400	1,769,268
		8,412,932
Household durables—0.53%
Ryland Group, Inc.	49,300	814,929
Internet & catalog retail—1.31%
Shutterfly, Inc.*	35,000	2,009,700
Internet software & services—0.78%
VistaPrint NV*	25,100	1,201,035
Machinery—3.16%
Chart Industries, Inc.*	43,000	2,321,140
Robbins & Myers, Inc.	47,700	2,520,945
		4,842,085
Media—2.81%
Imax Corp.*[1]	95,900	3,110,037
Pandora Media, Inc.*[1]	63,900	1,208,349
		4,318,386
Metals & mining—0.54%
Steel Dynamics, Inc.	50,800	825,500
Oil, gas & consumable fuels—5.33%
Approach Resources, Inc.*[1]	65,100	1,475,817
Resolute Energy Corp.*[1]	134,800	2,178,368
SM Energy Co.	41,800	3,071,464
Whiting Petroleum Corp.*	25,500	1,451,205
		8,176,854
Pharmaceuticals—2.13%
Nektar Therapeutics*	72,100	524,167
Questcor Pharmaceuticals, Inc.*	54,000	1,301,400
Viropharma, Inc.*	78,000	1,443,000
		3,268,567
Professional services—0.83%
SFN Group, Inc.*	140,800	1,279,872
Real estate investment trust (REIT)—1.55%
BioMed Realty Trust, Inc.	34,800	669,552
DuPont Fabros Technology, Inc.[1]	35,800	902,160
Franklin Street Properties Corp.	62,000	800,420
		2,372,132

	Shares	Value
Road & rail—2.12%
Knight Transportation, Inc.	75,200	$1,277,648
Landstar System, Inc.	42,500	1,975,400
		3,253,048
Semiconductors & semiconductor equipment—6.26%
Cavium, Inc.*	59,400	2,589,246
Cirrus Logic, Inc.*	79,600	1,265,640
Cymer, Inc.*	29,000	1,435,790
Mellanox Technologies Ltd.*	50,792	1,514,110
Skyworks Solutions, Inc.*	50,900	1,169,682
Veeco Instruments, Inc.*[1]	33,600	1,626,576
		9,601,044
Software—8.00%
Factset Research Systems, Inc.	21,100	2,158,952
NICE Systems Ltd. ADR*	51,500	1,872,540
Radiant Systems, Inc.*	99,500	2,079,550
Rovi Corp.*	36,700	2,105,112
Synchronoss Technologies, Inc.*	58,700	1,862,551
Ultimate Software Group, Inc.*	40,504	2,204,633
		12,283,338
Specialty retail—4.07%
Chico's FAS, Inc.	108,800	1,657,024
Children's Place Retail Stores, Inc.*	18,800	836,412
The Men's Wearhouse, Inc.	76,500	2,578,050
Wet Seal, Inc., Class A*	263,500	1,177,845
		6,249,331
Textiles, apparel & luxury goods—1.02%
Phillips-Van Heusen Corp.	23,900	1,564,733
Total common stocks (cost $102,881,459)		151,305,313
Short-term investment—0.94%
Investment company—0.94%
UBS Cash Management Prime Relationship Fund[2] (cost $1,436,127)	1,436,127	1,436,127
Investment of cash collateral from securities loaned—11.17%
UBS Private Money Market Fund LLC[2] (cost $17,143,760)	17,143,760	17,143,760
Total investments—110.68% (cost $121,461,346)		169,885,200
Liabilities, in excess of cash and other assets — (10.68)%		(16,387,708)
Net assets — 100.00%		$153,497,492

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2011

Concluded

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $121,802,111; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$50,290,335
Gross unrealized depreciation	(2,207,246)
Net unrealized appreciation of investments	$48,083,089

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of Investments as well as the tables that follow, please refer to page 79.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$2,089,534	$60,500,145	$61,153,552	$1,436,127	$5,683
UBS Private Money Market Fund LLC[a]	6,773,043	147,153,674	136,782,957	17,143,760	6,494
	$8,862,577	$207,653,819	$197,936,509	$18,579,887	$12,177

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$151,305,313	$—	$—	$151,305,313
Short-term investment	—	1,436,127	—	1,436,127
Investment of cash collateral from securities loaned	—	17,143,760	—	17,143,760
Total	$151,305,313	$18,579,887	$—	$169,885,200

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR	American depositary receipt

CDI	Chess depositary interest

CVA	Dutch certification—depository certificate

ETF	Exchange Traded Fund

GDR	Global depositary receipt

NPV	No par value

OJSC	Open joint stock company

Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT	Real estate investment trust

SPDR	Standard & Poor's Depository Receipts

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

The UBS Funds

June 30, 2011 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2011 to June 30, 2011.

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS Global Equity Fund
Class A	Actual	$1,000.00	$1,008.80	$7.47	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50	1.50
Class B	Actual	1,000.00	1,005.70	10.99	2.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.84	11.03	2.21
Class C	Actual	1,000.00	1,005.00	11.19	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23	2.25
Class Y	Actual	1,000.00	1,010.80	5.73	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
UBS International Equity Fund
Class A	Actual	1,000.00	1,013.60	6.24	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class B	Actual	1,000.00	1,009.60	9.87	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	9.89	1.98
Class C	Actual	1,000.00	1,008.80	9.96	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,014.80	5.00	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS Market Neutral Multi-Strategy Fund
Class A	Actual	1,000.00	984.80	21.80	4.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.83	22.00	4.43
Class C	Actual	1,000.00	981.70	25.70	5.23
	Hypothetical (5% annual return before expenses)	1,000.00	998.86	25.92	5.23
Class Y	Actual	1,000.00	985.80	20.83	4.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.82	21.02	4.23

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS U.S. Equity Alpha Fund
Class A	Actual	$1,000.00	$1,046.80	$10.20	2.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class C	Actual	1,000.00	1,042.80	14.03	2.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.06	13.81	2.77
Class Y	Actual	1,000.00	1,048.10	8.99	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.02	8.85	1.77
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,048.40	6.09	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,045.00	9.89	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	1,044.70	9.89	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,050.00	4.83	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Large Cap Value Equity Fund
Class A	Actual	1,000.00	1,048.20	6.09	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,045.20	9.89	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class C	Actual	1,000.00	1,046.00	9.89	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,049.50	4.83	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,100.40	$7.29	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class B	Actual	1,000.00	1,095.40	11.17	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class C	Actual	1,000.00	1,096.40	11.18	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,101.30	5.99	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2011

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$105,133,582	$22,816,107	$15,071,677	$34,384,065
Affiliated issuers	71,213	379,602	9,830,068	221,096
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	3,462,365	1,597,843	—	—
Foreign currency, at cost	120,376	392,291	80,058	—
	$108,787,536	$25,185,843	$24,981,803	$34,605,161
Investments, at value:
Unaffiliated issuers	$114,121,745	$27,774,538	$15,871,620	$38,961,658
Affiliated issuers	71,213	379,602	9,830,068	221,096
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	3,462,365	1,597,843	—	—
Foreign currency, at value	120,752	395,337	81,817	—
Cash	—	279	42,332	6,278
Receivables:
Investment securities sold	7,186,441	889,364	7,845,424	125,923
Foreign tax reclaims	344,460	120,304	6,135	—
Dividends	187,980	54,516	20,084	61,016
Fund shares sold	25,053	59,212	3,719	68,178
Interest	2,472	1,634	1,117	20
Cash collateral for futures contracts	—	—	25,072	—
Cash collateral for securities sold short	—	—	10,564,829	253,971
Unrealized appreciation on forward foreign currency contracts	143,211	18,687	14,233	—
Due from broker	—	—	104,137	—
Other assets	28,175	24,467	23,233	13,230
Total assets	125,693,867	31,315,783	44,433,820	39,711,370
Liabilities:
Payables:
Cash collateral from securities loaned	3,462,365	1,597,843	—	—
Investment securities purchased	5,733,725	929,711	8,099,853	142,592
Investment advisory and administration fee	147,665	28,864	23,206	33,947
Fund shares redeemed	3,938,159	112,756	1,150	111,030
Custody and fund accounting fees	15,423	12,390	21,500	16,253
Distribution and service fees	65,359	6,194	3,396	15,753
Trustees fees	5,480	4,042	3,979	4,113
Dividends payable for securities sold short	—	—	13,253	2,711
Accrued expenses	144,994	87,145	69,180	78,913
Securities sold short, at value[2]	—	—	16,237,518	6,786,819
Unrealized depreciation on forward foreign currency contracts	316,806	54,742	7,802	—
Total liabilities	13,829,976	2,833,687	24,480,837	7,192,131
Net assets	$111,863,891	$28,482,096	$19,952,983	$32,519,239

1  The market value of securities loaned by UBS Global Equity Fund, UBS International Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2011 was $3,232,999, $1,543,205, $10,408,025, $1,993,505 and $16,813,387, respectively.

2  Proceeds from securities sold short by UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund were $15,158,995 and $5,306,832, respectively.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$196,952,883	$45,273,599	$102,881,459
Affiliated issuers	3,069,181	406,762	1,436,127
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	10,614,564	2,040,331	17,143,760
Foreign currency, at cost	—	—	—
	$210,636,628	$47,720,692	$121,461,346
Investments, at value:
Unaffiliated issuers	$227,613,065	$49,946,041	$151,305,313
Affiliated issuers	3,069,181	406,762	1,436,127
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	10,614,564	2,040,331	17,143,760
Foreign currency, at value	—	—	—
Cash	—	—	—
Receivables:
Investment securities sold	842,096	1,754,781	1,455,413
Foreign tax reclaims	—	—	—
Dividends	298,554	89,600	31,006
Fund shares sold	274,647	813	251,721
Interest	728	133	20,674
Cash collateral for futures contracts	—	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Due from broker	—	—	—
Other assets	26,793	18,852	22,181
Total assets	242,739,628	54,257,313	171,666,195
Liabilities:
Payables:
Cash collateral from securities loaned	10,614,564	2,040,331	17,143,760
Investment securities purchased	847,718	1,230,404	399,600
Investment advisory and administration fee	335,910	30,964	271,875
Fund shares redeemed	793,246	447,366	204,248
Custody and fund accounting fees	23,280	10,001	15,311
Distribution and service fees	14,851	27,045	20,813
Trustees fees	7,548	4,405	6,051
Dividends payable for securities sold short	—	—	—
Accrued expenses	105,066	97,610	107,045
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	12,742,183	3,888,126	18,168,703
Net assets	$229,997,445	$50,369,187	$153,497,492

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2011

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund[1]	UBS U.S. Equity Alpha Fund[1]
Net assets consist of:
Beneficial interest	$130,943,895	$36,426,062	$20,637,566	$52,473,946
Accumulated undistributed net investment income (loss)	334,928	499,345	(63,458)	35,310
Accumulated net realized gain (loss)	(28,297,970)	(13,406,491)	(370,126)	(23,087,623)
Net unrealized appreciation (depreciation)	8,883,038	4,963,180	(250,999)	3,097,606
Net assets	$111,863,891	$28,482,096	$19,952,983	$32,519,239
Class A:
Net assets	$67,171,855	$9,207,254	$4,465,718	$16,725,753
Shares outstanding	5,301,119	1,122,146	460,585	1,870,534
Net asset value and redemption proceeds per share	$12.67	$8.21	$9.70	$8.94
Offering price per share (NAV per share plus maximum sales charge)[2]	$13.41	$8.69	$10.26	$9.46
Class B:
Net assets	$598,380	$39,973	N/A	N/A
Shares outstanding	48,334	4,760	N/A	N/A
Net asset value and offering price per share	$12.38	$8.40	N/A	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$11.76	$7.98	N/A	N/A
Class C:
Net assets	$20,863,344	$1,405,435	$904,341	$5,029,641
Shares outstanding	1,716,722	175,250	93,897	573,024
Net asset value and offering price per share	$12.15	$8.02	$9.63	$8.78
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$12.03	$7.94	$9.53	$8.69
Class Y:
Net assets	$23,230,312	$17,829,434	$14,582,924	$10,763,845
Shares outstanding	1,781,286	2,162,041	1,499,721	1,203,583
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$13.04	$8.25	$9.72	$8.94

1  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the share's offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$389,144,007	$66,133,928	$147,226,197
Accumulated undistributed net investment income (loss)	1,851,053	418,812	73,800
Accumulated net realized gain (loss)	(191,657,797)	(20,855,995)	(42,226,359)
Net unrealized appreciation (depreciation)	30,660,182	4,672,442	48,423,854
Net assets	$229,997,445	$50,369,187	$153,497,492
Class A:
Net assets	$19,831,905	$43,766,045	$38,319,479
Shares outstanding	1,204,677	6,489,126	2,395,281
Net asset value and redemption proceeds per share	$16.46	$6.74	$16.00
Offering price per share (NAV per share plus maximum sales charge)[2]	$17.42	$7.13	$16.93
Class B:
Net assets	$143,969	$34,931	$30,760
Shares outstanding	8,976	5,206	2,076
Net asset value and offering price per share	$16.04	$6.71	$14.81
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$15.24	$6.37	$14.07
Class C:
Net assets	$3,466,733	$4,991,923	$2,961,165
Shares outstanding	218,376	757,721	200,363
Net asset value and offering price per share	$15.88	$6.59	$14.78
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$15.72	$6.52	$14.63
Class Y:
Net assets	$206,554,838	$1,576,288	$112,186,088
Shares outstanding	12,441,385	232,100	6,741,883
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$16.60	$6.79	$16.64

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2011

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$2,329,258	$647,634	$515,010	$867,388
Interest	—	2,290	—	—
Affiliated interest	1,736	1,199	17,221	843
Securities lending[1]	39,824	23,051	—	—
Foreign tax withheld	(217,865)	(58,230)	(31,742)	—
Total income	2,152,953	615,944	500,489	868,231
Expenses:
Advisory and administration	1,008,347	250,293	328,310	412,700
Service and distribution:
Class A	178,090	21,161	10,670	51,348
Class B	6,915	1,024	—	—
Class C	224,780	11,198	7,718	61,137
Transfer agency and related service fees:
Class A	109,897	5,941	6,784	14,350
Class B	537	162	—	—
Class C	43,058	1,092	274	8,746
Class Y	7,944	10,762	742	4,762
Custodian and fund accounting	63,680	51,444	72,077	65,106
Federal and state registration	45,582	44,666	1,597	34,350
Professional services	100,212	97,414	89,378	86,715
Shareholder reports	101,911	7,862	7,567	19,680
Trustees	24,247	18,193	18,003	18,795
Interest expense	—	141	—	—
Dividend expense and security loan fees for securities sold short	—	—	578,671	202,619
Amortization of offering costs	—	—	77,760	—
Other	32,194	22,097	24,439	12,837
Total expenses	1,947,394	543,450	1,223,990	993,145
Fee waivers and/or expense reimbursements by Advisor	(35,751)	(223,717)	(255,270)	(197,761)
Recoupment of expenses previously waived and/or reimbursed	216	—	—	—
Net expenses	1,911,859	319,733	968,720	795,384
Net investment income (loss)	241,094	296,211	(468,231)	72,847
Net realized gain (loss) on:
Investments in unaffiliated issuers	23,684,046	5,938,251	5,016,771	8,486,574
Futures contracts	—	—	37,045	—
Securities sold short	—	—	(5,112,743)	(2,120,457)
Forward foreign currency contracts	(276,233)	210,393	70,060	—
Foreign currency transactions	80,970	(7,408)	(6,496)	—
Net realized gain	23,488,783	6,141,236	4,637	6,366,117
Change in net unrealized appreciation/depreciation on:
Investments	3,930,674	552,959	799,943	3,838,924
Futures contracts	—	—	19,075	—
Securities sold short	—	—	(1,078,523)	(377,267)
Forward foreign currency contracts	(280,326)	(102,248)	6,431	—
Translation of other assets and liabilities denominated in foreign currency	48,544	19,719	2,075	—
Change in net unrealized appreciation/depreciation	3,698,892	470,430	(250,999)	3,461,657
Net realized and unrealized gain (loss)	27,187,675	6,611,666	(246,362)	9,827,774
Net increase (decrease) in net assets resulting from operations	$27,428,769	$6,907,877	$(714,593)	$9,900,621

1  Includes affiliated income from UBS Private Money Market Fund LLC of $966, $380, $660, $211 and $6,494, for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund respectively.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$4,220,043	$1,074,806	$459,224
Interest	—	—	—
Affiliated interest	9,104	1,267	5,683
Securities lending[1]	1,733	439	194,938
Foreign tax withheld	—	—	—
Total income	4,230,880	1,076,512	659,845
Expenses:
Advisory and administration	1,850,380	400,357	1,356,030
Service and distribution:
Class A	58,801	111,444	86,377
Class B	1,559	782	511
Class C	36,739	53,055	28,110
Transfer agency and related service fees:
Class A	10,392	48,657	65,911
Class B	248	185	76
Class C	3,800	7,691	7,775
Class Y	89,647	3,826	38,649
Custodian and fund accounting	88,789	40,092	57,715
Federal and state registration	49,750	42,130	46,346
Professional services	88,482	93,683	85,981
Shareholder reports	8,652	38,532	12,184
Trustees	31,863	19,691	25,920
Interest expense	1,138	—	—
Dividend expense and security loan fees for securities sold short	—	—	—
Amortization of offering costs	—	—	—
Other	30,988	12,838	26,366
Total expenses	2,351,228	872,963	1,837,951
Fee waivers and/or expense reimbursements by Advisor	(2,101)	(216,533)	(53,866)
Recoupment of expenses previously waived and/or reimbursed	16,602	—	16,758
Net expenses	2,365,729	656,430	1,800,843
Net investment income (loss)	1,865,151	420,082	(1,140,998)
Net realized gain (loss) on:
Investments in unaffiliated issuers	35,759,829	3,079,528	29,906,662
Futures contracts	386,945	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain	36,146,774	3,079,528	29,906,662
Change in net unrealized appreciation/depreciation on:
Investments	21,518,194	8,981,555	28,817,918
Futures contracts	174,642	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation/depreciation	21,692,836	8,981,555	28,817,918
Net realized and unrealized gain (loss)	57,839,610	12,061,083	58,724,580
Net increase (decrease) in net assets resulting from operations	$59,704,761	$12,481,165	$57,583,582

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund		UBS Market Neutral Multi-Strategy Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011
Operations:
Net investment income (loss)	$241,094	$602,937	$296,211	$442,387	$(468,231)
Net realized gain	23,488,783	27,141,705	6,141,236	19,806,830	4,637
Change in net unrealized appreciation/depreciation	3,698,892	(3,256,800)	470,430	(9,002,969)	(250,999)
Net increase (decrease) in net assets from operations	27,428,769	24,487,842	6,907,877	11,246,248	(714,593)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,879,257)	(1,823,227)	(283,789)	(502,754)	—
Class B:
Net investment income and net foreign currency gains	(9,881)	(16,105)	—	(14,771)	—
Class C:
Net investment income and net foreign currency gains	(440,427)	(531,429)	(24,784)	(58,439)	—
Class Y:
Net investment income and net foreign currency gains	(789,580)	(1,055,564)	(650,195)	(2,971,270)	—
Decrease in net assets from dividends and distributions	(3,119,145)	(3,426,325)	(958,768)	(3,547,234)	—
Beneficial interest transactions:
Proceeds from shares sold	3,549,078	5,126,587	3,572,353	5,021,294	28,856,571
Shares issued on reinvestment of dividends and distributions	2,899,995	3,259,302	929,537	3,488,259	—
Cost of shares redeemed	(30,334,527)	(80,709,652)	(8,643,523)	(65,141,997)	(8,196,091)
Redemption fees	721	2,824	2,247	42	7,096
Net increase (decrease) in net assets resulting from beneficial interest transactions	(23,884,733)	(72,320,939)	(4,139,386)	(56,632,402)	20,667,576
Increase (decrease) in net assets	424,891	(51,259,422)	1,809,723	(48,933,388)	19,952,983
Net assets, beginning of year	111,439,000	162,698,422	26,672,373	75,605,761	—
Net assets, end of year	$111,863,891	$111,439,000	$28,482,096	$26,672,373	$19,952,983
Net assets include accumulated undistributed net investment income (loss)	$334,928	$2,912,230	$499,345	$872,408	$(63,458)

The UBS Funds

Financial statements

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income (loss)	$72,847	$(50,043)	$1,865,151	$1,698,358
Net realized gain	6,366,117	30,810,569	36,146,774	23,744,545
Change in net unrealized appreciation/depreciation	3,461,657	(6,659,609)	21,692,836	13,507,829
Net increase (decrease) in net assets from operations	9,900,621	24,100,917	59,704,761	38,950,732
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—	(114,184)	(615,929)
Class B:
Net investment income and net foreign currency gains	—	—	—	(1,397)
Class C:
Net investment income and net foreign currency gains	—	—	—	(72,171)
Class Y:
Net investment income and net foreign currency gains	(35,347)	—	(1,583,968)	(5,270,317)
Decrease in net assets from dividends and distributions	(35,347)	—	(1,698,152)	(5,959,814)
Beneficial interest transactions:
Proceeds from shares sold	1,854,588	7,197,109	40,477,462	27,903,444
Shares issued on reinvestment of dividends and distributions	35,347	—	1,683,123	5,904,189
Cost of shares redeemed	(21,118,475)	(127,363,698)	(85,698,301)	(108,531,808)
Redemption fees	2,172	1,582	19,317	31,717
Net increase (decrease) in net assets resulting from beneficial interest transactions	(19,226,368)	(120,165,007)	(43,518,399)	(74,692,458)
Increase (decrease) in net assets	(9,361,094)	(96,064,090)	14,488,210	(41,701,540)
Net assets, beginning of year	41,880,333	137,944,423	215,509,235	257,210,775
Net assets, end of year	$32,519,239	$41,880,333	$229,997,445	$215,509,235
Net assets include accumulated undistributed net investment income (loss)	$35,310	$—	$1,851,053	$1,697,631

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income (loss)	$420,082	$425,248	$(1,140,998)	$(1,373,343)
Net realized gain (loss)	3,079,528	(1,295,466)	29,906,662	15,023,871
Change in net unrealized appreciation/depreciation	8,981,555	6,741,046	28,817,918	24,224,475
Net increase in net assets from operations	12,481,165	5,870,828	57,583,582	37,875,003
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(399,917)	(1,002,633)	—	—
Class B:
Net investment income and net foreign currency gains	—	(896)	—	—
Class C:
Net investment income and net foreign currency gains	(5,988)	(78,334)	—	—
Class Y:
Net investment income and net foreign currency gains	(19,421)	(54,618)	—	—
Decrease in net assets from dividends and distributions	(425,326)	(1,136,481)	—	—
Beneficial interest transactions:
Proceeds from shares sold	471,989	749,584	35,363,698	29,302,395
Shares issued on reinvestment of dividends and distributions	373,492	1,014,890	—	—
Cost of shares redeemed	(10,043,500)	(10,789,645)	(65,190,814)	(119,644,217)
Redemption fees	927	364	20,306	19,963
Net decrease in net assets resulting from beneficial interest transactions	(9,197,092)	(9,024,807)	(29,806,810)	(90,321,859)
Increase (decrease) in net assets	2,858,747	(4,290,460)	27,776,772	(52,446,856)
Net assets, beginning of year	47,510,440	51,800,900	125,720,720	178,167,576
Net assets, end of year	$50,369,187	$47,510,440	$153,497,492	$125,720,720
Net assets include accumulated undistributed net investment income	$418,812	$424,833	$73,800	$52,994

See accompanying notes to financial statements.

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UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.36	$9.46	$13.54	$15.47	$12.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.05	0.10	0.15	0.13
Net realized and unrealized gain (loss) from investment activities	2.61	1.12	(3.57)	(2.08)	2.47
Total income (loss) from investment operations	2.64	1.17	(3.47)	(1.93)	2.60
Less dividends/distributions:
From net investment income	(0.33)	(0.27)	(0.61)	—	(0.12)
Net asset value, end of year	$12.67	$10.36	$9.46	$13.54	$15.47
Total investment return[2]	25.52%	12.05%	(24.86)%	(12.48)%	20.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%	1.55%	1.48%	1.31%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.50%	1.50%	1.25%	1.25%	1.25%
Net investment income (loss)	0.26%	0.47%	1.10%	0.98%	0.91%
Supplemental data:
Net assets, end of year (000's)	$67,172	$64,979	$72,280	$117,601	$168,208
Portfolio turnover rate	83%	83%	76%	66%	32%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.08	$9.22	$13.13	$15.11	$12.69
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.04)	0.02	0.02	0.01
Net realized and unrealized gain (loss) from investment activities	2.54	1.09	(3.43)	(2.00)	2.43
Total income (loss) from investment operations	2.48	1.05	(3.41)	(1.98)	2.44
Less dividends/distributions:
From net investment income	(0.18)	(0.19)	(0.50)	—	(0.02)
Net asset value, end of year	$12.38	$10.08	$9.22	$13.13	$15.11
Total investment return[2]	24.59%	11.27%	(25.39)%	(13.10)%	19.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.20%	2.27%	2.25%	2.05%	2.17%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.23%[3]	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.49)%	(0.34)%	0.26%	0.17%	0.10%
Supplemental data:
Net assets, end of year (000's)	$598	$733	$1,254	$3,814	$7,439
Portfolio turnover rate	83%	83%	76%	66%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS Global Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.94	$9.13	$13.05	$15.02	$12.65
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.03)	0.03	0.03	0.02
Net realized and unrealized gain (loss) from investment activities	2.50	1.07	(3.44)	(2.00)	2.42
Total income (loss) from investment operations	2.44	1.04	(3.41)	(1.97)	2.44
Less dividends/distributions:
From net investment income	(0.23)	(0.23)	(0.51)	—	(0.07)
Net asset value, end of year	$12.15	$9.94	$9.13	$13.05	$15.02
Total investment return[2]	24.48%	11.29%	(25.46)%	(13.12)%	19.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.32%	2.34%	2.30%	2.11%	2.14%
Expenses after fee waivers and/or expense reimbursement	2.25%	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.49)%	(0.28)%	0.34%	0.23%	0.16%
Supplemental data:
Net assets, end of year (000's)	$20,863	$20,499	$22,519	$35,900	$52,378
Portfolio turnover rate	83%	83%	76%	66%	32%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.65	$9.69	$13.84	$15.78	$13.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.08	0.13	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	2.68	1.16	(3.63)	(2.13)	2.52
Total income (loss) from investment operations	2.76	1.24	(3.50)	(1.94)	2.69
Less dividends/distributions:
From net investment income	(0.37)	(0.28)	(0.65)	—	(0.14)
Net asset value, end of year	$13.04	$10.65	$9.69	$13.84	$15.78
Total investment return[2]	25.98%	12.51%	(24.52)%	(12.29)%	20.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%	1.15%	1.08%	0.96%	0.99%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%	1.15%	1.00%	1.00%[3]	0.99%
Net investment income (loss)	0.62%	0.67%	1.27%	1.29%	1.16%
Supplemental data:
Net assets, end of year (000's)	$23,230	$25,227	$66,646	$164,307	$180,027
Portfolio turnover rate	83%	83%	76%	66%	32%

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.62	$6.48	$9.97	$12.99	$10.98
Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.10	0.17	0.17
Net realized and unrealized gain (loss) from investment activities	1.78	0.54	(2.89)	(1.83)	2.47
Total income (loss) from investment operations	1.85	0.60	(2.79)	(1.66)	2.64
Less dividends/distributions:
From net investment income	(0.26)	(0.46)	(0.16)	(0.20)	(0.11)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.26)	(0.46)	(0.70)	(1.36)	(0.63)
Net asset value, end of year	$8.21	$6.62	$6.48	$9.97	$12.99
Total investment return[2]	28.14%	8.65%	(26.75)%	(13.93)%	24.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.04%	1.76%	1.57%	1.32%	1.38%[3]
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.26%[3]
Net investment income	0.93%	0.83%	1.50%	1.43%	1.42%
Supplemental data:
Net assets, end of year (000's)	$9,207	$6,875	$7,809	$17,023	$26,564
Portfolio turnover rate	76%	71%	124%	55%	72%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.60	$6.49	$9.79	$12.81	$10.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	0.06	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	1.81	0.54	(2.82)	(1.79)	2.46
Total income (loss) from investment operations	1.80	0.55	(2.76)	(1.71)	2.52
Less dividends/distributions:
From net investment income	—	(0.44)	—	(0.15)	(0.01)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	—	(0.44)	(0.54)	(1.31)	(0.53)
Net asset value, end of year	$8.40	$6.60	$6.49	$9.79	$12.81
Total investment return[2]	27.27%	7.85%	(27.30)%	(14.55)%	23.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.87%	2.56%	2.52%	2.25%	2.25%[3]
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.01%[3]
Net investment income (loss)	(0.09)%	0.08%	0.93%	0.67%	0.51%
Supplemental data:
Net assets, end of year (000's)	$40	$208	$218	$324	$555
Portfolio turnover rate	76%	71%	124%	55%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Includes interest expense of 0.01%.

UBS International Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.47	$6.34	$9.69	$12.71	$10.76
Income (loss) from investment operations:
Net investment income[1]	0.03	0.01	0.05	0.09	0.08
Net realized and unrealized gain (loss) from investment activities	1.72	0.53	(2.80)	(1.79)	2.42
Total income (loss) from investment operations	1.75	0.54	(2.75)	(1.70)	2.50
Less dividends/distributions:
From net investment income	(0.20)	(0.41)	(0.06)	(0.16)	(0.03)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.20)	(0.41)	(0.60)	(1.32)	(0.55)
Net asset value, end of year	$8.02	$6.47	$6.34	$9.69	$12.71
Total investment return[2]	27.14%	7.86%	(27.33)%	(14.51)%	23.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.82%	2.56%	2.38%	2.13%	2.16%[3]
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.01%[3]
Net investment income	0.32%	0.10%	0.75%	0.75%	0.66%
Supplemental data:
Net assets, end of year (000's)	$1,405	$866	$914	$1,949	$2,576
Portfolio turnover rate	76%	71%	124%	55%	72%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.65	$6.51	$10.05	$13.07	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.12	0.21	0.20
Net realized and unrealized gain (loss) from investment activities	1.79	0.57	(2.91)	(1.85)	2.49
Total income (loss) from investment operations	1.88	0.63	(2.79)	(1.64)	2.69
Less dividends/distributions:
From net investment income	(0.28)	(0.49)	(0.21)	(0.22)	(0.14)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.28)	(0.49)	(0.75)	(1.38)	(0.66)
Net asset value, end of year	$8.25	$6.65	$6.51	$10.05	$13.07
Total investment return[2]	28.46%	8.94%	(26.62)%	(13.63)%	24.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.78%	1.55%	1.42%	1.13%	1.16%[3]
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.01%[3]
Net investment income (loss)	1.13%	0.84%	1.81%	1.79%	1.63%
Supplemental data:
Net assets, end of year (000's)	$17,829	$18,724	$66,665	$129,573	$172,150
Portfolio turnover rate	76%	71%	124%	55%	72%

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class Y
	Year ended June 30, 2011	Year ended June 30, 2011	Year ended June 30, 2011
Net asset value, beginning of year	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.28)	(0.18)
Net realized and unrealized loss from investment activities	(0.12)	(0.09)	(0.10)
Total loss from investment operations	(0.32)	(0.37)	(0.28)
Redemption fees	0.02	0.00[3]	—
Net asset value, end of year	$9.70	$9.63	$9.72
Total investment return[2]	(3.00)%	(3.60)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.26%	5.94%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.13%	4.94%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	2.50%	1.50%
Net investment loss	(2.07)%	(2.84)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$4,466	$904	$14,583
Portfolio turnover rate	460%	460%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

This page has been left blank intentionally.

UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.01)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	1.91	0.71	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	1.93	0.70	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	—	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$8.94	$7.01	$6.31	$8.82	$11.55
Total investment return[2]	27.53%	11.09%	(27.52)%	(18.49)%	15.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.54%	2.44%	2.47%	1.93%	1.93%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.03%	2.24%	2.24%	1.93%	1.88%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%[4]
Net investment income (loss)	0.24%	(0.10)%	0.63%	0.47%	0.30%[4]
Supplemental data:
Net assets, end of period (000's)	$16,726	$22,938	$33,137	$93,344	$187,444
Portfolio turnover rate	85%	130%	154%	72%	81%

	Class Y
	Year ended June 30,				For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.04	0.01	0.00[5]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	1.92	0.70	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	1.96	0.71	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.03)	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	(0.03)	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$8.94	$7.01	$6.30	$8.82	$11.55
Total investment return[2]	27.91%	11.27%	(27.22)%	(18.34)%	15.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.26%	2.16%	2.33%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.78%	2.00%	2.25%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Net investment income	0.48%	0.12%	0.07%	0.74%	0.43%[4]
Supplemental data:
Net assets, end of period (000's)	$10,764	$12,132	$95,804	$9,121	$5,405
Portfolio turnover rate	85%	130%	154%	72%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Year ended June 30,		For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$6.93	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.06)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.89	0.70	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	1.85	0.64	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	—	(0.65)	(0.01)
Net asset value, end of period	$8.78	$6.93	$6.29	$8.74	$11.50
Total investment return[2]	26.70%	10.18%	(28.03)%	(19.11)%	15.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.36%	3.27%	3.30%	2.74%	2.72%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.78%	2.98%	2.99%	2.68%	2.64%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%[4]
Net investment income (loss)	(0.52)%	(0.85)%	(0.12)%	(0.28)%	(0.44)%[4]
Supplemental data:
Net assets, end of period (000's)	$5,029	$6,810	$9,003	$22,823	$42,750
Portfolio turnover rate	85%	130%	154%	72%	81%

3  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

4  Annualized.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.79	$11.48	$16.63	$21.19	$18.24
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.13	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	3.65	1.54	(4.84)	(3.68)	3.52
Total income (loss) from investment operations	3.74	1.60	(4.71)	(3.52)	3.67
Less dividends/distributions:
From net investment income	(0.07)	(0.29)	(0.07)	(0.16)	(0.10)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.07)	(0.29)	(0.44)	(1.04)	(0.72)
Net asset value, end of year	$16.46	$12.79	$11.48	$16.63	$21.19
Total investment return[2]	29.28%	13.75%	(28.04)%	(17.17)%	20.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.19%	1.33%	1.28%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.28%	1.16%	1.18%
Net investment income (loss)	0.57%	0.47%	1.05%	0.83%	0.75%
Supplemental data:
Net assets, end of year (000's)	$19,832	$23,164	$34,406	$90,558	$158,138
Portfolio turnover rate	60%	50%	62%	47%	34%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.50	$11.14	$16.20	$20.66	$17.84
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.04)	0.04	0.01	0.00[4]
Net realized and unrealized gain (loss) from investment activities	3.56	1.49	(4.71)	(3.58)	3.44
Total income (loss) from investment operations	3.54	1.45	(4.67)	(3.57)	3.44
Less dividends/distributions:
From net investment income	—	(0.09)	(0.02)	(0.01)	—
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	(0.09)	(0.39)	(0.89)	(0.62)
Net asset value, end of year	$16.04	$12.50	$11.14	$16.20	$20.66
Total investment return[2]	28.32%	12.96%	(28.61)%	(17.79)%	19.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.06%	2.10%	2.02%	1.93%	1.95%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	2.02%	1.93%	1.95%
Net investment income (loss)	(0.17)%	(0.28)%	0.33%	0.07%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$144	$170	$265	$635	$870
Portfolio turnover rate	60%	50%	62%	47%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.37	$11.14	$16.21	$20.66	$17.83
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.04)	0.04	0.02	0.00[4]
Net realized and unrealized gain (loss) from investment activities	3.54	1.50	(4.71)	(3.59)	3.45
Total income (loss) from investment operations	3.51	1.46	(4.67)	(3.57)	3.45
Less dividends/distributions:
From net investment income	—	(0.23)	(0.03)	—	—
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	(0.23)	(0.40)	(0.88)	(0.62)
Net asset value, end of year	$15.88	$12.37	$11.14	$16.21	$20.66
Total investment return[2]	28.38%	12.92%	(28.57)%	(17.76)%	19.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.00%	2.01%	1.96%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.96%	1.91%	1.92%
Net investment income (loss)	(0.18)%	(0.28)%	0.35%	0.09%	0.01%
Supplemental data:
Net assets, end of year (000's)	$3,467	$3,539	$4,719	$6,382	$10,591
Portfolio turnover rate	60%	50%	62%	47%	34%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.91	$11.62	$16.85	$21.44	$18.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.10	0.17	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	3.68	1.56	(4.91)	(3.72)	3.56
Total income (loss) from investment operations	3.81	1.66	(4.74)	(3.50)	3.77
Less dividends/distributions:
From net investment income	(0.12)	(0.37)	(0.12)	(0.21)	(0.14)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.12)	(0.37)	(0.49)	(1.09)	(0.76)
Net asset value, end of year	$16.60	$12.91	$11.62	$16.85	$21.44
Total investment return[2]	29.57%	14.04%	(27.85)%	(16.87)%	20.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.94%	0.99%	0.96%	0.87%	0.89%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.96%	0.87%	0.89%
Net investment income (loss)	0.82%	0.72%	1.39%	1.13%	1.04%
Supplemental data:
Net assets, end of year (000's)	$206,555	$188,636	$217,821	$645,803	$833,023
Portfolio turnover rate	60%	50%	62%	47%	34%

3   The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

4   Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.33	$4.94	$8.42	$11.66	$10.54
Income (loss) from investment operations:
Net investment income[1]	0.06	0.05	0.11	0.14	0.13
Net realized and unrealized gain (loss) from investment activities	1.41	0.46	(2.66)	(2.25)	2.03
Total income (loss) from investment operations	1.47	0.51	(2.55)	(2.11)	2.16
Less dividends/distributions:
From net investment income	(0.06)	(0.12)	(0.06)	(0.14)	(0.11)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.06)	(0.12)	(0.93)	(1.13)	(1.04)
Net asset value, end of year	$6.74	$5.33	$4.94	$8.42	$11.66
Total investment return[2]	27.57%	10.16%	(29.74)%	(19.38)%	21.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.61%	1.61%	1.52%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.10%	1.10%	1.10%
Net investment income	0.88%	0.83%	1.89%	1.35%	1.12%
Supplemental data:
Net assets, end of year (000's)	$43,766	$41,012	$43,951	$78,989	$113,213
Portfolio turnover rate	85%	70%	67%	52%	27%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.29	$4.87	$8.33	$11.50	$10.39
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.00[3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	1.42	0.45	(2.62)	(2.21)	2.00
Total income (loss) from investment operations	1.42	0.45	(2.56)	(2.15)	2.04
Less dividends/distributions:
From net investment income	—	(0.03)	(0.03)	(0.03)	—
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	—	(0.03)	(0.90)	(1.02)	(0.93)
Net asset value, end of year	$6.71	$5.29	$4.87	$8.33	$11.50
Total investment return[2]	26.84%	9.18%	(30.23)%	(19.92)%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.48%	2.62%	2.48%	2.17%	2.19%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.08%	0.09%	1.14%	0.59%	0.39%
Supplemental data:
Net assets, end of year (000's)	$35	$94	$247	$471	$1,061
Portfolio turnover rate	85%	70%	67%	52%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Value Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.20	$4.83	$8.26	$11.42	$10.34
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	1.39	0.45	(2.60)	(2.18)	1.99
Total income (loss) from investment operations	1.40	0.45	(2.54)	(2.12)	2.03
Less dividends/distributions:
From net investment income	(0.01)	(0.08)	(0.02)	(0.05)	(0.02)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.01)	(0.08)	(0.89)	(1.04)	(0.95)
Net asset value, end of year	$6.59	$5.20	$4.83	$8.26	$11.42
Total investment return[2]	26.87%	9.08%	(30.25)%	(19.83)%	20.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	2.41%	2.33%	2.10%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.13%	0.08%	1.13%	0.60%	0.37%
Supplemental data:
Net assets, end of year (000's)	$4,992	$4,889	$5,429	$9,795	$15,919
Portfolio turnover rate	85%	70%	67%	52%	27%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.36	$4.97	$8.46	$11.71	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.12	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	1.43	0.47	(2.67)	(2.25)	2.05
Total income (loss) from investment operations	1.50	0.53	(2.55)	(2.09)	2.20
Less dividends/distributions:
From net investment income	(0.07)	(0.14)	(0.07)	(0.17)	(0.14)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.07)	(0.14)	(0.94)	(1.16)	(1.07)
Net asset value, end of year	$6.79	$5.36	$4.97	$8.46	$11.71
Total investment return[2]	28.13%	10.39%	(29.53)%	(19.15)%	21.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.48%	1.50%	1.45%	1.13%	1.06%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.85%	0.85%	0.85%
Net investment income	1.13%	1.07%	2.08%	1.60%	1.36%
Supplemental data:
Net assets, end of year (000's)	$1,576	$1,515	$2,174	$5,694	$9,074
Portfolio turnover rate	85%	70%	67%	52%	27%

3  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.60	$8.56	$13.31	$15.94	$14.41
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.10)	(0.06)	(0.12)	(0.14)
Net realized and unrealized gain (loss) from investment activities	5.53	2.14	(4.69)	(1.47)	2.14
Total income (loss) from investment operations	5.40	2.04	(4.75)	(1.59)	2.00
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$16.00	$10.60	$8.56	$13.31	$15.94
Total investment return[2]	50.94%	23.83%	(35.68)%	(10.25)%	14.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.54%	1.60%	1.67%	1.47%	1.65%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.28%	1.28%	1.28%
Net investment loss	(0.95)%	(1.00)%	(0.60)%	(0.81)%	(0.93)%
Supplemental data:
Net assets, end of year (000's)	$38,319	$28,586	$41,141	$92,759	$149,362
Portfolio turnover rate	55%	72%	73%	51%	34%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.89	$8.05	$12.59	$15.25	$13.91
Income (loss) from investment operations:
Net investment loss[1]	(0.21)	(0.17)	(0.12)	(0.22)	(0.24)
Net realized and unrealized gain (loss) from investment activities	5.13	2.01	(4.42)	(1.40)	2.05
Total income (loss) from investment operations	4.92	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$14.81	$9.89	$8.05	$12.59	$15.25
Total investment return[2]	49.75%	22.86%	(36.06)%	(10.94)%	13.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.25%	2.91%	2.55%	2.20%	2.29%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment income (loss)	(1.68)%	(1.75)%	(1.38)%	(1.58)%	(1.69)%
Supplemental data:
Net assets, end of year (000's)	$31	$74	$177	$661	$1,798
Portfolio turnover rate	55%	72%	73%	51%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.87	$8.03	$12.57	$15.23	$13.89
Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.17)	(0.12)	(0.21)	(0.24)
Net realized and unrealized gain (loss) from investment activities	5.13	2.01	(4.42)	(1.41)	2.05
Total income (loss) from investment operations	4.91	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$14.78	$9.87	$8.03	$12.57	$15.23
Total investment return[2]	49.75%	22.91%	(36.11)%	(10.95)%	13.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.37%	2.50%	2.45%	2.25%	2.28%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment loss	(1.70)%	(1.75)%	(1.38)%	(1.55)%	(1.68)%
Supplemental data:
Net assets, end of year (000's)	$2,961	$2,336	$2,471	$6,042	$7,877
Portfolio turnover rate	55%	72%	73%	51%	34%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.00	$8.86	$13.74	$16.38	$14.75
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.08)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gain (loss) from investment activities	5.74	2.22	(4.85)	(1.52)	2.20
Total income (loss) from investment operations	5.64	2.14	(4.88)	(1.60)	2.10
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$16.64	$11.00	$8.86	$13.74	$16.38
Total investment return[2]	51.27%	24.15%	(35.51)%	(10.03)%	14.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.13%	1.21%	1.25%	1.12%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.15%	1.03%	1.03%	1.03%
Net investment income (loss)	(0.70)%	(0.74)%	(0.36)%	(0.55)%	(0.68)%
Supplemental data:
Net assets, end of year (000's)	$112,186	$94,725	$134,378	$272,666	$303,029
Portfolio turnover rate	55%	72%	73%	51%	34%

3   Amount represents less than $0.005 per share.

4   The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following seven funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund (commenced operations July 1, 2010), UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund, except UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund do not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A: Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer

The UBS Funds

Notes to financial statements

market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments.

The UBS Funds

Notes to financial statements

These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfer in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim period beginning after December 15, 2010.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found in the Portfolio of investments. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2011, except for forward foreign currency contracts for UBS Global Equity Fund and UBS International Equity Fund, for which the average volume during the year was greater than at year end.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt

The UBS Funds

Notes to financial statements

sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

The UBS Funds

Notes to financial statements

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Short sales: UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Market Neutral Multi-Strategy Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Market Neutral Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

H. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

I. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The UBS Funds

Notes to financial statements

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. Commission recapture program: The Funds participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Equity Fund	$13,800
UBS U.S. Equity Alpha Fund	9,871
UBS U.S. Large Cap Equity Fund	42,613
UBS U.S. Large Cap Value Equity Fund	14,399

K. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1.0 billion	$1.0 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%
UBS Market Neutral Multi-Strategy Fund	1.250	1.250	1.250	1.250

For UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment

The UBS Funds

Notes to financial statements

companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed and/or (recouped)
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$916,647	$35,535[1]
UBS International Equity Fund	1.25	2.00	2.00	1.00	228,833	223,717
UBS Market Neutral Multi-Strategy Fund	1.75	N/A*	2.50	1.50	309,726	255,270
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	383,898	197,761
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	1,671,255	(14,501)[2]
UBS U.S. Large Cap Value Equity Fund	1.20	1.95	1.95	0.95	361,600	216,533
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	1,245,999	37,108[3]

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

1  Includes recoupment of $216 for Class B.

2  Includes recoupment of $1,030 for Class A and $15,572 for Class Y.

3  Includes recoupment of $16,758 for Class Y.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2011 are subject to repayment through June 30, 2014. At June 30, 2011, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Global Equity Fund—Class A	$239,149	$183,038	$35,216	$20,895
UBS Global Equity Fund—Class B	5,661	5,646	15	—
UBS Global Equity Fund—Class C	108,362	71,037	22,469	14,856
UBS Global Equity Fund—Class Y	76,072	76,072	—	—
UBS Market Neutral Multi-Strategy Fund—Class A	48,384	—	—	48,384
UBS Market Neutral Multi-Strategy Fund—Class C	7,708	—	—	7,708
UBS Market Neutral Multi-Strategy Fund—Class Y	199,178	—	—	199,178
UBS U.S. Equity Alpha Fund—Class A	287,135	117,100	65,041	104,994
UBS U.S. Equity Alpha Fund—Class C	101,942	40,859	25,435	35,648
UBS U.S. Equity Alpha Fund—Class Y	157,415	23,783	76,513	57,119
UBS U.S. Large Cap Equity Fund—Class A	38,849	—	38,849	—
UBS U.S. Large Cap Equity Fund—Class B	487	—	318	169
UBS U.S. Large Cap Equity Fund—Class C	4,592	—	2,660	1,932
UBS U.S. Large Cap Equity Fund—Class Y	69,235	—	69,235	—-

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS U.S. Large Cap Value Equity Fund—Class A	$604,595	$224,763	$196,379	$183,453
UBS U.S. Large Cap Value Equity Fund—Class B	3,676	2,049	1,215	412
UBS U.S. Large Cap Value Equity Fund—Class C	81,294	30,998	26,604	23,692
UBS U.S. Large Cap Value Equity Fund—Class Y	37,468	16,498	11,994	8,976
UBS U.S. Small Cap Growth Fund—Class A	340,670	218,473	74,652	47,545
UBS U.S. Small Cap Growth Fund—Class B	2,672	1,681	940	51
UBS U.S. Small Cap Growth Fund—Class C	29,605	14,437	8,898	6,270
UBS U.S. Small Cap Growth Fund—Class Y	418,948	356,380	62,568	—

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Global Equity Fund	$14,770	$91,700
UBS International Equity Fund	3,575	21,460
UBS Market Neutral Multi-Strategy Fund	3,059	18,584
UBS U.S. Equity Alpha Fund	4,181	28,802
UBS U.S. Large Cap Equity Fund	30,398	179,125
UBS U.S. Large Cap Value Equity Fund	6,428	38,757
UBS U.S. Small Cap Growth Fund	19,668	110,031

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending in the Statement of operations.

The UBS Funds

Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2011, were as follows:

Fund	UBS AG
UBS International Equity Fund	$434
UBS Market Neutral Multi-Strategy Fund	11,371
UBS U.S. Equity Alpha Fund	237
UBS U.S. Large Cap Equity Fund	2,648
UBS U.S. Large Cap Value Equity Fund	361
UBS U.S. Small Cap Growth Fund	326

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS Market Neutral Multi-Strategy Fund	0.25	N/A*	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At June 30, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$28,533	$18,851
UBS Global Equity Fund—Class B	1,041	315
UBS Global Equity Fund—Class C	35,785	64
UBS International Equity Fund—Class A	3,784	1,477
UBS International Equity Fund—Class B	69	1,501
UBS International Equity Fund—Class C	2,341	18
UBS Market Neutral Multi-Strategy Fund—Class A	1,861	19,548
UBS Market Neutral Multi-Strategy Fund—Class C	1,535	590
UBS U.S. Equity Alpha Fund—Class A	7,208	1,886
UBS U.S. Equity Alpha Fund—Class C	8,545	26
UBS U.S. Large Cap Equity Fund—Class A	8,619	485
UBS U.S. Large Cap Equity Fund—Class B	243	681
UBS U.S. Large Cap Equity Fund—Class C	5,989	52

The UBS Funds

Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS U.S. Large Cap Value Equity Fund—Class A	$18,492	$712
UBS U.S. Large Cap Value Equity Fund—Class B	60	59
UBS U.S. Large Cap Value Equity Fund—Class C	8,493	—
UBS U.S. Small Cap Growth Fund—Class A	15,783	3,203
UBS U.S. Small Cap Growth Fund—Class B	51	119
UBS U.S. Small Cap Growth Fund—Class C	4,979	9

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Global Equity Fund	$69,317
UBS International Equity Fund	3,722
UBS Market Neutral Multi-Strategy Fund	2,174
UBS U.S. Equity Alpha Fund	11,670
UBS U.S. Large Cap Equity Fund	5,224
UBS U.S. Large Cap Value Equity Fund	20,592
UBS U.S. Small Cap Growth Fund	13,271

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market,

The UBS Funds

Notes to financial statements

which is included in each Fund's respective Portfolio of investments. The value of loaned securities and related collateral outstanding at June 30, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Equity Fund	$3,232,999	$3,462,365	$3,462,365
UBS International Equity Fund	1,543,205	1,597,843	1,597,843
UBS U.S. Large Cap Equity Fund	10,408,025	10,614,564	10,614,564
UBS U.S. Large Cap Value Equity Fund	1,993,505	2,040,331	2,040,331
UBS U.S. Small Cap Growth Fund	16,813,387	17,143,760	17,143,760

6. Purchases and sales of securities

For the year ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales Proceeds
UBS Global Equity Fund	$99,325,243	$123,136,451
UBS International Equity Fund	21,017,487	25,334,111
UBS Market Neutral Multi-Strategy Fund	190,478,847	190,470,194
UBS U.S. Equity Alpha Fund	46,515,674	66,123,332
UBS U.S. Large Cap Equity Fund	139,189,537	179,655,246
UBS U.S. Large Cap Value Equity Fund	42,972,653	51,821,842
UBS U.S. Small Cap Growth Fund	79,794,891	111,595,574

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income
UBS Global Equity Fund	$3,119,145	$3,426,325
UBS International Equity Fund	958,768	3,547,234
UBS U.S. Equity Alpha Fund	35,347	—
UBS U.S. Large Cap Equity Fund	1,698,152	5,959,814
UBS U.S. Large Cap Value Equity Fund	425,326	1,136,481

The UBS Funds

Notes to financial statements

At June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Global Equity Fund	$156,158	$—	$(28,073,690)	$8,837,528	$(19,080,004)
UBS International Equity Fund	462,950	—	(12,666,856)	4,259,940	(7,943,966)
UBS Market Neutral Multi-Strategy Fund	—	10,476	—	(640,378)	(629,902)
UBS U.S. Equity Alpha Fund	35,310	—	(22,504,210)	2,514,193	(19,954,707)
UBS U.S. Large Cap Equity Fund	1,851,053	—	(188,746,115)	27,748,500	(159,146,562)
UBS U.S. Large Cap Value Equity Fund	418,812	—	(20,462,890)	4,279,337	(15,764,741)
UBS U.S. Small Cap Growth Fund	—	—	(41,811,793)	48,083,088	6,271,295

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2011 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Global Equity Fund	$300,749	$(300,749)	$—
UBS International Equity Fund	289,494	(289,494)	—
UBS Market Neutral Multi-Strategy Fund	404,773	(374,763)	(30,010)
UBS U.S. Equity Alpha Fund	(2,190)	2,190	—
UBS U.S. Large Cap Equity Fund	(13,577)	13,577	—
UBS U.S. Large Cap Value Equity Fund	(777)	777	—
UBS U.S. Small Cap Growth Fund	1,161,804	34,033	(1,195,837)

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Global Equity Fund	$—	$(28,073,690)
UBS International Equity Fund	(407,480)	(12,259,376)
UBS U.S. Equity Alpha Fund	(10,000,522)	(12,503,688)
UBS U.S. Large Cap Equity Fund	(21,228,626)	(167,517,489)
UBS U.S. Large Cap Value Equity Fund	(246,302)	(20,216,588)
UBS U.S. Small Cap Growth Fund	—	(41,811,793)

During the fiscal year ended June 30, 2011, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Global Equity Fund	$20,915,183
UBS International Equity Fund	5,230,810
UBS U.S. Equity Alpha Fund	5,529,973
UBS U.S. Large Cap Equity Fund	30,844,209
UBS U.S. Large Cap Value Equity Fund	1,788,425
UBS U.S. Small Cap Growth Fund	29,834,563

The UBS Funds

Notes to financial statements

As of and during the year ended June 30, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2011, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS International Equity Fund	$1,013,000	5	$141	1.00%
UBS U.S. Large Cap Equity Fund	11,371,015	4	1,138	0.90

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2011.

9. Shares of beneficial interest

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	149,340	$1,920,017	325	$3,955
Shares repurchased	(1,272,205)	(15,817,784)	(9,813)	(116,256)
Shares converted from Class B to Class A	14,757	175,773	(15,153)	(175,773)
Dividends reinvested	137,883	1,709,749	234	2,843
Redemption fees	—	611	—	—
Net decrease	(970,225)	$(12,011,634)	(24,407)	$(285,231)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,431	$197,648	96,980	$1,251,685
Shares repurchased	(394,695)	(4,714,816)	(746,159)	(9,509,898)
Dividends reinvested	33,701	402,393	61,666	785,010
Redemption fees	—	26	—	84
Net decrease	(344,563)	$(4,114,749)	(587,513)	$(7,473,119)

The UBS Funds

Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	249,435	$2,003,310	—	$—
Shares repurchased	(202,651)	(1,587,735)	(23,771)	(189,375)
Shares converted from Class B to Class A	2,906	20,748	(2,898)	(20,748)
Dividends reinvested	34,276	272,493	—	—
Redemption fees	—	1,407	—	—
Net increase (decrease)	83,966	$710,223	(26,669)	$(210,123)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	69,592	$553,419	124,651	$994,876
Shares repurchased	(31,259)	(237,769)	(856,335)	(6,607,896)
Dividends reinvested	3,173	24,751	79,234	632,293
Redemption fees	—	173	—	667
Net increase (decrease)	41,506	$340,574	(652,450)	$(4,980,060)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	777,025	$7,714,287	101,962	$1,010,977	2,012,541	$20,131,307
Shares repurchased	(316,440)	(3,117,135)	(8,065)	(78,956)	(512,820)	(5,000,000)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	6,897	—	199	—	—
Net increase	460,585	$4,604,049	93,897	$932,220	1,499,721	$15,131,307

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	179,920	$1,500,075	2,316	$18,343	40,956	$336,170
Shares repurchased	(1,583,001)	(13,094,969)	(412,009)	(3,366,542)	(571,800)	(4,656,964)
Dividends reinvested	—	—	—	—	4,203	35,347
Redemption fees	—	1,189	—	70	—	913
Net decrease	(1,403,081)	$(11,593,705)	(409,693)	$(3,348,129)	(526,641)	$(4,284,534)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	213,632	$3,246,905	—	$—
Shares repurchased	(827,199)	(12,817,491)	(3,733)	(50,295)
Shares converted from Class B to Class A	866	13,311	(887)	(13,311)
Dividends reinvested	6,676	103,343	—	—
Redemption fees	—	2,579	—	—
Net decrease	(606,025)	$(9,451,353)	(4,620)	$(63,606)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,660	$172,260	2,464,964	$37,044,986
Shares repurchased	(79,289)	(1,160,430)	(4,738,066)	(71,656,774)
Dividends reinvested	—	—	—	1,579,780
Redemption fees	—	90	101,333	16,648
Net decrease	(67,629)	$(988,080)	(2,171,769)	$(33,015,360)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	34,230	$218,247	—	$—
Shares repurchased	(1,310,446)	(8,274,037)	(2,132)	(13,071)
Shares converted from Class B to Class A	10,412	69,198	(10,460)	(69,198)
Dividends reinvested	55,116	348,885	—	—
Redemption fees	—	756	—	—
Net decrease	(1,210,688)	$(7,636,951)	(12,592)	$(82,269)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	24,844	$155,122	4,632	$29,422
Shares repurchased	(207,858)	(1,310,763)	(57,989)	(376,431)
Dividends reinvested	878	5,453	3,007	19,154
Redemption fees	—	160	—	11
Net decrease	(182,136)	$(1,150,028)	(50,350)	$(327,844)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	571,513	$8,030,544	—	$—
Shares repurchased	(876,247)	(11,899,215)	(1,360)	(15,253)
Shares converted from Class B to Class A	3,726	50,744	(4,007)	(50,744)
Redemption fees	—	3,633	—	—
Net decrease	(301,008)	$(3,814,294)	(5,367)	$(65,997)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	20,977	$283,069	1,835,735	$26,999,341
Shares repurchased	(57,351)	(744,060)	(3,705,564)	(52,481,542)
Redemption fees	—	9	—	16,664
Net decrease	(36,374)	$(460,982)	(1,869,829)	$(25,465,537)

The UBS Funds

Notes to financial statements

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	145,285	$1,671,360	370	$3,963
Shares repurchased	(1,710,774)	(19,257,996)	(12,210)	(130,804)
Shares converted from Class B to Class A	50,653	548,079	(52,051)	(548,079)
Dividends reinvested	148,169	1,703,949	610	6,849
Redemption fees	—	2,645	—	—
Net decrease	(1,366,667)	$(15,331,963)	(63,281)	$(668,071)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	51,808	$561,877	198,746	$2,341,308
Shares repurchased	(500,865)	(5,481,257)	(4,795,448)	(55,291,516)
Dividends reinvested	44,968	498,254	89,155	1,050,250
Redemption fees	—	179	—	—
Net decrease	(404,089)	$(4,420,947)	(4,507,547)	$(51,899,958)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	69,558	$517,761	—	$—
Shares repurchased	(302,849)	(2,206,513)	(3,341)	(24,442)
Shares converted from Class B to Class A	872	6,532	(873)	(6,532)
Dividends reinvested	65,443	477,730	2,021	14,771
Redemption fees	—	18	—	—
Net decrease	(166,976)	$(1,204,472)	(2,193)	$(16,203)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,365	$195,421	574,341	$4,301,580
Shares repurchased	(45,826)	(325,595)	(8,401,530)	(62,578,915)
Dividends reinvested	8,153	58,374	401,282	2,937,384
Redemption fees	—	24	—	—
Net decrease	(10,308)	$(71,776)	(7,425,907)	$(55,339,951)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	425,830	$3,263,919	32,228	$247,136	582,815	$3,686,054
Shares repurchased	(2,400,367)	(18,257,508)	(480,716)	(3,582,496)	(14,052,092)	(105,523,694)
Redemption fees	—	1,576	—	6	—	—
Net decrease	(1,974,537)	$(14,992,013)	(448,488)	$(3,335,354)	(13,469,277)	$(101,837,640)

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	211,919	$2,862,468	—	$—
Shares repurchased	(1,441,915)	(19,457,342)	(8,841)	(110,351)
Shares converted from Class B to Class A	1,396	18,466	(1,434)	(18,466)
Dividends reinvested	42,141	581,128	86	1,161
Redemption fees	—	1,524	—	—
Net decrease	(1,186,459)	$(15,993,756)	(10,189)	$(127,656)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	29,251	$383,526	1,787,956	$24,638,984
Shares repurchased	(171,958)	(2,193,369)	(6,301,552)	(86,752,280)
Dividends reinvested	5,224	69,956	377,838	5,251,944
Redemption fees	—	334	—	29,859
Net decrease	(137,483)	$(1,739,553)	(4,135,758)	$(56,831,493)

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	50,208	$292,843	—	$—
Shares repurchased	(1,420,888)	(8,212,013)	(6,448)	(36,185)
Shares converted from Class B to Class A	26,216	152,591	(26,548)	(152,591)
Dividends reinvested	151,731	886,108	122	713
Redemption fees	—	208	—	—
Net decrease	(1,192,733)	$(6,880,263)	(32,874)	$(188,063)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,177	$122,270	31,414	$181,880
Shares repurchased	(219,077)	(1,252,208)	(195,293)	(1,136,648)
Dividends reinvested	12,907	73,960	9,218	54,109
Redemption fees	—	53	—	103
Net decrease	(184,993)	$(1,055,925)	(154,661)	$(900,556)

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	606,902	$6,271,903	—	$—
Shares repurchased	(2,724,947)	(27,696,331)	(3,736)	(35,773)
Shares converted from Class B to Class A	10,168	100,987	(10,847)	(100,987)
Redemption fees	—	1,782	—	—
Net decrease	(2,107,877)	$(21,321,659)	(14,583)	$(136,760)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,354	$82,926	2,133,702	$22,846,579
Shares repurchased	(79,320)	(756,398)	(8,682,682)	(91,054,728)
Redemption fees	—	9	—	18,172
Net decrease	(70,966)	$(673,463)	(6,548,980)	$(68,189,977)

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund (seven of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2011, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund at June 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2011

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 9 and 10, 2011 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2011, June 9, 2011 and June 10, 2011, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Equity Fund, UBS Global Bond Fund and UBS Absolute Return Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Dynamic Alpha Fund, the Advisor discussed the factors that had affected the short-term and longer-term performance of the Fund. The Advisor explained that after the market turmoil in 2008, the Advisor implemented strategy enhancements to provide the Fund with more protection against downside risk in order to further the Fund's goal of providing positive returns in a variety of market environments. The Advisor stated that during the one-year performance period, the Fund's more conservative stance with respect to risk may have impacted the UBS Dynamic Alpha Fund's performance relative to its peers. The Advisor also described for the Board the modifications that had been made to the UBS Dynamic Alpha Fund's security selection process, which management believes will enhance the Fund's performance.

With respect to the performance of the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Large Cap Equity Fund over the past year, the Advisor noted that each Fund had positive returns but also noted that each Fund underperformed relative to its peer universe. The Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. With respect to the UBS U.S. Large Cap Equity Fund, it also was noted that while the Fund had underperformed during the last year, the Fund's performance for the longer-term, ten-year performance period compared very favorably to most of its peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Global Equity Fund during the one-year performance period. Although the UBS Global Equity Fund experienced a positive return during the past year, the Fund underperformed relative to its peer universe. The Advisor noted that stock selection was the primary factor that contributed to the Fund's relative underperformance. The Advisor discussed the stock selection process for the UBS Global Equity Fund and explained the steps the Advisor was taking to improve the Fund's performance. The Advisor also noted that while the UBS Global Equity Fund underperformed relative to its peer universe for the one-year performance period, it exceeded its peer universe median for the three year performance period.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its peer universe for the one-year period, the Fund experienced a positive return and outperformed its benchmark index during this time period. The Fund's weaker peer group relative performance was partially attributable to its more conservative posture with respect to credit sectors. The Advisor discussed with the Board the performance

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

outlook for the Fund in the upcoming year and stated that it believed that the previous enhancements that had been made to the investment process should continue to contribute positively to the performance of the Fund in the future.

The Advisor next addressed the relative underperformance of the UBS Absolute Return Bond Fund with respect to the Fund's peers. The Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor stated that the UBS Absolute Return Bond Fund's more conservative strategy with respect to the emerging markets and high yield asset classes resulted in its relative underperformance in comparison to its peers. The Advisor noted that the ability of UBS Absolute Return Bond Fund to maintain a negative duration posture may allow the Fund to be more competitive with its peers in the future as global yields remain at historically low levels.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Dynamic Alpha Fund and UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Core Plus Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS Dynamic Alpha Fund, UBS Global Equity Fund, UBS U.S. Equity Alpha Fund and UBS High Yield Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee and total expenses of the UBS Dynamic Alpha Fund. It was noted that the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor explained that the complexity of the Fund's investment strategy was the reason that the Fund's management fee was higher than the management fees of funds in its expense group. The Advisor explained that the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that in order to achieve its absolute return goal, the Fund uses sophisticated derivatives techniques, including the use of short positions for individual markets, currencies and securities. The Advisor also stated that the Fund is continually adding additional types of investments as sources of return and that there is continual innovation with respect to the strategies, tools and techniques utilized to manage the Fund. The Advisor stated that employing these sophisticated management techniques make the Fund more expensive to manage than other global allocation funds but also noted that the Fund's management fee was not among the highest of its peers, ranking in the third quintile of its Lipper expense group. The Advisor also noted that the UBS Dynamic Alpha Fund's management fee included breakpoints, which would decrease the level of management fees as assets grew. The Board also considered that the UBS Dynamic Alpha Fund's total expenses were higher than the total expenses of the Fund's Lipper expense

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

group. The Advisor noted that the UBS Dynamic Alpha Fund's total expenses were in the third quintile of its Lipper expense group and were not significantly higher than the expense group median.

The Board also noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not appreciably higher than its Lipper expense group median and the Fund was in the second quintile in its expense group with respect to total expenses.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were both at the median of its Lipper expense group.

The Board then considered the management fee of the UBS U.S. Large Cap Value Equity Fund. It was noted that the UBS U.S. Large Cap Value Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Value Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that compared favorably with the Fund's peers, placing in the second quintile of the Lipper expense group.

The Board then considered the total expenses of the UBS Global Equity Fund and UBS High Yield Fund, noting that the total expenses of each Fund were not significantly higher than each Fund's Lipper expense group median. The Board also noted each Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in each respective Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 53 A.C. Advisory, Inc. 150 No. Clark Street, Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (1992-2006), a director of Lincoln National Convertible Securities Fund, Inc. (1992-2006) and a director of Wyndham International, Inc. (2004-2006).

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 57 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 60 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp. (since 2008), CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004-2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (2008-2010).

Interested Trustee:

Shawn Lytle; 40*[2]	Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (2008-2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (2005-2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through 2007 she was a vice president and assistant treasurer of certain UBS funds. From 2007 to 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 47	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2011, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS Global Equity Fund	33.59%	$150,339
UBS International Equity Fund	0.36	49,157
UBS U.S. Equity Alpha Fund	100.00	—
UBS U.S. Large Cap Equity Fund	100.00	—
UBS U.S. Large Cap Value Equity Fund	100.00	—

In addition, for the year ended June 30, 2011, gross income derived from sources within foreign countries amounted to $1,736,371 for UBS Global Equity Fund and $650,339 for UBS International Equity Fund.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive
Chicago, IL 60606

S1198

UBS Asset
Allocation Funds

June 30, 2011

The UBS Funds—Asset Allocation

Annual Report

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	33

UBS Global Frontier Fund	48

Explanation of expense disclosure	58

Statement of assets and liabilities	60

Statement of operations	62

Statement of changes in net assets	64

Financial highlights	66

Notes to financial statements	72

Report of independent registered public accounting firm	91

General information	92

Board approval of investment advisory agreements	93

Trustee and Officer information	98

Federal tax information	104

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President's letter

August 15, 2011

Dear Shareholder,

I'm writing this letter to you following what have easily been two of the most tumultuous weeks that the financial markets have seen in a while.

Standard & Poor's decision to downgrade US long-term sovereign debt from AAA to AA+ on Friday, August 5, 2011, came at the end of a five-day period that had already seen the Dow Jones Industrial Average (DJIA) fall over 700 points. News of the downgrade triggered further volatility in the equity market, and the ensuing days were characterized by sharp market declines, and equally steep gains.

Today, the equity market is in calmer territory, having already reclaimed, for the time being, the losses of the past week. While no one can predict with any certainty what will transpire in the days and weeks to come, we believe that the longer term implications of the downgrade, though still unclear, are likely to be limited. However, in the near-term, we expect market volatility to persist.

When I last wrote to you six months ago, I noted that irrational fear has the unfortunate result of leading investors to make the wrong decisions, for the wrong reasons, at the wrong times—and, ultimately, may have a profound negative impact on their portfolios.1 This is an important point to remember in the current atmosphere of uncertainty. The truth is, ups and downs in the market—though never welcome—are a fact of life. A market decline of 15% or more, similar to that which we have just seen, has occurred in the DJIA, on average, once every two years.2 However, equally as certain is that every market decline is also followed by a market recovery.

Against the current market backdrop, it is never more important for investors to maintain a long-term perspective. History has shown that investors with the fortitude to remain invested through a crisis have been rewarded, while those reacting to short-term volatility have met with less success. Arguably, staying the course is easier said than done. To that end, an actively managed, diversified portfolio of stocks and bonds may provide you with smoother returns, and thus make it easier for you to stay on track.3

In a few months, UBS Global Asset Management will reach a major milestone: 30 years of managing clients' assets in a constantly evolving global marketplace. For as long as we have been managing money, our formidable history of experience has shown us that only by adhering to our disciplined processes through up and down markets are we best positioned to seek to achieve the type of long-term investment results that will help our clients achieve their financial goals. This is a standard that we will resolutely adhere to in managing our asset allocation, equity and fixed income funds in the days and weeks, and years to come.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

1  Source: Dalbar.

2  Source: Ned Davis. Covers the period from 1/2/1900 to 8/15/2011.

3  Diversification and asset allocation do not ensure gains or guarantee against loss.

1

The markets in review

Decelerating Growth in Developed Countries

The US and many developed countries abroad experienced decelerating economic growth during the reporting period. Oil and food prices moved higher during this time, which had a negative impact on consumer spending. In addition, supply disruptions following the devastating earthquake and tsunami in Japan last March led to moderating growth in the manufacturing sector. In the US, gross domestic product ("GDP") growth was 2.5% and 2.3% during the third and fourth quarters of 2010, followed by first and second quarter 2011 GDP growth of 0.4% and 1.3%, respectively.

In contrast to their developed country counterparts, growth in most emerging market economies, such as China and India, remained robust. Against a backdrop of higher inflation, several emerging market central banks raised their interest rates and took other actions in an effort to cool growth and stem rising prices. By the end of the period, commodity prices had declined from their peaks, and inflationary pressures appeared to have eased.

Global equities produce strong returns

While the global equity markets gave back a portion of their earlier gains late in the reporting period, overall they generated impressive results. Expectations for strengthening growth, corporate profits that were often better than expected and robust demand supported the US stock market during the first nine months of the period. However, risk appetite was later replaced with increased risk aversion as a result of the European sovereign debt crisis, fears that the US may default on its debt obligations and overall disappointing economic data. Despite weakening stock prices during the last three months of the period, the US stock market, as measured by the S&P 500 Index,1 returned 30.69% during the 12-months ended June 30, 2011.

International developed equities (as measured by the MSCI EAFE Index (net)2) proved resilient as well, gaining 30.36% during the reporting period. However, they experienced heightened volatility at times in light of fears that the European debt crisis may escalate. Emerging markets equities (as measured by the MSCI Emerging Markets Index (net)3) also posted strong returns, gaining 27.80% over the period. Continued robust growth in developing countries and higher commodity prices supported emerging markets equities.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of May 2010, the index consisted of 21 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The markets in review

Riskier fixed income securities outperform

There was also a meaningful shift in investor sentiment in the fixed income market during the reporting period. This, in turn, impacted the performance of the spread sectors (non-Treasuries). During the first nine months of the period, there were hopes for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the natural disaster in Japan and the European sovereign debt crisis, most spread sectors outperformed Treasuries and yields moved higher. Nonetheless, it was a different story during the last three months of the period. High oil prices hurt consumer spending and economic data pointed to a soft patch in many developed countries. Against this backdrop, Treasury yields declined and nearly every spread sector lagged Treasuries. All told, during 12 months ended June 30, 2011, the spread sectors typically outperformed Treasuries, and the overall US bond market, (as measured by the Barclays Capital US Aggregate Index4) returned 3.90%.

Despite increased volatility and periodic flights to quality, riskier fixed income asset classes generated solid gains during the reporting period, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 15.21%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 11.73%.

4  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US-dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 3.58% (Class A shares declined 2.19% after the deduction of the maximum sales charge), while Class Y shares returned 3.89%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 2.16% over the same time period, the MSCI World Free Index (net) returned 30.51% and the US Consumer Price Index (CPI) increased 3.56%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's positive absolute performance was primarily due to market allocation decisions.

Portfolio performance summary1

What worked

•  A focus on risk assets contributed to performance during the period.

  – The Fund had an emphasis on equities throughout the period, finishing the 12 months at a 30% equity market exposure. This position was rewarded as corporate profits often exceeded expectations, and investor risk appetite was generally robust.

  – Within equities, the Fund's allocation to US stocks was beneficial, as they outperformed their international counterparts.

•  The Fund's emphasis on investment grade corporate and high yield bonds enhanced results.

  – The Fund's allocation to investment grade financials was a positive for performance as their spreads narrowed during the period. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

  – Having an emphasis in high yield bonds was beneficial, as they generated solid performance during most of the period.

•  Security selection made a positive contribution to relative performance during the six months.

  – A major driver of outperformance was the Fixed Income Best Ideas portion of the Fund. This sleeve—a duration-neutral portfolio that invests in global bonds—performed strongly during the period.

  – The Fund's exposure to large cap growth stocks added value during the period, as well.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Dynamic Alpha Fund

•  Certain currency strategies were positive for performance.

  – The Fund's long position to the Swedish krona was beneficial. The currency appreciated as Sweden's economic fundamentals were relatively strong, and its banking system was not as adversely impacted by the European sovereign debt crisis.

  – Long positions to Asia ex-Japan currencies enhanced results, as the economies of these countries continued to expand at a solid pace.

What didn't work

•  Several currency strategies hurt the Fund's performance.

  – The Fund's short position to the euro was not rewarded. Despite the European sovereign debt crisis, the euro strengthened during the period.

  – Having a short position to the strong-performing Australian dollar detracted from performance, as it benefited from rising commodity prices.

•  A number of relative value trades detracted from performance.

  – Having long positions to core European countries such as Germany and France, and short positions to peripheral countries such as Spain and Italy, contributed negatively to performance.

  – A long position to large cap equities, and a short position to small cap equities, worked against the Fund.

  – Having a preference for European versus US equities was detrimental for performance.

•  Having a short US Treasuries futures position was not rewarded, as rates declined across the US yield curve during the period.

•  Derivatives use had a negative impact on performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets, securities and currencies. Performance across market allocation and currencies was negatively impacted by the use of derivatives.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/11 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	3.58%	(0.07)%	1.64%
Class B3	2.86	(0.85)	0.92
Class C4	2.82	(0.85)	0.85
Class Y5	3.89	0.25	1.95
After deducting maximum sales charge
Class A2	(2.19)%	(1.19)%	0.75%
Class B3	(2.14)	(1.07)	0.92
Class C4	1.82	(0.85)	0.85
BofA Merrill Lynch US Treasury 1-5 Year Index[6]	2.16%	5.05%	4.24%
MSCI World Free Index (net)[7]	30.51	2.28	4.54
US Consumer Price Index (CPI)[8]	3.56	2.15	2.66

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.98% and 1.96%; Class B—2.82% and 2.71%; Class C—2.74% and 2.71%; Class Y—1.66% and 1.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

6

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net), and the US Consumer Price Index (CPI) from January 27, 2005, which is the inception date of the two classes, through June 30, 2011. The performance of Class B and Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

7

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)1,2

As of June 30, 2011

Percentage of net assets
Apple, Inc.	1.6%
Amazon.com, Inc.	1.1
Royal Dutch Shell PLC, Class A	1.0
Sage Group PLC	0.9
Allergan, Inc.	0.8
Illinois Tool Works, Inc.	0.8
Ultra Petroleum Corp.	0.7
QUALCOMM, Inc.	0.7
EMC Corp.	0.7
FedEx Corp.	0.7
Total	9.0%

Country exposure by issuer, top five (unaudited)2,3

As of June 30, 2011

Percentage of net assets
United States	25.0%
United Kingdom	10.7
Germany	3.9
Netherlands	3.4
Switzerland	2.5
Total	45.5%

Top ten long-term fixed income holdings (unaudited)2

As of June 30, 2011

Percentage of net assets
US Treasury Bonds, PO, 4.002%, due 08/15/29	0.4%
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	0.4
Citigroup, Inc., 4.750%, due 05/31/17	0.3
Federal National Mortgage Association, 6.112%, due 10/09/19	0.3
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39	0.3
FM Leveraged Capital Fund II, due 11/20/20	0.3
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	0.2
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24	0.2
State of California, GO, 7.300%, due 10/01/39,	0.2
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.607%, due 05/10/21	0.2
Total	2.8%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies was included.

3  This table includes long and short positions.

8

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	1.92%
Air freight & logistics	1.34
Airlines	0.36
Auto components	0.50
Automobiles	0.49
Beverages	1.38
Biotechnology	1.25
Building products	0.43
Capital markets	0.73
Chemicals	2.70
Commercial banks	3.94
Commercial services & supplies	0.23
Communications equipment	1.46
Computers & peripherals	2.80
Construction & engineering	0.10
Construction materials	0.15
Diversified consumer services	0.13
Diversified financial services	1.25
Diversified telecommunication services	1.30
Electric utilities	2.85
Electrical equipment	1.10
Electronic equipment, instruments & components	0.33
Energy equipment & services	1.61
Food & staples retailing	1.24
Food products	1.58
Gas utilities	0.31
Health care equipment & supplies	1.40
Health care providers & services	1.26
Health care technology	0.07
Hotels, restaurants & leisure	1.80
Household durables	0.36
Household products	0.65
Industrial conglomerates	0.21
Insurance	1.75
Internet & catalog retail	1.88
Internet software & services	1.87
IT services	1.26
Life sciences tools & services	0.71
Machinery	3.55
Media	2.04
Metals & mining	2.58
Multiline retail	0.20
Office electronics	0.07
Oil, gas & consumable fuels	5.70
Personal products	0.92
Pharmaceuticals	3.33
Road & rail	1.24
Semiconductors & semiconductor equipment	2.01
Software	3.22
Specialty retail	0.98
Textiles, apparel & luxury goods	1.46
Thrifts & mortgage finance	0.10
Tobacco	0.66
Trading companies & distributors	0.35%
Wireless telecommunication services	0.86
Total common stocks	73.97%
Preferred stocks	0.82
Bonds
Corporate bonds
Building materials	0.04
Capital markets	0.14
Chemicals	0.07
Commercial banks	1.71
Commercial services & supplies	0.20
Construction materials	0.15
Consumer finance	0.29
Containers & packaging	0.06
Diversified financial services	0.59
Electric utilities	0.14
Energy equipment & services	0.17
Health care providers & services	0.18
Hotels, restaurants & leisure	0.17
Household durables	0.08
Insurance	0.18
Media	0.15
Metals & mining	0.22
Oil, gas & consumable fuels	0.48
Pharmaceuticals	0.17
Road & rail	0.01
Specialty retail	0.08
Tobacco	0.09
Wireless telecommunication services	0.21
Total corporate bonds	5.58%
Asset-backed securities	0.70
Collateralized debt obligations	1.06
Commercial mortgage-backed securities	1.03
Mortgage & agency debt securities	0.91
Municipal bonds	0.52
US government obligation	0.42
Non-US government obligation	0.05
Total bonds	10.27%
Investment companies
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.07
UBS U.S. Equity Alpha Relationship Fund	10.45
Total investment companies	12.52%
Short-term investment	12.33
Options purchased	3.70
Investment of cash collateral from securities loaned	2.18
Total investments before investments sold short	115.79%

9

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Investments sold short
Common stocks
Aerospace & defense	(0.76)%
Air freight & logistics	(1.11)
Airlines	(0.19)
Beverages	(0.47)
Capital markets	(0.11)
Chemicals	(0.33)
Commercial banks	(0.38)
Communications equipment	(0.07)
Computers & peripherals	(1.16)
Diversified telecommunication services	(0.11)
Electric utilities	(0.40)
Electrical equipment	(0.42)
Electronic equipment, instruments & components	(0.29)
Energy equipment & services	(0.30)
Food & staples retailing	(0.34)
Food products	(1.09)
Health care equipment & supplies	(0.41)
Health care providers & services	(0.78)
Hotels, restaurants & leisure	(0.53)
Household products	(0.42)
Independent power producers & energy traders	(0.13)
Insurance	(0.26)
Internet & catalog retail	(0.39)
Internet software & services	(0.06)
IT services	(0.53)
Life sciences tools & services	(0.80)
Machinery	(0.96)%
Media	(0.50)
Metals & mining	(0.14)
Multiline retail	(0.62)
Multi-utilities	(1.35)
Oil, gas & consumable fuels	(1.49)
Pharmaceuticals	(1.32)
Road & rail	(0.33)
Semiconductors & semiconductor equipment	(1.31)
Software	(0.80)
Specialty retail	(0.66)
Thrifts & mortgage finance	(0.07)
Trading companies & distributors	(0.68)
Water utilities	(0.41)
Total investments sold short	(22.48)%
Total investments, net of investments sold short	93.31
Cash and other assets, less liabilities	6.69
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification and derivatives exposure was included.

10

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 73.97%
Argentina: 0.19%
MercadoLibre, Inc.[1]	8,900	$706,126
Australia: 0.44%
Alumina Ltd.[1]	185,935	425,690
BHP Billiton Ltd.	6,272	296,435
Incitec Pivot Ltd.	89,630	373,515
Mount Gibson Iron Ltd.*	87,373	173,484
National Australia Bank Ltd.	12,927	356,660
Total Australia common stocks		1,625,784
Austria: 0.66%
Bwin.Party Digital Entertainment PLC*	48,163	115,591
Erste Group Bank AG	23,871	1,250,350
Wiener Staedtische Versicherung AG	19,901	1,093,886
Total Austria common stocks		2,459,827
Belgium: 0.22%
Anheuser-Busch InBev NV	3,796	220,111
Nyrstar NV*	40,495	586,075
Total Belgium common stocks		806,186
Brazil: 0.11%
Cia Hering	18,500	425,560
Canada: 0.77%
Bombardier, Inc., Class B	78,100	562,803
Imax Corp.*	7,000	227,010
Potash Corp. of Saskatchewan, Inc.	16,100	917,539
Suncor Energy, Inc.	9,100	356,659
Teck Resources Ltd., Class B	7,600	386,284
Trican Well Service Ltd.[1]	17,400	408,818
Total Canada common stocks		2,859,113
China: 1.71%
Baidu, Inc. ADR*	18,900	2,648,457
Ctrip.com International Ltd. ADR*	7,700	331,716
Dongfang Electric Corp. Ltd., H Shares	103,400	384,977
Focus Media Holding Ltd. ADR*[1]	29,000	901,900
Intime Department Store Group Co., Ltd.	119,000	202,389
Melco Crown Entertainment Ltd. ADR*[1]	26,200	334,574
Sina Corp.*[1]	10,700	1,113,870
Xinyi Glass Holdings Ltd.	250,000	249,176
Youku.com, Inc. ADR*[1]	6,400	219,840
Total China common stocks		6,386,899

	Shares	Value
Denmark: 0.28%
Jyske Bank A/S*	12,085	$477,491
Novo Nordisk A/S, Class B	4,580	574,209
Total Denmark common stocks		1,051,700
Finland: 0.27%
Sampo Oyj, Class A	19,353	624,859
YIT Oyj	14,729	368,238
Total Finland common stocks		993,097
France: 1.33%
Alstom SA1	14,914	918,506
BNP Paribas	6,541	504,478
Credit Agricole SA1	58,967	886,848
LVMH Moet Hennessy Louis Vuitton SA	3,194	574,848
Sanofi-Aventis SA	5,068	407,336
Schneider Electric SA	2,289	382,428
Societe Generale[1]	14,675	869,810
Valeo SA1	6,012	410,487
Total France common stocks		4,954,741
Germany: 3.02%
Aareal Bank AG*	11,014	376,986
Aixtron SE NA1	9,132	311,664
Allianz SE	6,783	947,702
Bayer AG	19,118	1,537,012
Dialog Semiconductor PLC*	14,950	271,707
E.ON AG	48,998	1,390,954
Fresenius Medical Care AG & Co. KGaA	16,600	1,241,112
GEA Group AG	12,730	455,211
Kabel Deutschland Holding AG*	7,851	482,716
Lanxess AG	4,454	365,150
Linde AG	7,118	1,247,974
SAP AG	31,595	1,910,933
Sky Deutschland AG*	40,946	221,160
ThyssenKrupp AG	9,323	483,633
Total Germany common stocks		11,243,914
Greece: 0.36%
Hellenic Telecommunications Organization SA	143,168	1,342,119
Guernsey: 0.01%
Resolution Ltd.	8,270	39,024
Hong Kong: 0.19%
Hong Kong Exchanges & Clearing Ltd.[1]	19,900	418,946
Shangri-La Asia Ltd.	112,000	275,837
Total Hong Kong common stocks		694,783

11

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
Ireland: 0.35%
Covidien PLC[2]	14,200	$755,866
CRH PLC	24,866	550,640
Total Ireland common stocks		1,306,506
Italy: 1.61%
Azimut Holding SpA	68,495	638,759
DiaSorin SpA	3,877	186,103
ENI SpA	57,163	1,355,134
Finmeccanica SpA	119,048	1,440,726
Saipem SpA	13,556	699,877
Tod's SpA	2,907	388,688
UniCredit SpA	616,983	1,305,000
Total Italy common stocks		6,014,287
Japan: 1.96%
Asahi Glass Co., Ltd.[1]	39,000	455,386
Canon, Inc.[1]	5,300	252,740
Denki Kagaku Kogyo KK	102,000	491,336
Disco Corp.	6,500	412,007
FANUC Corp.	5,000	833,758
Ibiden Co., Ltd.	9,600	300,253
Isuzu Motors Ltd.	95,000	450,189
Komatsu Ltd.	20,000	622,265
Makino Milling Machine Co., Ltd.[1]	36,000	335,093
Mitsubishi Corp.	20,000	501,099
Mitsubishi UFJ Financial Group, Inc.	47,200	229,783
Nippon Sheet Glass Co., Ltd.	81,000	251,477
Nissan Motor Co., Ltd.[1]	46,800	491,272
ORIX Corp.	4,360	424,140
OSAKA Titanium Technologies Co.[1]	6,900	506,662
THK Co., Ltd.	16,800	427,651
Toshiba Corp.	57,000	301,670
Total Japan common stocks		7,286,781
Luxembourg: 0.33%
ArcelorMittal	35,445	1,233,389
Netherlands: 2.88%
ASM International NV	6,625	261,451
ASML Holding NV	27,478	1,012,359
Gemalto NV	3,996	191,057
Heineken NV	15,749	947,255
Hunter Douglas NV	4,477	219,184
ING Groep NV CVA*	128,709	1,587,664
Koninklijke DSM NV	12,105	785,645
Ordina NV*	23,453	113,141
Reed Elsevier NV	77,816	1,045,033
Royal Dutch Shell PLC, Class A	105,556	3,761,212
TNT Express NV*	42,441	440,176
TNT NV	42,441	360,113
Total Netherlands common stocks		10,724,290

	Shares	Value
Norway: 1.13%
Petroleum Geo-Services ASA*	70,771	$1,011,470
Storebrand ASA	51,547	439,143
Subsea 7 SA*	16,819	430,234
Telenor ASA	141,194	2,312,281
Total Norway common stocks		4,193,128
Portugal: 0.32%
Portugal Telecom, SGPS, SA	121,647	1,204,641
Russia: 0.19%
NovaTek OAO GDR[3]	3,395	468,883
VTB Bank OJSC GDR[3]	38,437	236,755
Total Russia common stocks		705,638
Singapore: 0.29%
Biosensors International Group Ltd.*	329,000	345,538
Golden Agri-Resources Ltd.	614,000	341,226
Keppel Corp. Ltd.	42,900	388,171
Total Singapore common stocks		1,074,935
South Korea: 0.32%
Hyundai Mobis	3,171	1,189,976
Spain: 1.63%
Acciona SA	7,405	785,981
Banco Santander SA	185,367	2,138,849
Enagas SA	47,689	1,156,407
Inditex SA	5,004	456,949
Repsol YPF SA1	38,547	1,338,306
Viscofan SA	4,502	179,363
Total Spain common stocks		6,055,855
Sweden: 1.45%
Assa Abloy AB, Class B	33,717	906,212
JM AB, NPV	11,291	266,231
Nordea Bank AB	168,766	1,813,498
Skandinaviska Enskilda Banken AB, Class A	43,538	355,889
Swedish Match AB	25,968	870,801
Telefonaktiebolaget LM Ericsson, Class B	50,537	726,851
Volvo AB, Class B	26,514	463,227
Total Sweden common stocks		5,402,709
Switzerland: 2.50%
ABB Ltd.*	58,957	1,528,834
Cie Financiere Richemont SA, Class A	6,172	404,160
GAM Holding AG*	24,131	395,957
Givaudan SA*	900	952,192
Meyer Burger Technology AG*[1]	3,937	173,904

12

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
Switzerland—(Concluded)
Nestle SA	17,593	$1,093,392
Nobel Biocare Holding AG*	78,843	1,606,807
Novartis AG	7,819	478,972
Roche Holding AG	1,031	182,058
Roche Holding AG (Non-voting)	10,441	1,746,769
STMicroelectronics NV	27,010	269,190
Swatch Group AG	5,443	488,814
Total Switzerland common stocks		9,321,049
United Kingdom: 10.25%
Aberdeen Asset Management PLC	362,848	1,298,447
Afren PLC*	110,443	279,906
Aggreko PLC	27,655	856,236
Anglo American PLC	42,153	2,089,005
BAE Systems PLC	236,060	1,206,751
Barclays PLC	468,096	1,926,780
BG Group PLC	85,297	1,935,861
BP PLC	197,661	1,456,365
Croda International PLC	6,049	183,201
Diageo PLC	61,225	1,250,956
Ensco PLC ADR[1,2]	19,200	1,023,360
Firstgroup PLC	75,331	412,264
GlaxoSmithKline PLC	64,381	1,378,439
Halma PLC	56,242	373,988
Hiscox Ltd.	30,089	202,301
HSBC Holdings PLC	56,670	562,196
Imperial Tobacco Group PLC	48,201	1,602,602
Jardine Lloyd Thompson Group PLC	33,324	364,239
Kingfisher PLC	88,427	379,235
Pearson PLC	38,741	733,852
Prudential PLC	157,334	1,818,235
Reckitt Benckiser Group PLC	24,290	1,341,130
Rio Tinto PLC	6,872	496,222
Sage Group PLC	689,046	3,195,050
Shire PLC	12,921	403,364
Smiths Group PLC	19,733	380,382
Sportingbet PLC	461,659	407,264
Stagecoach Group PLC	223,491	915,785
Standard Chartered PLC	21,987	577,766
Tesco PLC	240,889	1,555,777
Tullow Oil PLC	61,316	1,220,362
Unilever PLC	51,379	1,658,040
Vodafone Group PLC	465,701	1,237,661
Weir Group PLC	9,665	329,961
William Hill PLC	123,407	452,844
Wolseley PLC	23,509	766,740
Xstrata PLC	86,803	1,914,334
Total United Kingdom common stocks		38,186,901

	Shares	Value
United States: 39.20%
Acorda Therapeutics, Inc.*[2]	31,400	$1,014,534
Adobe Systems, Inc.*[2]	45,400	1,427,830
Aflac, Inc.[2]	20,400	952,272
Agilent Technologies, Inc.*[2]	39,300	2,008,623
Alexion Pharmaceuticals, Inc.*[2]	37,600	1,768,328
Allergan, Inc.[2]	35,900	2,988,675
Amazon.com, Inc.*[2]	20,800	4,253,392
American Electric Power Co., Inc.[2]	52,800	1,989,504
Amylin Pharmaceuticals, Inc.*[2]	37,000	494,320
Anadarko Petroleum Corp.	11,100	852,036
Apollo Group, Inc., Class A*[2]	12,300	537,264
Apple, Inc.*[2]	17,700	5,941,359
Avon Products, Inc.[2]	72,500	2,030,000
Baxter International, Inc.[2]	9,100	543,179
Becton Dickinson & Co.[2]	5,300	456,701
Bio-Rad Laboratories, Inc., Class A*[2]	5,200	620,672
Boeing Co.[2]	3,500	258,755
Boston Scientific Corp.*[2]	33,100	228,721
Broadcom Corp., Class A*[2]	53,400	1,796,376
C.H. Robinson Worldwide, Inc.[2]	18,800	1,482,192
Carnival Corp.[2]	17,600	662,288
Celanese Corp., Series A2	34,000	1,812,540
Cimarex Energy Co.[2]	15,200	1,366,784
Cisco Systems, Inc.[2]	46,200	721,182
Citigroup, Inc.[2]	6,920	288,149
CME Group, Inc.[2]	5,700	1,662,063
Coach, Inc.[2]	13,400	856,662
Colgate-Palmolive Co.[2]	12,400	1,083,884
Comcast Corp., Class A2	19,300	489,062
Concho Resources, Inc.*[2]	13,400	1,230,790
CONSOL Energy, Inc.	19,900	964,752
Crown Castle International Corp.*[2]	48,200	1,966,078
CVS Caremark Corp.	38,300	1,439,314
Danaher Corp.[2]	41,700	2,209,683
Discovery Communications, Inc., Class A*	27,400	1,122,304
Dolby Laboratories, Inc., Class A*[2]	13,500	573,210
Dover Corp.[2]	27,800	1,884,840
Edison International[2]	46,500	1,801,875
EMC Corp.*[2]	99,500	2,741,225
Emdeon, Inc., Class A*	19,700	258,464
EOG Resources, Inc.[2]	7,800	815,490
Estee Lauder Cos., Inc., Class A2	13,200	1,388,508
Exelon Corp.[2]	16,100	689,724
Express Scripts, Inc.*[2]	32,400	1,748,952
FedEx Corp.[2]	28,100	2,665,285
Fidelity National Information Services, Inc.[2]	39,400	1,213,126
FirstEnergy Corp.[2]	43,300	1,911,695
FMC Corp.	8,400	722,568
FMC Technologies, Inc.*	32,700	1,464,633

13

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Fortune Brands, Inc.[2]	13,500	$860,895
Freeport-McMoRan Copper & Gold, Inc.	20,000	1,058,000
GameStop Corp., Class A*[2]	59,400	1,584,198
General Dynamics Corp.[2]	28,100	2,094,012
General Motors Co.*[2]	29,500	895,620
Goldman Sachs Group, Inc.	2,700	359,343
Google, Inc., Class A*[2]	4,500	2,278,710
Hertz Global Holdings, Inc.*[2]	31,700	503,396
Hess Corp.[2]	5,100	381,276
Hewlett-Packard Co.[2]	20,100	731,640
Illinois Tool Works, Inc.[2]	51,900	2,931,831
Interpublic Group of Cos., Inc.[2]	63,200	790,000
Intersil Corp., Class A2	134,700	1,730,895
JB Hunt Transport Services, Inc.[2]	14,800	696,932
Johnson & Johnson[2]	10,100	671,852
JPMorgan Chase & Co.[2]	5,900	241,546
Kellogg Co.[2]	32,400	1,792,368
Kohl's Corp.[2]	11,100	555,111
Kraft Foods, Inc., Class A2	23,500	827,905
Kroger Co.[2]	64,400	1,597,120
Las Vegas Sands Corp.*[2]	46,900	1,979,649
Lowe's Cos., Inc.[2]	34,800	811,188
Marvell Technology Group Ltd.*[2]	48,900	722,008
McDonald's Corp.[2]	25,800	2,175,456
McKesson Corp.[2]	8,900	744,485
Medtronic, Inc.[2]	11,900	458,507
Merck & Co., Inc.[2]	18,000	635,220
Microsoft Corp.[2]	43,100	1,120,600
Molson Coors Brewing Co., Class B2	13,000	581,620
Netflix, Inc.*	3,700	971,953
NextEra Energy, Inc.[2]	35,600	2,045,576
NIKE, Inc., Class B2	15,800	1,421,684
Noble Corp.[2]	24,100	949,781
Norfolk Southern Corp.[2]	16,600	1,243,838
Omnicom Group, Inc.[2]	11,100	534,576
Oracle Corp.[2]	59,500	1,958,145
PACCAR, Inc.[2]	18,700	955,383
Pall Corp.[2]	9,700	545,431
Parker Hannifin Corp.	11,100	996,114
PepsiCo, Inc.[2]	30,200	2,126,986
Pharmasset, Inc.*[2]	12,200	1,368,840
Polo Ralph Lauren Corp.	10,200	1,352,622
Praxair, Inc.	8,500	921,315
Precision Castparts Corp.[2]	9,700	1,597,105
Priceline.com, Inc.*	3,500	1,791,755
Procter & Gamble Co.	100	6,357
QLogic Corp.*[2]	31,000	493,520
QUALCOMM, Inc.[2]	48,900	2,777,031
Red Hat, Inc.*	15,500	711,450
ResMed, Inc.*[1]	21,700	671,615

	Shares		Value
Riverbed Technology, Inc.*		30,300	$1,199,577
Roper Industries, Inc.		10,900	907,970
Salesforce.com, Inc.*		7,300	1,087,554
Sherwin-Williams Co.		15,300	1,283,211
Southwest Airlines Co.[2]		116,700	1,332,714
Sunoco, Inc.[2]		14,400	600,624
Symantec Corp.*[2]		29,300	577,796
Teradata Corp.*[2]		27,200	1,637,440
Texas Instruments, Inc.[2]		22,300	732,109
Ultra Petroleum Corp.*[2]		60,700	2,780,060
Union Pacific Corp.		7,800	814,320
UnitedHealth Group, Inc.[2]		19,100	985,178
US Bancorp[2]		15,300	390,303
Viacom, Inc., Class B2		21,400	1,091,400
Visa, Inc., Class A2		20,400	1,718,904
Watson Pharmaceuticals, Inc.*		20,600	1,415,838
Wells Fargo & Co.[2]		27,100	760,426
Total United States common stocks			145,967,747
Total common stocks (cost $233,764,627)			275,456,705
Preferred stocks: 0.82%
Germany: 0.78%
Henkel AG & Co KGaA, Preference shares		20,371	1,412,328
Volkswagen AG, Preference shares		7,145	1,473,121
Total Germany preferred stocks			2,885,449
United States: 0.04%
GMAC Capital Trust I*		6,000	153,600
Total preferred stocks (cost $2,065,338)			3,039,049
	Face amount
Bonds: 10.27%
Corporate bonds: 5.58%
Australia: 0.15%
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	250,000	277,172
Wesfarmers Ltd., 8.250%, due 09/11/14		250,000	281,945
Total Australia corporate bonds			559,117
Brazil: 0.12%
Banco do Brasil SA, 5.875%, due 01/26/22[4]		$250,000	245,000
Petrobras International Finance Co., 5.375%, due 01/27/21		200,000	205,362
Total Brazil corporate bonds			450,362

14

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Canada: 0.27%
ING Bank of Canada, 4.300%, due 12/05/16[5]	CAD	200,000	$195,967
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		587,500	611,734
Rogers Communications, Inc., 5.340%, due 03/22/21		200,000	209,271
Total Canada corporate bonds			1,016,972
France: 0.07%
Credit Agricole SA, 6.637%, due 05/31/17[4,5,6]		$300,000	255,750
Germany: 0.15%
HeidelbergCement AG, 8.000%, due 01/31/17	EUR	350,000	553,232
Greece: 0.08%
OTE PLC, 3.750%, due 11/11/11		200,000	288,065
Ireland: 0.47%
Allied Irish Banks PLC, 1.355%, due 04/11/12[5]		500,000	619,939
1.546%, due 09/15/11[5]		300,000	418,731
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[3]		150,000	218,610
Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[4]		$350,000	328,155
4.000%, due 01/28/15	EUR	150,000	158,639
Total Ireland corporate bonds			1,744,074
Luxembourg: 0.08%
ArcelorMittal, 5.500%, due 03/01/21		$300,000	300,468
Mexico: 0.11%
Petroleos Mexicanos, 6.500%, due 06/02/41[4]		250,000	253,662
Cemex Finance LLC, 9.500%, due 12/14/16[4]		150,000	155,062
			408,724
Portugal: 0.14%
EDP Finance BV, 4.900%, due 10/01/19[4]		600,000	514,033
Spain: 0.13%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[4]		500,000	483,983

	Face amount		Value
Sweden: 0.05%
Nordea Bank AB, 4.875%, due 05/13/21[4]		$200,000	$192,074
United Kingdom: 0.41%
Barclays Bank PLC, 5.140%, due 10/14/20		275,000	260,814
FCE Bank PLC, 7.125%, due 01/15/13	EUR	250,000	375,226
Lloyds TSB Bank PLC, 5.800%, due 01/13/20[4]		$600,000	600,869
Virgin Media Finance PLC, 9.125%, due 08/15/16		275,000	289,437
Total United Kingdom corporate bonds			1,526,346
United States: 3.35%
Ally Financial, Inc., 3.453%, due 12/01/12[7]		200,000	187,000
6.625%, due 05/15/12		150,000	154,675
Apria Healthcare Group, Inc., 11.250%, due 11/01/14		650,000	672,750
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	650,250
Chesapeake Energy Corp., 6.500%, due 08/15/17		250,000	264,375
Citigroup, Inc., 4.750%, due 05/31/17[5]	EUR	900,000	1,201,047
Discover Financial Services, 10.250%, due 07/15/19		$300,000	387,645
DISH DBS Corp., 6.625%, due 10/01/14		250,000	263,125
FireKeepers Development Authority, 13.875%, due 05/01/15[4]		300,000	346,500
Ford Motor Credit Co. LLC, 5.000%, due 05/15/18		150,000	149,487
Frontier Communications Corp., 8.250%, due 05/01/14		250,000	274,687
Goldman Sachs Group, Inc., 4.100%, due 11/03/15	CAD	200,000	205,607
5.000%, due 05/03/18		300,000	309,307
Hertz Corp., 8.875%, due 01/01/14		$45,000	46,125
International Lease Finance Corp., 8.625%, due 09/15/15		675,000	731,531
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39		400,000	399,504
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17		700,000	764,106

15

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Momentive Performance Materials, Inc., 11.500%, due 12/01/16		$250,000	$266,250
Morgan Stanley, 7.300%, due 05/13/19		600,000	680,416
Pacific Life Insurance Co., 9.250%, due 06/15/39[4]		500,000	651,605
Petrohawk Energy Corp., 10.500%, due 08/01/14		550,000	618,750
Plains Exploration & Production Co., 7.750%, due 06/15/15		450,000	466,313
Regions Financial Corp., 5.750%, due 06/15/15		100,000	98,500
Reynolds American, Inc., 6.750%, due 06/15/17		300,000	346,373
Ryerson, Inc., 12.000%, due 11/01/15		500,000	531,250
SLM Corp., 1.670%, due 11/15/11[5]	EUR	250,000	357,575
Springleaf Finance Corp., 5.625%, due 08/17/11[1]		$300,000	298,820
Wachovia Capital Trust III, 5.570%, due 08/01/11[5,6]		600,000	549,000
Yankee Acquisition Corp., 8.500%, due 02/15/15[1]		300,000	309,000
Yonkers Racing Corp., 11.375%, due 07/15/16[4]		270,000	292,951
Total United States corporate bonds			12,474,524
Total corporate bonds (cost $19,939,947)			20,767,724
Asset-backed securities: 0.70%
Cayman Islands: 0.22%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.607%, due 05/10/21[4,5,8,9]		1,000,000	806,900
United States: 0.48%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.386%, due 08/25/35[5]		68,382	65,074
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.236%, due 11/25/36[5]		14,942	14,871

	Face amount		Value
Series 2005-FF10, Class A4, 0.506%, due 11/25/35[5]		$209,876	$173,354
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.366%, due 07/25/36[5]		252,193	242,278
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.286%, due 03/25/37[5]		2,505,210	185,831
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.356%, due 08/25/36[5]		879,340	286,095
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.276%, due 01/25/37[5]		7,351	7,295
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF3, 4.814%, due 11/25/35[5]		46,949	43,900
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.376%, due 03/25/36[5]		266,758	254,143
Series 2005-KS11, Class AI3, 0.386%, due 12/25/35[5]		22,706	22,363
SACO I Trust, Series 2006-3, Class A1, 0.546%, due 04/25/36[5]		1,312,109	477,715
Total United States asset-backed securities			1,772,919
Total asset-backed securities (cost $5,150,371)			2,579,819
Collateralized debt obligations: 1.06%
Cayman Islands: 0.29%
FM Leveraged Capital Fund II, due 11/20/20[4,5,8,9,10]		5,300,000	1,060,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[4,8,9]		8,000,000	313
Total Cayman Islands collateralized debt obligations			1,060,313
Ireland: 0.19%
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22[5,8,10]		1,000,000	725,075
Luxembourg: 0.09%
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22[4,5,8,9,10]	EUR	2,400,000	348,036

16

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
Netherlands: 0.49%
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24[4,5,8,9]	EUR	1,400,000	$893,292
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23[4,5,8,9]		1,000,000	928,096
Total Netherlands collateralized debt obligations			1,821,388
Total collateralized debt obligations (cost $21,057,350)			3,954,812
Commercial mortgage-backed securities: 1.03%
United States: 1.03%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.833%, due 04/10/49[5]		$450,000	426,070
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.886%, due 12/10/49[5]		650,000	634,663
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.213%, due 12/10/49[5]		150,000	144,619
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46		300,000	285,822
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.475%, due 03/10/39		1,200,000	1,162,209
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.992%, due 08/10/45[1,5]		375,000	402,600
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, due 12/12/43		300,000	298,458
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.992%, due 08/12/45[4,5]		500,000	498,700
Total commercial mortgage-backed securities (cost $2,818,021)			3,853,141

	Face amount	Value
Mortgage & agency debt securities: 0.91%
United States: 0.91%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.376%, due 11/25/35[5]	$2,497,588	$523,944
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.488%, due 05/25/36[5]	463,571	22,614
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	1,300,000	1,444,299
Federal National Mortgage Association, 6.112%, due 10/09/19[7,11]	1,700,000	1,190,051
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.017%, due 06/25/36[5]	743,963	3,891
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.426%, due 06/19/35[5]	243,529	159,659
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 3.062%, due 04/25/35[5]	1,656,907	46,264
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 3.398%, due 12/25/36[5]	676,420	6,196
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2B1, 5.877%, due 09/25/36[5]	124,317	1,243
Series 2006-18, Class B1, 6.000%, due 12/26/36	757,539	8
Total mortgage & agency debt securities (cost $5,234,153)		3,398,169
Municipal bonds: 0.52%
State of California, GO, 7.300%, due 10/01/39	750,000	838,635
State of Illinois, GO, Series 2010, 4.421%, due 01/01/15	165,000	170,189
5.365%, due 03/01/17	600,000	619,524
5.665%, due 03/01/18	300,000	310,161
Total municipal bonds (cost $1,828,740)		1,938,509

17

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Concluded)
US government obligation: 0.42%
US Treasury Bonds, PO, 4.002%, due 08/15/29[7,12] (cost $1,725,651)		$3,500,000	$1,550,111
Non-US government obligation: 0.05%
Greece: 0.05%
Hellenic Republic Government Bond, 4.300%, due 03/20/12 (cost $212,352)	EUR	160,000	198,589
Total bonds (cost $57,966,585)			38,240,874
	Shares
Investment companies: 12.52%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[12]		445,164	7,694,043
UBS U.S. Equity Alpha Relationship Fund*[13]		3,267,632	38,923,054
Total investment companies (cost $32,434,965)			46,617,097
Short-term investment: 12.33%
Investment company: 12.33%
UBS Cash Management Prime Relationship Fund[13] (cost $45,918,039)		45,918,039	45,918,039
	Number of contracts
Options purchased: 3.70%
Call options: 3.39%
10 Year US Treasury Notes, strike @ USD 125.00, expires August 2011*		217	91,547
5 Year US Treasury Notes, strike @ USD 120.50, expires July 2011*		50	5,469
5 Year US Treasury Notes, strike @ USD 121.00, expires July 2011*		50	2,344
90 Day Euro-Dollar Time Deposit, strike @ USD 99.63, expires September 2011*		88	19,800
Dow Jones EURO STOXX 50 Index, strike @ EUR 2,850.00, expires August 2011*		4,730	5,398,198
Dow Jones EURO STOXX 50 Index, strike @ EUR 2,850.00, expires September 2011*		2,412	3,564,219

	Number of contracts		Value
S&P 500 Index, strike @ USD 1,310.00, expires September 2011*		914	$3,564,600
Put options: 0.13%
1 Year Euro-Dollar Mid Curve, strike @ USD 98.50, expires September 2011*		254	11,113
1 Year Euro-Dollar Mid Curve, strike @ USD 98.25, expires December 2011*		127	24,606
10 Year US Treasury Notes, strike @ USD 121.00, expires July 2011*		50	20,312
10 Year US Treasury Notes, strike @ USD 122.00, expires August 2011*		179	226,547
30 Year US Treasury Bond, strike @ USD 123.00, expires July 2011*		50	62,500
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires August 2011*		102	7,650
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires September 2011*		528	3,300
90 Day Euro-Dollar Time Deposit, strike @ USD 98.50, expires September 2011*		17	213
90 Day Euro-Dollar Time Deposit, strike @ USD 98.25, expires December 2011*		127	3,175
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires December 2011*		175	21,875
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires December 2011*		175	38,281
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires March 2012*		49	17,150
90 Day Euro-Dollar Time Deposit, strike @ USD 98.00, expires December 2012*		100	41,250
	Face amount covered by contracts
Foreign Exchange Option, Buy AUD/USD, strike @ USD 0.98, expires July 2011*	AUD	8,432,000	0

18

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Notional Amount	Value
Options purchased—(Concluded)
Options purchased on interest rate swaps: 0.18%
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month LIBOR and receives semi-annually 3.410% terminating 06/18/18. European style. Counterparty: Deutsche Bank AG*	$3,630,000	$96,891
Expiring 06/14/13. If option exercised the Fund pays quarterly 3.410% and receives quarterly floating 3 month LIBOR terminating 06/18/18. European style. Counterparty: Deutsche Bank AG*	3,630,000	108,139
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month LIBOR and receives semi-annually 5.080% terminating 06/16/26. European style. Counterparty: Deutsche Bank AG*	1,780,000	68,924
Expiring 06/14/21. If option exercised the Fund pays quarterly 5.080% and receives quarterly floating 3 month LIBOR terminating 06/16/26. European style. Counterparty: Deutsche Bank AG*	1,780,000	70,241
Expiring 09/23/11. If option exercised the Fund pays quarterly 3.716% and receives quarterly floating 3 month LIBOR terminating 09/27/21. European style. Counterparty: Merrill Lynch International*	10,625,000	63,596
Expiring 11/02/15. If option exercised the Fund pays quarterly 6.000% and receives quarterly floating 3 month LIBOR terminating 11/04/25. European style. Counterparty: Deutsche Bank AG*	7,050,000	253,571
Total options purchased (cost $11,660,402)		13,785,511

	Shares	Value
Investment of cash collateral from securities loaned: 2.18%
UBS Private Money Market Fund LLC[13] (cost $8,124,287)	8,124,287	$8,124,287
Total investments before investments sold short: 115.79% (cost $391,934,243)		431,181,562
Investments sold short: (22.48)%
Common stocks: (22.48)%
Ireland: (0.09)%
Warner Chilcott PLC, Class A	(14,400)	(347,472)
United Kingdom: (0.00)%[14]
BP PLC	(23)	(170)
United States: (22.39)%
Advanced Micro Devices, Inc.	(95,500)	(667,545)
AGCO Corp.	(10,600)	(523,216)
Alliant Energy Corp.	(29,900)	(1,215,734)
Altera Corp.	(38,100)	(1,765,935)
Amedisys, Inc.	(9,400)	(250,322)
American Water Works Co., Inc.	(30,100)	(886,445)
AMR Corp.	(49,900)	(269,460)
Aqua America, Inc.	(29,200)	(641,816)
BB&T Corp.	(12,600)	(338,184)
Bio-Reference Labs, Inc.	(24,200)	(505,780)
BMC Software, Inc.	(41,300)	(2,259,110)
Bristol-Myers Squibb Co.	(19,100)	(553,136)
Brown-Forman Corp., Class B	(15,300)	(1,142,757)
C.H. Robinson Worldwide, Inc.	(26,600)	(2,097,144)
Calpine Corp.	(29,200)	(470,996)
Cardinal Health, Inc.	(14,000)	(635,880)
Caterpillar, Inc.	(15,200)	(1,618,192)
CenturyLink, Inc.	(10,500)	(424,515)
Charles River Laboratories International, Inc.	(20,700)	(841,455)
Chesapeake Energy Corp.	(33,500)	(994,615)
Chevron Corp.	(3,800)	(390,792)
Church & Dwight Co., Inc.	(29,000)	(1,175,660)
Clorox Co.	(5,300)	(357,432)
Cognizant Technology Solutions Corp., Class A	(7,400)	(542,716)
Compuware Corp.	(24,300)	(237,168)
ConocoPhillips	(9,300)	(699,267)
CONSOL Energy, Inc.	(9,700)	(470,256)
Consolidated Edison, Inc.	(31,600)	(1,682,384)
Constellation Brands, Inc., Class A	(28,800)	(599,616)
Corning, Inc.	(35,200)	(638,880)
Covance, Inc.	(7,700)	(457,149)
CSX Corp.	(47,100)	(1,234,962)

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Dell, Inc.	(98,400)	$(1,640,328)
Diebold, Inc.	(12,000)	(372,120)
Dollar General Corp.	(18,600)	(630,354)
eBay, Inc.	(6,900)	(222,663)
EI Du Pont de Nemours & Co.	(22,500)	(1,216,125)
Eli Lilly & Co.	(59,200)	(2,221,776)
EMC Corp.	(41,200)	(1,135,060)
Expeditors International Washington, Inc.	(40,100)	(2,052,719)
Fastenal Co.	(16,200)	(583,038)
Fiserv, Inc.	(10,600)	(663,878)
Flextronics International Ltd.	(70,900)	(455,178)
Flowers Foods, Inc.	(40,500)	(892,620)
Forest Laboratories, Inc.	(31,600)	(1,243,144)
Franklin Resources, Inc.	(1,600)	(210,064)
Freeport-McMoRan Copper & Gold, Inc.	(9,800)	(518,420)
Goodrich Corp.	(21,100)	(2,015,050)
Halliburton Co.	(4,400)	(224,400)
Hershey Co.	(20,800)	(1,182,480)
Honeywell International, Inc.	(13,700)	(816,383)
Hormel Foods Corp.	(19,000)	(566,390)
Hospira, Inc.	(9,600)	(543,936)
Hudson City Bancorp, Inc.	(32,700)	(267,813)
Humana, Inc.	(11,500)	(926,210)
IDEXX Laboratories, Inc.	(4,700)	(364,532)
Integrys Energy Group, Inc.	(10,700)	(554,688)
International Business Machines Corp.	(4,300)	(737,665)
Intuitive Surgical, Inc.	(3,100)	(1,153,541)
JC Penney Co., Inc.	(8,100)	(279,774)
JetBlue Airways Corp.	(70,400)	(429,440)
Joy Global, Inc.	(8,100)	(771,444)
Laboratory Corp. of America Holdings	(5,900)	(571,061)
Lamar Advertising Co., Class A	(39,300)	(1,075,641)
Longtop Financial Technologies Ltd. ADR[8,15]	(600)	(3,975)
LSI Corp.	(82,300)	(585,976)
M&T Bank Corp.	(2,400)	(211,080)
McDonald's Corp.	(11,700)	(986,544)
Micron Technology, Inc.	(41,000)	(306,680)
Navistar International Corp.	(12,100)	(683,166)
NetApp, Inc.	(22,900)	(1,208,662)
Netflix, Inc.	(5,600)	(1,471,064)
Nordstrom, Inc.	(7,600)	(356,744)
Northern Trust Corp.	(4,300)	(197,628)
Novellus Systems, Inc.	(32,600)	(1,178,164)
NSTAR	(34,300)	(1,577,114)

	Shares	Value
Nvidia Corp.	(22,800)	$(363,318)
Occidental Petroleum Corp.	(8,400)	(873,936)
O'Reilly Automotive, Inc.	(19,000)	(1,244,690)
PerkinElmer, Inc.	(25,300)	(680,823)
Pioneer Natural Resources Co.	(10,000)	(895,700)
PNC Financial Services Group, Inc.	(14,100)	(840,501)
Procter & Gamble Co.	(100)	(6,357)
Quicksilver Resources, Inc.	(32,800)	(484,128)
Red Hat, Inc.	(10,800)	(495,720)
Rockwell Automation, Inc.	(18,000)	(1,561,680)
Sara Lee Corp.	(27,400)	(520,326)
Schlumberger Ltd.	(10,300)	(889,920)
Sears Holdings Corp.	(14,400)	(1,028,736)
Smithfield Foods, Inc.	(41,500)	(907,605)
Southern Co.	(36,600)	(1,477,908)
Spectra Energy Corp.	(26,600)	(729,106)
Starwood Hotels & Resorts Worldwide, Inc.	(17,800)	(997,512)
Tellabs, Inc.	(58,000)	(267,380)
Thermo Fisher Scientific, Inc.	(15,800)	(1,017,362)
Time Warner Cable, Inc.	(6,100)	(476,044)
TJX Cos., Inc.	(23,400)	(1,229,202)
Travelers Cos., Inc.	(16,400)	(957,432)
Walt Disney Co.	(7,500)	(292,800)
Whole Foods Market, Inc.	(20,200)	(1,281,690)
WW Grainger, Inc.	(12,700)	(1,951,355)
Total United States common stocks		(83,364,482)
Total common stocks and investments sold short (proceeds $59,714,445)		(83,712,124)
Total investments, net of investments sold short: 93.31%		347,469,438
Cash and other assets, less liabilities: 6.69%		24,922,582
Net assets: 100.00%		$372,392,020

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $418,521,792; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$48,778,715
Gross unrealized depreciation	(36,118,945)
Net unrealized appreciation of investments	$12,659,770

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 57.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

2  All or a portion of these securities have been delivered to cover open short positions.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $924,248 or 0.25% of net assets.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $8,854,980 or 2.38% of net assets.

5  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Rate shown reflects annualized yield at June 30, 2011 on zero coupon bond.

8  Security is illiquid. At June 30, 2011, the value of these securities amounted to $4,757,737 or 1.28% of net assets.

9  These securities, which represent 1.08% of net assets as of June 30, 2011, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/11	Value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24	03/26/07	$1,863,680	0.50%	$893,292	0.24%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.607%, due 05/10/21	09/30/09	692,500	0.19	806,900	0.22
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	1.42	1,060,000	0.28
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	3,200,760	0.86	348,036	0.09
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	2.19	313	0.00 [a]
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	09/25/06	2,551,500	0.68	928,096	0.25
		$21,746,496	5.84%	$4,036,637	1.08%

a  Amount represents less than 0.005%.

10  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

11  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

12  All or a portion of this security has been designated as collateral for open options and futures contracts.

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June 30, 2011

13  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Net realized gain during the year ended 06/30/11	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$30,452,523	$337,276,520	$321,811,004	$—	$—	$45,918,039	$78,146
UBS Private Money Market Fund LLC[a]	4,355,230	84,204,417	80,435,360	—	—	8,124,287	2,998
UBS Opportunitic Emerging Markets Debt Relationship Fund	17,369,977	—	12,000,000	3,750,636	(1,426,570)	7,694,043	—
UBS U.S. Equity Alpha Relationship Fund	62,547,042	—	40,000,000	10,407,457	5,968,555	38,923,054	—
UBS Global Corporate Bond Relationship Fund	53,202,142	—	55,167,044	3,531,044	(1,566,142)	—	—
	$167,926,914	$421,480,937	$509,413,408	$17,689,137	$2,975,843	$100,659,423	$81,144

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

14  Amount represents less than 0.005%.

15  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2011, the value of this security amounted to $(3,975) or 0.00% of net assets.

22

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Portfolio of investments

June 30, 2011

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	AUD	40,985,000	USD	43,168,681	09/07/11	$(424,195)
Barclays Bank PLC	NZD	62,065,000	USD	50,721,380	09/07/11	(474,383)
Barclays Bank PLC	SEK	12,140,000	USD	1,957,971	09/07/11	46,081
Barclays Bank PLC	USD	34,298,268	SGD	42,310,000	09/07/11	148,089
Goldman Sachs International	AUD	10,215,000	USD	10,827,185	09/07/11	(37,795)
Goldman Sachs International	CAD	19,100,000	USD	19,613,783	09/07/11	(157,588)
Goldman Sachs International	GBP	19,475,000	USD	31,922,836	09/07/11	691,103
Goldman Sachs International	SEK	197,070,000	EUR	21,371,173	09/07/11	(101,367)
JPMorgan Chase Bank	AUD	715,000	USD	747,349	09/02/11	(13,619)
JPMorgan Chase Bank	CAD	880,000	USD	897,352	09/02/11	(13,693)
JPMorgan Chase Bank	CNY	33,935,000	USD	5,258,061	09/07/11	5,019
JPMorgan Chase Bank	DKK	15,470,000	USD	2,980,818	09/07/11	(22,078)
JPMorgan Chase Bank	EUR	4,995,000	USD	7,060,914	09/02/11	(170,315)
JPMorgan Chase Bank	GBP	460,000	USD	748,376	09/02/11	10,642
JPMorgan Chase Bank	KRW	3,312,000,000	USD	3,057,325	09/07/11	(32,238)
JPMorgan Chase Bank	MYR	12,848,000	USD	4,220,069	09/07/11	(13,853)
JPMorgan Chase Bank	NOK	12,360,000	USD	2,279,224	09/07/11	(1,993)
JPMorgan Chase Bank	USD	1,937,918	EUR	1,330,000	09/07/11	(12,756)
JPMorgan Chase Bank	USD	1,892,908	EUR	1,320,000	09/07/11	17,779
JPMorgan Chase Bank	USD	754,204	GBP	460,000	09/02/11	(16,469)
JPMorgan Chase Bank	USD	33,835,279	KRW	36,715,000,000	09/07/11	413,904
JPMorgan Chase Bank	USD	48,134,089	MXN	561,720,000	09/07/11	(441,229)
JPMorgan Chase Bank	USD	35,483,924	MYR	107,165,000	09/07/11	(168,834)
JPMorgan Chase Bank	USD	25,472,992	PLN	70,550,000	09/07/11	76,344
Morgan Stanley & Co., Inc.	MXN	185,808,945	USD	15,365,000	09/07/11	(411,116)
Royal Bank of Scotland	EUR	131,825,000	USD	189,512,938	09/07/11	(1,302,432)
Royal Bank of Scotland	GBP	27,290,000	USD	44,956,809	09/07/11	1,192,291
Royal Bank of Scotland	SGD	2,430,000	USD	1,975,592	09/07/11	(2,773)
Royal Bank of Scotland	USD	1,957,408	AUD	1,845,000	09/07/11	4,989
Royal Bank of Scotland	USD	3,949,026	EUR	2,710,000	09/07/11	(26,328)
Royal Bank of Scotland	USD	8,310,531	JPY	677,300,000	09/07/11	105,621
Royal Bank of Scotland	USD	30,717,626	SEK	190,480,000	09/07/11	(719,538)
State Street Bank & Trust	CHF	9,650,000	USD	11,319,648	09/07/11	(162,661)
State Street Bank & Trust	USD	4,220,777	NZD	5,210,000	09/07/11	76,813
Net unrealized depreciation on forward foreign currency contracts						$(1,938,578)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 66 contracts (USD)	September 2011	$8,216,869	$8,120,062	$(96,807)
US Ultra Bond Futures, 80 contracts (USD)	September 2011	10,356,302	10,100,000	(256,302)
2 Year US Treasury Notes, 168 contracts (USD)	September 2011	36,895,119	36,849,750	(45,369)
5 Year US Treasury Notes, 98 contracts (USD)	September 2011	11,784,460	11,681,141	(103,319)
10 Year US Treasury Notes, 24 contracts (USD)	September 2011	2,938,721	2,935,875	(2,846)

23

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 16 contracts (USD)	September 2011	$(3,508,723)	$(3,509,500)	$(777)
5 Year US Treasury Notes, 15 contracts (USD)	September 2011	(1,802,789)	(1,787,930)	14,859
Index futures sell contracts:
Amsterdam Exchange Index, 74 contracts (EUR)	July 2011	(7,231,807)	(7,304,805)	(72,998)
CAC 40 Euro Index, 93 contracts (EUR)	July 2011	(5,185,776)	(5,377,859)	(192,083)
DAX Index, 59 contracts (EUR)	September 2011	(15,421,382)	(15,824,593)	(403,211)
Dow Jones EURO STOXX 50 Index, 535 contracts (EUR)	September 2011	(21,458,228)	(22,090,917)	(632,689)
FTSE 100 Index, 418 contracts (GBP)	September 2011	(38,647,490)	(39,631,311)	(983,821)
FTSE/MIB Index, 40 contracts (EUR)	September 2011	(5,855,065)	(5,872,243)	(17,178)
Hang Seng Stock Index, 7 contracts (HKD)	July 2011	(981,033)	(1,016,214)	(35,181)
IBEX 35 Index, 42 contracts (EUR)	July 2011	(6,090,964)	(6,275,950)	(184,986)
MSCI Singapore Index, 19 contracts (SGD)	July 2011	(1,087,748)	(1,115,045)	(27,297)
NIKKEI 225 Index, 53 contracts (JPY)	September 2011	(6,273,845)	(6,494,756)	(220,911)
OMXS 30 Index, 318 contracts (SEK)	July 2011	(5,558,272)	(5,604,860)	(46,588)
Russell 2000 Mini Index, 199 contracts (USD)	September 2011	(15,410,188)	(16,425,460)	(1,015,272)
S&P 500 Index, 275 contracts (USD)	September 2011	(87,742,480)	(90,440,625)	(2,698,145)
S&P Toronto Stock Exchange 60 Index, 12 contracts (CAD)	September 2011	(1,858,110)	(1,896,708)	(38,598)
SPI 200 Index, 18 contracts (AUD)	September 2011	(2,184,055)	(2,226,497)	(42,442)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 87 contracts (USD)	March 2015	20,871,336	21,021,375	150,039
Long Gilt, 638 contracts (GBP)	September 2011	123,581,902	123,028,566	(553,336)
Interest rate futures sell contracts:
1 Month Euro-Dollar Futures, 5 contracts (USD)	July 2011	(1,247,249)	(1,247,594)	(345)
90 Day Euro-Dollar Futures, 40 contracts (USD)	September 2011	(9,961,360)	(9,965,500)	(4,140)
90 Day Euro-Dollar Futures, 87 contracts (USD)	March 2013	(21,475,841)	(21,462,900)	12,941
Japanese 10 Year Bond, 88 contracts (JPY)	September 2011	(153,633,617)	(154,170,797)	(537,180)
30 Day Fed Fund Futures, 51 contracts (USD)	July 2011	(21,225,868)	(21,230,448)	(4,580)
Net unrealized depreciation on futures contracts				$(8,038,562)

Options written

	Expiration date	Premiums received	Value
Call options
5 Year US Treasury Notes, 50 contracts, strike @ USD 121.50	July 2011	$10,831	$(1,172)
Dow Jones EURO STOXX 50 Index, 4,730 contracts, strike @ EUR 2,950.00	August 2011	1,683,096	(2,256,680)
Put options
90 Day Euro-Dollar Futures, 528 contracts, strike @ USD 95.00	September 2011	394,152	(3,300)
90 Day Euro-Dollar Time Deposit, 49 contracts, strike @ USD 99.63	December 2011	10,853	(14,700)
90 Day Euro-Dollar Time Deposit, 350 contracts, strike @ USD 99.38	December 2011	42,525	(56,875)
90 Day Euro-Dollar Time Deposit, 100 contracts, strike @ USD 96.00	December 2012	44,650	(8,750)
Foreign Exchange Option, Sell AUD/USD, AUD 8,432,000 face amount covered by contracts, strike @ USD 1.08	July 2011	68,216	(25,253)

24

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

	Expiration date	Premiums received	Value
Options written on interest rate swaps
If option exercised the Fund pays quarterly floating 3 month LIBOR and receives semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 4,500,000	June 2016	$177,404	$(176,533)
If option exercised the Fund pays quarterly 4.700% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 4,500,000	June 2016	177,404	(182,249)
If option exercised the Fund pays quarterly 7.250% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 7,050,000	November 2015	129,720	(128,499)
If option exercised the Fund pays quarterly 8.760% and receives quarterly floating 3 month LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 7,050,000	November 2015	83,895	(52,336)
Receiver options written on credit default swaps on credit indices
If option exercised payment to the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.HY Series 16V1 Index and the Fund pays fixed rate of 5.000%. Underlying credit default swap terminating 06/20/16. European style. Counterparty: Credit Suisse, Notional Amount USD 14,000,000	September 2011	331,800	(247,385)
Total options written		$3,154,546	$(3,153,732)

Written option activity for the year ended June 30, 2011 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2010	2,678	$1,073,661
Options written	21,184	5,435,835
Options terminated in closing purchase transactions	(18,055)	(4,323,389)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2011	5,807	$2,186,107

Swaption & Foreign exchange option activity for the year ended June 30, 2011 for UBS Dynamic Alpha Fund was as follows:

Amount of premiums received
Swaptions & Foreign exchange options outstanding at June 30, 2010	$779,716
Swaptions & Foreign exchange options written	4,698,290
Swaptions & Foreign exchange options terminated in closing purchase transactions	(3,146,476)
Swaptions & Foreign exchange options expired prior to exercise	(1,363,091)
Swaptions & Foreign exchange options outstanding at June 30, 2011	$968,439

25

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Currency swap agreements

Counterparty	Pay currency	Pay contracts	Receive currency	Receive contracts	Termination date	Pay rate[1]	Receive rate[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche
Bank AG	EUR	3,273,917	USD	4,500,000	03/16/20	1.4770[2]	0.2453[3]	$—	$(245,084)	$(245,084)
Deutsche Bank AG	USD	4,500,000	EUR	3,273,917	03/16/40	0.2453[3]	1.4770[2]	—	243,426	243,426
Merrill Lynch
International	USD	4,129,672	CAD	4,000,000	03/16/20	0.2453[3]	1.2886[4]	(275,132)	19,796	(255,336)
Merrill Lynch International	CAD	4,000,000	USD	4,129,672	03/16/40	1.2886[4]	0.2453[3]	275,132	19,816	294,948
								$—	$37,954	$37,954

1  Payments made or received are based on the notional amount.

2  Based on 3 month EURIBOR.

3  Based on 3 month USD LIBOR.

4  Based on the 3 month Canadian Bankers Acceptance Rate.

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citibank, N.A.	CAD	18,600,000	06/13/21	3.2825%	1.2900%[2]	$—	$210,881	$210,881
Citibank, N.A.	USD	27,444,000	08/31/14	2.6325	0.2540[3]	—	(1,470,907)	(1,470,907)
Citibank, N.A.	USD	20,960,000	11/15/16	4.0000	0.2601[3]	—	(2,115,840)	(2,115,840)
Citibank, N.A.	USD	18,800,000	06/15/21	0.2470[3]	3.0875	—	(214,611)	(214,611)
Citibank, N.A.	USD	5,490,000	02/15/36	4.6680	0.2608[3]	—	(690,464)	(690,464)
Citibank, N.A.	USD	48,000,000	06/20/41	0.2465[3]	3.8963	—	(1,263,769)	(1,263,769)
Credit Suisse International	EUR	10,670,000	04/13/15	1.6120[4]	2.4430	(340,303)	(42,208)	(382,511)
Credit Suisse International	EUR	5,140,000	04/13/20	3.3300	1.6120[4]	247,389	(34,330)	213,059
Deutsche Bank AG	AUD	5,600,000	09/21/19	4.9600[5]	5.9700	—	118,956	118,956
Deutsche Bank AG	AUD	2,945,000	02/11/21	—[6]	6.5850	—	39,500	39,500
Deutsche Bank AG	AUD	2,475,000	09/21/39	5.6200	4.9600[5]	(3,103)	15,928	12,825
Deutsche Bank AG	CAD	9,010,000	10/03/13	—[7]	1.8750	—	(3,881)	(3,881)
Deutsche Bank AG	CAD	8,050,000	10/03/16	2.4850	—[7]	—	60,494	60,494
Deutsche Bank AG	CAD	2,225,000	10/03/21	—[7]	3.2600	—	(52,356)	(52,356)
Deutsche Bank AG	EUR	1,150,000	03/15/16	1.4890[4]	2.9300	—	19,720	19,720
Deutsche Bank AG	GBP	8,750,000	04/13/15	2.9375	1.1206[8]	—	(468,967)	(468,967)
Deutsche Bank AG	GBP	4,250,000	04/13/20	1.1206[8]	3.8660	—	295,365	295,365
Deutsche Bank AG	KRW	4,600,000,000	01/26/21	4.8100	—[9]	—	(86,534)	(86,534)
Deutsche Bank AG	MXN	244,663,000	03/26/21	4.8600[10]	7.7500	—	813,168	813,168
Deutsche Bank AG	USD	42,950,000	06/30/13	0.8150	—[11]	—	(58,021)	(58,021)
Deutsche Bank AG	USD	31,090,000	04/11/16	2.4940	0.2895[3]	—	(996,458)	(996,458)
Deutsche Bank AG	USD	20,268,000	02/15/17	0.2608[3]	3.4175	—	1,556,079	1,556,079

26

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Counterparty	Notional amount		Termination date	Payments made by the Fund[1]	Payments received by the Fund[1]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460%	0.3045%[3]	$—	$(1,479,774)	$(1,479,774)
Deutsche Bank AG	USD	451,000	02/15/36	4.5450	0.2608[3]	—	(47,536)	(47,536)
Deutsche Bank AG	USD	360,000	04/01/39	4.5690	0.3045[3]	—	(37,262)	(37,262)
Deutsche Bank AG	USD	990,000	10/01/39	4.0580	0.3045[3]	—	(13,409)	(13,409)
Goldman Sachs International	CAD	37,700,000	06/08/21	3.2813	1.2900[2]	—	412,335	412,335
Goldman Sachs International	EUR	41,200,000	06/21/21	1.7590[4]	3.3250	—	(499,527)	(499,527)
Goldman Sachs International	USD	38,700,000	06/10/21	0.2503[3]	3.0550	—	(530,095)	(530,095)
JPMorgan Chase Bank	AUD	4,600,000	01/27/21	—[6]	6.4650	—	42,630	42,630
JPMorgan Chase Bank	CAD	1,950,000	03/11/16	2.7950	1.2900[2]	—	(40,476)	(40,476)
JPMorgan Chase Bank	EUR	4,680,000	12/17/15	1.7480[4]	2.6375	—	71,968	71,968
JPMorgan Chase Bank	EUR	3,040,000	04/27/22	—[12]	3.8650	—	75,135	75,135
JPMorgan Chase Bank	EUR	1,450,000	04/27/42	3.9190	—[12]	—	6,268	6,268
JPMorgan Chase Bank	USD	5,290,000	12/08/15	1.8050	0.2518[3]	2,078	(12,514)	(10,436)
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.1858[13]	0.2575[3]	—	229,864	229,864
JPMorgan Chase Bank	USD	5,380,000	12/08/20	0.2518[3]	3.1250	—	71	71
JPMorgan Chase Bank	USD	1,320,000	12/08/40	3.9975	0.2518[3]	—	8,050	8,050
Merrill Lynch International	AUD	245,000	02/15/21	—[6]	6.6350	—	3,713	3,713
Merrill Lynch International	CAD	5,290,000	12/15/15	2.6770	1.2921[2]	—	(68,633)	(68,633)
Merrill Lynch International	CAD	1,420,000	02/04/21	3.7250	1.3000[2]	—	(58,454)	(58,454)
Merrill Lynch International	CAD	1,770,000	02/04/31	1.3000[2]	4.3100	—	88,312	88,312
Merrill Lynch International	CAD	710,000	02/04/41	4.2075	1.3000[2]	—	(37,886)	(37,886)
Merrill Lynch International	JPY	1,146,000,000	04/26/13	0.3456[14]	0.4513	—	16,488	16,488
Merrill Lynch International	JPY	920,000,000	04/26/16	0.7063	0.3456[14]	—	(95,438)	(95,438)
Merrill Lynch International	JPY	239,000,000	04/26/21	0.3456[14]	1.3338	—	61,245	61,245
Merrill Lynch International	KRW	3,190,000,000	02/11/21	4.8400	—[9]	—	(62,893)	(62,893)
Merrill Lynch International	USD	119,500,000	11/24/11	0.2575[3]	0.1858[13]	—	60,797	60,797
Merrill Lynch International	USD	1,760,000	09/27/21	—[11]	3.7160	—	55,971	55,971
Merrill Lynch International	USD	2,970,000	08/15/29	4.2625	0.2608[3]	—	(214,324)	(214,324)
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250	0.2470[3]	—	279,977	279,977
Morgan Stanley & Co., Inc.	CAD	4,700,000	04/08/17	3.6000	—[7]	—	(159,394)	(159,394)
Morgan Stanley & Co., Inc.	CAD	2,660,000	04/08/22	—[7]	4.2300	—	119,057	119,057
						$(93,939)	$(6,193,989)	$(6,287,928)

1  Payments made or received are based on the notional amount.

2  Rate based on 3 month Canadian Bankers Acceptance Rate.

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 6 month EURIBOR.

5  Rate based on 6 month BBSW.

6  Rate based on 6 month BBSW. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

7  Rate based on 3 month Canadian Bankers Acceptance Rate. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

8  Rate based on 6 month LIBOR (GBP BBA)

9  Rate based on 6 month KORIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

10  Rate based on MXIBTIIE.

27

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

11  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

12  Rate based on 6 month EURIBOR. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of June 30, 2011.

13  Rate based on 1 month LIBOR (USD BBA).

14  Rate based on 6 month LIBOR (JPY BBA).

Credit default swaps on credit indices—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC	USD	6,100,000	06/20/16	5.0000%	—[3]	$64,389	$(58,227)	$6,162
Credit Suisse International	USD	7,900,000	06/20/16	5.0000	—[3]	89,972	(75,409)	14,563
Deutsche Bank AG	EUR	81,500,000	06/20/16	1.0000	—[4]	(324,339)	541,001	216,662
Deutsche Bank AG	USD	9,680,000	12/20/12	0.6000	—[5]	—	(4,128)	(4,128)
Goldman Sachs International	USD	6,500,000	12/20/15	5.0000	—[6]	935,639	(781,206)	154,433
Merrill Lynch International	EUR	6,100,000	12/20/15	1.0000	—[7]	(18,070)	8,717	(9,353)
Merrill Lynch International	USD	2,000,000	12/20/15	1.0000	—[8]	(93,727)	20,658	(73,069)
Merrill Lynch International	USD	23,000,000	06/20/16	1.0000	—[9]	115,487	(63,554)	51,933
						$769,351	$(412,148)	$357,203

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Main Series 15 Index.

5  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

6  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 14 Index.

7  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Main Series 14 Index.

8  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the MCDX.NA 15 Index.

9  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 16 Index.

28

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Credit default swaps on corporate and sovereign issues—buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	EUR	1,500,000	03/20/14	5.0000%	—[3]	$236,056	$(167,588)	$68,468
Deutsche Bank AG	EUR	1,250,000	06/20/16	1.0000	—[4]	(4,942)	7,513	2,571
Deutsche Bank AG	USD	1,895,000	03/20/14	1.0000	—[5]	16,489	(30,086)	(13,597)
Deutsche Bank AG	USD	1,875,000	03/20/14	1.0000	—[6]	13,542	(5,012)	8,530
JP Morgan Chase Bank	USD	500,000	06/20/16	1.0000	—[7]	(177)	2,161	1,984
Merrill Lynch International	EUR	1,250,000	06/20/16	1.0000	—[8]	(40,224)	29,728	(10,496)
Merrill Lynch International	USD	2,740,000	06/20/15	0.2500	—[9]	(37,017)	42,010	4,993
Merrill Lynch International	USD	2,200,000	06/20/16	1.0000	—[10]	69,719	(65,770)	3,949
Morgan Stanley & Co., Inc.	EUR	1,250,000	06/20/16	1.0000	—[11]	(5,346)	11,327	5,981
						$248,100	$(175,717)	$72,383

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the ING Bank NV 5.250% bond, due 06/07/19.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Constellation Energy Group, Inc. 4.550% bond, due 06/15/15.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Agricole SA 5.065% bond, due 08/10/22.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of France 4.250% bond, due 04/25/19.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Parcel Service of America, Inc. 8.375% bond, due 04/01/30.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the BNP Paribas SA 4.250% bond, due 01/16/14.

29

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Deutsche Bank AG	USD	5,000,000	07/25/45	—[4]	0.5400%	$—	$(2,836,203)	$(2,836,203)	—%
Goldman Sachs International	USD	6,500,000	06/20/15	—[5]	1.0000	14,442	71,953	86,395	0.7215
Goldman Sachs International	USD	39,500,000	06/20/16	—[6]	5.0000	(1,047,847)	377,045	(670,802)	4.8062
Goldman Sachs International	USD	115,200,000	06/20/16	—[7]	1.0000	(284,800)	318,321	33,521	0.9484
Merrill Lynch International	USD	3,100,000	07/25/45	—[4]	0.5400	—	(1,758,446)	(1,758,446)	—
						$(1,318,205)	$(3,827,330)	$(5,145,535)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments received are based on the notional amount.

3  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

5  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 14 Index.

6  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.

7  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 16 Index.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Credit Suisse International	EUR	4,700,000	12/20/15	—[4]	0.2500%	$54,276	$(66,102)	$(11,826)	0.4800%
Deutsche Bank AG	EUR	1,000,000	03/20/16	—[5]	5.0000	(190,725)	109,140	(81,585)	3.1855
Deutsche Bank AG	USD	1,250,000	03/20/16	—[6]	1.0000	22,358	6,217	28,575	0.8829
Deutsche Bank AG	USD	1,250,000	03/20/16	—[7]	1.0000	27,997	(35,093)	(7,096)	1.6135
JP Morgan Chase Bank	EUR	800,000	03/20/16	—[8]	1.0000	42,378	(58,743)	(16,365)	2.1846
Merrill Lynch International	EUR	800,000	03/20/16	—[9]	1.0000	32,382	(38,898)	(6,516)	1.7814
Merrill Lynch International	USD	500,000	06/20/16	—[10]	1.0000	9,361	(9,136)	225	1.3833

30

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[3]
Morgan Stanley & Co., Inc.	USD	5,250,000	03/20/16	—[11]	1.0000%	$(64,257)	$38,452	$(25,805)	0.8375%
Morgan Stanley & Co., Inc.	USD	700,000	06/20/16	—[12]	1.0000	12,901	(18,855)	(5,954)	1.5758
						$(53,329)	$(73,018)	$(126,347)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments received are based on the notional amount.

3  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United States Treasury Note 4.875% due 08/15/16.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ITV PLC 5.375% bond, due 10/19/15.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Renault SA 2.647% bond, due 08/04/14.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aegon NV 4.125% bond, due 12/08/14.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Generation Co., LLC 6.200% bond, due 10/01/17.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife, Inc. 5.000% bond, due 06/15/15.

31

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$157,288,129	$118,168,576	$—	$275,456,705
Common stocks sold short	(83,707,979)	(170)	(3,975)	(83,712,124)
Preferred stocks	153,600	2,885,449	—	3,039,049
Corporate bonds	—	20,767,724	—	20,767,724
Asset-backed securities	—	1,772,919	806,900	2,579,819
Collateralized debt obligations	—	725,075	3,229,737	3,954,812
Commercial mortgage-backed securities	—	3,853,141	—	3,853,141
Mortgage & agency debt securities	—	3,398,169	—	3,398,169
Municipal bonds	—	1,938,509	—	1,938,509
US government obligation	—	1,550,111	—	1,550,111
Non-US government obligation	—	198,589	—	198,589
Investment companies	—	46,617,097	—	46,617,097
Short-term investment	—	45,918,039	—	45,918,039
Options purchased	13,124,149	661,362	—	13,785,511
Investment of cash collateral from securities loaned	—	8,124,287	—	8,124,287
Forward foreign currency contracts	—	(1,938,578)	—	(1,938,578)
Futures contracts	(5,179,177)	(2,859,385)	—	(8,038,562)
Options written	(2,341,477)	(812,255)	—	(3,153,732)
Swap agreements	—	(10,644,248)	—	(10,644,248)
Total	$79,337,245	$240,324,411	$4,032,662	$323,694,318

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Common stocks	Common stocks sold short	Asset-backed securities	Collateralized debt obligations	Total
Assets
Beginning balance	$0	$—	$766,614	$9,334,600	$10,101,214
Purchases	—	—	—	—	—
Issuances	—	—	—	—	—
Sales	(6,573)	(19,615)	—	(19,669,239)	(19,695,427)
Settlements	—	—	—	—	—
Accrued discounts (premiums)	—	—	21,830	48,481	70,311
Total realized gain (loss)	(1,597,897)	—	(3,863)	(16,789,415)	(18,391,175)
Net change in unrealized appreciation/depreciation	1,604,470	15,640	22,319	31,030,385	32,672,814
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	—	—	—	(725,075)	(725,075)
Ending balance	$—	$(3,975)	$806,900	$3,229,737	$4,032,662

The change in unrealized appreciation/depreciation relating to the Level 3 investments still held at June 30, 2011 was $8,287,845.

1  Transfers out of Level 3 represent the value at the beginning of the period. At June 30, 2011, a security was transfered from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
32

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Global Allocation Fund (the "Fund") returned 23.87% (Class A shares returned 17.11% after the deduction of the maximum sales charge), while Class Y shares returned 24.15%.

For comparison purposes, the Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 22.50%, the Russell 3000 Index returned 32.37%, the MSCI World Free Index (net) returned 30.51%, and the Citigroup World Government Bond Index returned 10.54% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's positive performance was due primarily to market allocation decisions and currency strategy.

Portfolio performance summary1

What worked

•  The Fund's overweight to risk assets made a significant contribution to relative performance.

  – The Fund was overweight to equities throughout the period, finishing the 12-month period at a 68% equity allocation, versus the Index weight of 65%. This position was rewarded as corporate profits often exceeded expectations and investor risk appetite was generally robust.

  – Within equities, the Fund's modest overweight to US stocks was beneficial, as they outperformed their international counterparts.

  – Having an underweight to emerging markets equities was positive for performance as they lagged their developed market peers.

•  The Fund's overweights to investment grade corporate and high yield bonds enhanced results.

  – We de-emphasized US Treasuries and international sovereigns in favor of corporate bonds. This was beneficial when corporate bonds posted strong returns during the 12-month period, as investors sought to generate incremental yield in the low interest rate environment. In particular, the Fund's long position to investment grade financials was a positive for performance, as their spreads narrowed during the period. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

  – Having a long position to high yield bonds was beneficial, as they generated good performance during most of the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

33

UBS Global Allocation Fund

•  The Fund's currency strategy was an overall positive for performance.

  – The Fund's overweight to the Swedish krona was beneficial. The currency appreciated as Sweden's economic fundamentals were relatively strong, and its banking system was not as adversely impacted by the European sovereign debt crisis.

  – Long positions to Asia ex-Japan currencies enhanced results, as the economies of these countries continued to expand at a solid pace.

•  Overall, security selection modestly contributed to performance. In particular, the Fund's exposure to large cap growth stocks and its investment grade financial holdings performed well.

•  Derivatives use contributed to Fund performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets and currencies. Our use of derivatives had a positive impact on performance across both of these areas.

What didn't work

•  An overweight to certain global ex-US equities was a modest negative for performance. In particular an overweight to European equities was a drag on performance, as they were negatively impacted by the sovereign debt crisis in peripheral Europe.

•  Certain currency strategies detracted from performance.

  – The Fund's underweight to the euro was not rewarded. Despite the European sovereign debt crisis, the euro strengthened during the period.

  – Having an underweight to the strong-performing Australian dollar detracted from performance, as it benefited from rising commodity prices.

•  Security selection was a drawback in the large cap value equity style space.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

34

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/11 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	23.87%	2.74%	6.17%	5.57%
Class B3	22.86	1.90	N/A	5.80[6]
Class C4	22.90	1.96	N/A	5.61
Class Y5	24.15	3.02	6.43	7.42
After deducting maximum sales charge
Class A2	17.11%	1.58%	5.57%	5.15%
Class B3	17.86	1.62	N/A	5.80[6]
Class C4	21.90	1.96	N/A	5.61
Russell 3000 Index[7]	32.37%	3.35%	3.44%	8.73%
MSCI World Free Index (net)[8]	30.51	2.28	3.99	7.03
Citigroup World Government Bond Index[9]	10.54	7.35	7.92	6.37
GSMI Mutual Fund Index[10]	22.50	4.93	6.03	7.92

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.15% and 2.15%; Class C—2.06% and 2.06%; Class Y—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the 12-month period ending October 27, 2011, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

10  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

35

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net), the Citigroup World Government Bond Index and the GSMI Mutual Fund Index over the 10 years ended June 30, 2011. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

36

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
Apple, Inc.	1.0%
Exxon Mobil Corp.	0.9
Amazon.com, Inc.	0.7
Johnson & Johnson	0.7
JPMorgan Chase & Co.	0.6
General Dynamics Corp.	0.5
Wells Fargo & Co.	0.5
PepsiCo, Inc.	0.5
QUALCOMM, Inc.	0.5
Citigroup, Inc.	0.5
Total	6.4%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2011

Percentage of net assets
United States	35.8%
Germany	3.9
United Kingdom	3.5
Japan	2.2
China	2.1
Total	47.5%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
US Treasury Notes, 0.750%, due 03/31/13	1.8%
US Treasury Notes, 0.500%, due 05/31/13	0.8
Kingdom of Spain, 4.200%, due 01/31/37	0.7
US Treasury Notes, 2.625%, due 04/30/16	0.7
Government of Belgium, 3.500%, due 03/28/15	0.7
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	0.7
Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21	0.7
Kingdom of Spain, 5.500%, due 04/30/21	0.7
US Treasury Notes, 3.125%, due 04/30/17	0.6
Bundesschatzanweisungen, 0.500%, due 06/15/12	0.6
Total	8.0%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 46.8%, United Kingdom 7.2%, Japan 5.1%, Germany 5.0%, China 4.0%.

37

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2011

Common stocks
Aerospace & defense	1.21%
Air freight & logistics	0.49
Airlines	0.51
Auto components	0.05
Automobiles	0.70
Beverages	1.05
Biotechnology	0.45
Building products	0.28
Capital markets	0.93
Chemicals	1.52
Commercial banks	3.38
Communications equipment	0.92
Computers & peripherals	1.72
Construction & engineering	0.31
Construction materials	0.37
Distributors	0.02
Diversified consumer services	0.15
Diversified financial services	1.53
Diversified telecommunication services	0.52
Electric utilities	1.60
Electrical equipment	0.13
Electronic equipment, instruments & components	0.05
Energy equipment & services	0.90
Food & staples retailing	1.23
Food products	0.82
Health care equipment & supplies	0.83
Health care providers & services	1.08
Health care technology	0.04
Hotels, restaurants & leisure	1.50
Household durables	0.06
Household products	0.45
Industrial conglomerates	0.25
Insurance	1.91
Internet & catalog retail	1.07
Internet software & services	0.93
IT services	0.77
Leisure equipment & products	0.17
Life sciences tools & services	0.41
Machinery	1.77
Media	1.72
Metals & mining	1.29
Multiline retail	0.08
Oil, gas & consumable fuels	4.41
Personal products	0.70
Pharmaceuticals	2.47
Professional services	0.27
Real estate investment trust (REIT)	0.20
Real estate management & development	0.23%
Road & rail	0.74
Semiconductors & semiconductor equipment	0.58
Software	1.75
Specialty retail	0.28
Textiles, apparel & luxury goods	0.40
Tobacco	0.32
Trading companies & distributors	0.43
Transportation infrastructure	0.02
Wireless telecommunication services	0.84
Total common stocks	48.81%
Preferred stock	0.37
Bonds
Corporate bonds
Commercial banks	0.10
Diversified financial services	0.14
Wireless telecommunication services	0.03
Total corporate bonds	0.27%
Mortgage & agency debt securities	0.11
US government obligations	6.29
Non-US government obligations	6.74
Supranational bond	0.05
Total bonds	13.46%
Investment companies
UBS Credit Bond Relationship Fund	3.99
UBS Emerging Markets Equity Relationship Fund	4.02
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	14.82
UBS Global Corporate Bond Relationship Fund	4.63
UBS High Yield Relationship Fund	4.04
UBS Small-Cap Equity Relationship Fund	2.35
Total investment companies	33.85%
Warrants	0.11
Short-term investment	2.92
Investment of cash collateral from securities loaned	1.81
Total investments	101.33%
Liabilities, in excess of cash and other assets	(1.33)
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification and derivatives exposure was included.

38

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks: 48.81%
Argentina: 0.10%
MercadoLibre, Inc.	16,600	$1,317,044
Australia: 0.55%
National Australia Bank Ltd.	86,157	2,377,097
Orica Ltd.	106,317	3,083,306
Qantas Airways Ltd.*	794,466	1,574,799
Total Australia common stocks		7,035,202
Belgium: 0.20%
Anheuser-Busch InBev NV	45,495	2,638,033
Brazil: 0.47%
Banco Bradesco SA ADR[1]	6,764	138,594
CCR SA NPV	8,000	238,106
Cia de Bebidas das Americas ADR[1]	18,700	630,751
Cia Hering	13,000	299,042
Cosan Ltd., Class A	25,200	309,708
Diagnosticos da America SA	31,000	417,134
Embraer SA ADR	14,000	430,920
Itau Unibanco Holding SA ADR	5,580	131,409
Lojas Renner SA	7,000	266,876
Odontoprev SA	17,000	283,215
Petroleo Brasileiro SA ADR	52,600	1,781,036
Porto Seguro SA	15,000	233,557
Vale SA ADR	28,000	894,600
Total Brazil common stocks		6,054,948
Canada: 1.45%
Canadian Oil Sands Ltd.	73,000	2,106,475
Petrobank Energy & Resources Ltd.*	141,000	2,070,154
Petrominerales Ltd.[1]	88,658	2,602,424
Potash Corp. of Saskatchewan, Inc.	29,900	1,704,001
Royal Bank of Canada	67,200	3,841,294
Suncor Energy, Inc.	74,000	2,900,306
Teck Resources Ltd., Class B	67,500	3,430,816
Total Canada common stocks		18,655,470
China: 2.13%
Agile Property Holdings Ltd.[1]	322,000	503,800
Agricultural Bank of China Ltd., H Shares	436,000	230,460
AIA Group Ltd.*	960,317	3,342,271
Air China Ltd., H Shares	250,000	260,466
Baidu, Inc. ADR*	29,900	4,189,887
BBMG Corp., H Shares	342,000	513,166
China Liansu Group Holdings Ltd.[1]	1,201,000	985,596

	Shares	Value
China Lumena New Materials Corp.[1]	996,000	$402,986
China Oilfield Services Ltd., H Shares	260,000	477,420
Chongqing Machinery & Electric Co., Ltd., H Shares	1,304,000	420,617
CNOOC Ltd.	391,000	918,572
CSR Corp. Ltd., H Shares	258,000	242,849
Focus Media Holding Ltd. ADR*[1]	69,100	2,149,010
Haier Electronics Group Co., Ltd.*	199,000	247,655
Industrial & Commercial Bank of China, H Shares	743,000	568,910
International Mining Machinery Holdings Ltd.	335,000	324,295
IT Ltd.	154,000	150,588
Jardine Matheson Holdings Ltd.	49,600	2,844,118
Melco Crown Entertainment Ltd. ADR*[1]	149,600	1,910,392
MIE Holdings Corp.	539,567	229,818
New World Development Co., Ltd.	1,249,000	1,897,255
PetroChina Co., Ltd., H Shares	354,000	516,956
Sina Corp.*[1]	13,900	1,446,990
Skyworth Digital Holdings Ltd.[1]	794,000	478,814
Tencent Holdings Ltd.	31,500	863,912
Xingda International Holdings Ltd.[1]	1,051,000	1,028,096
Xinyi Glass Holdings Ltd.	266,000	265,123
Total China common stocks		27,410,022
Cyprus: 0.04%
Globaltrans Investment PLC GDR[2]	29,336	545,382
Denmark: 0.26%
FLSmidth & Co. A/S	40,122	3,412,000
Finland: 0.20%
Sampo Oyj, Class A	81,170	2,620,772
France: 0.63%
BNP Paribas SA	56,419	4,351,343
Carrefour SA*[1]	90,638	3,722,567
Total France common stocks		8,073,910
Germany: 2.07%
Allianz SE	28,429	3,972,022
Bayer AG	33,467	2,690,615
Beiersdorf AG	42,408	2,751,946
E.ON AG	119,926	3,404,457
Fresenius Medical Care AG & Co. KGaA	47,861	3,578,365
HeidelbergCement AG	40,345	2,571,894
MAN SE1	20,257	2,699,008

39

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
Germany—(Concluded)
Metro AG	35,268	$2,134,995
SAP AG	47,435	2,868,970
Total Germany common stocks		26,672,272
India: 0.12%
ICICI Bank Ltd. ADR	10,500	517,650
Infosys Technology Ltd. ADR[1]	9,900	645,777
Reliance Industries Ltd. GDR[3]	10,694	430,644
Total India common stocks		1,594,071
Indonesia: 0.13%
Astra International Tbk PT	90,000	667,776
Bank Rakyat Indonesia Persero Tbk PT	674,500	513,194
Harum Energy Tbk PT	458,000	510,917
Total Indonesia common stocks		1,691,887
Ireland: 0.35%
Covidien PLC	56,300	2,996,849
Ryanair Holdings PLC ADR	51,800	1,519,812
Total Ireland common stocks		4,516,661
Israel: 0.07%
Teva Pharmaceutical Industries Ltd. ADR	18,800	906,536
Italy: 0.28%
Fiat Industrial SpA*	279,453	3,612,701
Japan: 2.22%
Asahi Glass Co., Ltd.[1]	222,000	2,592,198
ITOCHU Corp.	328,300	3,415,035
KDDI Corp.	264	1,899,507
Mitsubishi Corp.	88,900	2,227,384
Nissan Motor Co., Ltd.[1]	198,400	2,082,658
ORIX Corp.	21,990	2,139,185
Sankyo Co., Ltd.	42,800	2,212,014
Shin-Etsu Chemical Co., Ltd.	49,300	2,644,415
Sony Financial Holdings, Inc.	200,600	3,627,210
Sumitomo Mitsui Financial Group, Inc.	117,100	3,603,864
THK Co., Ltd.	86,800	2,209,530
Total Japan common stocks		28,653,000
Luxembourg: 0.23%
ArcelorMittal	85,631	2,979,724
Malaysia: 0.13%
Axiata Group Bhd	487,200	808,867
Malayan Banking Bhd	277,800	823,318
Total Malaysia common stocks		1,632,185

	Shares	Value
Mexico: 0.13%
America Movil SAB de CV ADR[1]	8,400	$452,592
Fomento Economico Mexicano SAB de CV ADR	12,000	797,880
Wal-Mart de Mexico SAB de CV	126,000	373,313
Total Mexico common stocks		1,623,785
Netherlands: 0.74%
ASML Holding NV	79,792	2,939,740
Heineken NV	50,367	3,029,423
Wolters Kluwer NV	161,224	3,572,627
Total Netherlands common stocks		9,541,790
Norway: 0.64%
Petroleum Geo-Services ASA*	74,667	1,067,152
Statoil ASA	114,037	2,887,492
Telenor ASA	259,058	4,242,495
Total Norway common stocks		8,197,139
Philippines: 0.15%
Alliance Global Group, Inc.	3,087,000	782,767
Megaworld Corp.	10,755,000	494,441
Metropolitan Bank & Trust	411,312	665,794
Total Philippines common stocks		1,943,002
Russia: 0.18%
Gazprom OAO ADR	65,497	959,305
Lukoil OAO ADR	7,019	447,461
Mechel OAO ADR[1]	30,500	728,645
United Co. RUSAL PLC*	170,000	233,964
Total Russia common stocks		2,369,375
Singapore: 0.18%
DBS Group Holdings Ltd.	192,089	2,299,233
South Africa: 0.20%
Imperial Holdings Ltd.	14,902	267,435
Mr. Price Group Ltd.	40,783	411,716
MTN Group Ltd.	23,860	508,389
Sasol Ltd.	12,747	671,860
Shoprite Holdings Ltd.	48,407	729,282
Total South Africa common stocks		2,588,682
South Korea: 0.69%
Amorepacific Corp.	456	509,900
Cheil Industries, Inc.	8,075	969,448
Hwa Shin Co., Ltd.	7,760	146,390
Hyundai Department Store Co., Ltd.	3,128	509,256
Hyundai Engineering & Construction Co., Ltd.	6,758	548,378
Hyundai Heavy Industries Co., Ltd.	1,878	784,409
Hyundai Mobis	852	319,729

40

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Continued)
South Korea—(Concluded)
Hyundai Motor Co.	9,059	$2,022,970
KB Financial Group, Inc.	14,915	709,413
KIWOOM Securities Co., Ltd.	12,538	662,730
LG Chem Ltd.	2,640	1,213,357
Samsung Heavy Industries Co., Ltd.	11,810	530,281
Total South Korea common stocks		8,926,261
Spain: 0.46%
Acciona SA	24,111	2,559,187
Banco Santander SA	293,157	3,382,579
Total Spain common stocks		5,941,766
Switzerland: 0.92%
Credit Suisse Group AG*	66,617	2,589,289
Novartis AG	95,219	5,832,875
SGS SA	1,812	3,439,928
Total Switzerland common stocks		11,862,092
Taiwan: 0.26%
Chinatrust Financial Holding Co., Ltd.	432,000	377,179
Far Eastern Department Stores Co., Ltd.	128,000	256,570
Formosa Chemicals & Fibre Corp.	120,000	448,437
HTC Corp.	10,000	341,605
Largan Precision Co., Ltd.	19,000	614,695
Taishin Financial Holding Co., Ltd.*	648,000	385,409
Uni-President Enterprises Corp.	595,600	866,952
Total Taiwan common stocks		3,290,847
Thailand: 0.18%
Bangkok Bank PCL[1]	160,400	826,553
CP ALL PCL	373,900	538,489
Italian-Thai Development PCL[1]	855,500	98,567
Thanachart Capital PCL	370,400	343,577
Tisco Financial Group PCL	443,000	542,237
Total Thailand common stocks		2,349,423
United Kingdom: 3.12%
Barclays PLC	926,237	3,812,583
BP PLC	859,742	6,334,573
Carnival PLC	71,733	2,780,272
Cobham PLC	135,214	458,865
Ensco PLC ADR[1]	47,700	2,542,410
Imperial Tobacco Group PLC	123,651	4,111,188
Lloyds Banking Group PLC*	3,065,161	2,408,494
Prudential PLC	236,959	2,738,424
Rio Tinto PLC	48,726	3,518,470
Sage Group PLC	575,132	2,666,840
Scottish & Southern Energy PLC	96,939	2,168,245

	Shares	Value
Tullow Oil PLC	31,920	$635,298
Vodafone Group PLC	1,594,801	4,238,392
Xstrata PLC	82,800	1,826,053
Total United Kingdom common stocks		40,240,107
United States: 29.33%
Acorda Therapeutics, Inc.*	34,200	1,105,002
Adobe Systems, Inc.*	178,000	5,598,100
Aflac, Inc.	70,300	3,281,604
Agilent Technologies, Inc.*	73,000	3,731,030
Alexion Pharmaceuticals, Inc.*	32,300	1,519,069
Allergan, Inc.	70,400	5,860,800
Amazon.com, Inc.*	42,500	8,690,825
American Electric Power Co., Inc.	96,300	3,628,584
Amgen, Inc.*	27,700	1,616,295
Amylin Pharmaceuticals, Inc.*	30,000	400,800
Anadarko Petroleum Corp.	20,600	1,581,256
Annaly Capital Management, Inc.[1]	141,200	2,547,248
Apollo Group, Inc., Class A*[1]	45,100	1,969,968
Apple, Inc.*	39,600	13,292,532
AT&T, Inc.	78,400	2,462,544
Avon Products, Inc.	115,900	3,245,200
Baxter International, Inc.	47,700	2,847,213
Bio-Rad Laboratories, Inc., Class A*	12,600	1,503,936
Boeing Co.	68,000	5,027,240
Broadcom Corp., Class A*	53,700	1,806,468
C.H. Robinson Worldwide, Inc.	34,800	2,743,632
Carnival Corp.	134,000	5,042,420
Celanese Corp., Series A	70,600	3,763,686
Cimarex Energy Co.	28,200	2,535,744
Cisco Systems, Inc.	173,300	2,705,213
Citigroup, Inc.	157,390	6,553,720
CME Group, Inc.	10,600	3,090,854
Colgate-Palmolive Co.	66,200	5,786,542
Comcast Corp., Class A	221,200	5,605,208
Concho Resources, Inc.*	24,900	2,287,065
CONSOL Energy, Inc.	36,900	1,788,912
Crown Castle International Corp.*	70,200	2,863,458
CVS Caremark Corp.	71,000	2,668,180
Danaher Corp.	45,800	2,426,942
Discovery Communications, Inc., Class A*	51,100	2,093,056
Edison International	36,100	1,398,875
EMC Corp.*	184,800	5,091,240
Emdeon, Inc., Class A*	41,500	544,480
EOG Resources, Inc.	36,700	3,836,985
Estee Lauder Cos., Inc., Class A	24,600	2,587,674
Express Scripts, Inc.*	60,200	3,249,596
Exxon Mobil Corp.	139,500	11,352,510
FedEx Corp.	38,300	3,632,755
FirstEnergy Corp.	94,400	4,167,760

41

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
FMC Corp.	15,600	$1,341,912
FMC Technologies, Inc.*	60,700	2,718,753
Freeport-McMoRan Copper & Gold, Inc.	37,200	1,967,880
GameStop Corp., Class A*[1]	105,200	2,805,684
General Dynamics Corp.	92,100	6,863,292
General Motors Co.*	139,800	4,244,328
Goldman Sachs Group, Inc.	35,900	4,777,931
Google, Inc., Class A*	8,400	4,253,592
HCA Holdings, Inc.*	42,600	1,405,800
Hertz Global Holdings, Inc.*	229,000	3,636,520
Hess Corp.	40,600	3,035,256
Hewlett-Packard Co.	104,200	3,792,880
Illinois Tool Works, Inc.	107,700	6,083,973
International Game Technology	112,400	1,975,992
Intersil Corp., Class A	212,200	2,726,770
Johnson & Johnson	123,300	8,201,916
JPMorgan Chase & Co.	181,800	7,442,892
Kellogg Co.	50,600	2,799,192
Kraft Foods, Inc., Class A	182,700	6,436,521
Kroger Co.	192,500	4,774,000
Las Vegas Sands Corp.*	87,300	3,684,933
McDonald's Corp.	47,900	4,038,928
Medtronic, Inc.	92,400	3,560,172
Merck & Co., Inc.	164,000	5,787,560
MetLife, Inc.	109,800	4,816,926
Morgan Stanley	174,900	4,024,449
Netflix, Inc.*	6,900	1,812,561
NextEra Energy, Inc.	58,700	3,372,902
NIKE, Inc., Class B	29,300	2,636,414
Noble Corp.	122,500	4,827,725
Norfolk Southern Corp.	51,900	3,888,867
Oracle Corp.	110,300	3,629,973
PACCAR, Inc.	43,150	2,204,533
Parker Hannifin Corp.	20,700	1,857,618
PepsiCo, Inc.	93,500	6,585,205
Pharmasset, Inc.*	9,400	1,054,680
Polo Ralph Lauren Corp., Class A	18,900	2,506,329
Praxair, Inc.	15,700	1,701,723
Precision Castparts Corp.	18,000	2,963,700
Priceline.com, Inc.*	6,500	3,327,545
QUALCOMM, Inc.	115,800	6,576,282
Red Hat, Inc.*	28,600	1,312,740
ResMed, Inc.*[1]	40,300	1,247,285
Riverbed Technology, Inc.*	56,000	2,217,040
Roper Industries, Inc.	20,200	1,682,660
Salesforce.com, Inc.*	13,600	2,026,128
Sherwin-Williams Co.	28,500	2,390,295
Southwest Airlines Co.	281,800	3,218,156
Symantec Corp.*	231,800	4,571,096

	Shares		Value
Teradata Corp.*		50,600	$3,046,120
Time Warner, Inc.		103,300	3,757,021
Ultra Petroleum Corp.*[1]		96,800	4,433,440
Union Pacific Corp.		14,500	1,513,800
UnitedHealth Group, Inc.		97,000	5,003,260
US Bancorp		168,100	4,288,231
Viacom, Inc., Class B		95,200	4,855,200
Visa, Inc., Class A		73,000	6,150,980
Vulcan Materials Co.		43,800	1,687,614
Watson Pharmaceuticals, Inc.*		38,300	2,632,359
Wells Fargo & Co.		235,900	6,619,354
Total United States common stocks			378,329,109
Total common stocks (cost $539,940,126)			629,524,431
Preferred stock: 0.37%
Germany: 0.37%
Volkswagen AG, Preference shares (cost $2,783,954)		23,437	4,832,127
	Face amount
Bonds: 13.46%
Corporate bonds: 0.27%
Austria: 0.07%
Oesterreichische Kontrollbank AG, 3.500%, due 04/28/14	EUR	635,000	945,709
Netherlands: 0.01%
Rabobank Nederland NV, 4.125%, due 01/14/20		100,000	144,733
Switzerland: 0.01%
Credit Suisse/London, 4.750%, due 08/05/19		100,000	148,574
United Kingdom: 0.13%
Barclays Bank PLC, 4.875%, due 08/13/19		120,000	176,557
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP	100,000	172,656
Network Rail Infrastructure Finance PLC, 4.875%, due 03/07/12		235,000	386,809
Royal Bank of Scotland PLC, 5.375%, due 09/30/19	EUR	150,000	210,241
Vodafone Group PLC, 3.625%, due 11/29/12		280,000	412,738

42

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
Wellcome Trust Finance, 4.750%, due 05/28/21	GBP	215,000	$362,148
Total United Kingdom corporate bonds			1,721,149
United States: 0.05%
Citigroup, Inc., 5.500%, due 11/18/15		100,000	170,027
Goldman Sachs Group, Inc., 5.125%, due 10/23/19	EUR	150,000	213,521
Morgan Stanley, 5.500%, due 10/02/17		125,000	185,898
Total United States corporate bonds			569,446
Total corporate bonds (cost $3,372,797)			3,529,611
Mortgage & agency debt securities: 0.11%
United States: 0.11%
Federal Home Loan Mortgage Corp. Gold Pools, #G00194,[4] 7.500%, due 02/01/24		$59,389	68,838
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,222,955	1,320,617
Total mortgage & agency debt securities (cost $1,340,320)			1,389,455
US government obligations: 6.29%
US Treasury Bonds, 4.750%, due 02/15/41[1]		6,800,000	7,228,189
5.375%, due 02/15/31[1]		3,000,000	3,516,093
6.250%, due 08/15/23		3,500,000	4,440,079
8.000%, due 11/15/21[1]		1,960,000	2,790,856
US Treasury Notes, 0.500%, due 05/31/13[1]		10,570,000	10,581,151
0.750%, due 03/31/13[1]		23,175,000	23,310,806
1.750%, due 05/31/16[1]		2,465,000	2,468,845
2.500%, due 04/30/15[1]		6,225,000	6,528,469
2.625%, due 04/30/16		9,000,000	9,404,298
3.125%, due 04/30/17		8,000,000	8,459,376
3.125%, due 05/15/21[1]		2,430,000	2,423,172
Total US government obligations (cost $80,313,063)			81,151,334

	Face amount		Value
Non-US government obligations: 6.74%
Australia: 0.02%
Government of Australia, 4.500%, due 10/21/14	AUD	225,000	$239,191
Austria: 0.09%
Government of Austria, 4.150%, due 03/15/37[3]	EUR	785,000	1,124,252
Belgium: 0.72%
Government of Belgium, 3.500%, due 03/28/15		6,270,000	9,238,829
Canada: 0.09%
Government of Canada, 3.750%, due 06/01/19	CAD	170,000	187,106
5.250%, due 06/01/12		935,000	1,004,346
			1,191,452
Denmark: 0.06%
Government of Denmark, 4.000%, due 11/15/17	DKK	3,600,000	751,264
Finland: 0.08%
Government of Finland, 4.375%, due 07/04/19	EUR	667,000	1,050,027
France: 0.15%
Government of France, 4.000%, due 04/25/14		680,000	1,039,529
4.000%, due 04/25/55		630,000	867,458
			1,906,987
Germany: 1.37%
Bundesobligation, 2.250%, due 04/10/15		830,000	1,213,085
4.000%, due 10/11/13		1,165,000	1,777,815
Bundesrepublik Deutschland, 4.000%, due 07/04/16		1,595,000	2,493,634
4.000%, due 01/04/37		1,230,000	1,841,850
Bundesschatzanweisungen, 0.500%, due 06/15/12		5,235,000	7,525,337
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13		970,000	1,461,069
5.500%, due 06/05/14	AUD	420,000	452,583
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14	EUR	600,000	892,275
			17,657,648

43

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Ireland: 0.52%
Government of Ireland, 3.900%, due 03/05/12	EUR	170,000	$240,215
4.500%, due 04/18/20		7,145,000	6,501,729
			6,741,944
Italy: 1.61%
Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21		6,360,000	8,539,717
4.000%, due 02/01/17		1,330,000	1,921,197
4.000%, due 02/01/37		7,835,000	9,056,477
5.000%, due 08/01/34		980,000	1,321,951
			20,839,342
Mexico: 0.06%
Mexican Bonos, 8.000%, due 06/11/20	MXN	8,500,000	781,689
Netherlands: 0.08%
Government of the Netherlands, 4.250%, due 07/15/13	EUR	645,000	981,085
Spain: 1.54%
Kingdom of Spain, 3.900%, due 10/31/12		630,000	923,827
4.000%, due 04/30/20		765,000	1,014,514
4.200%, due 01/31/37		8,365,000	9,413,272
5.500%, due 04/30/21		5,820,000	8,482,241
			19,833,854
Sweden: 0.03%
Government of Sweden, 6.750%, due 05/05/14	SEK	2,320,000	410,779
United Kingdom: 0.32%
UK Gilts, 2.750%, due 01/22/15	GBP	1,035,000	1,723,498
4.250%, due 12/07/49		765,000	1,228,929
4.750%, due 12/07/38		680,000	1,178,108
			4,130,535
Total Non-US government obligations (cost $85,333,421)			86,878,878
Supranational bond: 0.05%
Supranational: 0.05%
European Investment Bank, 5.375%, due 10/15/12 (cost $540,620)		390,000	591,185
Total bonds (cost $170,900,221)			173,540,463

	Shares	Value
Investment companies: 33.85%
UBS Credit Bond Relationship Fund*[5]	3,512,958	$51,413,192
UBS Emerging Markets Equity Relationship Fund*[5]	1,266,080	51,853,695
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[5]	13,046,629	191,160,516
UBS Global Corporate Bond Relationship Fund*[5]	5,351,787	59,740,923
UBS High Yield Relationship Fund*[5]	1,882,320	52,179,801
UBS Small-Cap Equity Relationship Fund*[5]	514,661	30,331,888
Total investment companies (cost $313,559,928)		436,680,015
	Number of warrants
Warrants: 0.11%
Russia: 0.11%
Aeroflot—Russian Airlines OJSC, strike @ USD 0.00001, expires 04/08/13*	95,053	218,621
Sberbank of Russia, strike @ USD 0.00001, expires 11/05/12*	326,999	1,203,353
Total warrants (cost $1,196,517)		1,421,974
	Shares
Short-term investment: 2.92%
Investment company: 2.92%
UBS Cash Management Prime Relationship Fund[5] (cost $37,647,079)	37,647,079	37,647,079
Investment of cash collateral from securities loaned: 1.81%
UBS Private Money Market Fund LLC[5] (cost $23,289,247)	23,289,247	23,289,247
Total investments: 101.33% (cost $1,089,317,072)		1,306,935,336
Liabilities, in excess of cash and other assets: (1.33)%		(17,105,347)
Net assets: 100.00%		$1,289,829,989

44

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $1,069,283,928; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$251,234,853
Gross unrealized depreciation	(13,583,445)
Net unrealized appreciation of investments	$237,651,408

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 57.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of this security amounted to $545,382 or 0.04% of net assets.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $1,554,896 or 0.12% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  The table below details the Fund's investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Net realized gain during the year ended 06/30/11	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$17,046,965	$461,068,837	$440,468,723	$—	$—	$37,647,079	$94,987
UBS Private Money Market Fund LLC[a]	10,789,467	219,121,648	206,621,868	—	—	23,289,247	5,287
UBS Credit Bond Relationship Fund	74,925,815	—	28,500,000	6,393,076	(1,405,699)	51,413,192	—
UBS Emerging Markets Equity Relationship Fund	62,461,477	2,700,000	30,000,000	15,017,800	1,674,418	51,853,695	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	193,561,579	—	58,000,000	16,100,531	39,498,406	191,160,516	—
UBS Global Corporate Bond Relationship Fund	116,724,130	—	62,900,000	4,784,230	1,132,563	59,740,923	—
UBS High Yield Relationship Fund	37,881,974	20,000,000	13,000,000	4,745,837	2,551,990	52,179,801	—
UBS Small-Cap Equity Relationship Fund	31,361,478	—	10,000,000	2,794,596	6,175,814	30,331,888	—
	$544,752,885	$702,890,485	$849,490,591	$49,836,070	$49,627,492	$497,616,341	$100,274

a  The advisor does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

45

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Goldman Sachs International	EUR	63,425,000	USD	90,874,389	09/06/11	$(935,202)
Goldman Sachs International	USD	31,454,299	SEK	200,680,000	09/06/11	151,945
JPMorgan Chase Bank	EUR	3,585,000	USD	5,193,511	09/06/11	4,116
JPMorgan Chase Bank	HKD	91,375,000	USD	11,743,727	09/06/11	(3,322)
JPMorgan Chase Bank	NOK	28,660,000	USD	5,210,530	09/06/11	(79,432)
JPMorgan Chase Bank	USD	4,754,546	CAD	4,655,000	09/06/11	64,195
Morgan Stanley & Co., Inc.	GBP	12,370,000	USD	20,125,062	09/06/11	287,293
Morgan Stanley & Co., Inc.	SEK	162,656,223	EUR	17,650,000	09/06/11	(68,756)
Morgan Stanley & Co., Inc.	USD	96,234,461	JPY	7,729,600,000	09/06/11	(186,845)
Morgan Stanley & Co., Inc.	USD	16,322,512	MXN	195,640,000	09/06/11	289,778
Morgan Stanley & Co., Inc.	USD	15,214,004	PLN	41,980,000	09/06/11	(9,742)
Morgan Stanley & Co., Inc.	USD	24,501,307	SGD	30,320,000	09/06/11	183,417
Net unrealized depreciation on forward foreign currency contracts						$(302,555)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 145 contracts (USD)	September 2011	$17,971,167	$17,737,578	$(233,589)
Index futures buy contracts:
Dow Jones Euro STOXX 50 Index, 326 contracts (EUR)	September 2011	13,095,015	13,461,007	365,992
FTSE 100 Index, 137 contracts (GBP)	September 2011	12,667,004	12,989,210	322,206
TOPIX Index, 131 contracts (JPY)	September 2011	13,192,117	13,887,125	695,008
Index futures sell contracts:
Russell 2000 Mini Index, 526 contracts (USD)	September 2011	(41,431,379)	(43,416,040)	(1,984,661)
S&P 500 E-mini Index, 225 contracts (USD)	September 2011	(14,421,431)	(14,799,375)	(377,944)
Interest rate futures buy contracts:
Euro-Bund, 118 contracts (EUR)	September 2011	21,376,206	21,471,849	95,643
Long Gilt, 30 contracts (GBP)	September 2011	5,770,032	5,785,042	15,010
Net unrealized depreciation on futures contracts				$(1,102,335)

46

UBS Global Allocation Fund

Portfolio of investments

June 30, 2011

Concluded

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$425,981,775	$203,542,656	—	$629,524,431
Preferred stock	—	4,832,127	—	4,832,127
Corporate bonds	—	3,529,611	—	3,529,611
Mortgage & agency debt securities	—	1,389,455	—	1,389,455
US government obligations	—	81,151,334	—	81,151,334
Non-US government obligations	—	86,878,878	—	86,878,878
Supranational bond	—	591,185	—	591,185
Investment companies	—	436,680,015	—	436,680,015
Warrants	—	1,421,974	—	1,421,974
Short-term investment	—	37,647,079	—	37,647,079
Investment of cash collateral from securities loaned	—	23,289,247	—	23,289,247
Forward foreign currency contracts	—	(302,555)	—	(302,555)
Futures contracts	(2,485,541)	1,383,206	—	(1,102,335)
Total	$423,496,234	$882,034,212	—	$1,305,530,446

See accompanying notes to financial statements.
47

UBS Global Frontier Fund

Portfolio performance

For the 12 months ended June 30, 2011, Class A shares of UBS Global Frontier Fund (the "Fund") returned 36.53% (Class A shares returned 28.98% after the deduction of the maximum sales charge), while Class Y shares returned 36.66%. For comparison purposes, the Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 22.50% and the MSCI World Free Index (net) returned 30.51%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 50; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was due primarily to market allocation decisions, currency strategy and leverage positioning.

Portfolio performance summary1

What worked

•  The Fund's overweight to risk assets made a significant contribution to relative performance.

  – The Fund was overweight to equities throughout the period, finishing the 12-month period at a 68% equity allocation, versus the Index weight of 65%. This position was rewarded as corporate profits often exceeded expectations and investor risk appetite was generally robust.

  – Within equities, the Fund's modest overweight to US stocks was beneficial, as they outperformed their international counterparts.

  – Having an underweight to emerging markets equities was positive for performance as they lagged their developed market peers.

•  The Fund's overweights to investment grade corporate and high yield bonds enhanced results.

  – We de-emphasized US Treasuries and international sovereigns in favor of corporate bonds. This was beneficial when corporate bonds posted strong returns during the 12-month period, as investors sought to generate incremental yield in the low interest rate environment. In particular, the Fund's long position to investment grade financials was a positive for performance, as their spreads narrowed during the period. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

  – Having a long position to high yield bonds was beneficial, as they generated good performance during most of the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

48

UBS Global Frontier Fund

•  The Fund's currency strategy was an overall positive for performance.

  – The Fund's overweight to the Swedish krona was beneficial. The currency appreciated as Sweden's economic fundamentals were relatively strong, and its banking system was not as adversely impacted by the European sovereign debt crisis.

  – Long positions to Asia ex-Japan currencies enhanced results, as the economies of these countries continued to expand at a solid pace.

•  Overall, security selection modestly contributed to performance. In particular, the Fund's exposure to large-cap growth stocks and its investment grade financial holdings performed well.

•  The Fund's leverage strategy magnified positive performance during the period. We held the amount of leverage in the Fund at its maximum level of 50% for the 12-month period. This allowed us to take further advantage of the strong performance generated by global equities, and magnified the impact of our underweight to fixed income. We continue to feel that riskier assets such as equities and investment grade corporate bonds offer attractive absolute and risk-adjusted potential returns.

•  Derivatives use contributed to Fund performance. During the review period, the Fund used derivatives for risk management purposes and as part of the Fund's investment strategies to enhance return across markets and currencies. Our use of derivatives had a positive impact on performance across both of these areas.

What didn't work

•  An overweight to certain global ex-US equities was a modest negative for performance. In particular an overweight to European equities was a drag on performance, as they were negatively impacted by the sovereign debt crisis in peripheral Europe.

•  Certain currency strategies detracted from performance.

  – The Fund's underweight to the euro was not rewarded. Despite the European sovereign debt crisis, the euro strengthened during the period.

  – Having an underweight to the strong-performing Australian dollar detracted from performance, as it benefited from rising commodity prices.

•  Security selection was a drawback in the large cap value equity style space.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

49

UBS Global Frontier Fund

Average annual total returns for periods ended 06/30/11 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	36.53%	(1.69)%
Class C3	35.39	(2.44)
Class Y4	36.66	(1.46)
After deducting maximum sales charge
Class A2	28.98%	(3.09)%
Class C3	34.39	(2.44)
MSCI World Free Index (net)[5]	30.51%	(1.94)%
GSMI Mutual Fund Index[6]	22.50	2.43
The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2010 prospectuses were as follows: Class A—1.75% and 1.53%; Class C—2.54% and 2.28%; Class Y—1.48% and 1.28%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short), through the 12-month period ending October 27, 2011, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

50

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.50% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2011. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

51

UBS Global Frontier Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2011

Percentage of net assets
Kingdom of Belgium, 3.500%, due 03/28/15	1.2%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	1.1
Kingdom of Spain, 5.500%, due 04/30/21	1.0
Bundesschatzanweisungen, 0.500%, due 06/15/12	0.8
Bundesrepublik Deutschland, 6.250%, due 01/04/24	0.7
Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21	0.7
Bundesrepublik Deutschland, 4.000%, due 07/04/16	0.7
Kingdom of Spain, 4.200%, due 01/31/37	0.6
US Treasury Notes, 0.750%, due 03/31/13	0.6
Government of France, 4.250%, due 10/25/17	0.4
Total	7.8%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2011

Percentage of net assets
Germany	4.1%
Italy	2.2
United States	2.0
Spain	1.8
Belgium	1.2
Total	11.3%

Industry diversification (unaudited)3

As a percentage of net assets as of June 30, 2011

Bonds
Corporate bond
Diversified financial services	0.29%
US government obligations	1.98
Non-US government obligations	11.87
Total bonds	14.14%
Investment companies
UBS Credit Bond Relationship Fund	6.08
UBS Emerging Markets Equity Relationship Fund	12.32
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	11.21
UBS Global Corporate Bond Relationship Fund	6.65
UBS High Yield Relationship Fund	5.94
UBS International Equity Relationship Fund	11.01
UBS U.S. Large Cap Equity Relationship Fund	17.46
UBS U.S. Large Cap Growth Equity Relationship Fund	8.32
Total investment companies	78.99%
Short-term investment	2.52
Total investments	95.65%
Cash and other assets, less liabilities	4.35
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 39.6%, Germany 6.8%, United Kingdom 6.7%, Japan 3.8%, China 3.8%.

3  Figures represent the industry breakdown of direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification and derivatives exposure was included.

52

UBS Global Frontier Fund

Portfolio of investments

June 30, 2011

	Face amount		Value
Bonds: 14.14%
Corporate bond: 0.29%
Austria: 0.29%
Oesterreichische Kontrollbank AG, 3.500%, due 04/28/14 (cost $177,252)	EUR	130,000	$193,610
US government obligations: 1.98%
US Treasury Bonds, 4.750%, due 02/15/41		$105,000	111,612
6.250%, due 08/15/23		70,000	88,802
6.625%, due 02/15/27		105,000	138,912
US Treasury Notes, 0.500%, due 05/31/13[1]		115,000	115,121
0.750%, due 03/31/13[1]		385,000	387,256
0.875%, due 01/31/12[1]		30,000	30,131
1.750%, due 05/31/16[1]		140,000	140,218
2.500%, due 04/30/15		170,000	178,288
4.625%, due 07/31/12		120,000	125,667
Total US government obligations (cost $1,292,562)			1,316,007
Non-US government obligations: 11.87%
Austria: 0.07%
Republic of Austria, 4.350%, due 03/15/19[2]	EUR	30,000	46,644
Belgium: 1.15%
Kingdom of Belgium, 3.500%, due 03/28/15		520,000	766,219
Canada: 0.20%
Government of Canada, 5.250%, due 06/01/12	CAD	125,000	134,271
Denmark: 0.11%
Government of Denmark, 4.000%, due 11/15/17	DKK	370,000	77,213
France: 0.54%
Government of France, 4.250%, due 10/25/17	EUR	190,000	295,057
4.750%, due 04/25/35		40,000	63,099
			358,156
Germany: 4.07%
Bundesrepublik Deutschland, 2.250%, due 09/04/20		190,000	260,595
4.000%, due 07/04/16		280,000	437,754
4.000%, due 01/04/37		145,000	217,129
4.750%, due 07/04/34		95,000	157,754
6.250%, due 01/04/24		255,000	480,651
Bundesschatzanweisungen, 0.500%, due 06/15/12		360,000	517,501
1.000%, due 03/16/12		100,000	144,657

	Face amount		Value
Kreditanstalt fuer Wiederaufbau, 3.875%, due 07/04/13	EUR	160,000	$241,001
4.625%, due 10/12/12		30,000	45,081
5.500%, due 06/05/14	AUD	95,000	102,370
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14	EUR	70,000	104,099
			2,708,592
Ireland: 0.48%
Republic of Ireland, 3.900%, due 03/05/12		25,000	35,326
4.500%, due 04/18/20		310,000	282,090
			317,416
Italy: 2.16%
Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21		340,000	456,526
4.000%, due 02/01/37		635,000	733,996
4.250%, due 08/01/13		165,000	244,503
			1,435,025
Mexico: 0.10%
Mexican Bonos, Series M, 8.000%, due 06/11/20	MXN	700,000	64,374
Netherlands: 0.25%
Government of the Netherlands, 4.000%, due 07/15/18	EUR	40,000	61,676
5.000%, due 07/15/12		70,000	105,084
			166,760
Spain: 1.78%
Kingdom of Spain, 4.200%, due 01/31/37		370,000	416,367
4.850%, due 10/31/20		85,000	118,752
5.500%, due 04/30/21		445,000	648,556
			1,183,675
Sweden: 0.06%
Government of Sweden, 6.750%, due 05/05/14	SEK	240,000	42,494
United Kingdom: 0.90%
UK Gilts, 2.000%, due 01/22/16	GBP	110,000	176,024
2.250%, due 03/07/14		50,000	82,468
3.750%, due 09/07/19		35,000	58,662
4.000%, due 03/07/22		30,000	49,766
4.250%, due 12/07/49		65,000	104,419
4.750%, due 12/07/38		75,000	129,938
			601,277
Total non-US government obligations (cost $7,706,831)			7,902,116
Total bonds (cost $9,176,645)			9,411,733

53

UBS Global Frontier Fund

Portfolio of investments

June 30, 2011

	Shares	Value
Investment companies: 78.99%
UBS Credit Bond Relationship Fund*[3]	276,216	$4,042,507
UBS Emerging Markets Equity Relationship Fund*[3]	200,111	8,195,772
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[3]	509,390	7,463,632
UBS Global Corporate Bond Relationship Fund*[3]	396,242	4,423,175
UBS High Yield Relationship Fund*[3]	142,628	3,953,787
UBS International Equity Relationship Fund*[3]	393,027	7,328,307
UBS U.S. Large Cap Equity Relationship Fund*[3]	563,821	11,621,189
UBS U.S. Large Cap Growth Equity Relationship Fund*[3]	379,364	5,536,738
Total investment companies (cost $36,573,944)		52,565,107

	Shares	Value
Short-term investment: 2.52%
Investment company: 2.52%
UBS Cash Management Prime Relationship Fund[3] (cost $1,679,454)	1,679,454	$1,679,454
Total investments: 95.65% (cost $47,430,043)		63,656,294
Cash and other assets, less liabilities: 4.35%		2,894,238
Net assets: 100.00%		$66,550,532

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $68,698,608; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(5,042,314)
Net unrealized depreciation of investments	$(5,042,314)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 57.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2011.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $46,644 or 0.07% of net assets.

54

UBS Global Frontier Fund

Portfolio of investments

June 30, 2011

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Net realized gain during the year ended 06/30/11	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/11	Value 06/30/11	Income earned from affiliate for the year ended 06/30/11
UBS Cash Management Prime Relationship Fund	$625,102	$32,912,632	$31,858,280	$—	$—	$1,679,454	$8,487
UBS Credit Bond Relationship Fund	4,005,338	1,500,000	1,750,000	390,326	(103,157)	4,042,507	—
UBS Emerging Markets Equity Relationship Fund	8,982,575	600,000	3,700,000	1,972,312	340,885	8,195,772	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	6,080,116	1,350,000	1,900,000	447,214	1,486,302	7,463,632	—
UBS Global Corporate Bond Relationship Fund	7,355,743	900,000	4,300,000	372,708	94,724	4,423,175	—
UBS High Yield Relationship Fund	2,560,339	1,600,000	750,000	320,521	222,927	3,953,787	—
UBS International Equity Relationship Fund	6,453,919	500,000	1,500,000	496,383	1,378,005	7,328,307	—
UBS U.S. Large Cap Equity Relationship Fund	11,425,002	—	2,800,000	757,519	2,238,668	11,621,189	—
UBS U.S. Large Cap Growth Equity Relationship Fund	5,368,075	—	1,800,000	776,662	1,192,001	5,536,738	—
	$52,856,209	$39,362,632	$50,358,280	$5,533,645	$6,850,355	$54,244,561	$8,487

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank	EUR	2,400,000	USD	3,434,361	09/06/11	$(39,712)
JPMorgan Chase Bank	USD	795,166	AUD	760,000	09/06/11	13,292
JPMorgan Chase Bank	USD	1,496,329	CAD	1,465,000	09/06/11	20,203
JPMorgan Chase Bank	USD	1,248,678	CHF	1,045,000	09/06/11	(5,267)
JPMorgan Chase Bank	USD	1,008,524	GBP	620,000	09/06/11	(14,230)
JPMorgan Chase Bank	USD	108,601	HKD	845,000	09/06/11	31
JPMorgan Chase Bank	USD	948,888	KRW	1,035,000,000	09/06/11	16,655
JPMorgan Chase Bank	USD	1,295,289	MXN	15,540,000	09/06/11	24,252
JPMorgan Chase Bank	USD	369,715	MYR	1,128,000	09/06/11	2,031
JPMorgan Chase Bank	USD	1,254,566	PLN	3,465,000	09/06/11	383
JPMorgan Chase Bank	USD	2,263,678	SEK	14,440,000	09/06/11	10,561
JPMorgan Chase Bank	USD	1,886,802	SGD	2,335,000	09/06/11	14,215
JPMorgan Chase Bank	USD	422,742	ZAR	2,910,000	09/06/11	3,542

55

UBS Global Frontier Fund

Portfolio of investments

June 30, 2011

Concluded

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co., Inc.	SEK	12,579,362	EUR	1,365,000	09/06/11	$(5,318)
Morgan Stanley & Co., Inc.	USD	9,798,246	JPY	787,000,000	09/06/11	(19,024)
Net unrealized appreciation on forward foreign currency contracts						$21,614

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchange Index, 4 contracts (EUR)	July 2011	$391,172	$394,854	$3,682
DAX Index, 4 contracts (EUR)	September 2011	1,046,941	1,072,854	25,913
Dow Jones Euro STOXX 50 Index, 98 contracts (EUR)	September 2011	3,936,538	4,046,560	110,022
E-mini S&P 500 Futures, 189 contracts (USD)	September 2011	12,115,325	12,431,475	316,150
FTSE 100 Index, 34 contracts (GBP)	September 2011	3,143,636	3,223,599	79,963
Hang Seng Stock Index, 3 contracts (HKD)	July 2011	420,466	435,520	15,054
IBEX 35 Index, 2 contracts (EUR)	July 2011	290,104	298,855	8,751
OMX Stockholm 30 Index, 50 contracts (SEK)	July 2011	873,882	881,267	7,385
S&P 500 Index, 6 contracts (USD)	September 2011	1,894,521	1,973,250	78,729
S&P Toronto Stock Exchange 60 Index, 13 contracts (CAD)	September 2011	2,013,066	2,054,767	41,701
SPI 200 Index, 12 contracts (AUD)	September 2011	1,455,801	1,484,332	28,531
TOPIX Index, 33 contracts (JPY)	September 2011	3,323,205	3,498,283	175,078
Index futures sell contracts:
Russell 2000 Mini Index, 15 contracts (USD)	September 2011	(1,181,503)	(1,238,100)	(56,597)
Net unrealized appreciation on futures contracts				$834,362

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments:

Measurements at 06/30/11
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$193,610	—	$193,610
US government obligations	—	1,316,007	—	1,316,007
Non-US government obligations	—	7,902,116	—	7,902,116
Investment companies	—	52,565,107	—	52,565,107
Short-term investment	—	1,679,454	—	1,679,454
Forward foreign currency contracts	—	21,614	—	21,614
Futures contracts	379,983	454,379	—	834,362
Total	$379,983	$64,132,287	—	$64,512,270

See accompanying notes to financial statements.
56

The UBS Funds

Portfolio of investments

Portfolio acronyms

ABS  Asset-backed securities

ADR  American depositary receipt

BBA  British Banking Association

BBSW  Bank Bill Swap Reference Rate
  (Australian Financial Market)

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

GMAC  General Motors Acceptance Corp.

GO  General Obligation

GS  Goldman Sachs

GSR  Goldman Sachs Residential

KORIBOR  Korea Interbank Offered Rate

LIBOR  London Interbank Offered Rate

MXIBTIIE  Mexico Interbank TIIE 28 Day Rate

NPV  No Par Value

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Preference  A special type of equity investment that shares in the earn-
shares  ings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

SGPS  Sociedade Gestora de Participacões Sociais

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
57

The UBS Funds

June 30, 2011 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2011 to June 30, 2011.

58

The UBS Funds

June 30, 2011 (unaudited)

		Beginning account value January 1, 2011	Ending account value June 30, 2011	Expenses paid during period* 01/01/11 – 06/30/11	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$975.60	$8.96	1.83%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15	1.83
Class B	Actual	1,000.00	971.10	12.56	2.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.05	12.82	2.57
Class C	Actual	1,000.00	971.10	12.56	2.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.05	12.82	2.57
Class Y	Actual	1,000.00	977.50	7.65	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,029.10	6.04	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,025.90	10.25	2.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.68	10.19	2.04
Class C	Actual	1,000.00	1,026.70	9.90	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	9.84	1.97
Class Y	Actual	1,000.00	1,030.50	4.58	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
UBS Global Frontier Fund
Class A	Actual	1,000.00	1,055.60	7.14	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,050.40	10.93	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,055.60	5.86	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2011

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$305,456,952	$714,820,818	$9,176,645
Affiliated issuers	78,353,004	351,207,007	38,253,398
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	8,124,287	23,289,247	—
Foreign currency, at cost	3,842,606	2,968,904	35,892
	$395,776,849	$1,092,285,976	$47,465,935
Investments, at value:
Unaffiliated issuers	$330,522,139	$809,318,995	$9,411,733
Affiliated issuers	92,535,136	474,327,094	54,244,561
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	8,124,287	23,289,247	—
Foreign currency, at value	3,873,322	2,981,392	35,982
Cash	87,924	—	—
Receivables:
Investment securities sold	1,260,947	7,102,428	—
Dividends	322,158	871,313	—
Fund shares sold	214,442	173,454	415,291
Foreign tax reclaims	198,194	258,652	—
Interest	185,378	1,847,294	146,709
Due from broker	—	2,062,987	735,183
Cash collateral for futures contracts	17,584,905	6,109,132	2,054,093
Cash collateral for securities sold short	26,017,457	—	—
Cash collateral for swap agreements	10,840,000	—	—
Outstanding swap agreements, at value[2]	6,529,253	—	—
Unrealized appreciation on forward foreign currency contracts	2,788,675	980,744	105,165
Other assets	35,836	61,353	29,674
Total assets	501,120,053	1,329,384,085	67,178,391
Liabilities:
Payables:
Cash collateral from securities loaned	8,124,287	23,289,247	—
Investment securities purchased	2,215,475	8,455,223	—
Investment advisory and administration fee	601,464	1,834,794	90,578
Fund shares redeemed	2,510,952	3,252,475	323,580
Custody and fund accounting fees	41,998	112,541	12,502
Distribution and service fees	219,333	927,345	46,218
Trustees' fees	9,830	24,669	4,661
Dividends payable for securities sold short	49,462	—	—
Accrued expenses	244,887	374,503	66,769
Due to broker	5,943,735	—	—
Options written, at value[3]	3,153,732	—	—
Securities sold short, at value[4]	83,712,124	—	—
Outstanding swap agreements, at value[2]	17,173,501	—	—
Unrealized depreciation on forward foreign currency contracts	4,727,253	1,283,299	83,551
Total liabilities	128,728,033	39,554,096	627,859
Net assets	$372,392,020	$1,289,829,989	$66,550,532

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, as of June 30, 2011 was $7,914,206, $31,344,738 and $673,802, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $448,022.

3  Premiums received by UBS Dynamic Alpha Fund were $3,154,546.

4  Proceeds from securities sold short by UBS Dynamic Alpha Fund were $59,714,445.

See accompanying notes to financial statements.
60

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2011

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$783,952,612	$2,188,159,473	$80,574,353
Net investment income	2,169,453	42,084,904	2,424,736
Accumulated net realized loss	(408,155,643)	(1,156,729,484)	(33,541,307)
Net unrealized appreciation (depreciation)	(5,574,402)	216,315,096	17,092,750
Net assets	$372,392,020	$1,289,829,989	$66,550,532
Class A:
Net assets	$216,296,656	$753,749,821	$50,166,599
Shares outstanding	36,141,583	73,369,260	6,003,892
Net asset value and redemption proceeds per share	$5.98	$10.27	$8.36
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.33	$10.87	$8.85
Class B:
Net assets	$2,002,966	$7,483,961	N/A
Shares outstanding	350,913	728,208	N/A
Net asset value and offering price per share	$5.71	$10.28	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.42	$9.77	N/A
Class C:
Net assets	$66,349,331	$348,721,181	$14,989,252
Shares outstanding	11,620,176	34,887,467	1,797,043
Net asset value and offering price per share	$5.71	$10.00	$8.34
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.65	$9.90	$8.26
Class Y:
Net assets	$87,743,067	$179,875,026	$1,394,681
Shares outstanding	14,417,499	17,157,210	166,863
Net asset value per share, offering price per share, and redemption proceeds per share[2]	$6.09	$10.48	$8.36

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2011

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment income:
Dividends	$6,602,682	$14,524,214	$—
Interest and other	6,559,429	3,327,161	171,195
Affiliated interest	78,146	94,987	8,487
Securities lending[1]	142,126	242,514	323
Foreign tax withheld	(469,596)	(535,901)	—
Total income	12,912,787	17,652,975	180,005
Expenses:
Advisory and administration	4,390,653	11,610,047	712,526
Service and distribution:
Class A	731,372	2,068,864	133,786
Class B	35,196	115,322	—
Class C	873,592	3,812,862	151,648
Transfer agency and related service fees:
Class A	221,571	464,665	20,248
Class B	6,293	19,734	—
Class C	82,003	324,667	9,829
Class Y	14,665	27,016	634
Custodian and fund accounting	199,491	467,442	50,077
Federal and state registration	51,721	55,467	37,626
Professional services	132,738	122,147	78,815
Shareholder reports	75,871	152,960	17,450
Trustees	47,266	107,421	20,826
Dividend expense and security loan fees for securities sold short	1,959,121	—	—
Other	93,888	169,015	20,531
Total expenses	8,915,441	19,517,629	1,253,996
Fee waivers and/or expense reimbursements by Advisor	(119,133)	—	(168,383)
Net expenses	8,796,308	19,517,629	1,085,613
Net investment income (loss)	4,116,479	(1,864,654)	(905,608)
Net realized gain (loss) on:
Investments in unaffiliated issuers	32,077,576	102,748,554	53,024
Investments in affiliated issuers	17,689,137	49,836,070	5,533,645
Futures contracts	(26,233,174)	(9,962,066)	3,555,140
Options written	(701,229)	—	—
Securities sold short	(11,191,868)	—	—
Swap agreements	(2,759,885)	—	—
Forward foreign currency contracts	(36,892,366)	27,469,574	3,767,502
Foreign currency transactions	(1,669,343)	961,695	25,306
Net realized gain (loss)	(29,681,152)	171,053,827	12,934,617
Change in net unrealized appreciation/depreciation on:
Investments	69,549,670	134,137,278	7,262,340
Futures contracts	(12,345,431)	1,934,635	2,378,448
Options written	(4,372)	—	—
Securities sold short	(13,579,589)	—	—
Swap agreements	2,111,209	—	—
Forward foreign currency contracts	1,282,928	(3,018,173)	(459,874)
Translation of other assets and liabilities denominated in foreign currency	64,217	100,585	14,363
Change in net unrealized appreciation/depreciation	47,078,632	133,154,325	9,195,277
Net realized and unrealized gain	17,397,480	304,208,152	22,129,894
Net increase in net assets resulting from operations	$21,513,959	$302,343,498	$21,224,286

1  Includes affiliated income from UBS Private Money Market Fund LLC of $2,998 and $5,287, for UBS Dynamic Alpha Fund and UBS Global Allocation Fund, respectively.

See accompanying notes to financial statements.
62

This page has been left blank intentionally.

63

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Year ended June 30, 2011	Year ended June 30, 2010	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income (loss)	$4,116,479	$1,223,597	$(1,864,654)	$(3,123,265)
Net realized gain (loss)	(29,681,152)	10,196,316	171,053,827	194,245,926
Change in net unrealized appreciation/depreciation	47,078,632	77,091,341	133,154,325	50,734,378
Net increase in net assets from operations	21,513,959	88,511,254	302,343,498	241,857,039
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(7,507,567)	(18,036,063)	(35,643,712)	(64,679,381)
Class B:
Net investment income and net foreign currency gains	(74,697)	(256,998)	(271,858)	(1,173,478)
Class C:
Net investment income and net foreign currency gains	(1,529,009)	(5,224,436)	(13,451,079)	(27,111,813)
Class Y:
Net investment income and net foreign currency gains	(2,642,703)	(5,942,088)	(8,188,472)	(14,623,794)
Decrease in net assets from dividends and distributions	(11,753,976)	(29,459,585)	(57,555,121)	(107,588,466)
Beneficial interest transactions:
Proceeds from shares sold	38,956,835	114,313,977	77,483,013	115,466,913
Shares issued on reinvestment of dividends and distributions	11,063,907	28,144,238	53,431,280	100,642,981
Cost of shares redeemed	(213,836,745)	(289,139,327)	(467,500,598)	(679,409,293)
Redemption fees	13,204	10,795	25,304	30,280
Net decrease in net assets resulting from beneficial interest transactions	(163,802,799)	(146,670,317)	(336,561,001)	(463,269,119)
Increase (decrease) in net assets	(154,042,816)	(87,618,648)	(91,772,624)	(329,000,546)
Net assets, beginning of year	526,434,836	614,053,484	1,381,602,613	1,710,603,159
Net assets, end of year	$372,392,020	$526,434,836	$1,289,829,989	$1,381,602,613
Net assets include accumulated undistributed net investment income	$2,169,453	$2,158,638	$42,084,904	$54,381,068

	UBS Global Frontier Fund
	Year ended June 30, 2011	Year ended June 30, 2010
Operations:
Net investment income (loss)	$(905,608)	$(848,300)
Net realized gain (loss)	12,934,617	10,120,585
Change in net unrealized appreciation/depreciation	9,195,277	3,573,824
Net increase in net assets from operations	21,224,286	12,846,109
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,678,450)	(2,525,878)
Class B:
Net investment income and net foreign currency gains	—	—
Class C:
Net investment income and net foreign currency gains	(361,050)	(614,766)
Class Y:
Net investment income and net foreign currency gains	(28,269)	(530)
Decrease in net assets from dividends and distributions	(2,067,769)	(3,141,174)
Beneficial interest transactions:
Proceeds from shares sold	11,145,739	14,056,564
Shares issued on reinvestment of dividends and distributions	1,915,760	3,011,650
Cost of shares redeemed	(28,131,068)	(28,974,906)
Redemption fees	7,126	6,130
Net decrease in net assets resulting from beneficial interest transactions	(15,062,443)	(11,900,562)
Increase (decrease) in net assets	4,094,074	(2,195,627)
Net assets, beginning of year	62,456,458	64,652,085
Net assets, end of year	$66,550,532	$62,456,458
Net assets include accumulated undistributed net investment income	$2,424,736	$566,294

64

The UBS Funds

Financial statements

See accompanying notes to financial statements.
65

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.92	$5.45	$9.89	$11.42	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.02	0.14	0.04	0.01
Net realized and unrealized gain (loss)	0.16	0.75	(1.84)	(0.56)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.22	0.77	(1.70)	(0.52)	0.38
Less dividends/distributions:
From net investment income	(0.16)	(0.30)	—	(0.01)	0.00[3]
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.16)	(0.30)	(2.74)	(1.01)	0.00[3]
Net asset value, end of year	$5.98	$5.92	$5.45	$9.89	$11.42
Total investment return[2]	3.58%	14.19%	(14.31)%[4]	(4.95)%	3.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.79%	1.74%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.76%	1.72%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.30%	1.20%	1.17%
Net investment income (loss)	0.95%	0.31%	1.99%	0.35%	0.06%
Supplemental data:
Net assets, end of year (000's)	$216,297	$334,131	$398,321	$1,178,342	$2,168,596
Portfolio turnover rate	65%	58%	139%	39%	28%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.65	$5.20	$9.68	$11.26	$10.98
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.03)	0.08	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.16	0.73	(1.82)	(0.54)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.17	0.70	(1.74)	(0.58)	0.28
Less dividends/distributions:
From net investment income	(0.11)	(0.25)	—	—	—
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.11)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of year	$5.71	$5.65	$5.20	$9.68	$11.26
Total investment return[2]	2.86%	13.11%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.63%	2.58%	2.39%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.50%	2.47%	2.36%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	1.99%	1.95%
Net investment income (loss)	0.15%	(0.44)%	1.23%	(0.42)%	(0.78)%
Supplemental data:
Net assets, end of year (000's)	$2,003	$4,597	$6,733	$14,905	$25,790
Portfolio turnover rate	65%	58%	139%	39%	28%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

66

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.65	$5.21	$9.68	$11.26	$10.97
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.03)	0.08	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.15	0.72	(1.81)	(0.54)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.16	0.69	(1.73)	(0.58)	0.29
Less dividends/distributions:
From net investment income	(0.10)	(0.25)	—	—	—
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.10)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of year	$5.71	$5.65	$5.21	$9.68	$11.26
Total investment return[2]	2.82%	13.15%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.55%	2.50%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.51%	2.47%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.07%	1.97%	1.93%
Net investment income (loss)	0.20%	(0.44)%	1.24%	(0.41)%	(0.72)%
Supplemental data:
Net assets, end of year (000's)	$66,349	$104,146	$131,745	$317,450	$579,916
Portfolio turnover rate	65%	58%	139%	39%	28%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.03	$5.54	$9.96	$11.48	$11.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.03	0.17	0.08	0.05
Net realized and unrealized gain (loss)	0.16	0.78	(1.85)	(0.56)	0.36
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.24	0.81	(1.68)	(0.48)	0.41
Less dividends/distributions:
From net investment income	(0.18)	(0.32)	—	(0.04)	0.00[3]
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.18)	(0.32)	(2.74)	(1.04)	0.00[3]
Net asset value, end of year	$6.09	$6.03	$5.54	$9.96	$11.48
Total investment return[2]	3.89%	14.49%	(13.99)%[4]	(4.64)%	3.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.07%	1.04%	1.00%	0.91%	0.89%
Net investment income (loss)	1.25%	0.56%	2.23%	0.69%	0.40%
Supplemental data:
Net assets, end of year (000's)	$87,743	$83,561	$77,254	$320,839	$478,785
Portfolio turnover rate	65%	58%	139%	39%	28%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

See accompanying notes to financial statements.
67

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.66	$8.18	$12.59	$14.81	$13.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.00[3]	0.08	0.17	0.19
Net realized and unrealized gain (loss)	2.05	1.11	(3.08)	(1.34)	1.83
Total income (loss)	2.05	1.11	(3.00)	(1.17)	2.02
Less dividends/distributions:
From net investment income	(0.44)	(0.63)	(0.46)	(0.23)	(0.27)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.44)	(0.63)	(1.41)	(1.05)	(1.07)
Net asset value, end of year	$10.27	$8.66	$8.18	$12.59	$14.81
Total investment return[2]	23.87%	13.11%	(22.36)%	(8.43)%	14.93%
Ratios to average net assets:
Expenses	1.21%	1.21%	1.19%	1.09%	1.13%
Net investment income (loss)	0.05%	0.01%	0.84%	1.19%	1.28%
Supplemental data:
Net assets, end of year (000's)	$753,750	$814,760	$996,059	$2,396,937	$3,094,036
Portfolio turnover rate	68%	90%	122%	83%	74%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.56	$8.00	$12.35	$14.52	$13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.08)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	2.03	1.08	(3.01)	(1.31)	1.79
Total income (loss)	1.95	1.00	(3.01)	(1.26)	1.86
Less dividends/distributions:
From net investment income	(0.23)	(0.44)	(0.39)	(0.09)	(0.14)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.23)	(0.44)	(1.34)	(0.91)	(0.94)
Net asset value, end of year	$10.28	$8.56	$8.00	$12.35	$14.52
Total investment return[2]	22.86%	12.14%	(22.98)%	(9.14)%	13.96%
Ratios to average net assets:
Expenses	2.07%	2.09%	2.02%	1.91%	1.93%
Net investment income (loss)	(0.86)%	(0.90)%	0.01%	0.36%	0.48%
Supplemental data:
Net assets, end of year (000's)	$7,484	$15,190	$33,685	$90,258	$139,061
Portfolio turnover rate	68%	90%	122%	83%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

68

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.42	$7.96	$12.29	$14.48	$13.58
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.07)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	1.99	1.07	(2.99)	(1.30)	1.79
Total income (loss)	1.92	1.00	(2.99)	(1.25)	1.86
Less dividends/distributions:
From net investment income	(0.34)	(0.54)	(0.39)	(0.12)	(0.16)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.34)	(0.54)	(1.34)	(0.94)	(0.96)
Net asset value, end of year	$10.00	$8.42	$7.96	$12.29	$14.48
Total investment return[2]	22.90%	12.29%	(22.93)%	(9.15)%	14.02%
Ratios to average net assets:
Expenses	1.99%	2.00%	1.97%	1.89%	1.90%
Net investment income (loss)	(0.73)%	(0.78)%	0.06%	0.40%	0.51%
Supplemental data:
Net assets, end of year (000's)	$348,721	$381,137	$456,577	$985,156	$1,274,539
Portfolio turnover rate	68%	90%	122%	83%	74%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.84	$8.34	$12.80	$15.04	$14.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.03	0.10	0.21	0.23
Net realized and unrealized gain (loss)	2.07	1.14	(3.13)	(1.37)	1.85
Total income (loss)	2.11	1.17	(3.03)	(1.16)	2.08
Less dividends/distributions:
From net investment income	(0.47)	(0.67)	(0.48)	(0.26)	(0.30)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.47)	(0.67)	(1.43)	(1.08)	(1.10)
Net asset value, end of year	$10.48	$8.84	$8.34	$12.80	$15.04
Total investment return[2]	24.15%	13.54%	(22.12)%	(8.20)%	15.18%
Ratios to average net assets:
Expenses	0.92%	0.93%	0.90%	0.82%	0.88%
Net investment income (loss)	0.35%	0.29%	1.14%	1.46%	1.53%
Supplemental data:
Net assets, end of year (000's)	$179,875	$170,517	$224,281	$477,603	$648,479
Portfolio turnover rate	68%	90%	122%	83%	74%

UBS Global Allocation Fund

Financial highlights

See accompanying notes to financial statements.
69

UBS Global Frontier Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.38	1.12	(2.98)	(1.10)
Total income (loss)	2.29	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$8.36	$6.32	$5.59	$8.75
Total investment return[2]	36.53%	18.30%	(34.51)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.62%	1.66%	1.59%[5]
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%[5]
Net investment loss	(1.14)%	(1.01)%	(1.01)%	(0.52)%[5]
Supplemental data:
Net assets, end of period (000's)	$50,167	$48,479	$48,395	$79,572
Portfolio turnover rate	33%	54%	148%	84%

	Class Y
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.38	1.11	(2.99)	(1.10)
Total income (loss)	2.31	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$8.36	$6.32	$5.60	$8.77
Total investment return[2]	36.66%	18.54%	(34.30)%	(11.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%	1.35%	1.35%	1.31%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%[5]
Net investment loss	(0.87)%	(0.72)%	(0.73)%	(0.26)%[5]
Supplemental data:
Net assets, end of period (000's)	$1,395	$185	$1,699	$7,395
Portfolio turnover rate	33%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

70

UBS Global Frontier Fund

Financial highlights

	Class C
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	2.37	1.12	(2.96)	(1.10)
Total income (loss)	2.22	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$8.34	$6.31	$5.58	$8.71
Total investment return[2]	35.39%	17.50%	(35.03)%	(12.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.41%	2.41%	2.48%	2.40%[5]
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%[5]
Net investment loss	(1.89)%	(1.76)%	(1.76)%	(1.27)%[5]
Supplemental data:
Net assets, end of period (000's)	$14,989	$13,792	$14,559	$22,882
Portfolio turnover rate	33%	54%	148%	84%

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
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The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class C and Class Y shares. For each Fund except UBS Global Frontier Fund, Class B shares are offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisor Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Global Frontier Fund does not offer Class B shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments.

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The UBS Funds

Notes to financial statements

Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

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The UBS Funds

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for annual and interim period beginning after December 15, 2010.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative

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The UBS Funds

Notes to financial statements

instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2011, except for forward foreign currency contracts for UBS Global Allocation Fund and UBS Global Frontier Fund, for which the average volume during the year was greater than at year end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended June 30, 2011 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$2,788,675	$2,788,675
Futures contracts[2]	177,839	—	—	—	177,839
Options purchased[1]	1,258,494	12,527,017	—	0	13,785,511
Swap agreements[1]	4,661,972	—	1,584,243	283,038	6,529,253
Total value	$6,098,305	$12,527,017	$1,584,243	$3,071,713	$23,281,278

1  Statement of assets and liabilities location: Options purchased are shown within Investments in securities of unaffiliated issuers, at value, Unrealized appreciation on forward foreign currency contracts and Outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$(4,727,253)	$(4,727,253)
Futures contracts[2]	(1,605,001)	(6,611,400)	—	—	(8,216,401)
Options written[1]	(624,414)	(2,256,680)	(247,385)	(25,253)	(3,153,732)
Swap agreements[1]	(10,855,961)	—	(6,072,456)	(245,084)	(17,173,501)
Total value	$(13,085,376)	$(8,868,080)	$(6,319,841)	$(4,997,590)	$(33,270,887)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, Outstanding swap agreements, at value and Options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

75

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2011, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$(36,892,366)	$(36,892,366)
Futures contracts	210,501	(26,443,675)	—	—	(26,233,174)
Options purchased[3]	(6,997,382)	(342,720)	—	(603,051)	(7,943,153)
Options written	(2,282,152)	453,696	524,175	603,052	(701,229)
Swap agreements	(6,082,964)	1,812,825	1,373,652	136,602	(2,759,885)
Total net realized gain (loss)	$(15,151,997)	$(24,519,874)	$1,897,827	$(36,755,763)	$(74,529,807)
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$1,282,928	$1,282,928
Futures contracts	(1,089,470)	(11,255,961)	—	—	(12,345,431)
Options purchased[3]	(678,845)	4,288,797	—	(68,216)	3,541,736
Options written	441,296	(573,584)	84,953	42,963	(4,372)
Swap agreements	(209,839)	—	2,353,144	(32,096)	2,111,209
Total net change in unrealized appreciation/depreciation	$(1,536,858)	$(7,540,748)	$2,438,097	$1,225,579	$(5,413,930)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$—	$980,744	$980,744
Futures contracts[2]	110,653	1,383,206	—	1,493,859
Total value	$110,653	$1,383,206	$980,744	$2,474,603

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$—	$(1,283,299)	$(1,283,299)
Futures contracts[2]	(233,589)	(2,362,605)	—	(2,596,194)
Total value	$(233,589)	$(2,362,605)	$(1,283,299)	$(3,879,493)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

76

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2011 were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$27,469,574	$27,469,574
Futures contracts	1,261,849	(11,223,915)	—	(9,962,066)
Total net realized gain (loss)	$1,261,849	$(11,223,915)	$27,469,574	$17,507,508
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(3,018,173)	$(3,018,173)
Futures contracts	1,373,222	561,413	—	1,934,635
Total net change in unrealized appreciation/depreciation	$1,373,222	$561,413	$(3,018,173)	$(1,083,538)

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$105,165	$105,165
Futures contracts[2]	890,959	—	890,959
Total value	$890,959	$105,165	$996,124

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$(83,551)	$(83,551)
Futures contracts[2]	(56,597)	—	(56,597)
Total value	$(56,597)	$(83,551)	$(140,148)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

77

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2011, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$3,767,502	$3,767,502
Futures contracts	67,431	3,487,709	—	3,555,140
Total net realized gain (loss)	$67,431	$3,487,709	$3,767,502	$7,322,642
Net change in unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(459,874)	$(459,874)
Futures contracts	27,549	2,350,899	—	2,378,448
Total net change in unrealized appreciation/depreciation	$27,549	$2,350,899	$(459,874)	$1,918,574

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

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The UBS Funds

Notes to financial statements

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

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The UBS Funds

Notes to financial statements

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective

80

The UBS Funds

Notes to financial statements

referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing

81

The UBS Funds

Notes to financial statements

options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2011, UBS Global Allocation Fund recorded $42,313 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

82

The UBS Funds

Notes to financial statements

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS Global Frontier Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and securities loan fees and dividend expense for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2011, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$4,034,333	$119,133
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	10,558,731	—
UBS Global Frontier Fund	1.40	N/A1	2.15	1.15	660,372	168,383

1  UBS Global Frontier Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2011 are subject to repayment through June 30, 2014. At June 30, 2011, the following Funds

83

The UBS Funds

Notes to financial statements

had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2012	Expires June 30, 2013	Expires June 30, 2014
UBS Dynamic Alpha Fund—Class A	$127,439	$—	$51,127	$76,312
UBS Dynamic Alpha Fund—Class B	13,446	2,654	6,334	4,458
UBS Dynamic Alpha Fund—Class C	73,846	—	35,483	38,363
UBS Global Frontier Fund—Class A	382,279	137,121	118,867	126,291
UBS Global Frontier Fund—Class C	132,365	50,614	41,974	39,777
UBS Global Frontier Fund—Class Y	9,513	5,653	1,545	2,315

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2011, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$49,880	$356,320
UBS Global Allocation Fund	165,450	1,051,316
UBS Global Frontier Fund	8,463	52,154

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2011 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending in the Statement of operations.

84

The UBS Funds

Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2011, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$18,307
UBS Global Allocation Fund	9,202

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00

*  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At June 30, 2011, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2011, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$98,537	$67,584
UBS Dynamic Alpha Fund—Class B	3,583	7,246
UBS Dynamic Alpha Fund—Class C	117,213	7,528
UBS Global Allocation Fund—Class A	322,874	161,467
UBS Global Allocation Fund—Class B	12,969	22,932
UBS Global Allocation Fund—Class C	591,502	5,863
UBS Global Frontier Fund—Class A	21,381	22,300
UBS Global Frontier Fund—Class C	24,837	373

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

85

The UBS Funds

Notes to financial statements

For the year ended June 30, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$162,803
UBS Global Allocation Fund	382,759
UBS Global Frontier Fund	15,505

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in each Fund's respective Portfolio of investments. In addition, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral amounting to $9,069,093 and $687,649, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2011, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$7,914,206	$8,124,287	$8,124,287
UBS Global Allocation Fund	31,344,738	32,358,340	23,289,247
UBS Global Frontier Fund	673,802	687,649	—

6. Purchases and sales of securities

For the year ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$356,887,441	$596,740,774
UBS Global Allocation Fund	572,172,035	897,683,888
UBS Global Frontier Fund	14,766,655	22,616,177

86

The UBS Funds

Notes to financial statements

For the year ended June 30, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$2,291,464	$3,272,544
UBS Global Allocation Fund	324,947,279	375,798,976
UBS Global Frontier Fund	5,508,831	6,551,225

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income
UBS Dynamic Alpha Fund	$11,753,976	$29,459,585
UBS Global Allocation Fund	57,555,121	107,588,466
UBS Global Frontier Fund	2,067,769	3,141,174

At June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$(402,753,022)	$(29,329,745)	$(432,082,767)
UBS Global Allocation Fund	43,903,055	(1,143,364,760)	239,089,868	(860,371,837)
UBS Global Frontier Fund	2,624,215	(25,831,053)	(4,599,395)	(27,806,233)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2011 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$7,648,312	$(3,846,431)	$(3,801,881)
UBS Global Allocation Fund	47,123,611	(28,129,616)	(18,993,995)
UBS Global Frontier Fund	4,831,819	(7,770,204)	2,938,385

87

The UBS Funds

Notes to financial statements

At June 30, 2011, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$145,211,340	$202,927,795	$46,428,719
UBS Global Allocation Fund	278,395,017	862,762,158	—
UBS Global Frontier Fund	12,841,328	9,543,610	3,241,353

During the fiscal year ended June 30, 2011, UBS Global Allocation Fund utilized $10,009,610 of capital loss carryforwards to offset current year realized gains.

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2011, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$4,902,321	$3,282,847

As of and during the year ended June 30, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the year ended June 30, 2011.

88

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,877,616	$23,735,661	1,842	$10,987
Shares repurchased	(25,525,034)	(156,780,166)	(202,120)	(1,184,499)
Shares converted from Class B to Class A	262,643	1,628,864	(274,367)	(1,628,864)
Dividends reinvested	1,128,708	6,941,554	12,288	72,375
Redemption fees	—	12,034	—	—
Net decrease	(20,256,067)	$(124,462,053)	(462,357)	$(2,730,001)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	248,263	$1,456,605	1,974,534	$12,124,718
Shares repurchased	(7,303,153)	(42,802,216)	(1,838,567)	(11,441,000)
Dividends reinvested	244,384	1,439,424	418,358	2,610,554
Redemption fees	—	561	—	609
Net increase (decrease)	(6,810,506)	$(39,905,626)	554,325	$3,294,881

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	5,496,418	$54,196,160	6,667	$66,091
Shares repurchased	(30,247,628)	(299,917,346)	(359,847)	(3,473,824)
Shares converted from Class B to Class A	714,938	7,085,487	(719,244)	(7,085,487)
Dividends reinvested	3,337,041	32,702,995	25,649	252,385
Redemption fees	—	19,046	—	—
Net decrease	(20,699,231)	$(205,913,658)	(1,046,775)	$(10,240,835)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	680,165	$6,577,919	936,573	$9,557,356
Shares repurchased	(12,339,415)	(118,547,892)	(3,881,538)	(38,476,049)
Dividends reinvested	1,301,168	12,452,180	803,980	8,023,720
Redemption fees	—	3,791	—	2,467
Net decrease	(10,358,082)	$(99,514,002)	(2,140,985)	$(20,892,506)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,148,039	$9,053,928	128,727	$1,018,619	138,711	$1,073,192
Shares repurchased	(3,015,895)	(23,741,744)	(563,344)	(4,351,462)	(4,765)	(37,862)
Dividends reinvested	199,143	1,539,376	44,976	348,115	3,662	28,269
Redemption fees	—	5,441	—	1,645	—	40
Net increase (decrease)	(1,668,713)	$(13,142,999)	(389,641)	$(2,983,083)	137,608	$1,063,639

89

The UBS Funds

Notes to financial statements

For the year ended June 30, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	8,327,793	$51,653,337	1,338	$7,948
Shares repurchased	(27,919,319)	(169,870,197)	(440,378)	(2,587,427)
Shares converted from Class B to Class A	80,825	498,728	(84,617)	(498,728)
Dividends reinvested	2,795,905	16,999,103	43,098	250,834
Redemption fees	—	10,795	—	—
Net decrease	(16,714,796)	$(100,708,234)	(480,559)	$(2,827,373)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,384,171	$8,180,981	9,079,410	$53,972,983
Shares repurchased	(9,114,936)	(53,034,892)	(10,125,401)	(63,148,083)
Dividends reinvested	852,122	4,959,348	961,905	5,934,953
Net decrease	(6,878,643)	$(39,894,563)	(84,086)	$(3,240,147)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	6,352,517	$59,062,787	10,783	$100,247
Shares repurchased	(41,995,018)	(391,321,186)	(1,081,458)	(9,800,513)
Shares converted from Class B to Class A	1,460,114	13,447,161	(1,486,878)	(13,447,161)
Dividends reinvested	6,494,949	59,948,378	121,003	1,108,390
Redemption fees	—	21,796	—	—
Net decrease	(27,687,438)	$(258,841,064)	(2,436,550)	$(22,039,037)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,764,048	$16,132,184	2,805,782	$26,724,534
Shares repurchased	(16,688,832)	(151,047,516)	(11,923,497)	(113,792,917)
Dividends reinvested	2,798,058	25,210,500	1,529,331	14,375,713
Redemption fees	—	7,984	—	500
Net decrease	(12,126,726)	$(109,696,848)	(7,588,384)	$(72,692,170)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,866,397	$12,428,452	208,061	$1,436,877	27,487	$191,235
Shares repurchased	(3,195,448)	(21,825,684)	(714,884)	(4,951,609)	(301,785)	(2,197,613)
Dividends reinvested	347,095	2,408,840	86,529	602,239	82	571
Redemption fees	—	5,142	—	988	—	—
Net decrease	(981,956)	$(6,983,250)	(420,294)	$(2,911,505)	(274,216)	$(2,005,807)

90

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund (three of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2011

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The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 9 and 10, 2011 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2011, June 9, 2011 and June 10, 2011, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

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Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed a memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Global Equity Fund, UBS Global Bond Fund and UBS Absolute Return Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Dynamic Alpha Fund, the Advisor discussed the factors that had affected the short-term and longer-term performance of the Fund. The Advisor explained that after the market turmoil in 2008, the Advisor implemented strategy enhancements to provide the Fund with more protection against downside risk in order to further the Fund's goal of providing positive returns in a variety of market environments. The Advisor stated that during the one-year performance period, the Fund's more conservative stance with respect to risk may have impacted the UBS Dynamic Alpha Fund's performance relative to its peers. The Advisor also described for the Board the modifications that had been made to the UBS Dynamic Alpha Fund's security selection process, which management believes will enhance the Fund's performance.

With respect to the performance of the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Large Cap Equity Fund over the past year, the Advisor noted that each Fund had positive returns but also noted that each Fund underperformed relative to its peer universe. The Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. With respect to the UBS U.S. Large Cap Equity Fund, it also was noted that while the Fund had underperformed during the last year, the Fund's performance for the longer-term, ten-year performance period compared very favorably to most of its peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Global Equity Fund during the one-year performance period. Although the UBS Global Equity Fund experienced a positive return during the past year, the Fund underperformed relative to its peer universe. The Advisor noted that stock selection was the primary factor that contributed to the Fund's relative underperformance. The Advisor discussed the stock selection process for the UBS Global Equity Fund and explained the steps the Advisor was taking to improve the Fund's performance. The Advisor also noted that while the UBS Global Equity Fund underperformed relative to its peer universe for the one-year performance period, it exceeded its peer universe median for the three year performance period.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its peer universe for the one-year period, the Fund experienced a positive return and outperformed its benchmark index during this time period. The Fund's weaker peer group relative performance was partially attributable to its more conservative posture with respect to credit sectors. The Advisor discussed with the Board the performance

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outlook for the Fund in the upcoming year and stated that it believed that the previous enhancements that had been made to the investment process should continue to contribute positively to the performance of the Fund in the future.

The Advisor next addressed the relative underperformance of the UBS Absolute Return Bond Fund with respect to the Fund's peers. The Advisor discussed with the Board the Fund's strategy of attempting to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor stated that the UBS Absolute Return Bond Fund's more conservative strategy with respect to the emerging markets and high yield asset classes resulted in its relative underperformance in comparison to its peers. The Advisor noted that the ability of UBS Absolute Return Bond Fund to maintain a negative duration posture may allow the Fund to be more competitive with its peers in the future as global yields remain at historically low levels.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Dynamic Alpha Fund and UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS Core Plus Bond Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS Dynamic Alpha Fund, UBS Global Equity Fund, UBS U.S. Equity Alpha Fund and UBS High Yield Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee and total expenses of the UBS Dynamic Alpha Fund. It was noted that the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, which led the Board to discuss this Fund's management fee with the Advisor. The Advisor explained that the complexity of the Fund's investment strategy was the reason that the Fund's management fee was higher than the management fees of funds in its expense group. The Advisor explained that the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that in order to achieve its absolute return goal, the Fund uses sophisticated derivatives techniques, including the use of short positions for individual markets, currencies and securities. The Advisor also stated that the Fund is continually adding additional types of investments as sources of return and that there is continual innovation with respect to the strategies, tools and techniques utilized to manage the Fund. The Advisor stated that employing these sophisticated management techniques make the Fund more expensive to manage than other global allocation funds but also noted that the Fund's management fee was not among the highest of its peers, ranking in the third quintile of its Lipper expense group. The Advisor also noted that the UBS Dynamic Alpha Fund's management fee included breakpoints, which would decrease the level of management fees as assets grew. The Board also considered that the UBS Dynamic Alpha Fund's total expenses were higher than the total expenses of the Fund's Lipper expense

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group. The Advisor noted that the UBS Dynamic Alpha Fund's total expenses were in the third quintile of its Lipper expense group and were not significantly higher than the expense group median.

The Board also noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not appreciably higher than its Lipper expense group median and the Fund was in the second quintile in its expense group with respect to total expenses.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were both at the median of its Lipper expense group.

The Board then considered the management fee of the UBS U.S. Large Cap Value Equity Fund. It was noted that the UBS U.S. Large Cap Value Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Value Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that compared favorably with the Fund's peers, placing in the second quintile of the Lipper expense group.

The Board then considered the total expenses of the UBS Global Equity Fund and UBS High Yield Fund, noting that the total expenses of each Fund were not significantly higher than each Fund's Lipper expense group median. The Board also noted each Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in each respective Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The

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Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 53 A.C. Advisory, Inc. 150 No. Clark Street, Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (1992-2006), a director of Lincoln National Convertible Securities Fund, Inc. (1992-2006) and a director of Wyndham International, Inc. (2004-2006).

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Abbie J. Smith; 57 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

J. Mikesell Thomas; 60 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp. (since 2008), CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004-2008). Mr. Thomas was an Independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (2008-2010).

Interested Trustee:

Shawn Lytle; 40*[2]	Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (2008-2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (2005-2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

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Officers:

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph J. Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through 2007 she was a vice president and assistant treasurer of certain UBS funds. From 2007 to 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 47	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Officers (continued):

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

102

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008) Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

103

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2011, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

Dividends received deduction
UBS Dynamic Alpha Fund	17.20%
UBS Global Allocation Fund	13.96%

For the year ended June 30, 2011, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Dynamic Alpha Fund	0.55%
UBS Global Allocation Fund	12.20%
UBS Global Frontier Fund	20.30%

104

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive
Chicago, IL 60606

S1196

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $678,900 and $600,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,500 and $41,000, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $63,525 and $64,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)          To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the UBS Funds’  independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate fees billed by E&Y of $170,400 and $335,750, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$106,025	$105,750
Non-Covered Services	$64,375	$230,000

(h)  The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	September 8, 2011